Exhibit 10.4

PREMIER LEAGUE

HANDBOOK

Season 2011/12

BARCLAYS PREMIER LEAGUE

PREMIER LEAGUE

Cover photograph courtesy of Action Images

THE FOOTBALL ASSOCIATION

PREMIER LEAGUE LIMITED

Board of Directors

Sir David G Richards (Chairman)

R C Scudamore

Auditors

Deloitte & Touche LLP

Hill House

1 Little New Street

London EC4A 3TR

Bankers

Barclays Bank plc

27th Floor

1 Churchill Place

London E14 5HP

THE FOOTBALL ASSOCIATION

PREMIER LEAGUE LIMITED

Season 2011/12

Chief Executive

R C Scudamore

General Secretary

N Coward

Company Secretary

J Purdon

Registered Office

30 Gloucester Place

London W1U 8PL

Regd. No. 2719699

Telephone

020 7864 9000

Facsimile

020 7864 9001

Website

www.premierleague.com

Published by The Football Association Premier League Limited

© The Football Association Premier League Limited 2011

PREMIERLEAGUE.COM
PREMIER LEAGUE
THE
BEST OF
FOOTBALL
BARCLAYS
PREMIER LEAGUE

PREMIER LEAGUE CHAIRMEN’S CHARTER

SEASON 2011/12

Foreword

The Chairmen’s Charter is a statement of our commitment and aim to run Premier League football to the highest possible standards in a professional manner and with the utmost integrity.

With that aim we, the Chairmen of the Clubs in membership of The Premier League, are determined:

(a)               To conduct our respective Club’s dealings with the utmost good faith and honesty.

(b)              At all times to maintain a rule book which is comprehensive, relevant and up-to-date.

(c)               To adopt disciplinary procedures which are professional, fair and objective.

(d)              To submit to penalties which are fair and realistic.

(e)               To secure the monitoring of and compliance with the rules at all times.

The Charter

The Chairmen’s Charter sets out our commitment to run Premier League football to the highest possible standards and with integrity.

We will ensure that our Clubs:

•                  Behave with the utmost good faith and honesty to each other, do not unjustly criticise or disparage one another and maintain confidences.

•                  Will comply with the laws of the game and take all reasonable steps to ensure that the Manager, his staff and Players accept and observe the authority and decisions of Match Officials at all times.

•                  Follow Premier League and FA Rules not only to the letter but also to their spirit, and will ensure that our Clubs and Officials are fully aware of such rules and that we have effective procedures to implement the same.

•                  Will respect the contractual obligations and responsibilities of each other’s employees and not seek to breach these or to make illegal approaches.

•                  Will discharge their financial responsibilities and obligations to each other promptly and fully and not seek to avoid them.

•                  Will seek to resolve differences between each other without recourse to law.

CONTENTS

Club Directory

Fixtures

Rules

Match Officials

Memorandum and Articles of Association

Miscellaneous

Statistics

CLUB DIRECTORY

ARSENAL

Highbury House

75 Drayton Park

London N5 1BU

Main Switchboard No: 020 7619 5003

Facsimile No: 020 7704 4001

Ticket Office No: 020 7619 5000

Credit Card Bookings: 0844 277 3625

Website: www.arsenal.com

Chairman:	Ticketing & Services Director:
Peter Hill-Wood	Ivan Worsell
Telephone No: 020 7619 5003
Chief Executive Officer:
Ivan Gazidis	Stadium & Facilities Director:
John Beattie
Company Secretary:	Telephone No: 020 7704 4030
David Miles
Communications Director:
Manager:	Mark Gonnella
Arsène Wenger	Telephone No: 020 7704 4010

Assistant Manager:	Team Doctor:
Pat Rice	Gary O’Driscoll
Qualifications: MBBS, BSc, DipSEM, FFSEM (Ire)
Head of Youth Development:
Liam Brady	Physiotherapist:
Colin Lewin
Chief Financial Officer:	Qualifications: Grad Dip Phys, MCSP, SRP
Stuart Wisely
Telephone No: 020 7704 4060	Head Groundsman:
Paul Ashcroft
Chief Commercial Officer:
Tom Fox
Telephone No: 020 7619 5003

Marketing Director:
Angus Kinnear
Telephone No: 020 7619 5003

Publications Manager:	Directors:
Andy Exley	Peter Hill-Wood (Chairman)
Arsenal Football Club, Highbury House,	Ken Friar OBE
75 Drayton Park, London N5 1BU	Ivan Gazidis (CEO)
Telephone No: 020 7619 5003	Richard Carr
Sir Chips Keswick
Shirt Sponsor:	Lord Harris of Peckham
Emirates	Stanley Kroenke

Kit Manufacturers:	Official Supporters Club:
Nike UK Ltd	Arsenal FC, Highbury House,
75 Drayton Park, London N5 1BU
Ground Capacity at start of the Season:
60,361	Official Company Name:
The Arsenal Football Club PLC
Pitch Dimensions:
Length: 105 metres, Width: 68 metres

Colours:
Shirts: Red & white	Shirts: Blue & light blue	Shirts: Gold & redcurrant
Shorts: White	Shorts: Blue	Shorts: Redcurrant
Socks: White	Socks: Blue	Socks: Gold
Goalkeepers Shirt: Purple	Goalkeepers Shirt: Green	Goalkeepers Shirt: Grey

ASTON VILLA Villa Park Birmingham B6 6HE Main Switchboard No: 0121 327 2299 Facsimile No: 0121 322 2107 Ticket Office No: 0800 612 0970 Website: www.avfc.co.uk Email: postmaster@avfc.co.uk

Chairman:	Head of Facilities:
Randolph Lerner	Tom Fantini
Telephone No: 0121 326 1498
Chief Executive:
Paul Faulkner	Head of Security & Safety Operations:
John Handley
Secretary:	Telephone No: 0121 326 1505
Sharon Barnhurst
Head of Media:
Manager:	Brian Doogan
Alex McLeish	Telephone No: 0121 326 1561

Assistant Manager:	Team Doctor:
Peter Grant	Dr Ian McGuinness
Qualifications: MBCHB, DRCOG, MRCGD,
Academy Manager:	MSc MED, SCI, FFSEM
Bryan Jones
Senior Physiotherapist:
Chief Finance Officer:	Alan Smith
Robin Russell	Qualifications: Chartered Physiotherapist,
Telephone No: 0121 326 1520	MRSP, SRP

Head of Marketing:	Head Groundsman:
Russell Jones	Jonathan Calderwood
Telephone No: 0121 326 1545

Head of Consumer Sales (Ticketing):
Nicola Keye
Telephone No: 0121 326 1528

Programme Editor:	Directors:
Aston Villa Media Department,	Randolph Lerner (Chairman Aston Villa Ltd)
Villa Park, Birmingham B6 6HE	Paul Faulkner (Chief Executive)
Telephone No: 0121 327 2299	Robin Russell (Chief Finance Officer)
General Charles Krulak (Aston Villa Ltd)
Shirt Sponsor:
Genting	Official Supporters Club:
c/o Alan Perrins
Kit Manufacturers:	Aston Villa Marketing Dept,
Nike	Villa Park, Birmingham B6 6HE

Ground Capacity at start of the Season:	Official Company Name:
42,785	Aston Villa FC Limited

Pitch Dimensions:
Length: 105 metres, Width: 68 metres

Colours:
Shirts: Claret	Shirts: White	Shirts: N/A
Shorts: White	Shorts: Claret	Shorts: N/A
Socks: Black	Socks: White	Socks: N/A
Goalkeepers Shirt: Navy blue	Goalkeepers Shirt: Black	Goalkeepers Shirt: Light grey

BLACKBURN ROVERS

Ewood Park

Blackburn

Lancashire BB2 4JF

Main Switchboard No: 0871 702 1875

Facsimile No: 01254 671042

Ticket Office No: 0871 222 1444

Credit Card Bookings: 0871 222 1444

Website: www.rovers.co.uk

Email: ewoodpark@rovers.co.uk

Deputy Chief Executive:	Stadium/Safety Manager:
Paul Hunt	John Newsham
Telephone No: 01254 296226
Football Secretary:
Anthony Bloch	Safety Officer:
Stuart Caley
Manager:	Telephone No: 01254 296286
Steve Kean
Press Officer:
Assistant Manager:	Paul Agnew
John Jensen	Telephone No: 01254 878000

Head of Youth Development:	Team Doctor:
Phil Cannon	TBC

Finance Director:	Senior Physiotherapist:
Martin Goodman	Dave Fevre
Telephone No: 01254 296299	Qualifications: MSc MCSP SRP

Head of Commercial & Marketing:	Head Groundsman:
Simon Williams	Steve Patrick
Telephone No: 01254 296183

Box Office Manager:
Paula Arpaci
Telephone No: 01254 296214

Programme Editor:	Directors:
Paul Agnew	Paul Hunt (Deputy Chief Executive)
PAPR, Bee Mill, Ribchester,	Martin Goodman (Finance Director)
Lancashire PR3 3XJ	Robert Coar
Telephone No: 01254 878000	Gandhi Babu
Mahesh Gupta
Shirt Sponsor:
TBC	Official Supporters Club:
Barbara Magee
Kit Manufacturers:	c/o Ewood Park, Blackburn BB2 4JF
Umbro
Official Company Name:
Ground Capacity at start of the Season:	Blackburn Rovers Football & Athletic PLC
31,154

Pitch Dimensions:
Length: 105 metres, Width: 65.8 metres

Colours:
Shirts: Royal blue & white halves with red trim	Shirts: Yellow with black sleeves	Shirts: N/A
Shorts: White	Shorts: Black	Shorts: N/A
Socks: Royal blue with red turnover	Socks: Yellow with black turnover	Socks: N/A
Goalkeepers Shirt:	Goalkeepers Shirt:	Goalkeepers Shirt:
Titanium with nightshade	Vermillion (red)	Green with black sleeves
shoulders & sleeves

BOLTON WANDERERS

The Reebok Stadium

Burnden Way

Lostock

Bolton BL6 6JW

Main Switchboard No: 0844 871 2932

Facsimile No: 0844 871 2931

Ticket Office No: 0844 871 2932

Credit Card Bookings: 0844 871 2932

Website: www.bwfc.co.uk

Email: reception@bwfc.co.uk

Chairman:	Stadium Manager:
Philip Gartside	Jan Kozlowski
Telephone No: 01204 673753
Chief Executive:
Allan Duckworth	Safety Officer:
Rod Cross
Secretary:	Telephone No: 01204 673748
Simon Marland
Press Officer:
Manager:	Mark Alderton
Owen Coyle	Telephone No: 01204 673676

Assistant Manager:	Team Doctor:
Sandy Stewart	Dr Jonathan Tobin
Qualifications: MBBS, BSc, MRCP,
Academy Manager:	MRCGP Dip (SEM)
Jimmy Phillips
Senior Physiotherapist:
Finance Director:	Andy Mitchell
Paula Mulligan	Qualifications: MSc, BSc (Hons), MCSP, SRP
Telephone No: 01204 673673
Head Groundsman:
Commercial Director:	Richard Norton
Gareth Moores
Telephone No: 01204 673762

Box Office Manager:
Matt Kendall
Telephone No: 01204 673647

Programme Editor:	Directors:
Rob Urbani	Philip Gartside
The Reebok Stadium, Burnden Way,	W. Brett Warburton
Lostock, Bolton BL6 6JW	Gordon Seymour
Telephone No: 01204 673552	Eddie Davies OBE
Des McBain
Shirt Sponsor:	Allan Duckworth
188 BET	Paula Mulligan

Kit Manufacturers:
Reebok	Official Supporters Club:
BWSA
Ground Capacity at start of the Season:
28,100	Official Company Name:
The Bolton Wanderers Football &
Pitch Dimensions:	Athletic Company Limited
Length: 101 metres, Width: 66 metres

Colours: Shirts: White Shorts: Athletic blue & Reebok red trim Socks: White Goalkeepers Shirt: Pink	Shirts: Black with yellow trim Shorts: Black with yellow trim Socks: Black with yellow trim Goalkeepers Shirt: Thermal orange	Shirts: Blueprint with thermal orange & white trim Shorts: Blueprint with thermal orange & white trim Socks: Blueprint

CHELSEA Stamford Bridge Fulham Road London SW6 1HS

Correspondence Address: Training Ground, 60 Stoke Road, Stoke D’Abernon, Cobham,

Surrey KT11 3PT Football Administration Fax: 01932 596180

Main Switchboard No: 0871 984 1955

Facsimile No: 0207 381 4831

Call Centre/Ticket Sales: 0871 984 1905

Website: www.chelseafc.com

Mobile: wap.chelseafc.com

Email: enquiries@chelseafc.com

Chairman:	Ticketing & Call Centre Manager:
Bruce Buck	Kelly Webster
Telephone No: 0207 915 1941
Chief Executive:
Ron Gourlay	Facilities Manager:
Chris Gleeson
Secretary:	Telephone No: 0207 915 1977
David Barnard
Safety Officer:
Manager:	Jill Dawson
Andre Villas-Boas	Telephone No: 0207 565 1479

Assistant Manager:	Press Officer:
Roberto Di Matteo	Steve Atkins
Telephone No: 01932 596101
Academy Manager:
Neil Bath	Chief Medical Officer:
TBC
Finance Director:
Chris Alexander	Senior Physiotherapist:
Telephone No: 0207 915 1969	Jason Palmer
Qualifications: MCSP
Head of Hospitality:
Simon Hunter	Head Groundsman:
Telephone No: 0207 915 1988	Jason Griffin

Head of Ticketing & Supporter Liaison:
Graham Smith
Telephone No: 0207 958 2166

Programme Editor:	Directors:
Steve Hanrahan — Trinity Mirror Sport Media,	Bruck Buck
Stamford Bridge, Fulham Road,	Ron Gourlay
London SW6 1HS	Eugene Tenenbaum
Telephone No: 0207 958 2168	David Barnard
Mike Forde
Shirt Sponsor:
Samsung	Official Supporters Club:
Diane Broom
Kit Manufacturers:	c/o The Club
Adidas
Official Company Name:
Ground Capacity at start of the Season:	Chelsea Football Club Ltd
42,449

Pitch Dimensions:
Length: 103 metres, Width: 67.5 metres

Colours:
Shirts: Reflex blue with white trim	Shirts: Black with fresh splash trim	Shirts: White with dark navy/fresh lemon trim
Shorts: Reflex blue with white trim	Shorts: Black with fresh splash trim	Shorts: White with dark navy trim
Socks: White with reflex blue trim	Socks: Black with fresh splash trim	Socks: White with dark navy trim
Goalkeepers Shirt:	Goalkeepers Shirt:	Goalkeepers Shirt:
White with deepest purple	Slime with black trim	Dark navy with fluo green trim

EVERTON Goodison Park Goodison Road Liverpool L4 4EL

Main Switchboard No: 0871 663 1878

Facsimile No: 0151 286 9112

Ticket Office No: 0871 663 1878

Credit Card Bookings: 0871 663 1878

Website: www.evertonfc.com

Email: everton@evertonfc.com

Chairman:	Head of Ticketing:
Bill Kenwright CBE	Andy Ward
Telephone No: 0151 330 2498
Chief Executive:
Robert Elstone	Community Chief Executive:
Denise Barrett-Baxendale
Club Secretary/Head of Football Operations:	BA (Hons) M.B.A, EdD, F.R.S.A
David Harrison	Telephone No: 0151 530 5254

Manager:	Head of Corporate Affairs & Public Relations:
David Moyes	Ian Ross
Telephone No: 0151 530 5233
Assistant Manager:
Steve Round	Head of Stadium Security & Safety Officer:
Ray Foy
Academy Manager:	Telephone No: 0151 530 5223
Alan Irvine
Stadium Manager:
Finance & Operations Director:	Alan Bowen
Martin Evans	Telephone No: 0151 530 5267
Telephone No: 0151 530 5286
Head of Media & Communications:
Head of Marketing:	Mark Rowan
TBC	Telephone No: 0151 530 5323
Telephone No: TBC
Team Doctor:
Commercial Director:	Ian Irving
Dave Biggar	Qualifications: MBChB, BSc Pharm
Telephone No: 0151 530 5342

Senior Physiotherapist:	Ground Capacity at start of the Season:
Daniel Donachie	40,157
Qualifications: BSc (Hons) Phys,
Manual Therapy Cert	Pitch Dimensions:
Length: 100.48 metres, Width: 68 metres
Head Groundsman:
Bob Lennon	Directors:
Bill Kenwright CBE (Chairman)
Programme Editor:	Jon Woods (Deputy Chairman)
Darren Griffiths	Robert Earl
Goodison Park, Liverpool L4 4EL	Sir Philip Carter CBE
Telephone No: 0151 530 5323
Official Supporters Club:
Shirt Sponsor:	Evertonia, Everton Football Club,
Chang	Liverpool L4 4EL

Kit Manufacturers:	Official Company Name:
Le Coq Sportif	The Everton Football Club Company Limited

Colours:
Shirts: True Everton marl	Shirts: Everton amber	Shirts: Glacier marl
Shorts: Optic white	Shorts: Virtual navy	Shorts: Virtual navy
Socks: True Everton marl	Socks: Virtual navy/Everton amber trim	Socks: Glacier marl/virtual navy trim
Goalkeepers Shirt:	Goalkeepers Shirt:
Celtic green camoflage	Black camoflage

FULHAM Craven Cottage Stevenage Road London SW6 6HH

Correspondence Address: Training Ground, Motspur Park, New Malden, Surrey KT3 6PT

Main Switchboard No: 0843 208 1222

Facsimile No: 0870 442 0236

Ticket Office No: 0843 208 1234

Credit Card Bookings: 0843 208 1234

Website: www.fulhamfc.com

Email: enquiries@fulhamfc.com

Chairman:	Supporter Centre Manager:
Mohamed Al Fayed	Sandra Coles
Telephone No: 020 7384 4797
Chief Executive Officer:
Alistair Mackintosh	Venues Operations Director:
Graham Gilmore
Club & Company Secretary:	Telephone No: 020 8336 7541
Darren Preston
Safety Officer:
Manager:	Bob Morrison
Martin Jol	Telephone No: 020 7384 4748

Assistant Manager:	Communications Director:
Michael Lindeman	Sarah Brookes
Telephone No: 020 8336 7488
Academy Director:
Huw Jennings	Team Doctor:
Steve Lewis
Finance Director:	Qualifications: BSc (Hons), MBBS, AFRCSEd,
Sean O’Loughlin	MScSEM, MFSEM (UK)
Telephone No: 020 8336 7589
Senior Physiotherapist:
Sales/Commercial Director:	Tom Jackson
TBC	Qualifications: B.Sc. Hons in Physiotherapy
Telephone No: 020 8336 7408
Head Groundsman:
Marketing Manager:	David Fellowes
Kurt Pittman
Telephone No: 020 8336 7476

Publications Editor:	Directors:
Adam Reed	Mohamed Al Fayed
Training Ground, Motspur Park,	Alistair Mackintosh
New Malden KT3 6PT	Mark Collins
Telephone No: 020 8336 7478	Karim Fayed
Omar Fayed
Shirt Sponsor:	Michael Cole
FxPro	Dennis Turner
Sean O’Loughlin
Kit Manufacturers:
Kappa	Official Company Name:
Fulham Football Club (1987) Limited
Ground Capacity at start of the Season:
25,700

Pitch Dimensions:
Length: 100 metres, Width: 65 metres

Colours:
Shirts: White with black trim	Shirts: Black	Shirts: Gold
Shorts: White with black trim	Shorts: Black	Shorts: Navy blue
Socks: White with black trim	Socks: Black	Socks: Navy blue
Goalkeepers Shirt: Navy blue	Goalkeepers Shirt: Lime green

LIVERPOOL Anfield Road Anfield Liverpool L4 0TH

Correspondence Address: PO Box 1959, Liverpool L69 3JL

Main Switchboard No: 0151 263 2361

Facsimile No: 0151 260 8813

Ticket Office/Booking Line No: 0843 170 5555

Customer Services/Memberships: 0843 170 5000

Website: www.liverpoolfc.tv

Email: customerservices@liverpoolfc.tv

Chairman:	Ticketing Manager:
Tom Werner	Keri Garrity
Telephone No: 0151 907 9355
Managing Director:
Ian Ayre	Hospitality Sales Manager:
Sue Johnston
Secretary:	Telephone No: 0151 263 9199
Zoe Ward
Stadium Manager:
Manager:	Ged Poynton
Kenny Dalglish	Telephone No: 0151 264 2247

Assistant Manager:	Safety Officer:
Steve Clarke	Ged Poynton
Telephone No: 0151 264 2247
Academy Manager:
Steve Cooper	Director of Communications & Community Affairs:
Ian Cotton
Chief Financial Officer:	Telephone No: 0151 264 2450
Philip Nash
Telephone No: 0151 264 2305	Head of Press:
Paul Tyrrell
Commercial Director:	Telephone No: 0151 230 5721
TBC
Telephone No: TBC	Team Doctor:
Dr Zafar Iqbal
Head of Ticketing & Hospitality:	Qualifications: MBBS, BSc, DCH, DRCOG,
Phil Dutton	MRCGP, MSc (SEM), MFSEM (UK), DIP PCR
Telephone No: 0151 237 5963

Senior Physiotherapist:	Pitch Dimensions:
Rob Price	Length: 101 metres, Width: 68 metres
Qualifications: MSc BSc (Hons), MCSP, SRP
Directors:
Principal Groundsman:	John Henry
Terry Forsyth	Tom Werner
David Ginsberg
Programme Editor:	Ian Ayre
Roy Gilfoyle	Philip Nash
Trinity Mirror Sport Media,	Michael Gordon
PO Box 48, Old Hall Street,	Jeff Vinik
Liverpool L69 3EB
Telephone No: 0151 472 2539	Official Supporters Club:
PO Box 204, Liverpool L69 3JF
Shirt Sponsor:	Telephone No: 0843 170 5000
Standard Chartered
Official Company Name:
Kit Manufacturers:	The Liverpool Football Club &
Adidas	Athletic Grounds Limited

Ground Capacity at start of the Season:
45,276

Colours:
Shirts: Red	Shirts: Dark grey with silver pin stripe	Shirts: White with blue pin stripe
Shorts: Red	Shorts: Dark grey with silver pin stripe	Shorts: White with blue pin stripe
Socks: Red	Socks: Dark grey	Socks: White
Goalkeepers Shirt: Black	Goalkeepers Shirt: Silver	Goalkeepers Shirt: Silver

MANCHESTER CITY The Etihad Stadium Etihad Campus Manchester M11 3FF

Main Switchboard No: 0161 444 1894

Facsimile No: 0161 438 7999

Ticket Office No: 0161 444 1894

Credit Card Bookings: 0161 444 1894

Website: www.mcfc.co.uk

Email: mcfc@mcfc.co.uk

Chairman:	Head of Event Production:
H.E. Khaldoon Al Mubarak	Nick Becker
Telephone No: 0161 444 1894
Chief Executive:
Garry Cook	Safety Officer:
Peter Fletcher
Secretary:	Telephone No: 0161 444 1894
Rebecca Baker
Chief Communications Officer:
Manager:	Vicky Kloss
Roberto Mancini	Telephone No: 0161 444 1894

Assistant Manager:	Club Doctor:
Brian Kidd	Dr Phil Batty
Qualifications: MB ChB, DRCOG, MRCGP,
Head of Elite Development:	PG Dip (SEM), FFSEM (UK)
Andy Welsh
Senior Physiotherapist:
Chief Operating Officer:	Lee Nobes
Graham Wallace	Qualifications: BSc (Hons) MCSP, SRP, MAACP
Telephone No: 0161 444 1894
Head Groundsman:
Head of Marketing:	Lee Jackson
Julian Pate
Telephone No: 0161 444 1894

Head of Sales & Service:
Danny Wilson
Telephone No: 0161 444 1894

Programme Editor:	Directors:
Ian Guildford, Ignition Publications	H.E. Khaldoon Al Mubarak
Email: ignitionpublications@mac.com	Simon Pearce
Telephone No: 01899 568 195	Martin Lee Edelman
Garry Cook
Shirt Sponsor:	John Macbeath
Etihad	Mohamed Al Mazrouei

Kit Manufacturers:	Official Supporters Club:
Umbro	Kevin Parker
Email kbmp2000@aol.com
Ground Capacity at start of the Season:
47,405	Official Company Name:
Manchester City Football Club Limited
Pitch Dimensions:
Length: 105 metres, Width: 68 metres

Colours:
Shirts: Sky blue	Shirts: Black/red striped	Shirts: Navy
Shorts: Sky blue	Shorts: Black/red striped	Shorts: White with sky blue side panel
Socks: Sky blue/white hoops	Socks: Black with 2 red hoops	Socks: Navy with sky blue turnover
Goalkeepers Shirt: Green	Goalkeepers Shirt: Grey

MANCHESTER UNITED Sir Matt Busby Way Old Trafford Manchester M16 0RA

Main Switchboard No: 0161 868 8000

Facsimile No: 0161 868 8804

Ticket Office No: 0161 868 8000 option 1

Credit Card Bookings: 0161 868 8000 option 1

Website: www.manutd.co.uk

Email: enquiries@manutd.co.uk

Chief Executive:	Stadium Manager:
David Gill	Ian Collins
Telephone No: 0161 868 8360
Secretary:
John Alexander	Safety Officer:
Charlie Coxon
Manager:	Telephone No: 0161 868 8609
Sir Alex Ferguson CBE
Director of Communications:
Assistant Manager:	Philip Townsend
Michael Phelan	Telephone No: 0161 868 8216

Academy Manager:	Club Doctor:
Brian McClair	Dr Steve McNally
Qualifications: B. Med Sci BM BS MRCGP
Finance Director:	DCH DRCOG DOccMed Dip.SEM.GB&I
Steve Deaville	MFSEM (RCPI & RCSI) MFSEM(UK)
Telephone No: 0161 868 8327

Commercial Director:	Senior Physiotherapist:
Richard Arnold	Rob Swire
Telephone No: 0207 484 1200	Qualifications: MSc MCSP SRP

Ticket Office Manager:	Head Groundsman:
Saad Afzal	Anthony Sinclair
Telephone No: 0161 868 8000

Programme Editor:	Directors:
Paul Davies	Sir Bobby Charlton CBE
Manchester United Football Club,	J M Edelson
Sir Matt Busby Way, Old Trafford,	D Gill
Manchester M16 0RA	E M Watkins
Telephone No: 0161 868 8551
Official Supporters Club:
Shirt Sponsor:	One United Membership
AON
Official Company Name:
Kit Manufacturers:	Manchester United Football Club Limited
Nike

Ground Capacity at start of the Season:
75,811

Pitch Dimensions:
Length: 105 metres, Width: 68 metres

Colours:

Shirts: Red	Shirts: Blue/Black	Shirts: White
Shorts: White (alternative: black)	Shorts: Black (alternative: blue)	Shorts: Black
Socks: Black (alternative: white)	Socks: Blue	Socks: White
Goalkeepers Shirt: Green	Goalkeepers Shirt: Yellow	Goalkeepers Shirt: Black

NEWCASTLE UNITED St James’ Park Newcastle upon Tyne NE1 4ST Football Secretary’s address: Newcastle United Training Centre, Whitley Road, Newcastle upon Tyne NE12 9SF

Main Switchboard No: 0844 372 1892

Facsimile No: 0191 201 8600

Ticket Office No: 0844 372 1892 (Option 1)

Website: www.nufc.co.uk

Email: admin@nufc.co.uk

Managing Director:	Safety Officer:
Derek Llambias	Steve Storey
Telephone No: 0844 372 1892 (Extn 8528)
Football Secretary:
Lee Charnley	Head of Media:
Telephone No: 0191 238 1004	Wendy Taylor
Telephone No: 0844 372 1892 (Extn 8420)
Manager:
Alan Pardew	Club Doctor:
Dr Paul Catterson
Assistant Manager:	Qualifications: MBBS, MRCP, FCEM, Dip SEM,
John Carver	MFSEM

Academy Manager:	Senior Physiotherapist:
Joe Joyce	Derek Wright
Qualifications: MSCP DipRGRT PG Dip Sport
Finance Director:	Ex Med.
John Irving
Telephone No: 0844 372 1892 (Extn 8681)	Head Groundsman:
Michael Curran
Partnerships Manager:
Dale Aitchison	Foundation Manager:
Telephone No: 0844 372 1892 (Extn 8436)	Kate Bradley
Telephone No: 0844 372 1892 (Extn 8477)
Box Office Manager:
Stephen Tickle
Telephone No: 0844 372 1892 (Extn 8455)

Facilities Manager:
Eddie Rutherford
Telephone No: 0844 372 1892 (Extn 8558)

Programme Managing Editor:	Directors:
Dan Sheridan	Derek Llambias
St James’ Park,	Lee Charnley
Newcastle upon Tyne NE1 4ST	John Irving
Telephone No: 0844 372 1892 (Extn 8579)
Official Company Name:
Shirt Sponsor:	Newcastle United Football Company Limited
Northern Rock

Kit Manufacturers:
Puma

Ground Capacity at start of the Season:
52,409

Pitch Dimensions:
Length: 105 metres, Width: 68 metres

Colours:
Shirts: Black & white	Shirts: Orange	Shirts: Black
Shorts: Black (white option)	Shorts: White	Shorts: Black (white option)
Socks: Black (white option)	Socks: Navy blue	Socks: Black (white option)
Goalkeepers Shirt: Gold	Goalkeepers Shirt: Green

NORWICH CITY Carrow Road Norwich NR1 1JE

Main Switchboard No: 01603 760760

Facsimile No: 01603 613886

Ticket Office No: 0870 444 1902

Website: www.canaries.co.uk

Email: reception@ncfc-canaries.co.uk

Chairman:	Head of Stadium Operations:
Alan Bowkett	Chris Bailey
Telephone No: 01603 218713
Chief Executive:
David McNally	Safety Officer:
Andy Batley
Secretary:	Telephone No: 01603 218204
Andrew Blofeld
Press Officer:
Manager:	Joe Ferrari
Paul Lambert	Telephone No: 01603 218746

Assistant Manager:	Team Doctor:
Ian Culverhouse	Dr Nick Wilford
Qualifications: MB BS, BMedSci,
Head of Youth Development:	MSc (Sports and Exercise Med),
Ricky Martin	MFSEM, MRCGP

Finance Director:	Senior Physiotherapist:
Sam Gordon	Neal Reynolds
Telephone No: 01603 218709	Qualifications: BSc (Physiotherapy)
MSc (Sports Therapy), MCSP, SRP
Head of Marketing:
Will Hoy	Head Groundsman:
Telephone No: 01603 218718	Gary Kemp

Box Office Manager:
Danny Casey
Telephone No: 01603 218703

Programme Editor:	Directors:
Peter Rogers	Alan Bowkett
Carrow Road, Norwich NR1 1JE	Michael Foulger
Telephone No: 01603 218748	David McNally
Stepan Phillips
Shirt Sponsor:	Delia Smith
Aviva	Michael Wynn-Jones
Stephen Fry
Kit Manufacturers:
Errea	Official Company Name:
Norwich City Football Club PLC
Ground Capacity at start of the Season:
Currently 27,010 – Plans to expand

Pitch Dimensions:
Length: 104 metres, Width: 68 metres

Colours:
Shirts: Yellow	Shirts: Green
Shorts: Green	Shorts: White
Socks: Yellow	Socks: Green
Goalkeepers Shirt: Black	Goalkeepers Shirt: Red

QUEENS PARK RANGERS Loftus Road Stadium South Africa Road London W12 7PJ

Main Switchboard No: 020 8743 0262

Facsimile No: 020 8749 0994

Ticket Office No: 08444 777 007

Credit Card Bookings: 08444 777 007

Website: www.qpr.co.uk

Email: feedback@qpr.co.uk

Chairman:	Stadium Manager:
Gianni Paladini	John MacDonald
Telephone No: 020 8740 2572
Chief Executive: (Acting)
Rebecca Caplehorn	Safety Officer:
Clive Doyle
Secretary:	Telephone No: 020 8743 0262
Terry Springett
Press Officer:
Manager:	Ian Taylor
Neil Warnock	Telephone No: 020 8740 2541

Assistant Manager:	Team Doctors:
Mick Jones	John Moore
Qualifications: MBBS, MRCGP, Dip SEM,
Head of Youth Development:	FA AREA
Steve Gallen
Peter Florida-James
Finance Director:	Qualifications: MBChB, MRCGP, MFSEM,
Rebecca Caplehorn	MFPHM, Dip Sports Medicine, MBA
Telephone No: 020 8740 2516
Senior Physiotherapist:
Head of Marketing:	Nigel Cox
Joe Kyle	Qualifications: BSc (Hons), MCSP, HPC, FA Dip
Telephone No: 020 8740 2514
Head Groundsman:
Box Office Manager:	Sportsturf Maintenance
Jenny Elliott
Telephone No: 020 8740 2532

Programme Editor:	Directors:
Ian Taylor	Bernard Ecclestone
Loftus Road Stadium,	Flavio Briatore
South Africa Road, London W12 7PJ	Gianni Paladini
Telephone No: 020 8740 2541
Official Supporters Club:
Shirt Sponsor:	QPR Official Supporters Club
TBC
Official Company Name:
Kit Manufacturers:	Queens Park Rangers Football &
Lotto	Athletic Club Limited

Ground Capacity at start of the Season:
18,439

Pitch Dimensions:
Length: 100 metres, Width: 65.85 metres

Colours:
Shirts: Blue & white hoops	Shirts: Orange	Shirts: Red & white quarters
Shorts: White	Shorts: Navy	Shorts: Red
Socks: White	Socks: Orange	Socks: Red
Goalkeepers Shirt: Yellow	Goalkeepers Shirt: Black	Goalkeepers Shirt: Green

STOKE CITY

Britannia Stadium

Stanley Matthews Way

Stoke-on-Trent ST4 4EG

Main Switchboard No: 01782 367598

Facsimile No: 01782 592221

Ticket Office No: 01782 367599

Website: www.stokecityfc.com

Email: info@stokecityfc.com

Chairman:	Stadium Manager:
Peter Coates	Les Kingston
Telephone No: 01782 592192
Chief Executive:
Tony Scholes	Safety Officer:
John Alcock
Secretary:	Telephone No: 01782 592271
Eddie Harrison
Head of Media & Communications:
Manager:	Nick Lucy
Tony Pulis	Telephone No: 01782 592172

Assistant Manager:	Team Doctor:
Dave Kemp	Dr Andrew Dent
Qualifications: MBCh.B, MRCGP, MFSEM(UK),
Director of Youth Development:	Dip Sports Medicine
Terry Robinson	Telephone No: 07831 376383

Head of Finance:	Senior Physiotherapist:
Karen Silk	Dave Watson
Telephone No: 01782 592261	Qualifications: BPHTY, M.N.Z.SP.M.C.S.PM

Head of Marketing:	Head Groundsman:
Andy Billingham	Andrew Jackson
Telephone No: 01782 592219

Ticket Office Manager:
Josh Whittaker-Vyse
Telephone No: 01782 592198

Programme Editor:	Directors:
Nick Lucy	Peter Coates
c/o Stoke City FC	Phil Rawlins
Telephone No: 01782 592172	Keith Humpreys
Tony Scholes
Shirt Sponsor:	Richard Smith
Britannia
Official Supporters Club:
Kit Manufacturers:	Stoke City FC Supporters Club
Adidas	Nick Mansfield
11 Wetland Street, Penkhull,
Ground Capacity at start of the Season:	Stoke-on-Trent ST4 7HE
27,740
Official Company Name:
Pitch Dimensions:	Stoke City Football Club Limited
Length: 100 metres, Width: 64 metres

Colours:
Shirts: Red & white stripes	Shirts: Black & Air Force blue stripes	Shirts: N/A
Shorts: White	Shorts: Black	Shorts: N/A
Socks: White (alternative: red)	Socks: Black (alternative: Air Force blue)	Socks: N/A
Goalkeepers Shirt:	Goalkeepers Shirt:	Goalkeepers Shirt:
Fresh blue & new navy	Macaw green with new navy trim	White with black trim

SUNDERLAND AFC

Stadium of Light

Sunderland SR5 1SU

Main Switchboard No: 0871 911 1200

Facsimile No: 0191 551 5123

Ticket Office No: 0871 911 1973

Credit Card Bookings: 0845 671 1973

Clubcall: 09068 121881

Website: www.safc.com

Email: enquiries@safc.com

Chairman:	Facilities Manager:
Niall Quinn	Peter Weymes
Telephone No: 0871 911 1201
Chief Executive:
Margaret Byrne	Safety Manager:
Paul Weir
Club Secretary:	Telephone No: 0871 911 1211
TBC
Media & PR Manager:
Manager:	Louise Wanless
Steve Bruce	Telephone No: 0871 911 1227

Assistant Manager:	Team Doctor:
Eric Black	Dr Glen Rae
Qualifications: MBchB, MRCGP, MFSEM (UK),
Academy Manager:	Dip Sports Medicine
Ged McNamee
Senior Physiotherapist:
Financial Director:	Dave Galley
Angela Lowes	Qualifications: MCSP, HPC, Dip RGRT
Telephone No: 0871 911 1217
Head Groundsman:
Ticket Office Manager:	Adrian Partridge
Phil Clarkson
Telephone No: 0871 911 1258

Programme Editor:	Directors:
Rob Mason	Ellis Short
Stadium of Light, Sunderland SR5 1SU	Per-Magnus Andersson
Telephone No: 0871 911 1226	David Miliband
Niall Quinn
Shirt Sponsor:	Margaret Byrne
Tombola	Angela Lowes

Kit Manufacturers:	Official Supporters Club:
Umbro	Sunderland Supporters Association

Ground Capacity at start of the Season:	Official Company Name:
48,707	Sunderland AFC Ltd

Pitch Dimensions:
Length: 101 metres, Width: 68 metres

Colours:
Shirts: Red & white stripe	Shirts: Vivid blue
Shorts: Black	Shorts: White
Socks: Red	Socks: White
Goalkeepers Shirt: Black & light green	Goalkeepers Shirt: Yellow

SWANSEA CITY

Liberty Stadium

Landore

Swansea SA1 2FA

Main Switchboard No: 0844 249 1912

Facsimile No: 01792 616606

Ticket Office No: 0844 815 6665

Website: www.swanseacity.net

Email: info@swanseacityfc.co.uk

Chairman:	Box Office Manager:
Huw Jenkins	Phil Hovestadt

General Manager:	Stadium General Manager:
Alun Cowie	Andrew Davies
Telephone No: 01792 616401
Secretary:
Jackie Rockey	Safety Officer:
Mike Ash
Manager:	Telephone No: 07904 856209
Brendan Rodgers
Press Officer:
Assistant Manager:	Jonathan Wilsher
Colin Pascoe	Telephone No: 01792 616611
Mobile No: 07831 555464
Head of Youth Development:
Tony Pennock	Team Doctor:
Telephone No: 01792 616609	TBC

Finance Director:	Senior Physiotherapist:
Don Keefe	Kate Rees
Telephone No: 01792 616622	Qualifications: MSC, MCSP

Business & Merchandising Manager:	Head Groundsman:
Andrea Morris	Dan Duffy
Telephone No: 01792 616492

Sales & Hospitality Manager:
Joe Kelly
Telephone No: 01792 616604

Programme Editor:	Directors:
Jonathan Wilsher	Huw Jenkins
Liberty Stadium, Swansea SA1 2FA	Leigh Dineen (Vice Chairman)
Telephone No: 01792 616611	Brian Katzen
Gwilym Joseph
Shirt Sponsor:	Martin Morgan
32 Red	Huw Cooze
Don Keefe
Kit Manufacturers:	Steve Penny
Adidas	John Van Zweden
David Morgan (Associate Director)
Ground Capacity at start of the Season:	Will Morris (Associate Director)
20,520
Official Supporters Club:
Pitch Dimensions:	Swansea City Supporters Trust
Length: 105 metres, Width: 68 metres
Official Company Name:
Swansea City Association Football Club Ltd

Colours:
Shirts: White	Shirts: Orange
Shorts: White or black	Shorts: Orange
Socks: White	Socks: Orange
Goalkeepers Shirt: Black	Goalkeepers Shirt: Lime green

TOTTENHAM HOTSPUR

Bill Nicholson Way

748 High Road

Tottenham

London N17 0AP

Main Switchboard No: 0844 499 5000

Facsimile No: 020 8506 9048

Ticket Office No: 0844 499 5000

Website: www.tottenhamhotspur.com

Email: email@tottenhamhotspur.com

Chairman:	Stadium Director:
Daniel Levy	Jon Babbs
Telephone No: 020 8365 5039
Director of Football Administration:
Darren Eales	Safety Officer:
Sue Tilling
Football Secretary:	Telephone No: 020 8365 5082
Rebecca Britain
Press Manager:
Manager:	Simon Felstein
Harry Redknapp	Telephone No: 020 8506 9069

Assistant Manager:	Club Doctor:
Kevin Bond	Dr Shabaaz Mughal
Qualifications: MBBS, MRCGP, MSc (SEM),
Academy Manager:	MFSEM(UK)
John McDermott
Senior Physiotherapist:
Finance Director:	Geoff Scott
Matthew Collecott	Qualifications: BHSc, MCSP
Telephone No: 020 8365 5322
Grounds Manager:
Head of Marketing:	Darren Baldwin
Emma Taylor
Telephone No: 020 8365 5085

Head of Ticketing & Membership:
Ian Murphy
Telephone No: 020 8365 5095

Programme Editor:	Directors:
Jon Rayner	Daniel Levy
Spurs Lodge, Luxborough Lane,	Matthew Collecott
Chigwell, Essex IG7 5AB	Donna-Maria Cullen
Telephone No: 020 8506 9042	Darren Eales
Charlie Wijeratna
Shirt Sponsor:
Aurasma	Official Supporters Club:
One Hotspur
Kit Manufacturers:
Puma	Official Company Name:
Tottenham Hotspur Football & Athletic Co Ltd
Ground Capacity at start of the Season:
36,230

Pitch Dimensions:
Length: 100 metres, Width: 67 metres

Colours:
Shirts: White	Shirts: Purple	Shirts: Black
Shorts: Navy blue	Shorts: Purple	Shorts: Black
Socks: White	Socks: Purple	Socks: Black
Goalkeepers Shirt: Lime green	Goalkeepers Shirt: Black	Goalkeepers Shirt: Orange

WEST BROMWICH ALBION

The Hawthorns

West Bromwich B71 4LF

Main Switchboard No: 0871 271 1100

Facsimile No: 0871 271 9851

Ticket Office No: 0871 271 9780

Credit Card Bookings: 0871 271 9780

Clubcall: SMS breaking news alerts – text CLUB WBA to 88442 (texts cost 25p each)

Website: www.wba.co.uk

Email: enquiries@wbafc.co.uk

Chairman:	Stadium Manager/Safety Officer:
Jeremy Peace	Mark Miles
Telephone No: 0871 271 9849
Chief Executive:
Mark Jenkins	Press Officer:
John Simpson
Legal Director/Secretary:	Telephone No: 0871 271 9835
Richard Garlick
Club Doctor:
Head Coach:	Mark Gillett
Roy Hodgson	Qualifications: BSc. Hons, FRCSEd, FFAEM,
MSc (Sports Med), Dip IMC, RCSEd
Assistant Head Coach:
Michael Appleton	Senior Physiotherapist:
Richard Rawlins
Academy Manager:	Qualifications: BSc (Hons), MSCP, SRP
Mark Harrison
Head Groundsman:
Financial Controller:	Rob Lane
Peter Band

Sales & Marketing Director:
Adrian Wright
Telephone No: 0871 271 9871

Box Office Manager:
Jo Barr
Telephone No: 0871 271 9782

Programme Editor:	Directors:
Dave Bowler	Jeremy Peace (Chairman)
The Hawthorns,	Mark Jenkins
West Bromwich B71 4LF	Dan Ashworth
Telephone No: 0871 271 9835	Richard Garlick
Adrian Wright
Shirt Sponsor:
Bodog	Official Supporters Club:
West Bromwich Albion Supporters Club
Kit Manufacturers:	Alan Cleverly
Adidas	1 St Christophers, Hamstead Hill,
Handsworth Wood, Birmingham B20 1BP
Ground Capacity at start of the Season:	Tel: 0121 551 6439
26,360
Official Company Name:
Pitch Dimensions:	West Bromwich Albion Football Club Limited
Length: 105 metres, Width: 68 metres

Colours:
Shirts: Navy & white stripe	Shirts: Cyan	Shirts: Red
Shorts: White	Shorts: Navy	Shorts: Red
Socks: White	Socks: Navy	Socks: Red
Goalkeepers Shirt: Green	Goalkeepers Shirt: White

WIGAN ATHLETIC

DW Stadium

Wigan

Lancashire WN5 0UZ

Main Switchboard No: 01942 774000

Facsimile No: 01942 770477

Ticket Office No: 0871 66 33 552

Credit Card Bookings: 0871 66 33 552

Clubcall: 09068 121655

Website: www.wiganathletic.com

Email: feedback@wiganathletic.com

Chairman:	Stadium Manager:
David Whelan	Alan Sumner
Telephone No: 01942 770418
Chief Executive:
Jonathan Jackson	Safety Officer:
Raymond Johnston
Secretary:	Telephone No: 01942 774000
Stuart Hayton
Press Officer:
Manager:	Ed Jones
Roberto Martinez	Telephone No: 01942 770445

Assistant Manager:	Team Doctor:
Graeme Jones	Mike Ashworth
Qualifications: MB, ChB, DRCOG
Head of Youth Development:
Dave Watson	Senior Physiotherapist:
Richard Evans
Company Accountant:	Qualifications: BSc (Hons), MCSP, CSP, FA Dip
Steve Hodson
Telephone No: 01942 770417	Head Groundsman:
Ian Forshaw
Head of Marketing & Retail:
Neil Ryan
Telephone No: 01942 770401

Box Office Manager:
Steve Reeves
Telephone No: 01942 770462

Programme Editor:	Directors:
Ed Jones	David Whelan (Chairman)
c/o Wigan Athletic	Phillip Williams (Vice Chairman)
Telephone No: 01942 770445	Brian Ashcroft
John Winstanley
Shirt Sponsor:
TBC	Official Supporters Club:
Wigan Athletic Supporters Club
Kit Manufacturers:	PO Box 160, Wigan WN6 7FN
Mifit
Official Company Name:
Ground Capacity at start of the Season:	Wigan Athletic AFC Ltd
25,133

Pitch Dimensions:
Length: 105 metres, Width: 68 metres

Colours:
Shirts: Blue	Shirts: Navy with yellow trim	Shirts: White with gold trim
Shorts: White	Shorts: Navy with yellow trim	Shorts: White with gold trim
Socks: Blue	Socks: Navy with yellow trim	Socks: White with gold trim
Goalkeepers Shirt: Black	Goalkeepers Shirt: Green

WOLVERHAMPTON WANDERERS

Molineux Stadium

Waterloo Road

Wolverhampton

West Midlands WV1 4QR

Main Switchboard No: 0871 222 2220

Facsimile No: 01902 687006

Ticket Office No: 0871 222 1877

Credit Card Bookings: 0871 222 1877

Website: www.wolves.co.uk

Email: info@wolves.co.uk

Chairman:	Ticket Office Manager:
Steve Morgan OBE	Pam Clift
Telephone No: 01902 687071
Chief Executive:
Jez Moxey	Stadium Manager:
Steve Sutton
Secretary:	Telephone No: 01902 687067
Richard Skirrow
Safety Officer:
Manager:	Steve Sutton
Mick McCarthy	Telephone No: 01902 687067

Assistant Manager:	Media Relations Manager:
Terry Connor	Paul Berry
Telephone No: 01902 687029
Academy Manager:
Kevin Thelwell	Team Doctor:
Dr Matthew Perry
Financial Controller:	Qualifications: MBChB, MRCGP, DRCOG, FPC,
Rita Purewal	MSc (Warwick), MSc (Bath), MFSEM
Telephone No: 01902 687008
Senior Physiotherapist:
Head of Marketing & Communications:	Steve Kemp
Matt Grayson	Qualifications: MSc (Hons), MCSP, SRP
Telephone No: 01902 828376
Head Groundsman:
Head of Ticketing & Membership:	Wayne Lumbard
Lynne O’Reardon
Telephone No: 01902 687078

Programme Editor:	Directors:
John Hendley	Steve Morgan OBE
C/O Molineux Stadium	Jez Moxey
Telephone No: 01902 687063	John Bowater
John Gough
Shirt Sponsor:	Bob Laslett
Sportingbet.com
Official Company Name:
Kit Manufacturers:	Wolverhampton Wanderers Football Club
Burrda	(1986) Ltd

Ground Capacity at start of the Season:
24,259 (rising to 27,828 later in the Season)

Pitch Dimensions:
TBC

Colours:
Shirts: Gold	Shirts: Black	Shirts: N/A
Shorts: Black (alternative: gold)	Shorts: Black	Shorts: N/A
Socks: Gold	Socks: Black	Socks: N/A
Goalkeepers Shirt: Green	Goalkeepers Shirt: Yellow	Goalkeepers Shirt: Purple

FIXTURES

BARCLAYS PREMIER LEAGUE

FIXTURE LIST SEASON 2011/12

This fixture information is provided on the basis that it is going to be used for personal (non-commercial) use only.

Copyright and Database Copyright 2011 Football DataCo Ltd / The Football Association Premier League Ltd. No part of this publication may be reproduced, stored in a retrieval system or transmitted in any way or by any means, (including photocopying, recording or storing it in any medium by electronic means), without the permission of the copyright/database copyright owner. Applications for written permission should be addressed c/o Football DataCo Ltd, 30 Gloucester Place, London W1U 8PL.

This publication is produced for information purposes only. The Football Association Premier League Ltd and/or Football DataCo Ltd cannot be held responsible for any errors or omissions.

Please be aware that fixtures are always subject to change and these will appear in the national press. You are welcome to contact our Public Information Line (020 7864 9147) for up to date fixtures.

Kick off times for Saturdays, Sundays and Bank Holidays 3.00pm unless stated otherwise. Kick off times for evening games, 7.45pm unless stated otherwise.

Saturday, August 13th, 2011
Blackburn Rovers	v	Wolverhampton Wanderers
Fulham	v	Aston Villa
Liverpool	v	Sunderland
Newcastle United	v	Arsenal	5.30pm	ESPN
Queens Park Rangers	v	Bolton Wanderers
Tottenham Hotspur	v	Everton
Wigan Athletic	v	Norwich City

Sunday, August 14th, 2011
Stoke City	v	Chelsea	1.30pm	Sky
West Bromwich Albion	v	Manchester United	4.00pm	Sky

Monday, August 15th, 2011
Manchester City	v	Swansea City	8.00pm	Sky

Saturday, August 20th, 2011
Arsenal	v	Liverpool	12.45pm	Sky
Aston Villa	v	Blackburn Rovers
Chelsea	v	West Bromwich Albion	5.30pm	ESPN
Everton	v	Queens Park Rangers
Norwich City	v	Stoke City
Sunderland	v	Newcastle United	12.00pm
Swansea City	v	Wigan Athletic
Wolverhampton Wanderers	v	Fulham

Sunday, August 21st, 2011
Bolton Wanderers	v	Manchester City	4.00pm	Sky

Monday, August 22nd, 2011
Manchester United	v	Tottenham Hotspur	8.00pm	Sky

Saturday, August 27th, 2011
Aston Villa	v	Wolverhampton Wanderers	12.05pm	Sky
Blackburn Rovers	v	Everton
Chelsea	v	Norwich City
Liverpool	v	Bolton Wanderers	5.30pm	Sky
Newcastle United	v	Fulham
Swansea City	v	Sunderland
West Bromwich Albion	v	Stoke City
Wigan Athletic	v	Queens Park Rangers

Sunday, August 28th, 2011
Manchester United	v	Arsenal	4.00pm	Sky
Tottenham Hotspur	v	Manchester City	1.30pm	ESPN

Saturday, September 10th, 2011
Arsenal	v	Swansea City
Bolton Wanderers	v	Manchester United	5.30pm	ESPN
Everton	v	Aston Villa
Manchester City	v	Wigan Athletic
Stoke City	v	Liverpool
Sunderland	v	Chelsea
Wolverhampton Wanderers	v	Tottenham Hotspur

Sunday, September 11th, 2011
Fulham	v	Blackburn Rovers	4.00pm	Sky
Norwich City	v	West Bromwich Albion	1.30pm	Sky

Monday, September 12th, 2011
Queens Park Rangers	v	Newcastle United	8.00pm	Sky

Saturday, September 17th, 2011
Aston Villa	v	Newcastle United
Blackburn Rovers	v	Arsenal	12.45pm	Sky
Bolton Wanderers	v	Norwich City
Everton	v	Wigan Athletic
Fulham	v	Manchester City
Sunderland	v	Stoke City
Swansea City	v	West Bromwich Albion
Wolverhampton Wanderers	v	Queens Park Rangers

Sunday, September 18th, 2011
Manchester United	v	Chelsea	4.00pm	Sky
Tottenham Hotspur	v	Liverpool	1.30pm	Sky

Saturday, September 24th, 2011
Arsenal	v	Bolton Wanderers
Chelsea	v	Swansea City
Liverpool	v	Wolverhampton Wanderers
Manchester City	v	Everton	12.45pm	Sky
Newcastle United	v	Blackburn Rovers
Stoke City	v	Manchester United	5.30pm	ESPN
West Bromwich Albion	v	Fulham
Wigan Athletic	v	Tottenham Hotspur

Sunday, September 25th, 2011
Queens Park Rangers	v	Aston Villa	4.00pm	Sky

Monday, September 26th, 2011
Norwich City	v	Sunderland	8.00pm	Sky

Saturday, October 1st, 2011
Aston Villa	v	Wigan Athletic
Blackburn Rovers	v	Manchester City
Everton	v	Liverpool	12.45pm	Sky
Fulham	v	Queens Park Rangers
Manchester United	v	Norwich City
Sunderland	v	West Bromwich Albion
Swansea City	v	Stoke City
Wolverhampton Wanderers	v	Newcastle United

Sunday, October 2nd, 2011
Bolton Wanderers	v	Chelsea	1.30pm	Sky
Tottenham Hotspur	v	Arsenal	4.00pm	Sky

Saturday, October 15th, 2011
Arsenal	v	Sunderland
Chelsea	v	Everton	5.30pm	ESPN
Liverpool	v	Manchester United	12.45pm	Sky
Norwich City	v	Swansea City
Queens Park Rangers	v	Blackburn Rovers
Stoke City	v	Fulham
Wigan Athletic	v	Bolton Wanderers

Sunday, October 16th, 2011
Manchester City	v	Aston Villa	1.30pm	Sky
Newcastle United	v	Tottenham Hotspur	4.00pm	Sky
West Bromwich Albion	v	Wolverhampton Wanderers	12.00pm

Saturday, October 22nd, 2011
Arsenal	v	Stoke City
Aston Villa	v	West Bromwich Albion
Blackburn Rovers	v	Tottenham Hotspur
Bolton Wanderers	v	Sunderland
Fulham	v	Everton
Liverpool	v	Norwich City	5.30pm	ESPN
Newcastle United	v	Wigan Athletic
Wolverhampton Wanderers	v	Swansea City	12.45pm	Sky

Sunday, October 23rd, 2011
Manchester United	v	Manchester City	1.30pm	Sky
Queens Park Rangers	v	Chelsea	4.00pm	Sky

Saturday, October 29th, 2011
Chelsea	v	Arsenal	12.45pm	Sky
Everton	v	Manchester United	12.00pm
Manchester City	v	Wolverhampton Wanderers
Norwich City	v	Blackburn Rovers
Sunderland	v	Aston Villa
Swansea City	v	Bolton Wanderers
West Bromwich Albion	v	Liverpool	5.30pm	ESPN
Wigan Athletic	v	Fulham

Sunday, October 30th, 2011
Tottenham Hotspur	v	Queens Park Rangers	4.00pm	Sky

Monday, October 31st, 2011
Stoke City	v	Newcastle United	8.00pm	Sky

Saturday, November 5th, 2011
Arsenal	v	West Bromwich Albion
Aston Villa	v	Norwich City
Blackburn Rovers	v	Chelsea
Bolton Wanderers	v	Stoke City
Liverpool	v	Swansea City
Manchester United	v	Sunderland
Newcastle United	v	Everton	12.45pm	Sky
Queens Park Rangers	v	Manchester City	5.30pm	ESPN

Sunday, November 6th, 2011
Fulham	v	Tottenham Hotspur	4.00pm	Sky
Wolverhampton Wanderers	v	Wigan Athletic	1.30pm	Sky

Saturday, November 19th, 2011
Everton	v	Wolverhampton Wanderers
Manchester City	v	Newcastle United
Norwich City	v	Arsenal	12.45pm
Stoke City	v	Queens Park Rangers
Sunderland	v	Fulham
Swansea City	v	Manchester United	5.30pm	ESPN
West Bromwich Albion	v	Bolton Wanderers
Wigan Athletic	v	Blackburn Rovers

Sunday, November 20th, 2011
Chelsea	v	Liverpool	4.00pm	Sky

Monday, November 21st, 2011
Tottenham Hotspur	v	Aston Villa	8.00pm	Sky

Saturday, November 26th, 2011
Arsenal	v	Fulham	5.30pm	ESPN
Bolton Wanderers	v	Everton
Chelsea	v	Wolverhampton Wanderers
Manchester United	v	Newcastle United
Norwich City	v	Queens Park Rangers
Sunderland	v	Wigan Athletic
West Bromwich Albion	v	Tottenham Hotspur

Sunday, November 27th, 2011
Liverpool	v	Manchester City	4.00pm	Sky
Swansea City	v	Aston Villa	1.30pm	Sky

Monday, November 28th, 2011
Stoke City	v	Blackburn Rovers	8.00pm	Sky

Saturday, December 3rd, 2011
Aston Villa	v	Manchester United
Blackburn Rovers	v	Swansea City
Everton	v	Stoke City
Fulham	v	Liverpool
Manchester City	v	Norwich City
Newcastle United	v	Chelsea
Queens Park Rangers	v	West Bromwich Albion
Tottenham Hotspur	v	Bolton Wanderers
Wigan Athletic	v	Arsenal
Wolverhampton Wanderers	v	Sunderland

Saturday, December 10th, 2011
Arsenal	v	Everton
Bolton Wanderers	v	Aston Villa
Chelsea	v	Manchester City
Liverpool	v	Queens Park Rangers
Manchester United	v	Wolverhampton Wanderers
Norwich City	v	Newcastle United
Stoke City	v	Tottenham Hotspur
Sunderland	v	Blackburn Rovers
Swansea City	v	Fulham
West Bromwich Albion	v	Wigan Athletic

Saturday, December 17th, 2011
Aston Villa	v	Liverpool
Blackburn Rovers	v	West Bromwich Albion
Everton	v	Norwich City
Fulham	v	Bolton Wanderers
Manchester City	v	Arsenal
Newcastle United	v	Swansea City
Queens Park Rangers	v	Manchester United
Tottenham Hotspur	v	Sunderland
Wigan Athletic	v	Chelsea
Wolverhampton Wanderers	v	Stoke City

Tuesday, December 20th, 2011
Queens Park Rangers	v	Sunderland	8.00pm
Tottenham Hotspur	v	Chelsea
Wigan Athletic	v	Liverpool
Wolverhampton Wanderers	v	Norwich City

Wednesday, December 21st, 2011
Aston Villa	v	Arsenal
Blackburn Rovers	v	Bolton Wanderers	8.00pm
Everton	v	Swansea City	8.00pm
Fulham	v	Manchester United	8.00pm
Manchester City	v	Stoke City
Newcastle United	v	West Bromwich Albion

Monday, December 26th, 2011
Arsenal	v	Wolverhampton Wanderers
Bolton Wanderers	v	Newcastle United
Chelsea	v	Fulham	1.00pm
Liverpool	v	Blackburn Rovers
Manchester United	v	Wigan Athletic
Norwich City	v	Tottenham Hotspur
Stoke City	v	Aston Villa
Sunderland	v	Everton
Swansea City	v	Queens Park Rangers
West Bromwich Albion	v	Manchester City

Saturday, December 31st, 2011
Arsenal	v	Queens Park Rangers
Bolton Wanderers	v	Wolverhampton Wanderers
Chelsea	v	Aston Villa
Liverpool	v	Newcastle United	12.45pm
Manchester United	v	Blackburn Rovers
Norwich City	v	Fulham
Stoke City	v	Wigan Athletic
Sunderland	v	Manchester City
Swansea City	v	Tottenham Hotspur
West Bromwich Albion	v	Everton

Monday, January 2nd, 2012
Aston Villa	v	Swansea City
Blackburn Rovers	v	Stoke City
Everton	v	Bolton Wanderers
Fulham	v	Arsenal
Manchester City	v	Liverpool
Newcastle United	v	Manchester United
Queens Park Rangers	v	Norwich City
Tottenham Hotspur	v	West Bromwich Albion
Wigan Athletic	v	Sunderland
Wolverhampton Wanderers	v	Chelsea

Saturday, January 14th, 2012
Aston Villa	v	Everton
Blackburn Rovers	v	Fulham
Chelsea	v	Sunderland
Liverpool	v	Stoke City
Manchester United	v	Bolton Wanderers
Newcastle United	v	Queens Park Rangers
Swansea City	v	Arsenal
Tottenham Hotspur	v	Wolverhampton Wanderers
West Bromwich Albion	v	Norwich City
Wigan Athletic	v	Manchester City

Saturday, January 21st, 2012
Arsenal	v	Manchester United
Bolton Wanderers	v	Liverpool
Everton	v	Blackburn Rovers
Fulham	v	Newcastle United
Manchester City	v	Tottenham Hotspur
Norwich City	v	Chelsea
Queens Park Rangers	v	Wigan Athletic
Stoke City	v	West Bromwich Albion
Sunderland	v	Swansea City
Wolverhampton Wanderers	v	Aston Villa

Tuesday, January 31st, 2012
Bolton Wanderers	v	Arsenal	8.00pm
Manchester United	v	Stoke City	8.00pm
Sunderland	v	Norwich City
Swansea City	v	Chelsea
Tottenham Hotspur	v	Wigan Athletic
Wolverhampton Wanderers	v	Liverpool

Wednesday, February 1st, 2012
Aston Villa	v	Queens Park Rangers
Blackburn Rovers	v	Newcastle United	8.00pm
Everton	v	Manchester City	8.00pm
Fulham	v	West Bromwich Albion	8.00pm

Saturday, February 4th, 2012
Arsenal	v	Blackburn Rovers
Chelsea	v	Manchester United
Liverpool	v	Tottenham Hotspur
Manchester City	v	Fulham
Newcastle United	v	Aston Villa
Norwich City	v	Bolton Wanderers
Queens Park Rangers	v	Wolverhampton Wanderers
Stoke City	v	Sunderland
West Bromwich Albion	v	Swansea City
Wigan Athletic	v	Everton

Saturday, February 11th, 2012
Aston Villa	v	Manchester City
Blackburn Rovers	v	Queens Park Rangers
Bolton Wanderers	v	Wigan Athletic
Everton	v	Chelsea
Fulham	v	Stoke City
Manchester United	v	Liverpool
Sunderland	v	Arsenal
Swansea City	v	Norwich City
Tottenham Hotspur	v	Newcastle United

Sunday, February 12th, 2012
Wolverhampton Wanderers	v	West Bromwich Albion	1.00pm

Saturday, February 25th, 2012
Arsenal	v	Tottenham Hotspur
Chelsea	v	Bolton Wanderers
Liverpool	v	Everton
Manchester City	v	Blackburn Rovers
Newcastle United	v	Wolverhampton Wanderers
Norwich City	v	Manchester United
Queens Park Rangers	v	Fulham
Stoke City	v	Swansea City
West Bromwich Albion	v	Sunderland
Wigan Athletic	v	Aston Villa

Saturday, March 3rd, 2012
Blackburn Rovers	v	Aston Villa
Fulham	v	Wolverhampton Wanderers
Liverpool	v	Arsenal
Manchester City	v	Bolton Wanderers
Newcastle United	v	Sunderland
Queens Park Rangers	v	Everton
Stoke City	v	Norwich City
Tottenham Hotspur	v	Manchester United
West Bromwich Albion	v	Chelsea
Wigan Athletic	v	Swansea City

Saturday, March 10th, 2012
Arsenal	v	Newcastle United
Aston Villa	v	Fulham
Bolton Wanderers	v	Queens Park Rangers
Chelsea	v	Stoke City
Everton	v	Tottenham Hotspur
Manchester United	v	West Bromwich Albion
Norwich City	v	Wigan Athletic
Sunderland	v	Liverpool
Swansea City	v	Manchester City
Wolverhampton Wanderers	v	Blackburn Rovers

Saturday, March 17th, 2012
Aston Villa	v	Bolton Wanderers
Blackburn Rovers	v	Sunderland
Everton	v	Arsenal
Fulham	v	Swansea City
Manchester City	v	Chelsea
Newcastle United	v	Norwich City
Queens Park Rangers	v	Liverpool
Tottenham Hotspur	v	Stoke City
Wigan Athletic	v	West Bromwich Albion
Wolverhampton Wanderers	v	Manchester United

Saturday, March 24th, 2012
Arsenal	v	Aston Villa
Bolton Wanderers	v	Blackburn Rovers
Chelsea	v	Tottenham Hotspur
Liverpool	v	Wigan Athletic
Manchester United	v	Fulham
Norwich City	v	Wolverhampton Wanderers
Stoke City	v	Manchester City
Sunderland	v	Queens Park Rangers
Swansea City	v	Everton
West Bromwich Albion	v	Newcastle United

Saturday, March 31st, 2012
Aston Villa	v	Chelsea
Blackburn Rovers	v	Manchester United
Everton	v	West Bromwich Albion
Fulham	v	Norwich City
Manchester City	v	Sunderland
Newcastle United	v	Liverpool
Queens Park Rangers	v	Arsenal
Tottenham Hotspur	v	Swansea City
Wigan Athletic	v	Stoke City
Wolverhampton Wanderers	v	Bolton Wanderers

Saturday, April 7th, 2012
Arsenal	v	Manchester City
Bolton Wanderers	v	Fulham
Chelsea	v	Wigan Athletic
Liverpool	v	Aston Villa
Manchester United	v	Queens Park Rangers
Norwich City	v	Everton
Stoke City	v	Wolverhampton Wanderers
Sunderland	v	Tottenham Hotspur
Swansea City	v	Newcastle United
West Bromwich Albion	v	Blackburn Rovers

Monday, April 9th, 2012
Aston Villa	v	Stoke City
Blackburn Rovers	v	Liverpool
Everton	v	Sunderland
Fulham	v	Chelsea
Manchester City	v	West Bromwich Albion
Newcastle United	v	Bolton Wanderers
Queens Park Rangers	v	Swansea City
Tottenham Hotspur	v	Norwich City
Wigan Athletic	v	Manchester United
Wolverhampton Wanderers	v	Arsenal

Saturday, April 14th, 2012
Arsenal	v	Wigan Athletic
Bolton Wanderers	v	Tottenham Hotspur
Chelsea	v	Newcastle United
Liverpool	v	Fulham	12.45pm
Manchester United	v	Aston Villa
Norwich City	v	Manchester City
Stoke City	v	Everton
Sunderland	v	Wolverhampton Wanderers
Swansea City	v	Blackburn Rovers
West Bromwich Albion	v	Queens Park Rangers

Saturday, April 21st, 2012
Arsenal	v	Chelsea
Aston Villa	v	Sunderland
Blackburn Rovers	v	Norwich City
Bolton Wanderers	v	Swansea City
Fulham	v	Wigan Athletic
Liverpool	v	West Bromwich Albion
Manchester United	v	Everton
Newcastle United	v	Stoke City
Queens Park Rangers	v	Tottenham Hotspur
Wolverhampton Wanderers	v	Manchester City

Saturday, April 28th, 2012
Chelsea	v	Queens Park Rangers
Everton	v	Fulham
Manchester City	v	Manchester United
Norwich City	v	Liverpool
Stoke City	v	Arsenal
Sunderland	v	Bolton Wanderers
Swansea City	v	Wolverhampton Wanderers
Tottenham Hotspur	v	Blackburn Rovers
West Bromwich Albion	v	Aston Villa
Wigan Athletic	v	Newcastle United

Saturday, May 5th, 2012
Arsenal	v	Norwich City
Aston Villa	v	Tottenham Hotspur
Blackburn Rovers	v	Wigan Athletic
Bolton Wanderers	v	West Bromwich Albion
Fulham	v	Sunderland
Liverpool	v	Chelsea
Manchester United	v	Swansea City
Newcastle United	v	Manchester City
Queens Park Rangers	v	Stoke City
Wolverhampton Wanderers	v	Everton

Sunday May 13th, 2012
Chelsea	v	Blackburn Rovers
Everton	v	Newcastle United
Manchester City	v	Queens Park Rangers
Norwich City	v	Aston Villa
Stoke City	v	Bolton Wanderers
Sunderland	v	Manchester United
Swansea City	v	Liverpool
Tottenham Hotspur	v	Fulham
West Bromwich Albion	v	Arsenal
Wigan Athletic	v	Wolverhampton Wanderers

EUROPEAN CLUB COMPETITION DATES 2011/12

English Representatives:

UEFA Champions League - Manchester United, Chelsea, Manchester City and Arsenal

Europa League - Tottenham Hotspur, Birmingham City, Stoke City and Fulham

Europa League - 1st Qual. Stage (1st Leg)	- Thursday, June 30th 2011
Europa League - 1st Qual. Stage (2nd Leg)	- Thursday, July 7th 2011
Europa League - 2nd Qual. Stage (1st Leg)	- Thursday, July 14th 2011
Europa League - 2nd Qual. Stage (2nd Leg)	- Thursday, July 21st 2011
Europa League - 3rd Qual. Stage (1st Leg)	- Thursday, July 28th 2011
Europa League - 3rd Qual. Stage (2nd Leg)	- Thursday, August 4th 2011
UEFA Champions League - Play-Off (1st Leg)	- Wednesday, August 17th 2011
Europa League - Play-Off (1st Leg)	- Thursday, August 18th 2011
UEFA Champions League - Play-Off (2nd Leg)	- Wednesday, August 24th 2011
Europa League - Play-Off (2nd Leg)	- Thursday, August 25th 2011
UEFA Champions League - Match 1	- Wednesday, September 14th 2011
Europa League - Match 1	- Thursday, September 15th 2011
UEFA Champions League - Match 2	- Wednesday, September 28th 2011
Europa League - Match 2	- Thursday, September 29th 2011
UEFA Champions League - Match 3	- Wednesday, October 19th 2011
Europa League - Match 3	- Thursday, October 20th 2011
UEFA Champions League - Match 4	- Wednesday, November 2nd 2011
Europa League - Match 4	- Thursday, November 3rd 2011
UEFA Champions League - Match 5	- Wednesday, November 23rd 2011
Europa League - Match 5	- Wednesday, November 30th 2011
UEFA Champions League - Match 6	- Wednesday, December 7th 2011
Europa League - Match 6	- Wednesday, December 14th 2011
UEFA Champions League - Last 16 (1st Leg)	- Wednesday, February 15th/22nd 2012
Europa League - Last 32 (1st Leg)	- Thursday, February 16th 2012
Europa League - Last 32 (2nd Leg)	- Thursday, February 23rd 2012
UEFA Champions League - Last 16 (2nd Leg)	- Wednesday, March 7th/14th 2012
Europa League - Last 16 (1st Leg)	- Thursday, March 8th 2012
Europa League - Last 16 (2nd Leg)	- Thursday, March 15th 2012
UEFA Champions League - Quarter-final (1st Leg)	- Wednesday, March 28th 2012
Europa League - Quarter-final (1st Leg)	- Thursday, March 29th 2012
UEFA Champions League - Quarter-final (2nd Leg)	- Wednesday, April 4th 2012
Europa League - Quarter-final (2nd Leg)	- Thursday, April 5th 2012
UEFA Champions League - Semi-final (1st Leg)	- Wednesday, April 18th 2012
Europa League - Semi-final (1st Leg)	- Thursday, April 19th 2012
UEFA Champions League - Semi-final (2nd Leg)	- Wednesday, April 25th 2012
Europa League - Semi-final (2nd Leg)	- Thursday, April 26th 2012
Europa League - Final	- Wednesday, May 9th 2012
UEFA Champions League - Final	- Saturday, May 19th 2012

ENGLAND’S FULL INTERNATIONAL FIXTURE LIST 2011/12

England	v	Holland	-	Wednesday, August 10th 2011	F
Bulgaria	v	England	-	Friday, September 2nd 2011	EC
England	v	Wales	-	Tuesday, September 6th 2011	EC
Montenegro	v	England	-	Friday, October 7th 2011	EC
Play-Off date/International date			-	Friday, November 11th 2011	EC/F
Play-Off date/International date			-	Tuesday, November 15th 2011	EC/F
International date			-	Wednesday, February 29th
F

UEFA European Football Championship will be held in Poland and Ukraine from June 8th to July 1st 2012.

EC	=	European Championship Qualifier
F	=	Friendly Match

THE FOOTBALL ASSOCIATION CHALLENGE CUP

Dates for Matches in Competition Proper - Season 2011/12

Round One	-	Saturday, November 12th 2011
Round Two	-	Saturday, December 3rd 2011
Round Three	-	Saturday, January 7th 2012
Round Four	-	Saturday, January 28th 2012
Round Five	-	Saturday, February 18th 2012
Round Six	-	Saturday, March 17th 2012
Semi-final	-	Saturday and Sunday, April 14th and 15th 2012
Final	-	Saturday, May 5th 2012

THE FOOTBALL LEAGUE CUP

Season 2011/12

Round One	-	Wednesday, August 10th 2011
Round Two	-	Wednesday, August 24th 2011
Round Three	-	Wednesday, September 21st 2011
Round Four	-	Wednesday, October 26th 2011
Round Five	-	Wednesday, November 30th 2011
Contingency dates - Wednesday, December 7th 2011/
Wednesday, December 21st 2011/
Wednesday, December 28th 2011
Semi-final (1st Leg)	-	Wednesday, January 11th 2012
Semi-final (2nd Leg)	-	Wednesday, January 25th 2012
Final	-	Sunday, February 26th 2012

BARCLAYS
PREMIER LEAGUE

Twenty clubs, 380 matches,
millions of fans, one league.

Barclays wishes every club the best
of luck in the 2011/12 season.

BARCLAYS

RULES

RULES OF THE PREMIER LEAGUE

CONTENTS

Section A:	Introduction	64
Section B:	The League	77
Section C:	Finance	82
Section D:	Directors & Directors’ Reports	101
Section E:	Fixtures	111
Section F:	Player Identification and Strip	117
Section G:	Match Officials	120
Section H:	Medical	123
Section I:	Ground Criteria	126
Section J:	Customer Charter	134
Section K:	Players’ Contracts	138
Section L:	Players’ Registrations	144
Section M:	Transfers of Players’ Registrations	150
Section N:	Youth Development	158
Section O:	The Safeguarding of Children and Vulnerable Adults	179
Section P:	Scouts	185
Section Q:	Managers	187
Section R:	Disciplinary Procedures	192
Section S:	Arbitration	203
Section T:	Premier League Appeals Committee	210
Section U:	Criminal Records Bureau	214
Section V:	Miscellaneous	217

Form 1:	List of Authorised Signatories (Rule A.1)	223
Form 1A:	Notification of Club Bank Account (Rule C.50)	224
Form 2:	Appeal under Rule C.68	225
Form 2A:	Owners’ and Director’s Declaration (Rule D.1.9)	226
Form 3 (1):	Auditors’ Report (Rule D.1.2)	227
Form 3 (2):	Directors’ Report (Rule D.1.14)	229
Form 4:	Team Sheet (Rule E.22)	230
Form 5:	Notice of Kick-off Time (Rule E.30)	231
Form 6:	Notification of League Match Result (Rule E.41)	232
Form 7:	Gate Statement (Rule E.42)	233
Form 8:	Notification of Shirt Numbers Allocated (Rule F.6)	234
Form 9:	Registration of Strips (Rule F.16)	235
Form 9A:	Notification by Visiting Club to Home Club of Strip (Rule F.23)	236

Form 10:	Appointment of Match Officials (Rule G.3)	237
Form 11:	Referee’s Match Report (Rule G.11)	238
Form 12:	Registration of Pitch Dimensions (Rule I.23)	239
Form 13:	Player’s Contract (Rule K.9)	240
Form 13A:	Player’s Contract (Rule K.9)	247
Form 14:	Return of Players’ Wages (Rule K.14)	270
Form 15:	Amateur Registration Form (Rule L.13)	271
Form 16 (1):	List of Players (Rule L.30.1)	272
Form 16 (2):	List of Players (Rule L.30.2)	273
Form 16 (3):	List of Players (Rule L.30.3)	274
Form 16 (4):	List of Players (Rule L.30.4)	275
Form 16 (5):	List of Players (Rule L.30.5)	276
Form 16 (6):	List of Players (Rule L.30.6)	277
Form 16 (7):	List of Players (Rule L.30.7)	278
Form 16 (8):	List of Players (Rule L.30.8)	279
Form 16 (9):	List of Players (Rule L.30.9)	280
Form 17:	Transfer Agreement (Rule M.11.1)	281
Form 18:	Offer of New Contract (Rule M.17.2)	282
Form 19:	Application for Free Transfer (Rule M.20)	283
Form 20:	Contingent Sum Notification (Rule M.36.2)	284
Form 21:	Scholarship Agreement (Rule N.9)	285
Form 22:	Football Academy Licence Application (Rule N.16)	296
Form 23:	Centre of Excellence Licence Application (Rule N.17)	297
Form 24:	Notification of Trialist’s Particulars (Rule N.37.2)	298
Form 25:	Notice of Ending of Trial Period (Rule N.40)	299
Form 26:	Pre-Registration Agreement (Rule N.42)	300
Form 27:	Football Academy Student Registration Application (Rule N.49)	302
Form 28:	Centre of Excellence Student Registration Application (Rule N.50)	304
Form 28A:	Football Academy/Centre of Excellence Ethnic Monitoring Questionnaire (Rule N.51)	306
Form 29:	List of Students (Rule N.59)	308
Form 30:	Retention/Termination Notification (Rules N.60.1)	309
Form 30A:	Retention/Termination Notification (Rule N.60.2)	310
Form 31:	Extension of Student Registration (Rule N.64)	311
Form 32:	Student Registration: Mutual Cancellation Notification (Rule N.65.2)	312
Form 33:	Scholarship Offer (Rule N.72)	313
Form 34:	Response to Scholarship Offer (Rule N.73)	314
Form 35:	Children’s Officer Notification (Rule O.12)	315
Form 35A:	Vulnerable Adults’ Services’ Officer (Rule O.17)	316
Form 36:	Staff Register (Children) (Rule O.14.7)	317
Form 36A:	Staff Register - Vulnerable Adults (Rule O.18.5)	318

Form 37:	Parents’ Consent Form (Rule O.23)	319
Form 38:	Notification of Referral (Rule O.25)	321
Form 39:	Scout Registration Form (Rule P.4.1)	323
Form 40:	Cancellation of Scout Registration (Rule P.6)	324
Form 41:	Fixed Penalty Notice (Rule R.4)	325
Form 42:	Summary Jurisdiction Notice (Rule R.9)	326
Form 43:	Complaint (Rule R.20)	327
Form 44:	Answer (Rule R.24)	328
Form 45:	Appeal against Fixed Penalty (Rule R.59)	330
Form 46:	Appeal against Commission Decision (Rule R.60)	331
Form 47:	Request for Arbitration (Rules Q.20 or S.8)	332
Form 48:	Appointment of Arbitrator (Rules Q.23 or S.11)	333
Form 49:	Appointment of Single Arbitrator (Rule S.16)	334
Form 50:	Notice of Preliminary Meeting (Rules Q.30 or S.21)	335
Form 51:	Dual Interest Notice (Rules V.11 and V.12)	336
Form 52:	Lead Disclosure Officer Notification (Rule U.6.1)	337

Appendix 1:	Standard Clauses for Inclusion in Replica Strip Manufacturers’ Contracts (Rule J.13)	339
Appendix 2:	Notice to Manufacturer Licensed to Manufacture and Distribute Club Replica Strip (Rule J.14)	341
Appendix 3:	The Health and Safety of Students on Residential Tours, Festivals, Tournaments and Visits Code of Practice (Rule N.121)	342
Appendix 4:	Code of Conduct for Football Academy Students of Compulsory School Age (Rule N.126)	374
Appendix 5:	Code of Conduct for Scouts (Rule P.8)	377
Appendix 6:	Code of Conduct for Managers (Rule Q.1)	378
Appendix 7:	Code of Conduct for Clubs (Rule Q.2)	381
Appendix 8:	Standard Clauses for Inclusion in Managers’ Contracts of Employment (Rule Q.8.1)	382
Appendix 9:	Anti-Discrimination Policy (Rule V.23)	383
Appendix 10:	Rules governing applications for UEFA Club Licences	384
Appendix 11:	Regulations of the Professional Football Compensation Committee	388
Appendix 12:	Schedule of Offences (Rule D.2.4.3)	393
Appendix 13:	Medical Examinations to be carried out on Contract Players and Students registered on Scholarship Agreements (Rule H.10)	394

SECTION A

INTRODUCTION

Definitions

1.              In these Rules:

“Academy Manager” has the meaning set out in Rule N.1;

“Activity” has the meaning set out in Rule O.3.1;

“the Act” means the Companies Act 2006 (save for in Section S where it shall have the meaning set out in Rule S.1.1);

“the 1986 Act” has the meaning set out in Rule C.57.1;

“Agent” means any Person who represents, negotiates on behalf of or otherwise acts for a Club or a Player (other than a solicitor giving professional legal advice only) in the context of either the registration or transfer of the registration of a Player or the employment of a Player by a Club;

“Amateur Player” means any player (other than a Student) who is registered to play or intends to be registered to play for a Club and who is registered with the Football Association as an amateur in accordance with the FIFA Regulations for the Status and Transfer of Players;

“Appeal Board” means the body having appellate jurisdiction under these Rules appointed by the Board under the provisions of Rule R.56;

“the Articles” means the Articles of Association of the Company and reference to a number following the word ‘Article’ is a reference to an article so numbered in the Articles;

“Artificial Surface” means any playing surface which is not or not intended to be predominantly natural grass;

“Assistant Academy Manager” has the meaning set out in Rule N.1;

“Associate” means in relation to an individual any other individual who is:

(a)          the spouse or civil partner of that individual; or

(b)         a relative of the individual or of his spouse or civil partner; or

(c)          the spouse or civil partner of a relative of the individual or of their spouse or civil partner.

“Associated Undertaking” means an undertaking in which an undertaking has a participating interest and over whose operating and financial policy it exercises a significant influence, and which is not a Parent Undertaking or Subsidiary Undertaking;

“Auditors” has the meaning set out in Rule D.1.1;

“Auditors’ Report” has the meaning set out in Rule D.1.2;

“Authorised Games” has the meaning set out in Rule N.2;

“Authorised Signatory” means an Official of a Club duly authorised by a resolution of its board of directors to sign Forms as required by these Rules whose particulars shall have first been submitted to the Secretary in Form 1;

“Bankruptcy Order” has the meaning set out in Rule D.1.3;

“Bankruptcy Restriction Order” has the meaning set out in Rule D.1.4;

“Basic Award Fund” has the meaning set out in Rule C.1;

“the Board” means the board of directors for the time being of the Company;

“Broadcaster” means a Radio Broadcaster, a UK Broadcaster or an Overseas Broadcaster;

“Central Funds” has the meaning set out in Rule C.51.1;

“Centre of Excellence” has the meaning set out in Rule N.3;

“Centre of Excellence Manager” has the meaning set out in Rule N.4;

“the Chairman” means the non-executive chairman for the time being of the Board;

“the Chief Executive” means the chief executive for the time being of the Company;

“Child” and “Children” have the meaning set out in Rule O.3.2;

“Children’s Safeguarding Officer” has the meaning set out in Rule O.14.12;

“Children’s Services’ Officer” has the meaning set out in Rule O.3.4;

“clear days” in relation to the period of a notice means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

“Close Season” means the period between the end of one Season and the commencement of the next;

“Club” means an association football club in membership of the League and for the purposes of Rules C.67 to C.77 inclusive includes any club which is entitled to be promoted from the Football League to the League;

“club” means an association football club not in membership of the League;

“Club Radio Contract” has the meaning set out in Rule C.2;

“Club Shirt Sponsor Contract” has the meaning set out in Rule C.3;

“Commercial Contract” has the meaning set out in Rule C.4;

“Commercial Contract Money” has the meaning set out in Rule C.5;

“Commission” means a commission appointed by the Board under the provisions of Rule R.17;

“the Company” means The Football Association Premier League Limited;

“the Company Secretary” means the secretary of the Company;

“Compensation Fee” means any sum of money or other consideration (exclusive of Value Added Tax) payable by a Transferee Club to a Transferor Club upon the permanent transfer of the registration of a Contract Player or in respect of an Out of Contract Player;

“Compensation Fee Account” means the account bearing that name at Barclays Bank Plc into which Compensation Fees, Loan Fees (including in both cases instalments thereof) and Contingent Sums are payable as set out in Rule M.29;

“Concert Party” has the meaning set out in Rule D1.6;

“Conditional Contract” means a playing contract between a Club and a Player which is determinable by the Player at any time;

“Connected Person” has the meaning set out in Rule D.1.7;

“Contingent Sum” means any sum of money (exclusive of Value Added Tax) additional to a Compensation Fee payable upon the happening of a contingent event by a Transferee Club to a Transferor Club consequent upon the transfer of the registration of a player;

“Contract Player” means any player (other than a Student) who has entered into a written contract of employment with a Club;

“Control” has the meaning set out in Rule D.1.8;

“CRB” has the meaning set out in Rule U.1.1;

“Declaration” has the meaning set out in Rule D.1.9;

“Development Centre” has the meaning set out in Rule N.5;

“Director” has the meaning set out in Rule D.1.10;

“Disclosure” has the meaning set out in Rule U.1.2;

“Events of Insolvency” means the events set out in Rule C.57;

“the Extranet” means the secure online area maintained by the League for the purpose of the communication of information between the League and Clubs;

“Facility Fees Fund” has the meaning set out in Rule C.6;

“The Faculty” has the meaning set out in Rule H.3.1;

“F.A. Cup” means the Football Association Challenge Cup competition;

“Fellow Subsidiary Undertaking” has the meaning set out in section 1161(4) of the Act;

“FIFA” means the Federation Internationale de Football Association;

“Financial Institution” means any person or entity that is:

(a)          authorised by the Financial Services Authority (‘FSA’) to carry on a regulated activity under the Financial Services and Markets Act 2000 (“FSMA”); or

(b)         carrying out a regulated activity as an appointed representative of a person or entity authorised by the FSA to carry on a regulated activity under the FSMA; or

(c)          recognised by the FSA as being authorised to carry out a regulated activity in the UK through its regulation by a regulator in another country;

“Football Academy” has the meaning set out in Rule N.6;

“the Football Association” means The Football Association Limited;

“the Football Association Rules” means the Rules and Regulations for the time being of the Football Association;

“Football Creditor” has the meaning set out in Rule C.63;

“the Football League” means The Football League Limited;

“the Football League Cup” means the cup competition organised by the board of the Football League;

“Form” means the appropriate form or substantially the same form as that prescribed in these Rules;

“Full Time Education” has the meaning set out in Rule N.7;

“Future Financial Information” has the meaning set out in Rule C.86;

“Gambling Related Agreement” means any agreement (i) which concerns any advertising (save for occasional, stand-alone advertising such as in a match-day programme or on perimeter advertising boards or the like), marketing, promotion, supply or provision of betting, gaming, lottery or other gambling related products, services, brands or facilities (whether as part of a Club Shirt Sponsor Contract, the appointment of a gambling partner or otherwise) and/or (ii) where the business activities of any of the parties (or of an Associated Undertaking or Group Undertaking of any of the parties) to such agreement include the provision of betting, gaming, lottery or other gambling related products, services or facilities;

“General Meeting” means any meeting of the members of the Company duly called in accordance with the provisions of Article 18;

“Group” has the meaning set out in section 474(1) of the Act;

“Group Accounts” mean accounts that a Club is required to prepare pursuant to section 399 of the Act, or which its Parent Undertaking is required to deliver to the Registrar of Companies pursuant to section 400(2)(e) or section 401(2)(f) of the Act;

“Group Undertaking” has the meaning set out in Section 1161(5) of the Act;

“HMRC” means HM Revenue and Customs or such other government department(s) that may replace the same;

“Holding” means the holding and/or possession of the beneficial interest in, and/or the ability to exercise the voting rights applicable to, shares or other securities in the Club (whether directly, indirectly (by means of holding such interests in one or more other persons) or by contract including without limitation by way of membership of any Concert Party) which confer any voting rights exercisable at general meetings of the Club;

For the purposes of the above, any rights or powers of a nominee for any Person shall be attributed to that Person, that is to say any rights or powers which another Person possesses on his behalf or may be required to exercise at his direction or on his behalf and any rights or powers of any other Person which is a Connected Person to any Person shall be attributed to that Person.

“Home Club” means the Club on whose ground a League Match is or was or should be or should have been played or, where the Clubs participating in that League Match share a ground, the Club whose name first appears in respect of that League Match on the League’s fixture list;

“Home Grown Player” means a Player who, irrespective of his nationality or age, has been registered with any Club (or club) affiliated to the Football Association or the Football Association of Wales for a period, continuous or not, of three Seasons or 36 months prior to his 21st birthday (or the end of the Season during which he turns 21) and for the purposes of this definition of “Home Grown Player” a Season will be deemed to commence on the date on which the first Transfer Window closes and expire on the date of the final League Match of the Season;

“Image Contract” means any contract whereby a Player transfers to any Person (‘the transferee’) the right to exploit his image or reputation either in relation to football or non footballing activities;

“Image Contract Payment” means any payment made or liability incurred by or on behalf of a Club to a transferee in order to acquire that right;

“Individual Voluntary Arrangement” has the meaning set out in Rule D.1.11;

“Interim Bankruptcy Restriction Order” has the meaning set out in Rule D.1.4;

“International Transfer” means the transfer of the registration of a player to a Club in respect of which an international registration transfer certificate is required under the provisions of the FIFA Regulations for the Status and Transfer of Players;

“the League” means The Premier League;

“League Match” means a match played under the jurisdiction of the League;

“League Office” means the registered office for the time being of the Company;

“Licensing Manual” means the manual in which are set out procedures agreed between the Football Association and the League relating to applications for and the granting of licences enabling Clubs (or clubs) to play in UEFA Club Competitions;

“Loan Fee” means any sum of money (exclusive of Value Added Tax) payable by a Transferee Club to a Transferor Club upon a Temporary Transfer;

“Local Authority Designated Officer” has the meaning set out in Rule O.3.5;

“Local Safeguarding Children’s Board” has the meaning set out in Rule O.3.6;

“Manager” means the Official of a Club responsible for selecting the Club’s first team;

“Match Officials” means referees and assistant referees and includes reserve officials and fourth officials;

“Material Transactions” has the meaning set out in Rule D.26;

“Memorandum” means the Memorandum of Association of the Company;

“Merit Payments Fund” has the meaning set out in Rule C.7;

“New Registration” has the meaning set out in Rule L.12;

“Nominee” means in connection to any Person another Person who possesses rights or powers on his behalf, or which he may be required to exercise at his discretion;

“Objectives” has the meaning set out in Rule D.34;

“Official” means any director, secretary, servant or representative of a Club, excluding any Player, Agent or Auditors;

“Out of Contract Player” means a Contract Player whose contract of employment with a Club has expired;

“Overseas Broadcaster” means a Person with whom the Company has entered into an Overseas Broadcasting Contract and who is entitled to effect the Transmission of League Matches in accordance with the terms of that Contract;

“Overseas Broadcasting Contract” has the meaning set out in Rule C.8;

 “Overseas Broadcasting Money” has the meaning set out in Rule C.9;

“the Panel” has the meaning set out in Rule R.14;

“Parents” has the meaning set out in Rule O.3.7;

“Parent Undertaking” has the meaning set out in section 1162 of the Act;

“PAYE and NIC” means any and all payments required to be made by a Club in respect of income tax and national insurance contributions;

“Person” includes any legal entity, firm or unincorporated association and in the case of a Person which is incorporated any of its Associated Undertaking, Fellow Subsidiary Undertaking, Group Undertaking, Parent Undertaking or Subsidiary Undertaking;

“PGB” has the meaning set out in Rule V.3;

“PGMOL” has the meaning set out in Rule G.1;

“Player” means any Contract Player, Out of Contract Player, Amateur Player or Student who is registered to play for a Club;

“Player’s Image” means the Player’s name, nickname, fame, image, signature, voice and film and photographic portrayal, virtual and/or electronic portrayal image or representation, reputation, replica and all other characteristics of the Player including his shirt number;

“Premier Academy League” has the meaning set out in Rule N.8;

“the Premier League Appeals Committee” means the committee constituted in accordance with Rule T.2;

“the Professional Football Compensation Committee” means the committee constituted in accordance with the Regulations of the Professional Football Compensation Committee;

“Promoted Club” has the meaning set out in Rule C.10;

“Radio Contract” has the meaning set out in Rule C.11;

“Radio Contract Money” has the meaning set out in Rule C.12;

“Radio Broadcaster” means a Person with whom the Company has entered into a Radio Contract and who is entitled to effect the Radio Transmission of League Matches in accordance with the terms of that Contract;

“Radio Transmission” has the meaning set out in Rule C.13;

“Regulated Activity” has the meaning set out in Rule U.14;

“Relegated Club” has the meaning set out in Rule C.14;

“Report” has the meaning set out in Rule D.1.14;

“Representation Contract” means an agreement to which a Club and an Agent are party and pursuant to which the Agent acts for the Club or a Player in the context of either the registration or transfer of the registration of a Player or the employment of a Player by a Club;

“Resolution” has the meaning set out in Article 1.2;

“Respondent” has the meaning set out in Rule R.18.2;

“Retired Player” means a Player who has stopped playing competitive football;

“these Rules” means the rules for the time being of the League and a letter and a number following a reference to a rule identifies the Section in which it is comprised and its number within that Section;

“Scholarship Agreement” has the meaning set out in Rule N.9;

“Scout” has the meaning set out in Rule P.1;

“Search and Intervention Steward” has the meaning set out in Rule U.1.3;

“Season” means the period commencing on the date of the first League Match on the League fixture list and ending on the date of the last;

“the Secretary” means the general secretary of the League;

“Section” means a Section of these Rules;

“Shares” has the meaning set out in Rule D.1.15;

“Significant Interest” means the holding and/or possession of the legal or beneficial interest in, and/or the ability to exercise the voting rights applicable to, shares or other securities in the Club which confer in aggregate on the holder(s) thereof ten (10) per cent or more of the total voting rights exercisable in respect of the Shares of any class of Shares of the Club. All or part of any such interest may be held directly or indirectly or by contract including, but not limited to, by way of membership of any Concert Party, and any rights or powers held by an Associate, Nominee or Connected Person shall be included for the purposes of determining whether an interest or interests amounts to a “Significant Interest”;

“Signing-on Fee” means a lump sum payment payable under the terms of a contract between a Club and a Contract Player and which is expressed to be a signing-on fee;

“Spent Conviction” has the meaning set out in Rule D.1.16;

“Squad List” means the list of up to a maximum of 25 Players eligible to participate in League Matches during a Season of whom a maximum of 17 may not be Home Grown Players;

“Staff” has the meaning set out in Rule O.3.8 and, for the purpose of Section U only, Rule U.1.6;

“Stakeholders” has the meaning set out in Rule J.1;

“Strip” means Players’ shirts, shorts and stockings;

“Student” has the meaning set out in Rule N.10;

“Subsidiary Undertaking” has the meaning set out in section 1162 of the Act;

“Temporary Transfer” has the meaning set out in Rule M.5;

“Third Party Payment” has the meaning set out in Rule D.1.17;

“Title Sponsor” means the Person granted the right to have its agreed brand identity associated with the name of the League’s first team competition;

“Title Sponsorship Contract” has the meaning set out in Rule C.15;

“Title Sponsorship Money” has the meaning set out in Rule C.16;

“Transfer Agreement” means an agreement between a Transferor Club and a Transferee Club for the permanent transfer of the registration of a Contract Player;

“Transfer Windows” has the meaning set out in Rule M.1;

“Transferee Club” means a Club (or club) to which the registration of a Contract Player is, or is to be or has been transferred (including on the basis of a Temporary Transfer) or which, in the case of an Out of Contract Player, effects his New Registration;

“Transferor Club” means a Club (or club) from which the registration of a Contract Player is, or is to be or has been transferred (including on the basis of a Temporary Transfer) or which, in the case of an Out of Contract Player, holds his registration under the provisions of Rule L.27.2;

“Transmission” has the meaning set out in Rule C.17;

“Trialist” has the meaning set out in Rule N.11;

“UEFA” means the Union des Associations Européennes de Football;

“UEFA Club Competition” means the club competitions organised by UEFA;

“UEFA Club Licence” means the licence granted by the Football Association in accordance with the procedures set out in the Licensing Manual enabling Clubs (or clubs) to play in UEFA Club Competitions;

“UK Broadcaster” means a Person with whom the Company has entered into a UK Broadcasting Contract and who is entitled to effect the Transmission of League Matches in accordance with the terms of that Contract;

“UK Broadcasting Contract” has the meaning set out in Rule C.18;

“UK Broadcasting Money” has the meaning set out in Rule C.19;

“Under 21 Player” means a Player under the age of 21 as at the 1st January in the year in which the Season concerned commences (ie for Season 2010/11 born on or after 1st January 1989);

“Visiting Club” means the Club playing, which has played, which should play or which should have played a League Match on the ground of a Home Club or, where the Clubs participating in that League Match share a ground, the Club whose name last appears in respect of that League Match on the League’s fixture list;

“Vulnerable Adult” has the meaning set out in Rule O.3.9;

“Vulnerable Adults’ Safeguarding Officer” has the meaning set out in Rule 0.18.7;

“Vulnerable Adults’ Services Officer” has the meaning set out in Rule O.3.11;

“Week by Week Contract” means a playing contract between a Club and a Player which is determinable by either party on 7 days’ written notice;

“Working Day” means any day on which the League office is open for normal business but excluding, unless the Board determines otherwise, a Saturday, a Sunday or a Bank or Public Holiday;

“Written” or “in writing” shall include without limitation telegram, cable, facsimile transmission or other means of telecommunication in permanent written form.

Interpretation

2.                 Unless the context otherwise requires:

2.1   words importing the singular number shall include the plural and vice versa; and

2.2   words importing any particular gender shall include all other genders.

3.                 References to statutory provisions shall be construed as references to those provisions as they may be amended or re-enacted.

Headings

4.                 The headings in these Rules are for convenience only and shall not affect their interpretation.

Board Powers

5.                 Where a discretion, right or power is expressed in these Rules to be exercisable by the Board, such discretion, right or power shall unless otherwise provided in these Rules or the Articles be exercisable by the Board in its sole and absolute discretion or as a sole right or power of the Board and shall when exercised be final and binding and not subject to appeal.

6.                 The Board may appoint any person who is not an Official to deputise for either the Chairman or the Chief Executive when the Board is required to exercise its function under either Rule K.33 or Rule K.34 or Rule K.35 or Rule N.79 or Rules N.81 to N.84 or Rule R.1

Procedure at General Meetings

7.                 Subject to the provisions of the Articles and the Acts, the Chairman may regulate the procedure for General Meetings as he thinks fit.  Unless otherwise determined by the Chairman:

7.1   Clubs must give to the Secretary not less than 28 clear days’ notice of any item for inclusion on the agenda of a forthcoming General Meeting;

7.2   two representatives from each Club may attend General Meetings, each of whom may speak but only one of whom shall be entitled to vote.

Conflict

8.                 Unless otherwise stated, the provisions of the Articles shall prevail in the event of any conflict with these Rules.

Extranet

9.                 Where a Club is required to submit a Form to the Secretary or to the League pursuant to these Rules, the Board may instead require that the information to be provided in the Form is submitted via the Extranet in such manner as it may determine.

SECTION B

THE LEAGUE

Name

1.                 The League shall be called “The Premier League” and the League’s first team competition may include the name of the Title Sponsor.

Membership

2.                 The League shall consist of those association football clubs playing in England and Wales not exceeding 20 in number which are from time to time members of the Company.

3.                 Each member Club shall give to the League the address of its registered office and shall provide to the League certified true copies of:

3.1     its certificate of incorporation; and

3.2     its memorandum of association; and

3.3     its articles of association; and

3.4     any amendments to the above documents.

Becoming a Member

4.                 At the end of each Season the Board shall require each of the Clubs relegated from the League in accordance with Rule B.28 to execute an instrument transferring its ordinary share in the Company to such of the 3 clubs promoted to the League from the Football League as the Board directs.

5.                 Upon such share transfers being registered in accordance with the Articles each of the promoted Clubs will become a member of the League.

Ceasing to be a Member

6.                 A Club shall cease to be entitled to be a member of the League (and upon registration in accordance with the Articles of the transfer of its ordinary share in the Company shall cease to be a member of the League) following:

6.1     its relegation from the League in accordance with Rule B.28; or

6.2     the receipt of a notice by the Board under the provisions of Article 10.1; or

6.3     its expulsion under the provisions of Rule B.7; or

6.4     its resignation under the provisions of Rules B.8 and B.10.

Expulsion of a Member

7.                 Notwithstanding the provisions of Article 27, the Company may expel a Club from the League upon a special resolution to that effect being passed by a majority of not less than three-fourths of such members as (being entitled to do so) vote by their representatives or by proxy at a General Meeting of which notice specifying the intention to propose the resolution has been duly given.

Resignation

8.                 Any Club intending to resign as a member of the League may do so only with effect from the end of the Season upon which it is intended that such resignation is to take effect provided that it shall give notice in writing to that effect to the Company Secretary on or before the 31st December preceding the end of such Season.

9.                Any Director of a Club giving notice under the provisions of Rule B.8 who represents the League on the Council of the Football Association shall vacate that office forthwith upon the giving of the notice.

10.         Not earlier than the 1st March nor later than the 31st March following the giving of a notice under Rule B.8, the Club giving such notice shall notify the Company Secretary in writing whether such notice is confirmed or withdrawn.  If no such notice is given the notice under Rule B.8 shall be deemed to have been withdrawn.

11.          Without prejudice to the powers contained in Section R of these Rules, any Club purporting to resign otherwise than in accordance with Rules B.8 and B.10 shall on demand indemnify the Company on behalf of itself and the Clubs remaining in membership of the League against all losses, damages, liabilities, costs or expenses whatsoever suffered or incurred by the Company or such Clubs resulting directly or indirectly from such purported resignation including without limitation loss of income or profits from any Commercial Contract, UK Broadcasting Contract, Overseas Broadcasting Contract, Radio Contract or Title Sponsorship Contract.

Relationship between Clubs and the League

12.          Membership of the League shall constitute an agreement between the Company and Clubs and between each Club to be bound by and comply with:

12.1   the Laws of the Game;

12.2   the Football Association Rules;

12.3   the Articles;

12.4   these Rules;

12.5   the statutes and regulations of FIFA;

12.6          the statutes and regulations of UEFA; and

12.7          the Regulations of the Professional Football Compensation Committee, each as amended from time to time.

13.          In all matters and transactions relating to the League each Club shall behave towards each other Club and the League with the utmost good faith.

14.          No Club either by itself, its servants or agents shall by any means whatsoever unfairly criticise, disparage, belittle or discredit any other Club or the League or in either case any of its directors, officers, employees or agents.

15.          A Club shall not without the Board’s prior written consent either during its membership of the League or at any time after its membership has terminated disclose or divulge either directly or indirectly to any Person whatsoever or otherwise make use of any confidential information as to the business or finances of the League or any other Club or any of their dealings, transactions or affairs or as to any other matters which may come to its knowledge by reason of its membership save to statutory and regulatory authorities or as may be required by law or to such Officials and Auditors of that Club to whom such disclosure is strictly necessary for the purpose of their duties and then only to the extent so necessary.

Employment of Officials

16.          Each Club shall employ and provide written terms of reference to:

16.1   an Official who shall be responsible for running the daily business of the Club with the support of a sufficient number of administrative staff in suitable and appropriately equipped offices, who can be contacted during normal office hours.

16.2   an Official who holds a nationally recognised qualification as an accountant or auditor, or who has sufficient experience to demonstrate his competence as such, who shall be responsible for the Club’s finances; and

16.3   a press or media officer who holds a nationally recognised qualification in journalism or who has sufficient experience to demonstrate his competence as a press or media officer.

Liability for Officials

17.          Each Club shall bind each of its Officials:

17.1   to comply with these Rules during the period of their appointment or employment and in the case of Rule B.15 at all times thereafter; and

17.2   to seek its permission before contributing to the press, television or radio.

The League Competition

18.          Each Club shall play 2 League Matches against each other Club each Season, being the Home Club in respect of one such League Match and the Visiting Club in respect of the other.

19.          The winner of a League Match shall score three points.  Each Club participating in a League Match which is drawn shall score one point.

20.          The results of League Matches shall be recorded by the Secretary in a table containing in respect of each Club the following information:

20.1   the number of League Matches played in that Season;

20.2   the number of League Matches won, drawn and lost as a Home Club in that Season;

20.3   the number of League Matches won, drawn and lost as a Visiting Club in that Season;

20.4   the number of goals scored in League Matches by and against that Club in that Season;

20.5   the number of points scored in that Season.

21.          The position of Clubs in the table shall be determined by the number of points scored in that Season, the Club having scored the highest number of points being at the top of the table and the Club having scored the lowest number of points being at the bottom.

22.          If any 2 or more Clubs have scored the same number of points their position in the table shall be determined on goal difference, that is to say, the difference between the total number of goals scored by and against a Club in League Matches in that Season, and the higher or highest placed Club shall be the Club with the higher or highest goal difference.

23.          If any 2 or more Clubs have scored the same number of points and have the same goal difference the higher or highest placed Club shall be the Club having scored the most goals in League Matches in that Season.

24.          Subject to Rule B.31, if any 2 or more Clubs have scored the same number of points, have the same goal difference and have scored the same number of goals in League Matches in that Season they shall be deemed to occupy the same position in the table.

The League Championship

25.          The Club which is at the top of the table at the end of the Season shall be the League Champions.

26.          The League Champions shall receive a trophy which it shall return to the Secretary in good order and condition not later than 3 weeks before the final League Matches of the next Season.

27.          The League Champions shall further receive 30 commemorative medals to be presented by the Club to its Manager and to such of its Players and Officials as it thinks fit provided, in the case of a Player, that he has that Season played in a minimum of 10 of its League Matches. Additional medals may be presented with the consent of the Board.

Relegation

28.          Subject to Rule B.29, the bottom 3 Clubs in the table at the end of the Season shall be relegated to the Football League.

29.          If any Club ceases during the Season to be a member of the League, the record of the League Matches in which it has participated that Season shall be expunged from the table and the number of Clubs to be relegated at the end of that Season shall be reduced so as to maintain at 20 (or, if less, as near thereto as may be) the number of Clubs in membership of the League at the beginning of the next Season.

30.          If any Club ceases to be a member of the League other than by reason of relegation after the end of the Season but before the Board has fixed the dates of League Matches for the next Season, the Board may invite the relegated club which attained the highest position in the table referred to in Rule B.20 at the end of the previous Season to rejoin the League.

Play-offs

31.          If at the end of the Season either the League Champions or the Clubs to be relegated or the question of qualification for other competitions cannot be determined because 2 or more Clubs are equal on points, goal difference and goals scored, the Clubs concerned shall play off one or more deciding League Matches on neutral grounds, the format, timing and venue of which shall be determined by the Board.

SECTION C

FINANCE

Definitions

1.                                      “Basic Award Fund” means the fund established out of UK Broadcasting Money and distributed in accordance with Rule C.36.1.

2.                                      “Club Radio Contract” means any contract upon terms complying in all respects with any directive issued by the Company pursuant to Rule C.26 and made between any Club and the local or regional independent radio station or BBC local radio station within whose transmission area the Club’s registered ground is situated.

3.                                      “Club Shirt Sponsor Contract” means any contract between any Club and any Person (not being the manufacturer, producer or distributor of that Club’s Strip) providing for the exhibition upon that Club’s Strip of the agreed prime brand of that Person in accordance with Rule F.27.

4.                                      “Commercial Contract” means any contract entered into by the Company relating to sponsorship or like transactions or other matters materially affecting the commercial interests of Clubs other than an Overseas Broadcasting Contract, a UK Broadcasting Contract, a Radio Contract or a Title Sponsorship Contract.

5.                                      “Commercial Contract Money” means money received by the Company under any Commercial Contract.

6.                                      “Facility Fees Fund” means the fund established out of UK Broadcasting Money and distributed in accordance with Rule C.36.3.

7.                                      “Merit Payments Fund” means the fund established out of UK Broadcasting Money and distributed in accordance with Rule C.36.2.

8.                                      “Overseas Broadcasting Contract” means any contract entered into by the Company for the Transmission of League Matches outside the United Kingdom, the Republic of Ireland, the Isle of Man and the Channel Islands.

9.                                      “Overseas Broadcasting Money” means money received by the Company under any Overseas Broadcasting Contract.

10.                               “Promoted Club” means a Club which became a member of the League at the end of the previous Season pursuant to Rule B.4.

11.                               “Radio Contract” means any contract entered into by the Company other than an Overseas Broadcasting Contract or a UK Broadcasting Contract for the Radio Transmission of League Matches.

12.                               “Radio Contract Money” means money received by the Company under any Radio Contract.

13.                               “Radio Transmission” means any terrestrial or satellite broadcast or transmission by cable of sounds of and/or commentary upon any League Match or inclusion thereof in a cable programme service and/or on the Internet and/or any relay of sound of and/or commentary upon any League Match whether to an open or closed user group by any means now existing or hereafter invented not consisting solely of storage and distribution of recorded sounds in tangible form whether such radio transmission is on a live or recorded basis in whole or as excerpts.

14.                               “Relegated Club” means a Football League club which was relegated under the provisions of Rule B.28 at the end of any of the 4 previous Seasons and which remains relegated.

15.                               “Title Sponsorship Contract” means any contract entered into between the Company and a Title Sponsor.

16.                               “Title Sponsorship Money” means money received by the Company under any Title Sponsorship Contract.

17.                               “Transmission” means any terrestrial or satellite broadcast of television or other moving pictures with or without sound or transmission by cable of moving pictures with or without sound or inclusion of moving pictures with or without sound in a cable programme service and/or on the Internet and/or relay of moving pictures with or without sound whether to an open or closed user group by any means now existing or hereafter invented not consisting solely of the storage and distribution of recorded pictures with or without sound in tangible form whether the said transmission is on a live or recorded basis in whole or as excerpts.

18.                               “UK Broadcasting Contract” means any contract entered into by the Company for the Transmission of League Matches within the United Kingdom, the Republic of Ireland, the Isle of Man and the Channel Islands.

19.                               “UK Broadcasting Money” means money received by the Company under any UK Broadcasting Contract.

Obligations of the Company

20.                               Subject to the provisions of Article 49, the Company shall enter into Commercial Contracts, UK Broadcasting Contracts, Overseas Broadcasting Contracts, Radio Contracts and Title Sponsorship Contracts with the intention in the case of each UK Broadcasting Contract for the live Transmission of League Matches that each Club shall participate in at least one live televised League Match each Season.

21.                               Each Club and each Contract Player shall comply with any reasonable request made on behalf of the Company to allow the Player’s Image to be used to enable the Company to fulfil its Commercial Contracts, UK Broadcasting Contracts, Overseas Broadcasting Contracts, Radio Contracts and Title Sponsorship Contracts, provided that, where the size of the product permits, the Company shall not use the images of less than 4 Contract Players, each from different Clubs, on any one product.

Obligations of Clubs

22.                               Subject to Rule C.27, Clubs shall provide such rights, facilities and services as are required to enable the Company to fulfil its Commercial Contracts, UK Broadcasting Contracts, Overseas Broadcasting Contracts, Radio Contracts and Title Sponsorship Contracts and shall not by any act or omission infringe any exclusive rights granted thereunder or otherwise cause any breach thereof to occur.  For the avoidance of doubt only the Company may enforce this Rule against a Club and no other Person shall have any right under the Contracts (Rights of Third Parties Act) 1999 to so enforce it.

23.                               Each Club shall indemnify the Company against any liability the Company may incur in the event of a finding by a Court of Law or other body of competent jurisdiction that the Company induced the Club to breach a contract with a third party as a result of requiring the Club to comply with Rule C.22.

24.                               The Title Sponsorship Contract shall not have the effect of preventing any Club from granting any rights of whatever nature pursuant to its Club Shirt Sponsor Contract irrespective of when the Club enters into the same and the Club Shirt Sponsor Contract of any Club shall not have the effect of preventing any right granted pursuant to any Title Sponsorship Contract being operated or enjoyed in respect of any Club or at the ground of any Club.

25.                               Each Club shall provide such reasonable rights, facilities and services at each League Match taking place at its registered ground as are reasonably required and as are authorised by any directive issued by the Company pursuant to Rule C.26 to enable the Visiting Club in respect of the said League Match to comply with the terms of any Club Radio Contract to which it is party.

26.                               The Company shall issue from time to time directives to Clubs setting out those rights which may and may not be granted by any Club in any Club Radio Contract and each Club shall comply in all respects with any such directive.

27.                               In the case of a Commercial Contract and/or a Title Sponsorship Contract a Club shall not be bound to comply with Rule C.22 if:

27.1                           to do so would result in the Club being in breach of a contractual obligation entered into before the date of the Article 49 Resolution authorising or approving it; or

27.2                           such Commercial Contract and/or Title Sponsorship Contract has not been entered into by the Company within 6 months of the Article 49 Resolution relating to it.

Accounting Practice

28.                               Subject to Rule C.29, all income of the Company shall be allocated to its financial periods in accordance with generally accepted accounting practice.

29.                               Notwithstanding the foregoing provisions of Rule C.28, advances received or early payment of other contracted accounts may be treated as income of the financial period in which they are received provided that in each case a Resolution is passed to that effect.

Operating and Other Expenses

30.                               The operating and other expenses of the Company and the League shall be paid, at the discretion of the Board, out of Overseas Broadcasting Money, Commercial Contract Money, Radio Contract Money, Title Sponsorship Money or any other income of the Company excluding UK Broadcasting Money.

31.                               Subject to the prior approval of Clubs in General Meeting, the Board shall be empowered to require Clubs to pay to the Company from time to time any sum by which its income, excluding UK Broadcasting Money, falls short of the operating and other expenses of the Company and the League.

Transmission of League Matches

32.                               No Transmission shall be made of any League Match except:

32.1                           in accordance with any UK Broadcasting Contract or Overseas Broadcasting Contract; or

32.2                           as permitted by Rules I.41 and I.42; or

32.3                           in accordance with the terms of any express licence or permission issued in writing by the Company.

33.                               No Radio Transmission shall be made of any League Match except in accordance with

33.1                           any Radio Contract; or

33.2                           any Club Radio Contract; or

33.3                           the terms of any express licence or permission issued in writing by the Company.

Distribution of UK Broadcasting Money

34.                               The Company shall pay out of UK Broadcasting Money:

34.1                           such sums as may be agreed from time to time shall be payable to the Professional Footballers’Association for Players’ educational, insurance and benevolent purposes; and

34.2                           any other sum approved by a Resolution.

35.                               The balance of UK Broadcasting Money shall be divided so that:

35.1                           one half shall comprise the Basic Award Fund;

35.2                           one quarter shall comprise the Merit Payments Fund; and

35.3                           one quarter shall comprise the Facility Fees Fund.

Each of the Basic Award Fund and the Merit Payments Fund shall be divided into such number of shares as shall be required in either case to put into effect the provisions of Rules C.36.1, C36.2 and C.46 and the Facility Fees Fund shall be distributed in accordance with the provisions of Rule C.36.3.

36.                               In consideration of Clubs providing such rights, facilities and services as are required to enable the Company to fulfil any UK Broadcasting Contract:

36.1         subject to Rules C.51, C.62 and C.66, the Basic Award Fund shall be distributed by way of fees so that each Club receives 1 share and each Relegated Club the percentage of 1 share set out in Rule C.46;

36.2         as soon as practicable after the end of each Season, subject to Rules C.51 and C.62, the Merit Payments Fund shall be distributed by way of fees in accordance with the following table:

End of Season
League position	Number of shares

1	20
2	19
3	18
4	17

End of Season
League position	Number of shares

5	16
6	15
7	14
8	13
9	12
10	11
11	10
12	9
13	8
14	7
15	6
16	5
17	4
18	3
19	2
20	1

36.3         The Board shall in respect of each Season determine the amounts to be paid to Clubs by way of facility fees for League Matches which are televised live or of which recorded excerpts are broadcast. During or after the end of each Season, subject to Rules C.51 and C.62, such facility fees shall be paid out of the Facility Fees Fund to those Clubs which have participated in each of such League Matches, whether as a Home Club or a Visiting Club.

Distribution of Overseas Broadcasting Money

37.                               The Company shall pay out of Overseas Broadcasting Money:

37.1                           its operating and other expenses in accordance with Rule C.30; and

37.2                           any other sum approved by a Resolution

and the balance thereof shall be divided into such number of shares as shall be required to put into effect the provisions of Rule C.38.

38.                               In consideration of Clubs providing such rights, facilities and services as are required to enable the Company to fulfil any Overseas Broadcasting Contract, as soon as practicable during or after the end of each Season, subject to Rules C.51, C.62, C.66 and I.15, the balance of Overseas Broadcasting Money shall be distributed by way of fees so that each Club receives 1 share and each Relegated Club the percentage of 1 share set out in Rule C.46.

Distribution of Title Sponsorship Money

39.                               Subject to any contrary requirement contained in a Title Sponsorship Contract, the Company shall pay out of Title Sponsorship Money:

39.1                           its operating and other expenses in accordance with Rule C.30; and

39.2                           any other sum approved by a Resolution

and the balance thereof shall be divided into such number of shares as shall be required to put into effect the provisions of Rule C.40.

40.                               In consideration of Clubs providing such rights, facilities and services as are required to enable the Company to fulfil any Title Sponsorship Contract, as soon as practicable during or after the end of each Season, subject to Rules C.51, C.62 and C.66, the balance of Title Sponsorship Money shall be distributed by way of fees so that each Club receives 1 share and each Relegated Club the percentage of 1 share set out in Rule C.46.

Distribution of Commercial Contract Money

41.                               The Company shall pay out of Commercial Contract Money:

41.1                           its operating and other expenses in accordance with Rule C.30; and

41.2                           any other sum approved by a Resolution.

42.                               In consideration of Clubs providing such rights, facilities and services as are required to enable the Company to fulfil any Commercial Contract, as soon as practicable during or after the end of each Season, subject to Rules C.43, C.51 and C.62, the balance of Commercial Contract Money shall be distributed by way of fees equally between Clubs.

43.                               Commercial Contract Money derived from a Commercial Contract relating to the provision of perimeter advertising boards at Club grounds shall be distributed to those Clubs that provide such boards in proportion in each case to the amount of perimeter board inventory provided.

Distribution of Radio Contract Money

44.                               The Company shall pay out of Radio Contract Money:

44.1                           its operating and other expenses in accordance with Rule C.30; and

44.2                           any other sum approved by a Resolution.

45.                               In consideration of Clubs providing such rights, facilities and services as are required to enable the Company to fulfil any Radio Contract, as soon as practicable during or after the end of each Season, subject to Rule C.51 and C.62, the balance of Radio Contract Money shall be distributed by way of fees equally between Clubs.

Relegated Clubs

46.                               Subject to Rules C.47, C.48, C.51, C.62 and C.66, each Relegated Club shall receive the following fees:

46.1                           in the first Season after being relegated, a sum equivalent to 55% of 1 share of each of the Basic Award Fund, Overseas Broadcasting Money and Title Sponsorship Money;

46.2                           in the second Season after being relegated, a sum equivalent to 45% of 1 share of each of the Basic Award Fund, Overseas Broadcasting Money and Title Sponsorship Money; and

46.3                           in each of the third and fourth Seasons after being relegated, a sum equivalent to 25% of 1 share of each of the Basic Award Fund, Overseas Broadcasting Money and Title Sponsorship Money.

47.                               Subject to Rules C.48, C.51, C.62 and C.66, a Relegated Club relegated at the end of Season 2008-09  shall receive the following percentages of 1 share of each of the Basic Award Fund,  Overseas Broadcasting Money and Title Sponsorship Money: 50% in the second Season after being relegated and 25% in the third.

48.                               There shall be deducted from each payment to a Relegated Club made pursuant to Rules C.46 and C.47 the sum of £2.3m.

Value Added Tax

49.                               Value Added Tax shall be added to each fee paid in accordance with Rules C.36, C.38, C.40, C.42, C.45, C.46, and C.47.

Club Bank Accounts

50.                               Each Club shall submit to the Secretary Form 1A signed by 2 Directors of the Club and specifying a bank account, to be in the name of and controlled by the Club, into which the Company shall pay monies due to the Club from the Company in accordance with and subject to these Rules save that if that Club has assigned its entitlement to such monies or any part of them, payment will be made by the Company as directed in the assignment.

Power to Deduct

51.                               If the Board is reasonably satisfied that a Club or Relegated Club (‘the debtor Club”) has failed to make any payment due to any creditor of the description set out in Rule C.53, the Board shall be empowered to:

51.1                           deduct the amount of any such payment from any distribution of UK Broadcasting Money, Overseas Broadcasting Money, Commercial Contract Money, Radio Contract Money or Title Sponsorship Money (“Central Funds”) payable to the debtor Club, paying the same to the creditor to which it is due; and

51.2                           withhold any distribution of Central Funds otherwise due to the debtor Club to the extent of any liabilities falling due from the debtor Club to any creditor of the description set out in Rule C.53 within the period of 60 days after the due date of the distribution of the Central Funds to the debtor Club, and pay the same to the creditor on the date when it is due to that creditor should the debtor Club fail to do so.

52.                               The Board shall only have the powers set out in Rule C.51.2 if the debtor Club has failed to make any payment when due (whether or not paid thereafter) to a creditor of the description set out in Rule C.53 within the period of 120 days immediately prior to the due date of distribution of the Central Funds to the debtor Club.

53.                               The creditors to which Rule C.51 applies are:

53.1                           another Club (or club); or

53.2                           the Company; or

53.3                           any Associated Undertaking, Fellow Subsidiary Undertaking, Group Undertaking, or Subsidiary Undertaking of the Company; or

53.4                           any pension or life assurance scheme administered by or on behalf of the League; or

53.5                           the Football League; or

53.6                           any Associated Undertaking, Fellow Subsidiary Undertaking, Group Undertaking, or Subsidiary Undertaking of the Football League; or

53.7                           the Football Foundation.

Distribution Accounts

54.                               Each distribution made under the provisions of Rules C.36, C.38, C.40, C.42 and C.45 shall be accompanied by an account showing how it has been computed.

Assignments of Central Funds

55.                               If a Club or a Relegated Club proposes to charge, assign or otherwise grant security over all or part of its entitlement to future distributions of Central Funds, it shall:

55.1                           disclose to the League the proposed documentation with the lender giving effect to such charge, assignment or other grant of security;

55.2                           not enter into the said proposed documentation without the prior written consent of the League (not to be unreasonably withheld); and

55.3                           procure that it and its lender enter into an agreement with the League whereby the lender will confirm that:

55.3.1                  it understands that the Club’s entitlement to future distributions of Central Funds is subject to the provisions of the Articles and these Rules and in particular

(without prejudice to the generality of the foregoing) to Rules C.51, C.62 and M.37.2; and

55.3.2     the Club has disclosed to it the Club’s current and future liabilities to other Clubs (and clubs) and the League will confirm that such disclosure accords with its records of such liabilities.

56.                               Rule C.55 shall not apply to any assignment, charge or other grant of security by a Club of its future entitlement to Central Funds as part of a fixed and floating charge over the entirety of its assets and undertaking on usual commercial terms.

Events of Insolvency

57.                               Subject to Rule C.65, the Board shall have power to suspend a Club by giving to it notice in writing to that effect if it or its Parent Undertaking suffers an Event of Insolvency, that is to say:

57.1                           it enters into a Company Voluntary Arrangement pursuant to Part 1 of the Insolvency Act 1986 (‘the 1986 Act”) or a compromise or arrangement with its creditors under Part 26 of the Act or enters into any compromise agreement with its creditors as a whole; or

57.2                           it or its shareholders or directors lodge a Notice of Intention to Appoint an Administrator or Notice of Appointment of an Administrator at the Court in accordance with paragraph 26 or paragraph 29 of Schedule B1 to the 1986 Act or where it or its shareholders or directors make an application to the Court for an Administration Order under paragraph 12 of Schedule B1 to the 1986 Act or where an Administrator is appointed or an Administration Order is made in respect of it (‘Administrator” and ‘Administration Order” having the meanings attributed to them respectively by paragraphs 1 and 10 of Schedule B1 to the 1986 Act); or

57.3                           an Administrative Receiver (as defined by section 251 of the 1986 Act), a Law of Property Act Receiver (appointed under section 109 of the Law of Property Act 1925) or any Receiver appointed by the Court under the Supreme Court Act 1981 or any other Receiver is appointed over any of its assets which, in the opinion of the Board, are material to the Club’s ability to fulfil its obligations as a member of the League; or

57.4                           its shareholders pass a resolution pursuant to section 84(1) of the 1986 Act to voluntarily wind it up; or

57.5                           a meeting of its creditors is convened pursuant to section 95 or section 98 of the 1986 Act; or

57.6                           a winding up order is made against it by the Court under section 122 of the 1986 Act or a provisional liquidator is appointed over it under section 135 of the 1986 Act; or

57.7                           it ceases or forms an intention to cease wholly or substantially to carry on its business save for the purpose of reconstruction or amalgamation or otherwise in accordance with a scheme of proposals which have previously been submitted to and approved in writing by the Board; or

57.8                           it enters into or is placed into any insolvency regime in any jurisdiction outside England and Wales which is analogous with the insolvency regimes detailed in Rules C.57.1 to C.57.6 hereof.

58.                               A Club shall forthwith give written notice to the Board upon the happening of any of the events referred to in Rule C.57.

59.                               At the discretion of the Board exercised in accordance with Rule C.65, a suspension may take effect from the giving of the notice or it may be postponed subject to:

59.1                           a condition that while the suspension is postponed the Club may not apply to register or have transferred to it the registration of any Player; and

59.2                           such other conditions as the Board may from time to time during the postponement of the suspension think fit to impose.

60.                               Unless a suspension is postponed, a suspended Club shall not play in:

60.1                           any League Match; or

60.2                           any Premier Academy League Match; or

60.3                           any Premier Reserve League Match; or

60.4                           any of the competitions set out in Rules E.10 and E.11; or

60.5                           any other match.

61.                               For the purposes of the League competition, the Board shall have power to determine how the cancellation of a League Match caused by the suspension of one of the Clubs which should have participated in it shall be treated.

62.                               While pursuant to this Section of these Rules a Club is suspended or its suspension is postponed, the Board shall have power, subject to Rule C.65, to make such payments as it may think fit to the Club’s Football Creditors out of:

62.1                           any UK Broadcasting Money payable to the suspended Club under the provisions of Rule C.36; and

62.2                           any Overseas Broadcasting Money payable to the suspended Club under the provisions of Rule C.38; and

62.3                           any Title Sponsorship Money payable to the suspended Club under the provisions of Rule C.40; and

62.4                           any Commercial Contract Money payable to the suspended Club under the provisions of Rule C.42; and

62.5                           any Radio Contract Money payable to the suspended Club under the provisions of Rule C.45.

63.                               For the purposes of this Section of these Rules, Football Creditors shall comprise:

63.1                           the Football Association and clubs in full or associate membership thereof; and

63.2                           Affiliated Associations (as defined by the articles of association of the Football Association); and

63.3                           the Company and any subsidiary of it; and

63.4                           the Football League, the Football Conference, the Northern Premier League, the Southern Premier League and the Isthmian Football League; and

63.5                           the Professional Footballers’ Association; and

63.6                           the Football Foundation; and

63.7                           any employee or former employee of the suspended Club to whom arrears of wages or salary are due, to the extent of such arrears; and

63.8                           any pension provider to which a pension contribution payable by the suspended Club in respect of its employees or former employees is due, to the extent of such contribution.

64.                               Upon being reasonably satisfied that a suspended Club’s liabilities to its Football Creditors have been settled, the Board shall have power, subject to Rule C.65, to withdraw the suspension of that Club by giving to it notice in writing to that effect.

65.                               In exercising its powers under Rules C.57, C.62, C.64 and C.67 and its discretion under Rule C.59, the Board shall have regard to all the circumstances of the case and to:

65.1                           such of the provisions of the Insolvency Act 1986, the Competition Act 1998 and the Enterprise Act 2002 as are relevant and then in force;

65.2                           the consideration (if any) given by the insolvent Club under the provisions of Rules C.36, C.38, C.40, C.42 and C.45;

65.3                           the interests of the insolvent Club’s Officials, Players, supporters, shareholders and sponsors;

65.4                           the interests of the insolvent Club’s other Football Creditors;

65.5                           the need to protect the integrity and continuity of the League competition;

65.6                           the reputation of the Company and the League and the need to promote the game of association football generally; and

65.7                           the relationship between the Club and its Parent Undertaking, in the event that the Parent Undertaking suffers the Event of Insolvency.

66.                               Any distribution to a Relegated Club under the provisions of Rules C.36, C.38 or C.40 may be deferred if, on or before the date of the distribution, the Relegated Club has been given notice under article 4.5 of the articles of association of the Football League which has been suspended. Upon such notice being withdrawn the deferred distribution shall be paid but if in consequence of the notice the club to which it was due ceases to be a member of the

Football League its amount shall be added to the next distribution made in accordance with these Rules.

Sporting Sanction

67.                               Upon a Club or its Parent Undertaking suffering an Event of Insolvency the Board shall have the power to impose upon the Club a deduction of 9 points scored or to be scored in the League competition.  If the Board exercises this power it shall forthwith give written notice to the Club to that effect.

68.                               Subject to Rule C.69, the Club may appeal against the deduction of points by sending or delivering to the Secretary Form 2 so that he receives the same together with a deposit of £1,000 within 7 days of the date of the notice given under the provisions of Rule C.67 (time of the essence).

69.                               The only ground upon which a Club may appeal as aforesaid is that

69.1                           the Event of Insolvency was caused by and resulted directly from circumstances, other than normal business risks, over which it could not reasonably be expected to have had control; and

69.2                           its Officials had used all due diligence to avoid the happening of that event.

70.                               An appeal under the provisions of Rule C.68 shall lie to an appeal tribunal which shall hear the appeal as soon as reasonably practicable. The appeal tribunal shall be appointed by the Board and shall comprise 3 members of the Panel including:

70.1                           an authorised insolvency practitioner and

70.2                           a legally qualified member who shall sit as chairman of the tribunal.

71.                               The chairman of the appeal tribunal shall have regard to the procedures governing the proceedings of Commissions and Appeal Boards set out in Section R of these Rules but, subject as aforesaid, shall have an overriding discretion as to the manner in which the appeal is conducted.

72.                               The Club shall have the onus of proof of the matters set out in the appeal on the balance of probabilities.

73.                               If the members of the appeal tribunal are not unanimous the decision of the majority of them shall prevail.

74.                               The appeal tribunal shall give written reasons for its decision.

75.                               Members of the appeal tribunal shall be entitled to receive from the Company a reasonable sum by way of fees and expenses.

76.                               The appeal tribunal shall have the following powers:

76.1                           to allow or dismiss the appeal;

76.2                           to order the deposit to be forfeited to the Company or repaid to the appellant Club;

76.3                           to order the appellant Club to pay or contribute to the costs of the appeal including the fees and expenses of members of the appeal tribunal paid or payable under Rule C.75.

77.                               The decision of the appeal tribunal shall be final and binding on the appellant Club.

Submission of Club Accounts

78.                               Each Club shall by 1st March in each Season submit to the Secretary a copy of its annual accounts in respect of its most recent financial year or if the Club considers it appropriate or the Secretary so requests the Group Accounts of the Group of which it is a member (in either case such accounts to be prepared and audited in accordance with applicable legal and regulatory requirements) together with a copy of the directors’ report for that year and a copy of the auditors’ report on those accounts.

79.                               The accounts referred to in Rule C.78 shall:

79.1                           include separate disclosure within the balance sheet or notes to the accounts, or by way of supplementary information separately reported on by its auditors by way of procedures specified by the Board, of the total sums payable and receivable in respect of Compensation Fees, Contingent Sums and Loan Fees;

79.2                           include a breakdown within the profit and loss account or the notes to the accounts, or by way of supplementary information separately reported on by its auditors by way of procedures specified by the Board, of revenue in appropriate categories such as gate receipts, sponsorship and advertising, broadcasting rights, commercial income and other income.

80.                               If the auditors’ report on the accounts submitted pursuant to Rule C.78 contains anything other than an unqualified opinion without modification, the Club shall at the Board’s request submit such further documentary evidence as the Board shall require (including but not limited to Future Financial Information).

81.                               If the annual accounts of a Club or Group Accounts submitted pursuant to Rule C.78 are prepared to a date prior to 30th November in the Season of submission, such Club or Group shall by the following 31st March submit to the Secretary interim accounts covering the period commencing from its accounting reference date and ending on a date between the following 30th November and 1st March.

82.                               The interim accounts shall:

82.1                           comprise a balance sheet, a profit and loss account, a cash flow statement and relevant explanatory notes;

82.2                           be prepared in accordance with the accounting principles adopted in the preparation of the Club’s annual accounts;

82.3                           be presented in a similar format to the annual accounts including as regards the matters set out in Rule C.79;

82.4                           include in the profit and loss account and cashflow statement comparative figures for the same period in the preceding year;

82.5                           include a balance sheet as of the end of the preceding financial year;

82.6                           be approved in writing by the board of directors of the company to which they relate; and

82.7                           be reviewed or audited in accordance with applicable regulatory requirements.

83.                               Rule C.80 shall apply to the interim accounts (with appropriate modification) if the auditors have issued anything other than an unqualified opinion without modification on them.

84.                               Each Club must by 14th April (or such later date as the Board shall specify) in each Season prove that, subject to Rule C.85:

84.1                           no Compensation Fee, Loan Fee or Contingent Sum payable pursuant to a Transfer Agreement entered into prior to the preceding 31st December; and

84.2                           no sum payable to or in respect of an employee in relation to services provided prior to the preceding 31st December (including PAYE and NIC)

is or was overdue as at the preceding 31st March.

85.                               For the purpose of Rule C.84:

85.1                           “employee” means a Player, a Manager, any Official referred to in Rule B.16, an Academy Manager, an Assistant Academy Manager, a team doctor and senior physiotherapist referred to in Rule H.1, an assistant manager or head coach referred to in Rule Q.39 and a safety officer;

85.2                           an amount shall not be treated as overdue as at 31st March if by that date it has been paid or the date for payment has been extended by means of a written agreement with the creditor or it is the subject of current litigation or arbitration proceedings or has been submitted to a dispute resolution procedure of the League, the Football Association, UEFA or FIFA.

86.                               By 31st March in each Season, each Club shall submit to the Secretary in respect of itself (or if the Club considers it appropriate or the Secretary so requests in respect of the Group of which it is a member) future financial information (“Future Financial Information”) comprising projected profit and loss accounts, cash flow, balance sheets and relevant explanatory notes commencing from its accounting reference date or, if it has submitted interim accounts pursuant to Rule C.81, from the date to which those interim accounts were prepared and expiring on the next accounting reference date after the end of the following Season. The projected profit and loss accounts, cash flow and balance sheets shall be prepared at a maximum of quarterly intervals.

87.                               The Future Financial Information shall:

87.1                           be prepared in accordance with the accounting principles adopted in the preparation of the Club’s annual accounts (except where the accounting principles and policies are to be changed in the subsequent annual accounts, in which case the new accounting principles and polices should be followed);

87.2                           be approved in writing by the board of directors of the company to which they relate; and

87.3                           to include in the explanatory notes thereto principal assumptions and risks; and

87.4                           include for comparison profit and loss accounts for the period covered by the annual accounts and interim accounts submitted pursuant to Rules C.78 and C.81, a forecast for the current financial year and a balance sheet as at the date of the interim accounts submitted pursuant to Rule C.81.

88.                               Each Promoted Club shall by 30th June in the year of its promotion submit to the Secretary:

88.1                           copies of the documents and other information that it would have been required to submit to the Secretary pursuant to Rules C.78, C.81 and C.84 by 1st March of that year had it then been a member of the Premier League;

88.2                           Future Financial Information commencing from 1st July in the year of its promotion and expiring on the Club’s next accounting reference date after the end of the following Season; and

88.3                           any further documentary evidence required pursuant to Rules C.80 and C.83.

89.                               The Board shall have the powers set out in Rule C.90 if:

89.1                           the Club has failed to submit to the Secretary annual accounts as required by Rules C.78 and C.79 or Rule C.88; or

89.2                           the Club has failed to submit to the Secretary interim accounts as required by Rule C.81 or Rule C.88; or

89.3                           the Club has failed to submit to the Secretary the Future Financial Information as required by Rule C.86 or Rule C.88; or

89.4                           the Board has asked the Club to submit further documentary evidence pursuant to Rule C.80, Rule C.83 or Rule C.88 and the Club has failed to do so; or

89.5                           the Club has failed to satisfy the Board that no sums of the kind set out in Rule C.84 (and subject to Rule C.85) were overdue as at the preceding 31st March; or

89.6                           the auditors’ report on the annual accounts or interim accounts of the Club or the Group submitted pursuant to Rule C.78 and Rule C.81 respectively or Rule C.88 contains anything other than an unqualified opinion without modification; or

89.7                           as a result of its review of all the documents and information submitted by the Club pursuant to Rules C.78 to C.88, and having taken into account any failure of the Club to supply any such documents or information, in its reasonable opinion it determines that the Club will not over the course of the following Season be able to:

89.7.1                  pay its liabilities to the creditors listed in Rule C.53 (in so far as they are or will become creditors of the Club) and to its employees as they fall due; or

89.7.2                  fulfil its obligation under Rule B.18 to play 2 League Matches against each other Club; or

89.7.3                  fulfil its obligations under Rule C.22 to provide such rights, facilities and services as are required to enable the Company to fulfil its Commercial Contracts, UK Broadcasting Contracts, Overseas Broadcasting Contracts, Radio Contracts and Title Sponsorship Contracts.

90.                               The powers referred to in Rule C.89 are:

90.1                           to require the Club to submit, agree and adhere to a budget which shall include, but not be limited to, the matters set out in Rule D26.1 to D26.3;

90.2                           to require the Club to provide such further information as the Board shall determine and for such period as it shall determine;

90.3                           to refuse any application by that Club to register any Player or any new contract of an existing Player of that Club if the Board reasonably deems that this is necessary in order to secure that the Club complies with its obligations listed in Rule C.89.7.

91.                               If any Person proposes to acquire Control of a Club:

91.1                           the Club shall submit to the Secretary updated Future Financial Information prepared to take into account the consequences of the change of Control on the Club’s future financial position as soon as reasonably practicable prior to the change of Control or, if such submission is not reasonably practicable prior to the change of Control, no later than 10 Working Days thereafter; and

91.2                           the Board shall have power to require the Person who proposes to acquire or has acquired Control to appear before it and to provide evidence of the source and sufficiency of any funds which that Person proposes to invest in or otherwise make available to the Club;

92.                               If the Board determines, in its reasonable opinion, and having considered any information provided to it pursuant to Rule C.91, that the Club will not be able to fulfil its obligations as set out in Rules C.89.7.1 to C.89.7.3, then the Board shall have the powers set out in Rule C.90.

HMRC

93.                               Each Club shall provide quarterly certification in such form as the Board may request from time to time to confirm that its liabilities to HMRC in respect of PAYE and NIC are up to date (that is, no more than 28 days in arrears).

94.                               Each Club shall promptly on request from the Board:

94.1                           provide confirmation (to be signed by two Directors) as to whether it has any outstanding liabilities to HMRC, and if it has it shall provide the Board with full details thereof (including details of any agreements which are in place with HMRC as regards such liabilities); and

94.2                           provide HMRC with written permission in such form as HMRC may require for HMRC to share information about the Club’s liabilities to HMRC with the League.

95.                               Where the Board reasonably believes that a Club’s liabilities in respect of PAYE and NIC are not up to date (as defined in Rule C.93) it may exercise the powers set out in Rule C.90.

UEFA Club Licence Applicants

96.                               Any Club, Authorised Signatory or other Official making a false statement (whether made verbally or in writing) in or in connection with an application for a UEFA Club Licence or falsifying a document produced in support of or in connection with such an application shall be in breach of these Rules and shall be liable to be dealt with in accordance with the provisions of Section R.

Compensation for Postponed Matches

97.                               Compensation shall be payable to a Home Club if a League Match in which it should participate is postponed, provided that:

97.1                           the postponement is caused by the Visiting Club on the date fixed for the League Match or on a date reasonably proximate thereto being engaged in an F.A. Cup match or a Football League Cup match; and

97.2                           on the date fixed for the League Match the Home Club is no longer engaged in the relevant competition.

98.                               In the case of a postponement caused by an F.A. Cup match compensation shall be paid out of the F.A. Cup pool and in the case of a Football League Cup match out of the Football League Cup pool or in either case as the Board shall determine.

99.                               In either case the amount of compensation shall be the sum (if any) by which the Home Club’s net revenue from the postponed League Match falls short of the Home Club’s average net revenue for League Matches played in that Season.

Ticket Sales

100.                        Unless otherwise agreed, the provision by a Home Club of tickets for sale by a Visiting Club shall be conditional upon:

100.1                     any unsold tickets being returned by the Visiting Club to the Home Club not later than 7 days before the date fixed for the League Match to which they relate;

100.2                     the proceeds of tickets sold and the face value of any unsold tickets not returned as aforesaid being paid by the Visiting Club to the Home Club within 4 days of the League Match taking place;

100.3                     the Visiting Club paying to the Home Club daily interest at the rate of 5 per cent.  per annum over the base rate for the time being of Barclays Bank Plc on any amount not paid in accordance with Rule C.86.2.

Power to Inspect

101.                        The Board either by itself or by any person appointed by it shall be empowered to inspect the financial records of any Club which it reasonably suspects has acted in breach of these Rules.

SECTION D

DIRECTORS & DIRECTORS’ REPORTS

Definitions

1.                                      For the purpose of this Section of these Rules:

1.1                                 “Auditors” means registered auditors appointed by a Club to audit its accounts who have not been disqualified by the Board under the provisions of Rule D.36;

1.2                                 “Auditors’ Report” means a report in Form 3(1);

1.3                                 “Bankruptcy Order” means an order adjudging an individual bankrupt;

1.4                                 “Bankruptcy Restriction Order” and “Interim Bankruptcy Restriction Order” mean orders made under the provisions of Schedule 4A of the Insolvency Act 1986;

1.5                                 “Club” includes any Associated Undertaking, Fellow Subsidiary Undertaking, Group Undertaking, or Parent Undertaking of such Club;

1.6                                 “Concert Party” means any person with which any relevant person is acting in concert within the meaning of paragraphs (2) to (5) (inclusive) of the definition of “acting in concert” in the City Code on Takeovers and Mergers, or would be so acting in concert if the City Code on Takeovers and Mergers applied in the relevant case;

1.7                               “Connected Person” means any Person who directly or indirectly possesses or is entitled to acquire more than 30 per cent of:

1.7.1                        the issued ordinary share capital of the company; or

1.7.2                        the loan capital (save where loan capital was acquired in the ordinary course of the business of lending money) and issued share capital of the company, or

1.7.3                        the voting power in the company, or

1.7.4                        the assets of the company which would be available for distribution to equity holders in the event of winding up of the company.

1.8                                 “Control” means the power of a Person to exercise, or to be able to exercise or acquire, direct or indirect control over the policies, affairs and/or management of a Club, whether that power is constituted by rights or contracts (either separately or in combination) and having regard to the considerations of fact or law involved, and, without prejudice to the generality of the foregoing, Control shall be deemed to include:

1.8.1                        the power (whether directly or indirectly and whether by the ownership of the share capital, by the possession of voting power, by contract or otherwise including without limitation by way of membership of any Concert Party) to appoint and/or remove all or such of the members of the board of directors of the Club as are able to cast a majority of the votes capable of being cast by the members of that board; and/or

1.8.2                        the holding and/or possession of the beneficial interest in, and/or the ability to exercise the voting rights applicable to, shares or other securities in the Club (whether directly, indirectly (by means of holding such interests in one or more other persons) or by contract including without limitation by way of membership of any Concert Party) which confer in aggregate on the holder(s) thereof 30 per cent or more of the total voting rights exercisable at general meetings of the Club;

For the purposes of the above, any rights or powers of a Nominee for any Person or of an Associate of any Person or of a Connected Person to any Person shall be attributed to that Person;

1.9                                 “Declaration” means a declaration in Form 2A;

1.10                           “Director” means any person occupying the position of director of a Club whose particulars are registered or registrable under the provisions of section 162 of the Act and includes a shadow director, that is to say, a person in accordance with whose directions or instructions the directors of the Club are accustomed to act, or a Person having Control over the Club, or a Person exercising the powers that are usually associated with the powers of a director of a company;

1.11                           “Individual Voluntary Arrangement” means an arrangement made under the provisions of Part VIII of the Insolvency Act 1986;

1.12                           “Material Transactions” has the meaning set out in Rule D.26;

1.13                           “Objectives” has the meaning set out in Rule D.34;

1.14                           “Report” means a report in Form 3(2);

1.15                           “Shares” includes securities;

1.16                           “Spent Conviction” means a conviction in respect of which the offender is treated as rehabilitated for the purposes of the Rehabilitation of Offenders Act 1974 or, where this Act does not apply for any reason, a conviction which would be so treated had the provisions of the Act applied.

1.17                           “Third Party Payment” means any payment made or liability incurred (other than Compensation Fees, remuneration or payments to or for the benefit of Agents referred to in Rule D.26) by or on behalf of a Club in respect of a Player, including an Image Contract Payment.

PART 1 — DIRECTORS

Owners’ and Directors’ Test

2.                                      A Person shall be disqualified from acting as a Director and no Club shall be permitted to have any Person acting as a Director of that Club if:

2.1                                 either directly or indirectly he is involved in or has any power to determine or influence the management or administration of another Club or Football League club; or

2.2                                 either directly or indirectly he holds or acquires any Significant Interest in a Club while he either directly or indirectly holds any interest in any class of Shares of another Club; or

2.3                                 he becomes prohibited by law from being a Director (including without limitation as a result of being subject to a disqualification order as a director under the Company Directors Disqualification Act 1986, or being subject to the terms of an undertaking given to the Secretary of State under that Act, unless a court of competent jurisdiction makes an order under that Act permitting an appointment as a Director); or

2.4                                 he has a conviction (which is not a Spent Conviction) imposed by a court of the United Kingdom or a competent court of foreign jurisdiction:

2.4.1                        in respect of which an unsuspended sentence of at least 12 months’ imprisonment was imposed; or

2.4.2                        in respect of any offence involving any act which would reasonably be considered to be dishonest (and, for the avoidance of doubt, irrespective of the actual sentence imposed); or

2.4.3                        in respect of an offence set out in the Appendix 12 Schedule of Offences or a directly analogous offence in a foreign jurisdiction (and, for the avoidance of doubt, irrespective of the actual sentence imposed); or

2.5                                 he makes an Individual Voluntary Arrangement or becomes the subject of an Interim Bankruptcy Restriction Order, a Bankruptcy Restriction Order or a Bankruptcy Order; or

2.6                                 he is or has been a Director of a Club which, while he has been a Director of it, has suffered 2 or more unconnected Events of Insolvency in respect of each of which a deduction of points was imposed (and for the purposes of this Rule D.2.6 and Rule D.2.7 a person shall be deemed to have been a Director of a Club which has suffered an Event of Insolvency if such Event of Insolvency occurred in the 30 days immediately following his having resigned as a Director of that Club); or

2.7                                 he has been a Director of 2 or more Clubs or clubs each of which, while he has been a Director of them, has suffered an Event of Insolvency in respect of each of which a deduction of points was imposed; or

2.8                                 he is subject to a suspension or ban from involvement in the administration of a sport by any ruling body of a sport that is registered with UK Sport or Sport England, or any corresponding national or international association, whether such suspension or ban is direct or indirect (for example a direction to Persons subject to the jurisdiction of the ruling body that they should not employ, contract with or otherwise engage or retain the services of an individual); or

2.9                                 he is subject to any form of suspension, disqualification or striking-off by a professional body including, without limitation, the Law Society, the Solicitors’ Regulation Authority, the Bar Council or the Institute of Chartered Accountants of England and Wales or any equivalent body in any jurisdiction outside England and Wales, whether such suspension, disqualification or striking-off is direct or indirect (for example a direction to Persons subject to the jurisdiction of the professional body that they should not employ, contract with or otherwise engage or retain the services of an individual); or

2.10                           he is required to notify personal information pursuant to Part 2 of the Sexual Offences Act 2003;

2.11                           he is found to have breached (irrespective of any sanction actually imposed), or has admitted breaching (irrespective of whether disciplinary proceedings were brought or not):

2.11.1                  Rule V.27; or

2.11.2                  Rule E.8 of the Rules of the Football Association (as amended, or replaced from time to time); or

2.11.3                  any other rules in force from time to time in relation to the prohibition on betting on football matches played in England and Wales.

Submission of Declaration

3.                                      Not later than 14 days before the commencement of each Season each Club shall submit to the Secretary a duly completed Declaration in respect of each of its Directors signed by the Director to which it refers and by an Authorised Signatory, who shall not be the same person.

4.                                      Within 21 days of becoming a member of the League each Club promoted from the Football League shall likewise submit to the Secretary a duly completed Declaration in respect of each of its Directors signed as aforesaid.

5.                                      If any person proposes to become a Director of a Club (including for the avoidance of doubt by virtue of being a shadow director or acquiring Control of the Club):

5.1                                 the Club shall no later than 10 Working Days prior to the date on which it is anticipated that such person shall become a Director submit to the Secretary a duly completed Declaration in respect of that person signed by him and by an Authorised Signatory;

5.2                                 within 5 Working Days of receipt thereof the Secretary shall confirm to the Club whether or not he is liable to be disqualified as a Director under the provisions in Rule D.2, and if he is so liable the Board will take the steps set out in Rule D.7; and

5.3                                 he shall not become a Director until the Club has received confirmation from the Secretary pursuant to Rule D.5.2 above that he is not liable to be disqualified as a Director under the provisions of Rule D.2.

Change of Director’s Circumstances

6.                                      Upon the happening of an event which affects any statement contained in a submitted Declaration:

6.1                                 the Director in respect of whom the Declaration has been made shall forthwith give full written particulars thereof to his Club; and

6.2                                 the Club shall thereupon give such particulars in writing to the Secretary.

Disqualification of a Director

7.                                      Upon the Board becoming aware by virtue of the submission of a Declaration or in the circumstances referred to in Rule D.6 or by any other means that a person is liable to be disqualified as a Director under the provisions of Rule D.2, the Board will:

7.1                                 give written notice to the person that he is disqualified, giving reasons therefore, and (in the case of a person who is a Director) require him forthwith to resign as a Director; and

7.2                                 give written notice to the Club that the person is disqualified, giving reasons therefore, and (in the case of a person who is a Director) in default of the Director’s resignation, it shall procure that within 28 days of receipt of such notice the Director is removed from his office as such.

Disciplinary Provisions

8.                                      Any Club which fails to comply with its obligations under the foregoing provisions of this Section of these Rules or which submits a Declaration which is false in any particular shall be in breach of these Rules and will be liable to be dealt with in accordance with the provisions of Section R.

9.                                      Any Director who fails to comply with his obligations under the foregoing provisions of this Section of these Rules or who fails to complete and sign a Declaration and any Director or Authorised Signatory who signs a Declaration which is false in any particular shall likewise be in breach of these Rules and liable to be dealt with as aforesaid.

Suspension of the Club

10.                               If a Director who receives a notice under the provisions of Rule D.7.1 fails to resign and his Club fails to procure his removal from office as required, or if a Club proceeds with the appointment as a Director of a person to whom Rule D.5 applies despite having received a notice under the provisions of Rule D.7.2, the Board shall have power to suspend the Club by giving to it notice in writing to that effect.

11.                               A suspended Club shall not play in:

11.1                           any League Match; or

11.2                           any Premier Academy League Match; or

11.3                           any Premier Reserve League Match; or

11.4                           any of the competitions set out in Rules E.10 and E.11; or

11.5                           any other match.

12.                               For the purposes of the League competition, the Board shall have power to determine how the cancellation of a League Match caused by the suspension of one of the Clubs which should have participated in it shall be treated.

13.                               Upon being reasonably satisfied that the Director of the suspended Club has resigned or has been removed from office, the Board shall have power to withdraw the suspension by giving to it notice in writing to that effect.

Appeal against Disqualification of a Director

14.                               Any person or Club who receives notice under Rule D.7 above has a right to appeal the disqualification notice(s) in accordance with the following Rules. However, for the avoidance of doubt, unless and until any such appeal is upheld, the disqualification notice(s) will take full effect.

15.                               Any person or Club wishing to appeal a disqualification notice must, within 21 days of the date of that notice, send or deliver to the Secretary a notice of appeal, setting out full details of the grounds of appeal of that person or Club, together with a deposit of £1,000.

16.                               The only grounds upon which a person or Club may appeal a disqualification notice are:

16.1                           none of the Disqualifying Events set out in Rule D.2 apply; or

16.2                           in respect of a conviction of a court of foreign jurisdiction under Rule D.2.4, or a suspension or ban by a sport ruling body under Rule D.2.8, or a suspension, disqualification or striking-off by a professional body under Rule D.2.9, there are compelling reasons why that particular conviction, suspension, ban, disqualification or striking-off, should not lead to disqualification; or

16.3                           it can be proven that the Disqualifying Event has, or will within 21 days of the notice of appeal, cease to exist;

16.4                           the Disqualifying Event is a conviction imposed between 19th August 2004 and 5th June 2009 for an offence which would not have led to disqualification as a Director under Premier League Rules as they applied during that period;

16.5                           the Disqualifying Event is a conviction which is the subject of an appeal which has not yet been determined and in all the circumstances it would be unreasonable for the individual to be disqualified as a Director pending the determination of that appeal.

17.                               An appeal under the provisions of Rule D.14 shall lie to an appeal tribunal which shall hear the appeal as soon as reasonably practicable. The appeal tribunal shall be appointed by the Board and shall comprise 3 members of the Panel including a legally qualified member who shall sit as chairman of the tribunal.

18.                               The chairman of the appeal tribunal shall have regard to the procedures governing the proceedings of Commissions and Appeal Boards set out in Section R of these Rules but, subject as aforesaid, shall have an overriding discretion as to the manner in which the appeal is conducted.

19.                               The person or Club advancing the appeal shall have the onus of proof of the matters set out in the appeal on the balance of probabilities.

20.                               If the members of the appeal tribunal are not unanimous the decision of the majority of them shall prevail.

21.                               The appeal tribunal shall give written reasons for its decision.

22.                               Members of the appeal tribunal shall be entitled to receive from the Company a reasonable sum by way of fees and expenses.

23.                               The appeal tribunal shall have the following powers:

23.1                           to allow the appeal in full;

23.2                           to reject the appeal;

23.3                           if it determines that a Disqualifying Event exists, to determine that the individual concerned should not be banned for that period during which they will remain subject to it and substitute such period as it shall reasonably determine, having regard to all of the circumstances of the case.

23.4                           to declare that no Disqualifying Event ever existed or that any Disqualifying Event has ceased to exist;

23.5                           to order the deposit to be forfeited to the Company or to be repaid to the appellant person or Club;

23.6                           to order the appellant person or Club to pay or contribute to the costs of the appeal including the fees and expenses of members of the appeal tribunal paid or payable under Rule D.22;

24.                               The decision of the appeal tribunal shall be final and binding on the appellant person and Club.

Persons Prohibited by Law from entering the United Kingdom etc

25.                               No Person may acquire any Holding in a Club if, pursuant to the law of the United Kingdom or the European Union:

25.1                           he is prohibited from entering the United Kingdom; or

25.2                           no funds or economic resources may be made available, directly or indirectly, to or for his benefit.

PART 2 — DIRECTOR’S REPORTS

Material Transactions

26.                               For the purposes of a Report Material Transactions shall comprise any payment or financial obligation (or any series of connected payments or financial obligations relating to the same transaction) made or undertaken by or to or in favour of a Club and recorded in its accounting and administration records which exceeds (or in the case of more than one payment or financial obligation in the aggregate exceed) in value £25,000 and which is (or are) in respect of any of the following:

26.1                           Compensation Fees, Contingent Sums or Loan Fees; or

26.2                           remuneration of Players (including, for this purpose, any benefits they are entitled to receive); or

26.3                           payments to or for the benefit of Agents; or

26.4                           Third Party Payments

and remuneration of and payments to or for the benefit of Players or Agents shall in each case include payments made by or on behalf of a Club to or for the benefit of a Player or Agent (as the case may be) including, for this purpose, to any company or trust in which the Player or Agent (as the case may be) has an interest.

Record of Material Transactions

27.                               Brief particulars of each Material Transaction sufficient to identify its date(s), its amount(s) and the nature of it shall be recorded by a Club and the record shall be made available on demand to its Directors, its Auditors and the League.

28.                               Directors of a Club (including non-executive Directors) shall take such steps as are reasonably necessary to satisfy themselves that their Club’s record of Material Transactions is complete and correct.

Preparation of the Report

29.                               At the end of each of its accounting periods the Directors of each Club shall prepare or cause to be prepared a Report.

30.                               Subject to Rule D.31 below, upon a Report having been prepared it shall be signed and dated by each of the Directors of the Club.

31.                               Any such Director who for any reason is unwilling to sign the Report shall note the Report to that effect, giving full reasons.

32.                               Any Director signing a Report who knows or ought reasonably to know that it or any part of it is false or misleading in any way and any Director noting a Report knowing that such note or the reasons given by him are false or misleading in any way will in either case act in breach of these Rules and will be liable to be dealt with in accordance with the provisions of Section R.

33.                               Managers, Players and Officials shall cooperate fully with the Directors and Auditors of their Club in the preparation of Reports and Auditors’ Reports.

Objectives

34.                               The Objectives referred to in the Report are to ensure that:

34.1                           in relation to Compensation Fees:

34.1.1                  the Club has formally adopted a written transfer policy identifying who on its behalf has authority to negotiate Players’ transfers and the terms of Players’ contracts, what approvals (if any) are required before such authority is exercised and who is the Authorised Signatory;

34.1.2                  Material Transactions have been entered into by the Club strictly in accordance with its transfer policy and the provisions of these Rules;

34.2                           in relation to remuneration of Players, details of their remuneration and any benefits they are entitled to receive are fully disclosed in the Players’ contracts and the terms thereof have been strictly observed;

34.3                           in relation to payments to or for the benefit of Agents:

34.3.1                  all Material Transactions between Clubs and Agents are evidenced in writing; and

34.3.2                  all Material Transactions between Clubs and Agents are authorised by a person appointed by the Directors of the Club for that purpose;

34.4                           in relation to Third Party Payments:

34.4.1                  all contracts and arrangements in relation thereto have been entered into by the Club with the authority of its Directors or a person appointed by them for that purpose; and

34.4.2                  the terms of such contracts and arrangements have been strictly observed;

34.5                           in all such cases all elements of the Material Transaction have been accurately and completely entered into the accounting and administration records of the Club on a timely basis, including the record required by Rule D.27.

Submission of the Report

35.                               Within 10 months of the end of each of its accounting periods each Club shall cause its Auditors to submit its Report together with its Auditors’ Report to the Secretary on behalf of the Board and the Board shall be entitled to rely on the contents of any Report and any Auditors’ Report in exercising its powers set out in Section R of these Rules.

Disqualification

36.                               The Board shall have power at any time to disqualify Auditors from preparing Auditors’ Reports.

37.                               It shall be a condition precedent to the exercise of such power that the Board shall have communicated with the Club for which the Auditors in question act setting out fully its reasons and inviting the Club and its Auditors within 21 days to show cause why its Auditors should not be disqualified.

38.                               A Club to which such a communication is addressed shall be entitled within the said period of 21 days to require the Board to exercise its power of inquiry under Rule R.1 and to inquire into the reasons for the proposed disqualification and both the Club and the Auditors in question shall be entitled to appear before the Board when conducting such inquiry.

39.                               In the event of a Club’s Auditors being disqualified under the provisions of this Rule, the Club in question shall as soon as practicable appoint other auditors to replace them.

SECTION E

FIXTURES

Arranging Fixtures

1.                                      The dates of League Matches shall be fixed and published by the Board as soon as practicable prior to the commencement of each Season and except as otherwise provided in this Section of these Rules, League Matches shall be played on the dates thus fixed.

2.                                      No fixtures shall be arranged on or on any of the 6 days preceding the 4 dates agreed between the League and the Football Association prior to each Season upon which international matches will be played.

3.                                      Except for League Matches scheduled to be televised live and subject to Rules E.4, E.6, E.7, and E.8, weekend League Matches will be played on Saturdays.

4.                                      League Matches will be played on New Year’s Day unless:

4.1                                 it falls on a Sunday, or

4.2                                 it falls on a Thursday or Friday and F.A. Cup matches are scheduled to be played on the immediately following Saturday.

5.                                      The copyright in the League’s fixture list shall belong to the Company.

Rearranging fixtures

6.                                      The Board shall have power at any time to change the date upon which a League Match is to be played. Before exercising such power the Board will consult with and take into account any representations made by the Clubs participating in the League Match in question and any other Club or Clubs which may be affected thereby.

7.                                      A Club engaged in any match played in a UEFA competition on a Thursday evening and a League Match on the following Saturday may rearrange the League Match to the following Sunday provided that:

7.1                                 it gives notice to that effect to the Secretary and to its League Match opposing Club within 72 hours of the date of the UEFA match being fixed (or, if the period of 72 hours expires on a day which is not a Working Day, by close of business on the first Working Day thereafter);

7.2                                 there is no police objection;

7.3                                 the rearrangement of the League Match does not result in the opposing Club having to play another League Match, F.A. Cup match or UEFA match within 2 days of the rearranged League Match being played.

8.                                      A Club may apply to the Board to rearrange a Saturday fixture so that it is played on the preceding Friday or the following Sunday and in considering whether to exercise its power to do so the Board shall have regard also to:

8.1                                 the principle that such applications shall not normally be granted in respect of more than 2 League Matches in any one week;

8.2                                 the effect any such rearrangements would have on published football pool coupons.

Arranging other matches

9.                                      A Club shall not arrange to play a friendly match during the Season:

9.1                                 until the dates of League Matches for that Season have been fixed and published in accordance with Rule E.1; or

9.2                                 so that it adversely affects a League Match.

Other competitions

10.                               Except with the prior written approval of the Board, a Club shall not enter or play in any competition other than:

10.1                           the UEFA Champions League;

10.2                           the UEFA Europa League;

10.3                           the F.A. Cup;

10.4                           the F.A. Community Shield;

10.5                           the Football League Cup;

10.6                           competitions sanctioned by the County Association of which it is a member.

11.                               Each Club shall enter the F.A. Cup.

12.                               Qualification for UEFA Club Competitions shall be on sporting merit through domestic competitions controlled or sanctioned by the Football Association. Clubs qualifying for a UEFA Club Competition must apply for a UEFA Club Licence in accordance with the Licensing Manual.

Postponement of League Matches

13.                               A League Match shall not be postponed or abandoned except:

13.1                           when on the date fixed for it to be played either the Home Club or the Visiting Club is competing in a competition permitted by Rules E.10.1, E.10.2, and E.10.3; or

13.2                           with the approval of or on the instructions of the officiating referee; or

13.3                           by order of the police; or

13.4                           by order of any other authority exercising its statutory powers to that effect; or

13.5                           on the instructions of or with the prior written consent of the Board.

14.                               Where it is proposed to postpone a League Match pursuant to Rule E.13.4 on the grounds of safety, the appropriate Official of the Home Club shall:

14.1                           complete and make available on request to the Premier League all relevant risk assessment documentation; and

14.2                           time permitting, consult with the officiating referee, the police, the chairman of the Club’s Safety Advisory Group and the match delegate appointed to attend the League Match pursuant to Rule E.17.

15.                               Upon a League Match being postponed or abandoned in accordance with Rules E.13.1, E.13.2, E.13.3 or E.13.4, the Home Club shall forthwith inform the Secretary, and the Board will thereupon exercise its power under Rule E.6 and fix a date upon which the League Match in question shall be played.

Failure to play a League Match

16.                               Except in the case of a League Match which, without either of the participating Clubs being at fault, is postponed or abandoned under the provisions of Rule E.13, any Club which causes the postponement or abandonment of a League Match on the date fixed under Rule E.1 or to which it is rearranged under Rule E.6, E.7 or E.8 will be in breach of these Rules and may be dealt with under the provisions of Section R.

Replaying a League Match

17.                               The Board shall have power to order that a League Match be replayed provided that a recommendation to that effect has been made by a Commission in exercise of its powers under Rule R.48.

Match Delegate

18.                               The League will appoint a match delegate to attend each League Match and the Home Club shall ensure that he is allocated a prime seat and allowed access to all areas of the ground.

19.                               The match delegate will act as the official representative of the League at the League Match to which he is appointed and he will report thereon to the League.

20.                               The fees and expenses of the match delegate will be paid by the League at rates determined from time to time by the Board.

Full Strength Teams

21.                               In every League Match each participating Club shall field a full strength team.

Minimum Age

22.                               A Player who for the purpose of Rule N.12 is placed in an age group below Under 16 shall not be named in a Club’s team sheet for or participate in a League Match.

Team Sheet

23.                               At least one hour before the time fixed for the kick-off of a League Match, a senior member of the coaching staff and the first team captain of each participating Club shall attend a briefing with the referee and hand to him and their opponents and make available to the media a team sheet in Form 4 containing the following particulars:

23.1                           the shirt numbers and names of its Players (including substitute Players) who are to take part in that League Match;

23.2                           the colour of the Strip to be worn by its Players, including the goalkeeper;

23.3                           the names and job titles of up to 7 Officials who will occupy the trainer’s bench during that League Match.

24.                               Any Club acting in breach of Rule E.23 will pay a fixed penalty of £300 in respect of a first such breach, £600 in respect of a second such breach and £1,200 in respect of a third such breach. Any subsequent breach shall be dealt with under the provisions of Section R.

25.                               If any Player (or substitute Player) named in a team sheet is injured after the submission of the team sheet but before kick-off, upon the referee being satisfied that the injury is such that the Player in question cannot reasonably be expected to play, the name of another Player may be added to the team sheet as a Player or substitute Player.

26.                               No Player whose name does not appear on his Club’s team sheet shall take the field of play in that League Match.

Substitute Players

27.                               In any League Match a Club may include in its team sheet up to 7 substitute Players of whom not more than 3 may take part in the League Match subject to the conditions set out in Law 3 of the Laws of the Game.

28.                               Not more than 3 substitute Players of each Club shall warm up at the same time on the perimeter of a pitch upon which a League Match is being played.

Kick-Off

29.                               The Board in consultation with the participating Clubs shall determine the kick-off time of League Matches which are televised live.

30.                               In the case of all other League Matches, except with the prior written approval of the Board, the Home Club shall fix the time of kick-off so that it is:

30.1                           at or between 11.00 a.m. and 3.00 p.m. for Saturday and Bank Holiday League Matches;

30.2                           at or between 11.00 a.m. and 8.00 p.m. for Sunday and midweek matches.

31.                               A Home Club must give the appointed Match Officials at least 7 days’ prior written notice in Form 5 of the kick-off time of a League Match at which they are officiating.

32.                               Each Club participating in a League Match shall adhere to the kick-off time and the Home Club shall report any delay to the Secretary together with any explanation therefor.

33.                               Any Club which without good reason causes to be delayed either the kick-off of a League Match from the time fixed or the re-start after the half-time interval:

33.1                           shall on the first such occasion pay a fixed penalty of £5,000 if the delay does not exceed 15 minutes;

33.2                           shall on a second or subsequent occasion within 2 years of the first such occasion or if in any case the delay exceeds 15 minutes be dealt with under the provisions of Section R.

Processional Entry

34.                               Teams participating in a League Match will process together onto the field of play 5 minutes before kick-off, led by the referee and the assistant referees.

Use of Official Ball

35.                               In all League Matches the Home Club shall provide and the participating Clubs shall use only the official ball approved from time to time by the League.

Occupation of the Trainer’s Bench

36.                               The trainer’s bench required under the provisions of Rule I.30 shall be occupied during a League Match only by substitute Players and Officials whose names appear on the team sheet.

37.                               Any Player who is dismissed from the field of play shall proceed immediately to the dressing room and shall not occupy the trainer’s bench.

Use of the Technical Area

38.                               Either the Manager or the team coach may convey tactical instructions to the Players during a League Match from the edge of the technical area referred to in Rule I.31, returning to the trainer’s bench immediately thereafter.

Duration of League Matches

39.                               Subject to the provisions of Law 7 of the Laws of the Game and Rule E.40, the duration of a League Match shall be 90 minutes.

40.                               The Board may order a League Match which for whatever reason lasts for less than 90 minutes to count as a completed fixture or to be replayed.

41.                               The half-time interval in League Matches shall be 15 minutes.

Notification of League Match results

42.                               Within 6 days of a League Match each participating Club shall submit Form 6 to the Secretary duly completed.

Gate Statements

43.                               Within 10 Working Days of a League Match the Home Club shall submit Form 7 to the Secretary duly completed.

Penalties

44.                               Any Club acting in breach of Rules E.34 or E.42 will pay a fixed penalty of £300 in respect of a first such breach, £600 in respect of a second such breach and £1,200 in respect of a third such breach. Any subsequent breach shall be dealt with under the provisions of Section R.

SECTION F

PLAYER IDENTIFICATION AND STRIP

Player Identification

1.                                      Before the commencement of each Season each Club shall allocate a different shirt number to each member of its first team squad.

2.                                      A Club shall likewise allocate a shirt number to any Player joining its first team squad during the Season.

3.                                      Save with the prior written consent of the Board shirt numbers shall commence with the number one and shall be allocated consecutively.

4.                                      While he remains with the Club a Player will retain his shirt number throughout the Season for which it was allocated.

5.                                      Upon a Player leaving a Club the shirt number allocated to him may be re-allocated.

6.                                      Each Club shall forthwith provide to the Secretary on Form 8 full details in writing of shirt numbers allocated so that throughout each Season the Secretary is aware of the names of members of the first team squad of each Club and the shirt numbers allocated to them.

7.                                      When playing in League Matches each Player shall wear a shirt on the back of which shall be prominently displayed his shirt number and above that his surname or such other name as may be approved in writing by the Board.

8.                                      The Player’s shirt number shall also appear on the front of the left leg of his shorts.

9.                                      The size, style, colour and design of shirt numbers, lettering and the logo of the League appearing on a Player’s shirt or shorts and the material from which such numbers, lettering and logo are made shall be determined by the Board from time to time.

10.                               The colour and design of the shirt and stockings worn by the goalkeeper when playing in League Matches shall be such as to distinguish him from the other Players and from Match Officials.

11.                               The captain of each team appearing in a League Match shall wear an armband provided by the League indicating his status as such.

12.                               Any Club acting in breach of any of Rules F.1 to F.11 inclusive will be liable to pay to the League a fixed penalty of £300 for a first breach, £600 for a second breach and £1,200 for a third breach. Any subsequent breach may be dealt under the provisions of Section R.

Home and Away Strip

13.                               Each Club shall have a home Strip and an away Strip which shall be worn by its Players in League Matches in accordance with the provisions of these Rules.

14.                               The logo of the League shall appear on each sleeve of both home Strip and away Strip shirts.

15.                               Neither the home Strip shirt nor the away Strip shirt shall be of a colour or design alike or similar to the outfits of Match Officials.

16.                               Not later than 4 weeks before the commencement of each Season each Club shall register its Strips by submitting to the Secretary Form 9 together with samples of its home Strip, away Strip and goalkeeper’s Strip complying with these Rules and a brief written description of each and the Secretary having entered the descriptions in a register will cause the same to be printed in the handbook of the League.

17.                               Each Strip submitted for registration in accordance with Rule F.16 shall have on it:

17.1                           the shirt number and name of any Player in the Club’s first team squad, displayed as required by Rule F.7;

17.2                           any advertisement for which the approval of the Board is either sought or has already been given under the provisions of Rule F.28.1.

18.                               If pursuant to Rule F.16 a Club seeks to register a Strip which does not comply with these Rules:

18.1                           the Board shall give to that Club notice in writing to that effect giving full details of the changes required to achieve compliance; and

18.2                           the Strip in question shall not be worn by that Club’s Players until a further sample has been submitted to and approved in writing by the Board.

19.                               Subject to Rule F.20, Strips of the description thus registered shall be worn throughout the Season immediately following and no changes to it shall be made except with the prior written permission of the Board.

20.                               On the occasion of a Club’s last home or away League Match in any Season an alternative Strip may be worn provided that:

20.1                           at least 7 days’ prior written notice of intention to do so is given to the Secretary and the opposing Club together in each case with a sample of the Strip intended to be worn;

20.2                           the alternative Strip shall be subsequently registered as the Club’s home or away Strip for the following Season.

21.                               Subject to Rules F.20 and F.22, when playing in League Matches the Players of each participating Club shall wear its home Strip unless the home Strips of the participating Clubs are alike or similar or are in the opinion of the referee likely to cause confusion in which event Players of the Visiting Club shall wear its away Strip, third Strip or a combination of its home Strip, away Strip and its third Strip.  In the event of any dispute with regard to the Strip to be worn by either Club, the referee’s decision shall be final.

22.                               Players of the Visiting Club may wear its away Strip or third Strip when playing in League Matches provided that they shall not do so on more than 8 occasions in any Season, including those occasions, if any, when required to do so by virtue of the foregoing provisions of Rule F.21. For the avoidance of doubt, nothing in this Rule shall limit the number of occasions a Club may be required to change its Strip pursuant to Rule F.21.

23.                               At least 7 days prior to each League Match the Visiting Club shall notify the Home Club on Form 9A of the Strip it intends its Players (including for the avoidance of doubt its goalkeeper) to wear.  If the Home Club is of the opinion that this is likely to cause confusion it shall immediately notify the League.

24.                               Subject to Rule F.20, no Club shall participate in a League Match wearing Strip other than its registered home Strip or away Strip or third Strip or a combination of the three except with the prior written consent of the Board.

Third Strip

25.                               Each Club may have a third Strip in addition to its home Strip and its away Strip.

26.                               The provisions of Rules F.14, F.15 and F.16 shall apply to any third Strip as well as to home Strip and away Strip.

Strip Advertising

27.                               Provided that:

27.1                           the content, design and area of the advertisement is approved by the Board; and

27.2                           it complies with the Football Association Rules for the time being in force;

advertising on Strip shall be permitted.

SECTION G

MATCH OFFICIALS

Appointment of Match Officials

1.                                      Prior to the commencement of each Season the Professional Game Match Officials Limited (hereafter in this Section of these Rules called “PGMOL”) will compile and publish a list of referees and assistant referees eligible to be appointed to officiate at forthcoming League Matches.

2.                                      PGMOL shall be empowered to remove the name of any Match Official from its list at any time.

3.                                      PGMOL will appoint the Match Officials to officiate at each League Match. PGMOL will give notice of such appointment to the participating Clubs and on Form 10 to the Match Officials so appointed who shall each forthwith acknowledge their appointment to PGMOL.

4.                                      No Match Official appointed to officiate at a League Match shall undertake any other appointment on the date fixed for the League Match without having first obtained the written consent of the Board.

Rules binding on Match Officials

5.                                      Acknowledgement by a Match Official of an appointment made under Rule G.3 shall constitute an agreement with the Company by such Match Official to be bound by and to comply with:

5.1                                 the Laws of the Game;

5.2                                 the Football Association Rules;

5.3                                 these Rules.

Fees and Expenses

6.                                      The League shall pay fees and expenses to Match Officials at such rates and in such manner and subject to such conditions as PGMOL may determine from time to time.

7.                                      In addition PGMOL may at its discretion make further payments to a referee in recognition of his performance and his commitment to training, education and development.

8.                                      No Club or Official shall either directly or indirectly make or offer to make any payment to or confer or offer to confer any benefit upon any Match Official.

Pre-Match Procedures

9.                                      Prior to the commencement of a League Match at which he has been appointed to officiate, the referee shall:-

9.1                                 together with the other Match Officials, arrive at the ground not less than two hours before the advertised time of kick-off;

9.2                                 decide on the fitness of the pitch for the playing of the League Match and

9.2.1                        if the referee considers it to be unfit, instruct that the League Match be postponed or that the kick-off be delayed;

9.2.2                        if the referee considers it to be necessary, instruct that the pitch be re-marked;

9.3                                 receive the team sheets of the participating Clubs in accordance with Rule E.23;

9.4                                 permit the amendment of a team sheet if a Player is injured as provided in Rule E.25;

9.5                                 check and approve any football to be used in the League Match;

9.6                                 ensure that the Home Club has made a coloured ball available;

9.7                                 wear one of the match uniforms provided by the League ensuring that it does not clash with the Strip worn by either of the participating teams;

9.8                                 ensure that the Players’ Strip complies with the provisions of Section F of these Rules;

9.9                                 ensure that the uniform worn by any ballboy or steward does not clash with the Strip worn by either of the participating teams and if in his opinion there is such a clash, he shall be authorised to request such ballboy or steward to change his uniform or to leave the vicinity of the field of play;

9.10                           decide the position of assistant referees for the kick-off and their direction of patrol;

9.11                           ensure that each assistant referee carries a flag provided by the League;

9.12                           with the assistant referees lead the participating teams onto the field of play 5 minutes before kick-off.

Compliance with Instructions

10.                               Players and Officials shall comply with any lawful instruction given to them by a Match Official officiating at a League Match.

Post-Match Procedures

11.                               The referee shall send the team sheets to and make the following reports in writing on Form 11 to the Secretary as soon as practicable after officiating at a League Match:

11.1                           on the standard of facilities for Match Officials provided by the Home Club;

11.2                           on the late arrival at the ground of any of the Match Officials giving reasons therefore;

11.3                           on the condition of the pitch;

11.4                           on the circumstances surrounding the kick-off being delayed;

11.5                           on either team commencing the League Match with less than a full complement of Players;

11.6                           on any change of Strip ordered;

11.7                           on the failure of a team to process together onto the field of play in accordance with Rule E.34;

11.8                           on any Player being cautioned or sent-off;

11.9                           on either assistant referee taking over as referee and stating the reason therefore;

11.10                     on the performance of the assistant referees and any reserve official and fourth official;

11.11                     on any breach of these Rules by Clubs, Players, Officials, Managers and other Match Officials.

12.                               A referee shall likewise report to the Football Association any breach of the Football Association Rules.

13.                               As soon as practicable after and in any event within 6 days of a League Match the Home Club shall provide a recording on DVD (or such other format as the League shall specify) of the League Match to each of the referee and the League.

14.                               Any Club acting in breach of Rule G.13 will be liable to pay to the League a fixed penalty of £300 for a first breach, £600 for a second breach and £1,200 for a third breach. Any subsequent breach may be dealt with under the provisions of Section R.

SECTION H

MEDICAL

Appointment of Medical Personnel

1.                                      Each Club shall appoint at least one part-time team doctor and one part-time crowd doctor and employ one full-time senior physiotherapist.

Qualifications of Medical Personnel

2.                                      The team doctor appointed by a Club shall be a registered medical practitioner licensed to practise by the General Medical Council.  A team doctor appointed on or after the commencement of the 2002/2003 Season who has not previously held such an appointment must hold the Diploma in Sports Medicine or an equivalent or higher professional qualification.  With effect from Season 2008/09 each team doctor shall hold a current Football Association Advanced Resuscitation and Emergency Aid certificate or an equivalent or higher qualification approved by the Board.

3.                                      A crowd doctor appointed by a Club shall be a registered medical practitioner and either:

3.1                                 hold the Diploma in Immediate Medical Care issued by the Royal College of Surgeons (Edinburgh) Faculty of Pre-Hospital Care (“the Faculty”) or its equivalent; or

3.2                                 have successfully undertaken the Faculty’s Generic Crowd Doctor Training Course or its equivalent.

Each crowd doctor shall successfully undertake the Faculty’s Generic Refresher and Skills Update Course at least once every five years.

4.                                      The senior physiotherapist employed by a Club shall be a Chartered Physiotherapist or a registered member of The Health Professions Council. With effect from Season 2008/09 each therapist shall hold a current Football Association Advanced Resuscitation and Emergency Aid certificate or an equivalent or higher qualification approved by the Board.

5.                                      Any assistant physiotherapist employed by a Club shall be a Chartered Physiotherapist or a registered member of the Health Professions Council or hold the Football Association’s Diploma in the Treatment and Management of Injuries or an equivalent or higher qualification.

Continuing Professional Development

6.                                      Team doctors and therapists appointed by a Club shall each year undertake a minimum of 36 hours of continuing professional development and shall maintain a record thereof and produce the same for inspection by a duly appointed representative of the League when requested and in addition shall attend the education conferences and seminars organised by the Football Association.

Attendance of Medical Personnel and Provision of Medical Facilities

7.                                      At every League Match:

7.1                                 each participating Club shall procure the attendance of its team doctor and the Home Club shall procure the attendance of its crowd doctor.  The Home Club’s team doctor and crowd doctor shall be available throughout and for a reasonable time before and after the match;

7.2                                 each participating Club shall procure the attendance of a therapist who is qualified as required by Rule H.4;

7.3                                 each participating Club’s team doctor and therapist (who shall be qualified as required by Rule H.4) shall occupy that Club’s trainer’s bench during the League Match;

7.4                                 the Home Club shall procure the attendance of at least two fully qualified and appropriately insured paramedics who shall be available to assist with on-field medical incidents;

7.5                                 no person other than a participating Club’s team doctor, therapist (who shall be qualified as required by Rule H.4) or the paramedics referred to in Rule H.7.4 shall be permitted to treat Players or Match Officials on the field of play;

7.6                                 the Home Club shall provide a minimum of 2 stretchers and an appropriately trained team of stretcher bearers for each stretcher to remove injured Players or Match Officials from the field of play;

7.7                                 the Home Club shall provide a medical treatment and examination room close to both teams’ dressing rooms and shall ensure that the mandatory equipment as prescribed by the Board from time to time is available;

7.8                                 the Home Club shall ensure that throughout each League Match a fully equipped dedicated and appropriately insured ambulance suitable to carry an emergency casualty and staffed by a person or persons qualified to perform essential emergency care en route is available at the ground to transport any Player or Match Official requiring emergency treatment to hospital;

7.9                                 the Home Club shall before each League Match make available to the Visiting Club an emergency care/medical information sheet in the manner prescribed by the Board from time to time.

8.                                      At any other match in which a Club team participates (except as required under the Rules of the F.A. Cup or the Football League Cup) the Home Club shall procure the attendance of the holder of:

8.1                                 a current, recognised four day first aid at work qualification, or

8.2                                 the FA Emergency Aid qualification and the FA First Aid for Sport qualification, or

8.3                                 the Football Association Advanced Resuscitation and Emergency Aid Certificate.

Head Injuries

9.                                      Any Player, whether engaged in a League Match, any other match or in training, who having sustained a head injury leaves the field of play, shall not be allowed to resume playing or training (as the case may be) until he has been examined by a medical practitioner and declared fit to do so.

Medical Records

10.                               Each Club shall carry out medical examinations on all its Contract Players and Students registered on scholarship agreements in accordance with the requirements laid down in Appendix 13 and keep medical records which shall be made available for inspection by authorised representatives of the League.

11.                               Where the transfer including the Temporary Transfer of the registration of a Contract Player is being negotiated between Clubs, the Club holding the registration shall at the request of the other Club provide to it the medical records of the Contract Player in question (including for the avoidance of doubt any records which the Club holds of the cardiac screening of the Player).

Medical Insurance

12.                               During such time as there shall remain in force an agreement between the League and the Professional Footballers’ Association for the subsidising of Player insurance schemes, each Club shall cause each of its Contract Players and those of its Students with whom it has entered into a Scholarship Agreement to be insured under and in accordance with the terms of any private medical insurance scheme approved by the Board.  In the case of such Students such insurance may be limited to football related injuries.

SECTION I

GROUND CRITERIA

Safety Certificate

1.                                      Subject to Rule I.2, each Club shall hold a current safety certificate issued in accordance with the provisions of the Safety of Sports Grounds Act 1975.

2.                                      If a Club has a ground-sharing agreement it shall be a term thereof that either the Club or the other party to the agreement shall hold a current safety certificate.

Ownership of Ground and Training Facilities

3.                                      Each Club shall either own its ground and training facilities or have a legally enforceable agreement with its owner for its use by the Club, expiring not earlier than the end of the current Season.

Ground Sharing

4.                                      No Club shall have or enter into a ground-sharing agreement unless the agreement contains a legally enforceable provision to the effect that the playing of the Club’s League Matches shall always take precedence over the activities of the other party to the agreement.

Ground Registration

5.                                      Each Club shall register its ground with the Secretary and no Club shall remove to another ground without first obtaining the written consent of the Board, such consent not to be unreasonably withheld.

6.                                      In considering whether to give any such consent, the Board shall have regard to all the circumstances of the case and shall not consent unless reasonably satisfied that such consent:

6.1                                 would be consistent with the objects of the Company as set out in the Memorandum;

6.2                                 would be appropriate having in mind the relationship (if any) between the locality with which by its name or otherwise the applicant Club is traditionally associated and that in which such Club proposes to establish its ground;

6.3                                 would not adversely affect such Club’s Officials, Players, supporters, shareholders, sponsors and others having an interest in its activities;

6.4                                 would not have an adverse effect on Visiting Clubs;

6.5                                 would not adversely affect Clubs (or Football League clubs) having their registered grounds in the immediate vicinity of the proposed location; and

6.6                                 would enhance the reputation of the League and promote the game of association football generally.

All Seater Grounds

7.                                      Spectators admitted to a registered ground shall be offered only seated accommodation, the majority of which shall be covered, and there shall be no standing terraces.

Ground Regulations

8.                                      Each Club shall ensure that sufficient copies of the official notice entitled “Ground Regulations” published by the Company and the Football League are displayed prominently at its ground.

Covered Stadia

9.                                      Any Club applying for planning permission to cover or partially cover the playing area of its stadium with a fixed or moveable roof shall provide to the Board a copy of its application together with copies of all submitted plans.

10.                               No League Match shall take place at any stadium where during the playing of the League Match the playing area is covered or partially covered by a fixed or moveable roof without the prior written approval of the Board.  Before giving or refusing to give any such approval the Board shall consult with all Clubs and shall take into account their representations.

Dressing Rooms

11.                               Each Club shall provide dressing rooms for Players the minimum area of which (excluding showers, baths and toilets) shall be 30 square metres.

Drug-testing Room

12.                               Each Club shall provide accommodation capable of being used as a drug-testing room which shall be near the Players’ and Match Officials’ dressing rooms and inaccessible to the public and media.  The Board may caution any Club which fails to comply with this Rule or exercise its summary jurisdiction and impose a fine.

Media Facilities

13.                               At each League Match, the Home Club shall provide press facilities to the following minimum standard:

13.1                           50 press seats located near the press working area in the stadium and giving a good view of the pitch;

13.2                           each press seat shall have a desk top, an electricity supply, a clear view of a television monitor and, unless the Home Club is able to provide sufficient telephone lines or an adequate wi-fi system to meet demand, a telephone socket;

13.3                           a working area located in the same stand as the teams’ dressing rooms and comprising a room of minimum 50 square metres equipped with 15 individual or linked work stations;

13.4                           each workstation shall have its own electricity supply and telephone socket;

13.5                           refreshment facilities of a standard to be determined by the Home Club shall be made available for a reasonable period before and after the League Match and at half time.

14.                               At each League Match, the Home Club shall provide broadcasting facilities to the following minimum standard:

14.1                           18 commentary positions located on a gantry or other suitable position for exclusive use by UK Broadcasters;

14.2                           12 television commentary positions located on a gantry or other suitable position for exclusive use by Overseas Broadcasters including one suitable position to enable pictures to be transmitted via a mini-camera;

14.3                           The commentary positions referred to in Rule I.14.1 and Rule I.14.2 shall be situated on the same side of the pitch as the host Broadcaster’s main camera position;

14.4                           15 commentary positions for use by Radio Broadcasters and any radio broadcasters with whom the Club or its opponent has entered into a Club Radio Contract, each such position situated as close to the halfway line as possible and with a clear view of a television monitor, and if such positions are situated in a press box then they shall be separated from adjoining press positions by a soundproof screen or gangway;

14.5                           5 suitable positions pitchside to enable 3 International Broadcasters and 2 UK Broadcasters to broadcast pitchside pre-match, at half-time and post-match;

14.6                           2 suitable covered areas for television interviews undertaken by UK Broadcasters and Overseas Broadcasters, situated in the same stand as those Broadcasters’ commentary positions and each with sufficient space to accommodate a standard size interview backdrop and situated so that each may be used without interfering with the use of the other, access to which shall be appropriately restricted and stewarded;

14.7                           a secure area outside and adjacent to the stadium of at least 1000 square metres for the exclusive use of UK Broadcasters’ and Overseas Broadcasters’ vehicles and equipment;

14.8                           camera positions, microphone positions, any further commentary positions and any ancillary facilities in each case as agreed with Broadcasters.

15.                               If a Club fails to provide any of the facilities required by Rules I.13 or I.14, the Board may withhold from that Club its share of Overseas Broadcasting Money to which it would otherwise be entitled pursuant to Rule C.37 until such time as it has provided those facilities.

Facilities for Photographers

16.                               At each League Match, the Home Club shall provide facilities for photographers to the following minimum standard:

16.1                           pitch side access for 20 photographers and messengers and, at the discretion of the Home Club’s Safety Officer, appropriate pitch side wiring;

16.2                           bibs bearing the word ‘Photographer” on the rear, numbered consecutively, the numbers appearing on both the front and rear of the bib;

16.3                           bibs of a different colour bearing the word ‘Messenger” on the rear and similarly numbered;

16.4                           a stewarded working area or wire room of 20 square metres equipped with 8 ISDN lines, 16 power points, a television monitor, shelves to support lap top computers and refreshment facilities.

17.                               The registered ground of each Club shall be hardwired to the satisfaction of the Board for the benefit of Broadcasters and the hardwiring shall at all times be maintained in good working order.

18.                               Any Club which is unable to comply with Rules I.11, I.13, I.14 and I.16 may make application to the Board to be allowed time to do so and the Board in its absolute discretion may allow such time for compliance as it thinks fit.

Security

19.                               In order to safeguard the Players, directors and Officials of a Visiting Club and Match Officials upon their arrival at and departure from a League Match, each Home Club shall procure that:

19.1                           the Visiting Club’s team coach is able to park adjacent to the Players’ entrance;

19.2                           barriers are placed so as to prevent members of the public gaining access to the area between the team coach and the Players’ entrance;

19.3                           a parking area is provided for directors and Officials of the Visiting Club and Match Officials close to their respective points of entry to the stadium;

19.4                           the Players’ entrance as well as the parking area and the points of entry referred to are adequately policed or stewarded.

20.                               Each Home Club shall further procure that Players and Match Officials are provided with a safe and secure means of access to and egress from the pitch prior to the kick-off of a League Match, at the beginning and end of the half-time interval and upon the conclusion of the match.

The Pitch

21.                               In League Matches the length of the pitch shall be not more than 110 metres nor less than 100 metres and its breadth not more than 75 metres nor less than 64 metres.

22.                               For UEFA Club Competitions the pitch must measure 105 metres in length by 68 metres in breadth exactly. If for technical reasons of a construction related nature it is impossible to achieve the required dimensions a UEFA Club Licence may nevertheless be granted provided that the pitch is minimum 100 metres to maximum 105 metres in length by minimum 64 metres to maximum 68 metres in breadth.

23.                               A Club shall register the dimensions of its pitch before the commencement of each Season by giving written notice thereof in Form 12 to the Secretary.

24.                               The Board may at any time require a Club to obtain and submit to the Secretary a report by an independent expert certifying its pitch dimensions.

25.                               No Club shall alter the dimensions of its pitch during the Season without the prior written consent of the Board.

26.                               Each Club shall take all reasonable steps to maintain its pitch in good condition throughout the Season and the Board may require a Club to take such steps as the Board shall specify if it is not satisfied that the pitch is being maintained to an adequate standard.

27.                               Each Club shall provide and maintain at its registered ground an undersoil heating system or some other adequate system of pitch protection to the reasonable satisfaction of the Board which shall be operated to the extent necessary to procure, so far as is reasonably possible, that the pitch is playable on the occasion of each home League Match.

Pitch Protection

28.                               In order to protect the pitch, unless otherwise mutually agreed between both participating Clubs, the following procedures shall be adopted by Players and Officials in the periods immediately before and after a League Match and at half time:

28.1                           the pitch shall only be used for warming up or warming down by Players named on Form 4;

28.2                           pre-match  warming up by either team shall not commence until 45 minutes before the kick-off  time at the earliest, shall not last for more than 30 minutes, and shall end no later than 10 minutes before the kick-off  time;

28.3                           if portable goals are provided they shall be used for all goalkeeping drills other than crossing practice;

28.4                           the goalmouth area shall be used by goalkeepers only if portable goals are not provided or for crossing practice and then only for not more than 20 minutes;

28.5                           for the purposes of warming up and warming down each team shall use only part of the pitch between the edge of a penalty area and the half way line or as otherwise directed by the groundsman;

28.6                           all speed and stamina work shall be undertaken off the pitch parallel to the touchline opposite the side to be patrolled by the assistant referee or, in the absence of sufficient space, in that part of the pitch described in Rule I.28.5 above or as otherwise directed by the groundsman;

28.7                           Players using the pitch at half time shall give due consideration to any other activity or entertainment taking place on the pitch at the same time;

28.8                           the Home Club may water the pitch at half time provided that it gives reasonable notice to the referee and the other Club that it intends to do so and that any such watering is carried out evenly over the entire length and width of the pitch; and

28.9                           any warming down after the conclusion of the League Match shall last for no longer than 15 minutes and for that purpose neither penalty area shall be used.

Artificial Surfaces

29.                               No League Match shall be played on an Artificial Surface.

Trainer’s Bench Facilities

30.                               Each Club shall provide separate trainer’s benches adjacent to the pitch for the sole use of team officials, medical staff and substitute Players of each of the Home Club and the Visiting Club. Such trainer’s benches shall be clearly marked ‘Home’ and ‘Away’, shall have direct access onto the pitch, shall be located equidistant from the halfway line, shall be under cover and shall each be capable of seating not less than 11 persons.

Technical Areas

31.                               The technical areas shall include the trainer’s benches required by Rule I.30 and shall extend 1 metre either side of each and to within 1 metre of the touchline.

32.                               The boundaries of each of the technical areas shall be clearly marked.

33.                               No person shall use or have access to a television monitor or like device in or around the technical areas during League Matches.

Floodlights

34.                               A Club’s registered ground must have floodlights giving an average lux value of at least 800 with a minimum lux value of 500 at any location on the pitch.

35.                               Each Club shall ensure that floodlighting installation and its supporting services at its registered ground are properly designed and maintained and shall cause the same to be inspected at the commencement of each Close Season by a Chartered Electrical Engineer who shall be required to certify in writing that:

35.1                           the floodlights comply with Rule I.34 and that

35.2                           the floodlighting installation and its supporting services have been designed to an appropriate standard and have been properly maintained.

36.                               Forthwith upon receipt of the certificate required by Rule I.35 and in any event not less than 6 weeks before the commencement of the following Season, a copy shall be sent to the Secretary.

Sanitary Facilities

37.                               Each Club shall provide sufficient bright, clean and hygienic toilet and washing facilities for male and female spectators in accordance with any local authority requirements and having regard to guidance issued by the Football Licensing Authority. The Board may caution any Club which fails to comply with this Rule or exercise its summary jurisdiction and impose a fine.

Facilities for the Disabled

38.                               Each Club shall provide sufficient and adequate facilities for disabled supporters.

CCTV

39.                               A Home Club may arrange for any League Match in which its team participates to be relayed by closed circuit television to other locations within its ground.

40.                               Except at any time when any live Transmission of any League Match pursuant to a UK Broadcasting Contract is in progress, a Visiting Club may arrange by agreement with the Home Club for the closed circuit television signal of a League Match in which it participates to be relayed to its ground only.  The written consent of the Board shall be required to relay the said signal to any other location.  In all such circumstances, the Visiting Club shall ensure that any such relay of any such signal shall be encrypted in such manner as the Board may from time to time direct.

Giant Screens

41.                               Except with the prior written consent of the Board, giant screens or the like at a Club’s ground shall not be used to relay to spectators closed circuit pictures of the League Match at which they are present.

42.                               Any consent given under the provisions of the above Rule shall be subject to the following conditions:

42.1                           the screen shall be located so that it does not interfere with the League Match at which it is used or distract the Players and Match Officials;

42.2                           it shall be operated by a responsible person who is fully aware of the conditions governing its use;

42.3                           the screen may be used to show:

42.3.1                  live action;

42.3.2                  when the ball is not in play, action replays of positive incidents;

42.4                           the screen shall not be used to show:

42.4.1                  action replays of negative or controversial incidents;

42.4.2                  any incident which may bring into question the judgment of a Match Official;

42.4.3                  the area of the trainers’ bench;

42.4.4                  until substitute boards have been displayed, pictures of any substitute Player warming up or preparing to enter the field of play;

42.4.5                  any pictures which may tend to criticise, disparage, belittle or discredit the League, any Club or any Official, Player or Match Official or to bring the game into disrepute.

SECTION J

CUSTOMER CHARTER

Requirement for Customer Charter

1.              Each Club shall have a written customer charter in which shall be set out its policy with regard to ticketing, merchandise and its relations with its supporters, season ticket holders, shareholders, sponsors, local authority and others having an interest in the activities of the Club (together in this Section of these Rules called “stakeholders”).

2.              A copy of its customer charter and any amendments made thereto shall be furnished to the League by each Club and shall be made available to the public.

Reporting

3.                Each Club shall:

3.1                                 submit a report annually to the League during the Close Season describing how each of its said policies has been implemented and the extent to which each has been achieved;

3.2                                 comply promptly with any request for information made by the League.

Ticketing

4.                A Club’s ticketing policy should:

4.1                                 provide general information to the public about ticket availability and pricing, giving the earliest possible notice of any changes and the reasons therefore:

4.2                                 aim to promote greater accessibility by the adoption of flexible and imaginative ticketing schemes;

4.3                                 facilitate wider access to matches by the public by allowing for a broad range of ticket prices, the more expensive effectively subsidising the cheapest;

4.4                                 allow for a reduction in the price of tickets for seats with a restricted view of the pitch;

4.5                                 adopt a system of concessionary ticket prices tailored to the needs of the local community;

4.6                                 give details of the availability of seating for disabled spectators and their carers and the pricing policy in relation thereto;

4.7                                 set out particulars of any membership, loyalty, bond, debenture or similar scheme;

4.8                                 make available a method of payment for season tickets by instalments at competitive rates of interest;

4.9                                 promote the availability of match tickets by reserving a reasonable proportion (at least 5 per cent.) of them for sale to non-season ticket holders;

4.10                           deal with the return and distribution of unwanted tickets;

4.11                           include the following provisions in respect of abandoned matches:

4.11.1                  abandonment after spectators admitted to the ground but before kick-off - free admission to the rearranged match;

4.11.2                  abandonment after kick-off - half price admission to the rearranged match;

4.12                           refer to the obligations set out in Rules J.5 to J.9 below.

5.              Each Club shall provide an area of its ground for the exclusive use of family groups and junior supporters.

6.              Concessionary prices must be available for:

6.1                                 senior citizens; and

6.2                                 junior supporters.

7.              Unless otherwise agreed by the Board or between the Clubs, each Home Club shall make available to its Visiting Club:

7.1                                 3,000 tickets or, if the capacity of the Home Club’s ground is less than 30,000, such number of tickets as is equal to 10 per cent. of its ground capacity; and, whether or not that allocation is taken up,

7.2                                 tickets for a minimum of 10 per cent. of the Home Club’s disabled spectator accommodation.

8.              At least half of the tickets referred to in Rule J.7 above must be made available on a sale or return basis and the balance must be ordered by the Visiting Club (subject to the conditions set out in Rule C.100) at least 4 weeks before the League Match to which they relate.

9.              A Home Club shall not charge admission prices to supporters of a Visiting Club which are higher than those charged to its own supporters for comparable accommodation and in particular concessionary rates offered to senior citizens and junior supporters shall apply to supporters of a Visiting Club.

10.       Each Club shall submit to the League details of its season ticket prices and ticket prices for individual League Matches upon announcing the same publicly.

Merchandise

11.          A Club’s merchandising policy should:

11.1                           allow for market research to be undertaken with regard to the frequency of Strip changes and to its design;

11.2                           identify the intervals at which Strip changes are intended to take place and the date of the next intended change;

11.3                           provide for swing tickets attached to replica Strip to state its launch date;

11.4                           refer to the effect on the consumer of the obligations set out in Rules J.13 to J.16 below.

12.                               Any numbers, lettering, badges and logos appearing on replica Strip shall be of the same style, colour and design as those appearing on Players’ Strip currently registered as required by Rule F.16.

13.                               In any future contract to license a manufacturer to produce for retail sale replica Strip, each Club shall include the standard clauses set out in Appendix 1.

14.                               Upon a promoted Club becoming a member of the League in accordance with the provisions of Rule B.5, it shall give notice to any manufacturer licensed to manufacture and distribute its replica Strip in the terms set out in Appendix 2 and request such manufacturer to convey the substance of the notice to its dealers forthwith and advise them that:

14.1                           they are free to sell, advertise and display for sale replica Strip supplied by such manufacturer at whatever price they may choose; and that

14.2                           they should inform the Office of Fair Trading if they are concerned that a minimum resale price is being imposed.

15.                               No Club shall cause or procure any manufacturer with which it has a licensing agreement for the manufacture of replica Strip to do any act or cause to be done any thing which would constitute a breach of the standard clauses referred to in Rule J.13 above.

16.                               Each Club shall provide the Director General of Fair Trading with such information as he may need in order to satisfy himself that Rules J.13 to J.15 above have been complied with.

Relations with Stakeholders

17.                               A Club’s policy with regard to its stakeholders should:

17.1                           provide for consultation with them on a regular basis through forums, questionnaires and focus groups and by the publication of current policies on major issues in an easily digested format;

17.2                           promote supporter and community liaison and provide for the establishment of liaison structures where none exist.

SECTION K

PLAYERS’ CONTRACTS

Approaches to Players

1.                                      A Club shall be at liberty at any time to make an approach to a Player with a view to negotiating a contract with such a Player:

1.1                                 if he is an Out of Contract Player, or,

1.2                                 in the case of a Contract Player, with the prior written consent of the Club (or club) to which he is contracted.

2.                                      A Club shall be at liberty after the third Saturday in May in any year and before the 1st July next following to make such an approach to a Contract Player:

2.1                                 who will become an Out of Contract Player on that 1st July; and

2.2                                 who has received no offer from his Club under Rule M.17.2 or

2.3                                 who has received but has declined such offer.

3.                                      Any Club which by itself, by any of its Officials, by any of its Players, by its Agent, by any other Person on its behalf or by any other means whatsoever makes an approach either directly or indirectly to a Contract Player except as permitted by either Rule K.1.2  or Rule K.2 shall be in breach of these Rules and may be dealt with under the provisions of Section R.

4.                                      For the purposes of Rules K.2 and K.3, “Contract Player” shall include a player who has entered into a written contract of employment with a Football League club.

Approaches by Players

5.                                      An Out of Contract Player, or any Person on his behalf, shall be at liberty at any time to make an approach to a Club (or club) with a view to negotiating a contract with such Club (or club).

6.                                      Subject to Rule K.7, a Contract Player, either by himself or by any Person on his behalf, shall not either directly or indirectly make any such approach as is referred to in Rule K.5 without having obtained the prior written consent of his Club.

7.                                      After the third Saturday in May in any year and before the 1st July next following a Contract Player to whom Rule K.2 applies or any Person on his behalf may make such an approach as is referred to in Rule K.5.

Public Statements

8.                                      A statement made publicly by or on behalf of a Club expressing interest in acquiring the registration of a Contract Player or by a Contract Player expressing interest in transferring his registration to another Club (or club) shall in either case be treated as an indirect approach for the purposes of Rules K.3 and K.6.

Inducements

9.                                      Except as may be provided in a Player’s contract:

9.1                                 no Club shall induce or attempt to induce a Player to sign a contract by directly or indirectly offering him or any Person connected with him or his Agent a benefit or payment of any description whether in cash or in kind;

9.2                                 no Player shall either directly or indirectly accept or cause or permit his Agent to accept any such offer as is described in this Rule.

Form of Contract

10.                               Contracts between Clubs and Players signed before 5th June 2003 shall be in Form 13; such contracts signed on or after that date (or, in the case of a club promoted to the League from the Football League, on or after the date upon which it becomes a member of the League) shall be in Form 13A.

Length of Contract

11.                               Subject to the exceptions set out below, a contract between a Club and a Player may be for any period provided that its expiry date is 30th June.  The exceptions to this Rule are:

11.1                           contracts with Contract Players under the age of 18 years which must not be capable of lasting for more than 3 years;

11.2                           monthly contracts;

11.3                           Week by Week Contracts.

Players’ Remuneration

12.                               Full details of a Player’s remuneration including all benefits to which he is entitled whether in cash or in kind shall be set out in his contract.

13.                               The terms of a contract between a Club and a Player shall be strictly adhered to.

14.                               Not later than 30th June in each year each Club shall submit to the Secretary in Form 14 full particulars of all payments made to and all benefits provided to each of its Players in the previous tax year.

15.                               If any Club acts in breach of Rule K.14, in addition to any penalty imposed under Section R of these Rules, the Board shall have power to refuse any application by that Club to register any Player until the breach has been remedied.

Signing-on  Fees

16.                               A Signing-on Fee may be paid only to a Contract Player whose contract:

16.1                           is for a period of not less than 3 months and

16.2                           is not a monthly contract or a Conditional Contract or a Week by Week Contract.

17.                               In the case of a contract between a Club and a Player lasting for more than one year, any Signing-on Fee shall be paid in equal annual instalments.

18.                               If the registration of a Contract Player is transferred when any part of his Signing-on Fee remains unpaid, a sum equal to the unpaid balance thereof shall be paid to him forthwith by the Transferor Club unless:

18.1                           the transfer is consequent upon the Contract Player’s contract having been terminated by the Transferor Club by reason of the Contract Player’s breach of its terms and conditions; or

18.2                           the transfer is consequent upon the Contract Player’s written request to that effect; or

18.3                           the Board on the application of either the Transferor Club or the Contract Player otherwise decides and either party may appeal to the Premier League Appeals Committee against the decision of the Board in this respect in accordance with the provisions of Section T of these Rules.

Lump Sum Payments

19.                               Unless otherwise agreed by the Board, no lump sum payment shall be paid or payable by a Club to a Player during the first year of his employment as a Contract Player with that Club save for:

19.1                           a Signing-on Fee (which must be paid in accordance with rules K.16 to K.18); or

19.2                           a sum paid in respect of the player’s relocation expenses not exceeding the amount from time to time permitted by HM Revenue Customs to be paid for this purpose without income tax and national insurance liability.

Image Contracts

20.                               Particulars of any Image Contract Payment in respect of the Player shall be set out in the contract with his Club.

Signing the Contract

21.                               A contract between a Club and a Player shall be signed in each case in the presence of a witness by:

21.1                           the Player;

21.2                           the Player’s Parent if the Player is under the age of 18 years; and

21.3                           an Authorised Signatory on behalf of the Club.

Reporting Fines etc.

22.                               A copy of any notice terminating a Player’s contract, whether given by the Club or the Player, and any notice given by a Club imposing a fine on a Player or suspending him shall be sent forthwith by the Club to the League and to the Football Association.

Submission to Secretary

23.                               Subject to the provisions of Rules L.15, L.17, L.19 and M.11.3, Clubs shall submit to the Secretary copies of all contracts with Players within 5 days of their being entered into.

Mutual Termination

24.                               If the parties thereto agree to terminate a Player’s contract before its expiry date they shall forthwith notify the Football Association and the Secretary to that effect.

Confidentiality

25.                               A contract between a Club and a Player shall be treated as being private and confidential and its contents shall not be disclosed or divulged either directly or indirectly to any Person whatsoever by either party thereto except:

25.1             with the prior written agreement of both parties; or

25.2             as may be required by any statutory, regulatory, governmental or quasi-governmental  authorities or (where appropriate) any recognised stock exchange or as otherwise required by law or pursuant to these Rules, or

25.3             in the case of the Player, to his duly appointed Agent and professional advisers including the Professional Footballers’ Association; or

25.4             in the case of the Club, to its duly appointed Agent and its professional advisers or to such of its Officials or Auditors to whom such disclosure is strictly necessary for the purpose of their duties and then only to the extent so necessary.

Renegotiating the Contract

26.                               A Contract Player who is under the age of 18 years and whose contract will expire after his 18th birthday may give notice to his Club not less than 3 months before that date that he wishes to enter into a new contract with his Club with effect from his 18th birthday.

27.                               Upon any such notice being given the Club shall enter into negotiations for a new contract with the Player which, if agreed, will take effect on the Player’s 18th birthday.

28.                               If by the date of the Player’s 18th birthday the Club and the Player have failed to agree the terms of a new contract, the Player may then apply to the Board to determine the same.

29.                               If the Club or the Player is dissatisfied with the determination of the Board, either may appeal to the Premier League Appeals Committee in accordance with the provisions of Section T of these Rules.

30.                               A Club shall be at liberty at any time to reach agreement with a Contract Player to amend the terms of his contract.  If such an agreement increases the Contract Player’s remuneration then, unless the agreement is made in the Close Season, it shall be a term thereof that the Contract Player’s current contract is extended by a minimum of one year.

Appeal against Termination

31.                               An appeal by a Player under the provisions of clause 16 of Form 13 or clause 10.3  of Form 13A or by a Club under the provisions of clause 17 of Form 13 or clause 11.2  of Form 13A shall be commenced by notice in writing addressed to the other party to the contract and to the Secretary.

Appeal against Disciplinary Decision

32.                               An appeal by a Player under the provisions of clause 18 of Form 13 or paragraph 3.3.2 of Schedule 1, Part 1, of Form 13A shall be commenced by notice in writing addressed to the Club and to the Secretary.

33.                               Appeals pursuant to Rule K.31 or Rule K.32 shall be conducted in such manner as the Board may determine.

34.                               The Board may allow or dismiss any such appeal and make such other order as it thinks fit.

Disputes between Clubs and Players

35.                               Any dispute or difference between a Club and a Player not otherwise expressly provided for in these Rules may be referred in writing by either party to the Board for consideration and adjudication in such manner as the Board may think fit.  For the purpose of this Rule only, “Player” shall include one who was formerly employed by the Club with which the dispute or difference has arisen, whether or not he has been registered to play for another Club.

Orders for Costs

36.                               The Board shall have power to make an order for costs:

36.1                           in determining appeals under Rule K.31 or Rule K.32; and

36.2                           in making an adjudication under Rule K.35; and

36.3                           if any proceedings under Rule K.31 or Rule K.32 or Rule K.35, having been commenced, are withdrawn.

37.                               The Board shall have power to determine the amount of any such costs which may include, without limitation, those incurred by the Company in the conduct of the proceedings.

38.                               Costs ordered to be paid as aforesaid shall be recoverable;

38.1                           in the case of a Club, under the provisions of Rule C.51; or

38.2                           in any other case, as a civil debt.

Appeal

39.                               Within 14 days of a decision of the Board given under the provisions of either Rule K.34 or Rule K.35 either party may by notice in writing appeal against such decision to the Premier League Appeals Committee whose decision shall be final.

Effect of Termination

40.                               Upon the termination of a Player’s contract by a Club under the provisions of clause 16 of Form 13 or clause 10.1  of Form 13A becoming operative or upon the termination by a Player of his contract with his Club under the provisions of clause 17 of Form 13 or clause 11.1  of Form 13A becoming operative, the Club shall forthwith release the Player’s registration.

41.                               Except in the case of a Retired Player to whom the provisions of Rule L.24.5 apply, upon a Player’s contract being terminated by mutual consent, his Club shall retain the Player’s registration for such period (if any) and on such terms (if any) as the parties may in writing agree.  Should the Player sign for another Club (or Football League club) during that period, that Club (or Football League club) shall pay to the Club retaining the registration a compensation fee determined, in default of agreement, by the Professional Football Compensation Committee.

Testimonial Matches

42.                               Notwithstanding that it has no contractual obligation to do so, a Club in its absolute discretion and with the prior written consent of the Board may, in the case of a Player who has completed 10 or more years in its service as such, permit its ground to be used without charge for the purposes of a testimonial match.

SECTION L

PLAYERS’ REGISTRATIONS

Requirement for Registration

1.                                      A Player shall not play for a Club in a League Match unless that Club holds his registration with effect from at least one hour before kick off and for League Matches to be played between the close of the First Transfer Window and the end of the Season either:

1.1                                 his name is included on the Squad List; or

1.2                                 he is an Under 21 Player.

2.                                      A Club shall be deemed to hold the registration of a Player upon receipt of the Secretary’s certificate in writing to that effect.

3.                                      A Club shall apply to:

3.1                                 include a Player on its Squad List by submitting to the Secretary the requisite Form.

3.2                                 remove a Player from its Squad List by submitting to the Secretary the requisite Form.

4.                                      A Player shall be deemed to have been included or removed from a Club’s Squad List on receipt of the Secretary’s written confirmation.

5.                                      Changes to a Squad List may be made:

5.1                                 during the period of a Transfer Window; or

5.2                                 at other times only with the permission of the Board.

6.                                      Each application to register a Player shall be subject to the approval of the Board.

7.                                      In addition to the forms and documents specifically required by these Rules, a Club shall submit to the Secretary:

7.1                                 any contract it proposes to enter into which gives the Club or any other party to the proposed contract any rights relating to the transfer of the registration of a player at a date in the future from or to the Club or any rights relating to the employment of the player by the Club; or

7.2                                 any contract it proposes to enter into, save for a Representation Contract or an Image Contract, which gives the Club or any other party to the proposed contract the right to receive payments in respect of a Player.

Any such proposed contract shall be subject to the approval of the Board. In deciding whether to give such approval the Board shall have regard to (without limitation) Rules V.8 and V.21.

Types of Registration

8.                                      There shall be 4 types of registration governed by this Section of these Rules, namely:

8.1                                 amateur;

8.2                                 contract;

8.3                                 monthly contract; and

8.4                                 temporary.

9.                                      A Player under the age of 17 years may be registered only as a Student.

10.          The registration of Students shall be governed by Section N of these Rules.

International Registration Transfer Certificates

11.                               An application to register a player who last played for a club affiliated to a national association other than the Football Association shall be accompanied by written confirmation from the Football Association that an international registration transfer certificate has been issued in respect of the player

Registration Procedure

12.                               For the purpose of this Section of these Rules the New Registration of a Player shall mean his registration at a time when no other Club (or club) holds his registration either because no previous application to register the Player has been made or because a previous registration has been cancelled or has terminated or has expired

13.                               The New Registration of an Amateur Player shall be effected by completion of and submission to the Secretary of Form 15 signed on behalf of the Club by an Authorised Signatory.

14.          The registration of an amateur Player is not transferable.

15.                               The New Registration of a Contract Player shall be effected by completion and submission to the Secretary of a copy of the Player’s contract.

16.                               The transfer of the registration of a Contract Player shall be effected in accordance with the provisions of Rule M.11.

17.                               The New Registration of a Contract Player on a monthly contract basis shall be effected by completion of and submission to the Secretary of Football Association Form G(1), signed on behalf of the Club by an Authorised Signatory, together with a copy of the Player’s contract.

18.                               The transfer of the registration of a Contract Player on a monthly contract basis shall be effected in accordance with the provisions of Rule M.11.

19.                               A monthly contract registration may be extended by one month by completion of and submission to the Secretary of Football Association Form G(1) (Extension), signed on behalf of the Club by an Authorised Signatory, and, if any changes to it have been made, a copy of the Player’s contract.

20.                               The Temporary Transfer of the registration of a Contract Player and any extension thereof shall be effected in accordance with the provisions of Rules M.6 to M.10.

21.                               Subject to the provisions of Rule M.1, the deadline for receipt by the Secretary of all duly completed documents required by these Rules to effect the registration of a Player shall be 12 noon on the last Working Day before the date of the first League Match in which the Club making the application intends him to play.

22.                               A Club which transfers or cancels the registration of a Player may not apply to register that Player within a year except with the prior written consent of the Board.

Multiplicity of Registrations

23.                               A Player shall not apply to be registered by more than one Club (or club) at any one time and the Secretary shall refuse any application made in breach of this Rule.

Monthly Registrations

24.                               There shall be no limit to the number of times a monthly contract registration may be extended under Rule L.19 provided that a Club intending to apply to extend the monthly contract registration of a Player for a third or subsequent time shall give to the Player not less than 7 days’ notice of its intention to do so.

25.                               Notwithstanding the provisions of Rule M.1, a Club may apply at any time to extend a monthly contract registration provided it has not been allowed to expire.

Termination of Registrations

26.          An amateur registration:

26.1                           shall expire at the end of the Season in which it commenced;

26.2                           may be terminated before its expiry by agreement to that effect between the Club and the Player, such agreement to be notified in writing forthwith by the Club to the Secretary;

26.3                           may likewise be terminated by order of the Board on the application of either the Club or the Player.

27.          Subject to the provisions of Rules K.40 and K.41, a contract registration shall terminate:

27.1                           in the case of a Contract Player, upon it being transferred in accordance with Rule M.11;

27.2                           in the case of an Out of Contract Player in respect of whom the conditions set out in Rule M.17 have been satisfied, upon a Transferee Club effecting his New Registration;

27.3                           in the case of an Out of Contract Player in respect of whom the said conditions have not been satisfied, upon the expiry of his contract;

27.4                           in the case of a Contract Player, upon his contract being terminated on the ground of his permanent incapacity;

27.5                           in the case of a Retired Player, on the expiry of a period of 30 months commencing at the end of the Season in which he stops playing competitive football.

New Registrations Requiring Consent

28.                               An application for the New Registration of a Contract Player whose contract has been terminated by a Club (or club) on the ground of his permanent incapacity shall be refused unless that Club (or club) consents.

29.                               An application for the New Registration of a Contract Player who has received a lump sum disability benefit under the terms of the League’s personal accident insurance scheme shall be refused unless, upon being satisfied that the circumstances of such application are exceptional, the Board consents.

List of Players

30.                               Except as provided in Rules L.31 and L.32, after the second Transfer Window in each year and on or before the third Saturday in May next following each Club shall send to the Secretary lists in Forms 16 (1) to 16 (9) containing the names of each of the Players whose registration it then holds, set out in the following categories:

30.1                           Contract Players whose contracts expire on the 30th June in that year to whom the Club has offered a new contract under the provisions of Rule M.17.2  or in respect of whom the Club has implemented any option provision;

30.2                           Contract Players whose contracts expire on the 30th June in that year to whom the Club has made no such offer or in respect of whom the Club has not implemented any option provision;

30.3                           Contract Players whose contracts expire on 30th June in any future year;

30.4                           Contract Players engaged on Conditional Contracts;

30.5                           Contract Players engaged on Week by Week Contracts;

30.6                           Contract Players engaged on monthly contracts;

30.7                           any Amateur Player who has been notified in writing by the Club after the second Transfer Window of its intention to include his name on the list;

30.8                           Students whose registration is held by the Club and with whom it has entered into a Scholarship Agreement;

30.9                           any other Player whose registration the Club holds.

31.                               The date by which each Club is required by Rule L.30 to send lists in Forms 16(1) to 16(9) to the Secretary shall be extended in the case of a Club which on the third Saturday in May in any year is still participating in the F.A.  Cup or has yet to play a League Match the outcome of which could affect:

31.1                           identification of the League Champions in accordance with Rule B.25; or

31.2                           identification of the Clubs to be relegated in accordance with Rule B.28; or

31.3                           qualification for a UEFA competition.

32.                               In the circumstances mentioned in Rule L.31, Forms 16(1) to 16(9) shall be sent to the Secretary within 4 days of the last relevant F.A. Cup match or League Match having been played.

33.                               Any Club which fails to comply with Rule L.30 will pay a fixed penalty of £500.

34.                               The particulars contained in Clubs’ lists of Players shall be published by the Secretary by the second Saturday in June in each year.

Clubs Ceasing to be Members

35.                               Upon a Club (in this Rule and Rule L.36 called “the Former Member”) ceasing to be a member of the League under the provisions of Rule B.6 (other than by reason of its relegation from the League in accordance with Rule B.28), the registrations of its Players (except those held in consequence of a Temporary Transfer) shall vest in the League and thereupon the League shall be at liberty to transfer those registrations as it shall think fit and shall receive any Compensation Fees to which the Former Member would otherwise have been entitled under the provisions of Section M of these Rules.

36.                               Such Compensation Fees shall belong to the League and out of them the Board shall have power to make a grant to either or both of

36.1                           any Club to which Compensation Fees are owed by the Former Member; and

36.2                           the Former Member.

Prohibition of Third Party Investment

37.                               Unless otherwise agreed by the Board and subject to Rule L.38, a Club may only make or receive a payment or incur any liability as a result of or in connection with the proposed or actual registration (whether permanent or temporary), transfer of registration or employment by it of a Player in the following circumstances:

37.1                           by payment to a Transferor Club or receipt from a Transferee Club of a Compensation Fee, Contingent Sum, Loan Fee or sell-on fee;

37.2                           by payment of levy pursuant to Rule M.38 or Rule M.39;

37.3                           by receipt of all or part of a Compensation Fee, Contingent Sum, Loan Fee or sell-on fee, in default of payment of it by the Transferee Club from which it is due, from:

37.3.1                  a financial institution or other guarantor; or

37.3.2                  the League in accordance with the provisions of these Rules; or

37.3.3                  the Football League in accordance with the provisions of the Regulations of the Football League;

37.4                           by way of remuneration (including benefits in cash or kind and Image Contract Payments) to or for the benefit of a Contract Player whose registration it holds;

37.5                           by way of an allowance permitted by Rule N.76.1, to a Student with whom it has entered into a Scholarship Agreement;

37.6                           by way of payment to an ‘Authorised Agent” or ‘Exempt Solicitor” for ‘Agency Activity”, in each case as those terms are defined in the Football Association Football Agents’ Regulations, and provided that such payment is made in accordance with those Regulations;

37.7                           by payment of incidental expenses arising in respect thereof;

37.8                           by payment or receipt of training compensation or solidarity payment pursuant to the FIFA Regulations for the Status and Transfer of Players and any other levies or payments payable to or by a Club pursuant to the statutes or regulations of FIFA or any other football governing body from time to time, or otherwise properly due to or from such a governing body;

37.9                           by payment of Value Added Tax payable in respect of any of the above payments or liabilities; and

37.10                     in the case of a Transferor Club, by assignment of its entitlement to a Compensation Fee or Loan Fee to a Financial Institution.

38.                               In respect of a player whom it applies to register as a Contract Player, a Club is permitted to make a payment to buy out the interest of a person or entity who, not being a Club or club, nevertheless has an agreement either with the club with which the player is registered, or with the player, granting it the right to receive money from a new Club or club for which that player becomes registered. Any such payment which is not dependent on the happening of a contingent event may be made either in one lump sum or in instalments provided that all such instalments are paid on or before the expiry date of the initial contract between the Club and the player. Any such payment which is payable upon the happening of a contingent event shall be payable within 7 days of the happening of that event.

SECTION M

TRANSFERS OF PLAYERS’ REGISTRATIONS

Transfer Windows

1.              “Transfer Windows” means the 2 periods in a year during which, subject to Rule M.4, a Club may apply for the New Registration of a player or to have the registration of a player transferred to it or for a Temporary Transfer.

2.              The first Transfer Window in any year shall commence at midnight on the last day of the Season and shall end on 31st August next if a Working Day or, if not, on the first Working Day thereafter, at a time to be determined by the Board.

3.              The second Transfer Window in any year shall commence at midnight on 31st December and shall end on 31st January next if a Working Day or, if not, on the first Working Day thereafter, at a time to be determined by the Board.

4.              Outside a Transfer Window the Board in its absolute discretion may:

4.1         refuse an application; or

4.2         grant an application and, if thought fit, impose conditions by which the Club making the application and the player shall be bound.

Temporary Transfers

5.              A “Temporary Transfer” shall mean the transfer of a contract registration effected in accordance with Rules M.6 to M.10.

6.              Subject to the conditions set out below, a Temporary Transfer shall be permitted:

6.1         between Clubs; and

6.2         between a Club and a club in membership of the Football League, the Football Conference, the Northern Premier League, the Isthmian League and the Southern League.

7.              The conditions referred to in Rule M.6 are:

7.1         a Temporary Transfer to a Club may not take place in the Transfer Window in which the Transferor Club acquired the Player’s registration;

7.2         during the period of the Temporary Transfer of his contract registration a Player shall not play against the Transferor Club;

7.3         if during the period of a Temporary Transfer the Player’s registration is transferred permanently from the Transferor Club to the Transferee Club, the two Clubs may agree in writing (to be copied to the League) that the Player shall not play against the Transferor Club for the remainder of the Season;

7.4         subject to any conditions imposed by the Board in the exercise of its discretion under Rule M.4.2, the minimum period of a Temporary Transfer shall be the period between 2 consecutive Transfer Windows and the period of a Temporary Transfer shall not extend beyond 30th June next after it was entered into;

7.5         the maximum number of Temporary Transfers to any one Club registrable in the same Season shall be 4 and in no circumstances shall more than 1 be from the same Transferor Club save there shall be excluded from these numbers any Temporary Transfer of the kind described in Rule M.7.6.1 or M.7.6.2;

7.6         not more than 2 Temporary Transfers shall be registered by a Club at the same time except that there shall be excluded from that number:

7.6.1                        any Temporary Transfer which become permanent; and

7.6.2                        the Temporary Transfer of a goalkeeper which in its absolute discretion the Board may allow in circumstances it considers to be exceptional;

7.7         a Club may transfer the registration of no more than one of its goalkeepers by way of temporary Transfer to another Club each Season, subject to any further Temporary Transfer of one of its goalkeepers pursuant to Rule M.7.6.2;

7.8         any other conditions agreed between the Transferor Club and the Transferee Club or, in the exercise of its discretion, imposed by the Board.

8.                                      The Loan Fee payable on a Temporary Transfer shall be such sum (if any) as shall have been agreed between the Transferee Club and the Transferor Club and set out in Football Association Form H.2 or H.3 (as appropriate) or in a supplementary agreement.

9.                                      Any Loan Fee (including any instalments thereof) shall be paid on or before the date or dates agreed between the parties, the latest of which must be no later than 30th June immediately following the conclusion of the Season in which the Temporary Transfer expired.

10.                               A Temporary Transfer shall be effected by submitting to the Secretary Football Association Form H.2 or Form H.3 duly completed and signed on behalf of the Club by an Authorised Signatory.

Contract Players

11.                               The transfer of the Registration of a Contract Player shall be effected in the following manner:

11.1                           the Transferor Club and the Transferee Club shall enter into a Transfer Agreement in Form 17 signed on behalf of each Club by an Authorised Signatory in which shall be set out full particulars of all financial and other arrangements agreed between the Transferor Club and the Transferee Club and, except as provided below, between the Transferor Club and the Contract Player in relation to the transfer of the Contract Player’s registration whether the same are to take effect upon completion of the transfer or at any time thereafter;

11.2                           any such arrangements agreed between the Transferor Club and the Contract Player to which the Transferee Club is not privy may be omitted from Form 17 provided that they are forthwith notified in writing to the Secretary by the Transferor Club;

11.3                           the Transfer Agreement shall be sent by the Transferee Club to the Secretary together with a copy of the contract entered into between the Transferee Club and the Contract Player;

11.4                           the Transferee Club shall pay any Compensation Fee due to the Transferor Club under the terms of the Transfer Agreement in accordance with Rule M.29 and any levy payable under Rule M.38.

12.                               All transfer arrangements in respect of Contract Players are subject to the approval of the Board.

13.                               The Transferee Club will hold the registration of the Contract Player upon receipt of the Secretary’s certificate to that effect.

Retired Players

14.                               A Club that, pursuant to Rule L.27.5, holds the registration of a Retired Player who is under the age of 24 years, shall be entitled if his registration is transferred to be paid a Compensation Fee by the Transferee Club.

Out of Contract Players

15.                               An Out of Contract Player may seek to be registered by any Transferee Club.

16.                               Upon receiving a formal written offer to effect the New Registration of an Out of Contract Player whose registration it holds, a Club shall forthwith notify the Player and the Secretary in writing to that effect.

17.                               Provided that the following conditions are satisfied, a Compensation Fee shall be paid to a Transferor Club by a Transferee Club upon effecting the New Registration of an Out of Contract Player:

17.1                           the Out of Contract Player in question must be under the age of 24 years;

17.2                           on or before the third Saturday in May in the year in which the Player’s contract is to expire or, in the circumstances mentioned in Rule L.31, within 4 days of the last relevant F.A. Cup match or League Match in that year having been played, the

Transferor Club must send to the Player Form 18 offering him a new contract on the terms therein set out, which must be no less favourable than those in his current contract;

17.3                           any offer made on Form 18 by a Club to a Player under the provisions of Rule M.17.2 shall remain open and capable of acceptance by the Player for a period of one month from the date upon which it was sent by the Club by ordinary first class post to his usual or last known address;

17.4                           a copy of Form 18 must be sent forthwith to the Secretary.

18.                               Contract terms shall be deemed to be no less favourable if, disregarding any provision for a Signing on Fee in the Player’s current contract which is stated to be a once only payment, they are at least equal in value to the most favourable terms to which the Player was or is entitled in any year of his current contract.

The Player’s Options

19.          Upon receiving an offer on Form 18 a Player may either

19.1                           accept the same within one month of its date and enter into a new contract with his Club in the terms offered; or

19.2                           decline it in writing.

20.                               If the Player considers that the terms offered by his Club and set out in Form 18 are less favourable than those in his current contract, he may give notice to that effect to his Club and the Secretary in Form 19 and apply for a free transfer.

21.                               Such application shall be determined by the Board and if it succeeds:

21.1                           the Player’s Club will not be entitled to a Compensation Fee upon a Transferee Club effecting his New Registration and

21.2                           the Player will receive severance pay in accordance with his contract.

The Club’s Options

22.                               If a Club makes an offer to a Player on Form 18 and the Player declines it, upon the expiry of the Player’s contract the Club may either:

22.1                           enter into a Conditional Contract with the Player in such financial terms as may be agreed; or

22.2                           enter into a Week by Week Contract with the Player; or

22.3                           if neither a Conditional Contract nor a Week by Week Contract has been entered into or a Week by Week Contract has been determined by the Club, continue to pay the Player the amount of the basic wage under his expired contract;

and in any such case the Club shall be entitled to a Compensation Fee upon a Transferee Club effecting the Player’s New Registration provided he then remains under the age of 24 years and the other conditions set out in Rule M.17 have been satisfied.

23.                               The financial terms of a Week by Week Contract shall be those contained in the Player’s expired contract, excluding any Signing-on Fee, except that the Player shall be entitled to receive such incentives (if any) as are payable by the Club to its Contract Players with effect from the date of his new contract.

24.                               An Out of Contract Player who continues to receive from his Club the amount of his basic wage under the provisions of Rule M.22.3 shall not be entitled to play for that Club.  If such Out of Contract Player unreasonably refuses an offer of employment by another Club (or club), his Club may make application to the Premier League Appeals Committee for an order that payments to the Out of Contract Player may cease without affecting his Club’s entitlement to a Compensation Fee.

25.                               A Club which having continued to pay the Player the amount of his basic wage under Rule M.22.3 intends to cease making such payments shall give to the Player 2 weeks’ notice to that effect and upon a Transferee Club effecting the Player’s New Registration the Club shall not be entitled to a Compensation Fee.

The Compensation Fee

26.                               The Compensation Fee payable by a Transferee Club to a Transferor Club upon the transfer of the registration of a Contract Player to the Transferee Club shall be such sum as shall have been agreed between the Transferee Club and the Transferor Club and set out in the Transfer Agreement.

27.                               The Compensation Fee likewise payable in respect of an Out of Contract Player under the provisions of Rule M.17 shall be:

27.1                           such sum as shall have been agreed between the Transferee Club and the Transferor Club or in default of agreement

27.2                           such sum as the Professional Football Compensation Committee on the application of either Club shall determine.

28.                               A Club which is a Transferor Club shall provide to any previous Club or Football League club with which a player was registered, and which has a right to sell-on fee in respect of any transfer of that player, full details of any Compensation Fee and Contingent Sum(s) to which it becomes entitled.  The Club receiving the information shall not disclose or divulge it directly or indirectly to any third party without the prior written consent of the Transferor Club save to statutory and regulatory authorities or as may be required by law or to its Auditors.

Method of Payment

29.                               Subject to Rules M.30 and M.35, all Compensation Fees, Loan Fees (including in both cases instalments thereof) and Contingent Sums payable to a Club or to a Football League club shall be paid (together in each case with Value Added Tax at the then current rate) by the Transferee Club into the Compensation Fee Account by telegraphic transfer or by such other means as the Board may from time to time direct.

30.          If a Club assigns its entitlement to a Compensation Fee or Loan Fee instalment pursuant to Rule L.37.10:

30.1                           it shall procure by means of a legally enforceable agreement that monies payable by virtue of the assignment are paid into the Compensation Fee Account by the assignee; and

30.2                           it shall irrevocably and unconditionally instruct the Transferee Club to pay such monies to the assignee upon their becoming due.

31.                               Subject to Rule M.37.2, forthwith upon receiving monies into the Compensation Fee Account the Board shall pay the same to the Transferor Club entitled to receive them.

32.                               A Transfer Agreement shall provide that the agreed Compensation Fee together with Value Added Tax at the then current rate shall be paid on or before the expiry date of the initial contract between the Transferee Club and the Contract Player.  Compensation Fee instalments shall be paid on or before the dates set out in the Transfer Agreement (and if any such date is not a Working Day then the instalment shall be paid on the Working Day which immediately precedes that date).

33.                               Where any Compensation Fee payable under the provisions of Rule M.17 is not agreed between the Transferee Club and the Transferor Club, the Transferee Club shall upon applying to register the Out of Contract Player pay into the Compensation Fee Account at least half the Compensation Fee offered to the Transferor Club and the balance shall likewise be paid as determined by the Professional Football Compensation Committee under Rule M.27.2.

34.                               If the registration of a Player is further transferred before the Compensation Fee in respect of an earlier transfer is paid in full, the Transferee Club in that earlier transfer shall forthwith pay the balance of such Compensation Fee into the Compensation Fee Account save where it has received an instruction in accordance with Rule M.30.2, in which case it shall pay such balance to the assignee named in the instruction on the date or dates when it becomes due under the Transfer Agreement pursuant to which it acquired the registration of the Player.

35.                               An agreement for an International Transfer and a Transfer Agreement with a Transferor Club which is not in membership of the League or the Football League shall provide that the Compensation Fee, any instalments thereof and any Contingent Sums payable by the

Transferee Club shall be paid (together with any Value Added Tax payable in respect thereof) to the Football Association by telegraphic transfer or by such other means as the Board may from time to time direct for payment to the Transferor Club in accordance with the Football Association Rules.

36.                               Upon the happening of a contingent event resulting in a Contingent Sum becoming payable:

36.1                           in the case of an International Transfer, the Transferee Club shall forthwith inform the Transferor Club in writing to that effect and within 7 days pay such Contingent Sum in accordance with Rule M.35;

36.2                           in every other case, the Transferee Club shall forthwith inform the Transferor Club to that effect on Form 20 and within 7 days pay such Contingent Sum in accordance with Rule M.29.

37.          If any Transferee Club acts in breach of Rules M.29 or M.32 to M.36 inclusive:

37.1                           the Board shall have power to refuse any application by that Transferee Club to register any Player until any sums then payable to its Transferor Club are paid;

37.2                           out of any monies held by the Board for or on behalf of or to the order of that Transferee Club (whether in the Compensation Fee Account or otherwise), the Board shall have power to pay to its Transferor Club any amount not exceeding the sum due to it from the Transferee Club under the provisions of this Section of these Rules;

37.3                           the Board shall have power to impose a penalty in accordance with the tariff of applicable penalties which it shall from time to time notify to Clubs;

37.4                           that Transferee Club shall pay to its Transferor Club interest on any part of a Compensation Fee or Contingent Sum not paid on its due date at the rate of 5 per cent over the base rate from time to time of Barclays Bank Plc from that date until the date of payment together with such other penalty as the Board in its discretion may decide.

Transfer Levy

38.                               Subject to Rule M.39, upon payment of a Compensation Fee or a Contingent Sum, a Club shall forthwith pay to the League a levy equal to 4 per cent. of the sum paid (net of any Value Added Tax) and in the case of a Compensation Fee payable by instalments, the levy upon the whole of it shall be paid as aforesaid upon the Transferee Club applying to register the Player to which it relates.

39.                               Levy shall not be payable on a Loan Fee unless the registration of the Contract Player who is the subject of the Temporary Transfer is transferred on a permanent basis from the Transferor Club to the Transferee Club during, or within four months of the expiry of, the Temporary Transfer, in which case a levy equal to 4 per cent of the aggregate of any Loan Fee and Compensation Fee shall be paid to the League.

40.                               The sums received by the League by way of levy shall be used to pay premiums due under the Professional Footballers’ Pension Scheme and any surplus shall be returned to Clubs each year in proportion to the levy paid by each of them in that year.

SECTION N

YOUTH DEVELOPMENT

Definitions and Interpretation

1.                                      “Academy Manager” means the person responsible for the operation of a Club’s Football Academy and “Assistant Academy Manager” means a person assisting him.

2.                                      “Authorised Games” means:

2.1                                 international games arranged by a national association including preparation and trials therefore; or

2.2                                 games in which the Student plays for the Club holding his registration:

2.2.1                        in its first or reserve teams; or

2.2.2                        which are comprised in the games programme organised and administered in accordance with Rule N.101; or

2.2.3                        which are comprised in youth tournaments participation in which is limited to Football Academy teams or which are sanctioned by the Football Association or by a foreign national association; or

2.3                                 friendly games organised by the Club holding the Student’s registration and played at a Football Academy participation in which is limited to Students registered at a Football Academy or Trialists; or

2.4                                 friendly games against any opposition played in the Premier Academy League close season in which the Student plays for the Club holding his registration; or

2.5                                 games organised by the English Schools Football Association or Independent Schools Football Association or an association affiliated to either of such Associations in which the Student plays with the prior agreement of his Parents (in the case of a Student under the age of 18 years) and the Club holding his registration; or

2.6                                 trial games for other Clubs or Football League clubs in which the Student plays with the prior written permission of the Club holding his registration; or

2.7                                 any other game authorised by the Board.

3.                                      “Centre of Excellence” means a training establishment operated by a Club in accordance with this Section of these Rules.

4.                                      “Centre of Excellence Manager” means the person responsible for the operation of a Club’s Centre of Excellence.

5.                                      “Development Centre” means any training establishment operated by a Club which is not a Football Academy or Centre of Excellence and includes any such establishment by whatever name or title it is known.

6.                                      “Football Academy” means a training establishment operated by a Club in accordance with this Section of these Rules.

7.                                      “Full Time Education” means the education provided for registered pupils at primary or secondary schools or full time equivalent students at colleges of further education.

8.                                      “Premier Academy League” means the league of that name managed, organised and controlled by the League and governed by the Premier Academy League Rules.

9.                                      “Scholarship Agreement” means an agreement made between a Club and a Student in Form 21.

10.                               “Student” means a player (other than a Contract Player, an Amateur Player or a Trialist) playing in age groups Under 9 to Under 21 who is coached by or at or playing football for or at a Football Academy or a Centre of Excellence operated by a Club which holds his registration.

11.                               “Trialist” means a player playing in age groups Under 9 to Under 21 who is attending a Football Academy or a Centre of Excellence on trial under the provisions of Rule N.37.

12.                               For the purpose of this Section of these Rules:

12.1                           Students shall be placed in one of 13 age groups commencing with age group Under 9 and ending with age group Under 21; and

12.2                           the age group into which each Student shall be placed shall be determined by his age on the 31st August in the year in question.

Operation of Football Academies, Centres of Excellence and Satellites

13.                               Subject to the requirements of this Section of these Rules, a Club may operate either a Football Academy or a Centre of Excellence.

14.                               With the prior written consent of the Board:

14.1                           a Club which operates a Football Academy may also operate one satellite Football Academy; and

14.2                           a Club which operates a Centre of Excellence may also operate one satellite Centre of Excellence;

provided that a satellite Football Academy or a satellite Centre of Excellence may be attended only by Students in age groups Under 9 to Under 16 inclusive and that at least once in each week of operation they are coached or play with Students attending the Football Academy or Centre of Excellence operated by the Club.

Licensing of Football Academies and Centres of Excellence

15.                               A Club shall not operate a Football Academy or a Centre of Excellence unless it holds a current licence issued by the Board permitting it to do so.

16.                               An application for a Football Academy licence shall be made by completing and submitting to the Secretary Form 22.

17.                               An application for a Centre of Excellence licence shall be made by completing and submitting to the Secretary Form 23.

18.                               The Board shall issue a licence upon being reasonably satisfied that the applicant Club is able to comply with the requirements of this Section of these Rules.

19.                               A licence shall be valid for 5 years; the Board shall have power to suspend a licence for such period as it thinks fit or to revoke the same if it is no longer satisfied that the Club holding the licence is able to comply with this Section of these Rules or if an Official employed by the Club at its Football Academy or Centre of Excellence is in breach of them.

20.                               A licence issued under the provisions of the Football League Regulations to a Club which is thereafter promoted to the League shall be treated for the purpose of this Section of these Rules as having been issued by the League.

21.                               A Club to which a Football Academy licence or a Centre of Excellence licence has been issued may during its currency surrender the same and shall do so if, in the case of a Club operating a Football Academy, it applies for and is granted a Centre of Excellence licence or, in the case of a Club operating a Centre of Excellence, it applies for and is granted a Football Academy licence.

Monitoring of Football Academies, Centres of Excellence and Satellites

22.                               The League will monitor Football Academies, Centres of Excellence and satellites operated by Clubs to ensure compliance with this Section of these Rules and will, in particular, procure that each is visited at least 3 times each Season by a person appointed for that purpose by the League.  Such person shall be entitled to have access to all records kept in accordance with the requirements of these Rules.

23.                               At least twice each Season such person will present to the League, to the Club concerned and, at its request, to the Football Association a written report on monitoring visits made.

24.                               As soon as practicable after the end of each Season, such person will present to the Football Association, the League and the Club concerned a written annual report on each Football Academy, Centre of Excellence and satellite operated by Clubs.

Facilities and Accommodation

25.                               Subject to Rule N.133, the minimum facilities and accommodation to be provided by a Football Academy shall be:

25.1                           grass pitches as set out in the following table of the various sizes specified by the Board under the provisions of Rule N.106:

Number of Teams	Number of Pitches
5-6	3
7-8	4
9	5
10 or more	6

25.2                           1 outdoor Artificial Surface pitch;

25.3                           1 indoor playing area measuring 60 yards by 40 yards;

25.4                           adequate medical treatment and examination areas;

25.5                           changing rooms equal in number to the number of teams (including visiting teams) playing at the Football Academy at any one time so that each such team has exclusive use of a changing room;

25.6                           adequate washing and toilet facilities for the exclusive use of Students registered there;

25.7                           separate adequate washing and toilet facilities for the use of visiting teams;

25.8                           separate adequate changing rooms and washing and toilet facilities for the exclusive use of Match Officials;

25.9                           separate adequate changing rooms and washing and toilet facilities for the exclusive use of therapists and coaches employed at the Football Academy;

25.10                     adequate homework and study area for 40 Students;

25.11                     Parents’ lounge;

25.12                     computerised registration and Student records;

25.13                     Email and Internet links to the Football Association and the League.

26.                               The minimum facilities and accommodation to be provided by a satellite Football Academy shall be:

26.1                           1 suitable playing area measuring 60 yards by 40 yards for each 40 Students in age groups Under 9 to Under 12;

26.2                           1 suitable playing area measuring 60 yards by 40 yards for each 30 Students in age groups Under 13 to Under 14;

26.3                           1 suitable playing area measuring 60 yards by 40 yards for each 20 Students in age groups Under 15 to Under 16;

26.4                           adequate changing, washing and toilet facilities for the number of Students attending there;

26.5                           the facilities and accommodation required under the provisions of Rules N.25.2, N.25.4, N.25.10, N.25.11, N.25.12 and N.25.13.

27.                               The minimum facilities and accommodation to be provided at a Centre of Excellence and a satellite Centre of Excellence shall be:

27.1                           a coaching area of a size considered by the Board to be appropriate for the number of Students registered;

27.2                           adequate changing, washing and toilet facilities for such number of Students;

27.3                           a separate treatment room;

27.4                           speedy access to qualified medical assistance.

Staffing Requirements

28.                               Staff employed at Football Academies or Centres of Excellence and their satellites in the various capacities in Rule N.29 shall each calendar year undertake a minimum of 36 hours (18 hours in the case of coaches employed pursuant to Rule N.30.7) continuing professional development training provided by the Club and shall maintain a record thereof and produce the same for inspection by an officer of the League on demand.

29.          Those members of staff to whom the requirements of Rule N.28 apply are:

29.1                           Heads of Education and Welfare;

29.2                           therapists;

29.3                           staff assisting Academy Managers or Centre of Excellence Managers or Heads of Education and Welfare or therapists in the performance of their duties;

29.4                           coaches employed pursuant to Rule N.30.7.

30.                               The minimum staffing levels of Football Academies shall be:

30.1                           1 Academy Manager (full time) who (subject to Rule N.134) shall hold a current Academy Manager Licence;

30.2                           1 Assistant Academy Manager for age groups Under 9 to Under 16 inclusive (full time);

30.3                           1 Chartered Physiotherapist (full time);

30.4                           1 full time therapist (or more than 1 together employed on a full time basis) who in each case shall be either a Chartered physiotherapist or a registered member of The Health Professions Council or shall hold the Football Association’s Diploma in the Treatment and Management of Injuries or an equivalent or higher qualification;

30.5                           1 Head of Education and Welfare (full time) who shall be a qualified teacher who has taught at a primary or secondary school or college of further education;

30.6                           1 qualified medical practitioner (on call);

30.7                           a sufficient number of coaches (full or part-time) to provide a minimum of one coach to every 10 Students for each coaching session;

30.8                           1 specialist goalkeeping coach (full or part time).

31.                               Subject to Rule N.134, Assistant Academy Managers shall hold a valid UEFA “A” Coaching Award and other coaches employed at Football Academies shall hold a valid UEFA “B” Coaching Award.

32.                               The minimum staffing levels of Centres of Excellence shall be:

32.1                           1 Centre of Excellence Manager (full time) who (subject to Rule N.134) shall hold a current UEFA ‘A’ Coaching Award;

32.2                           a sufficient number of coaches (full or part time) to provide a minimum of one coach to every 10 Students for each coaching session;

32.3                           a therapist whose minimum qualification shall be the successful completion of the Football Association’s Diploma in the Treatment and Management of Injuries course or an equivalent or higher qualification;

32.4                           1 specialist goalkeeping coach (full or part time).

33.                               Subject to Rule N.134, coaches employed at Centres of Excellence shall hold a valid UEFA ‘B’ Coaching Award.

34.                               The minimum staffing levels of satellite Football Academies and satellite Centres of Excellence shall be determined by the Board from time to time.

35.                               All Football Academy and Centre of Excellence staff engaged in coaching Students must attend a Football Association Emergency Aid Training Course every 3 years.

36.                               A therapist qualified as required by Rules N.30.4 or N.32.3 or a coach who holds the Football Association’s Diploma in the Treatment and Management of Injuries or an equivalent or higher qualification or a member of staff who holds a current recognised First Aid at Work qualification shall be present at all coaching sessions and games taking place at Football Academies or Centres of Excellence.

Trials

37.                               Subject to the conditions set out in Rule N.38, a Trialist may attend a Football Academy or Centre of Excellence for up to 6 consecutive weeks in any one Season without being registered provided that:

37.1                           at least 7 days’ prior written notice to that effect shall be given to any junior club of which such Trialist is a member; and

37.2                           before the trial commences his particulars shall be notified forthwith to the League by sending to the Secretary Form 24 duly completed.

38.                               The conditions referred to in Rule N.37 are as follows:

38.1                           a trial may be offered or given by a Club to anyone in age groups Under 9 to Under 12 inclusive who has his permanent residence within one hour’s travelling time of the Club’s Football Academy or Centre of Excellence;

38.2                           a trial may be offered or given by a Club to anyone in age group Under 13 who has his permanent residence within one and a half hours’ travelling time of the Club’s Football Academy or Centre of Excellence;

38.3                           a trial may be offered or given by a Club to anyone in age groups Under 14 to Under 16 inclusive.

38.4                           subject to Rule N.38.5.2, a trial may be offered or given by one or more Clubs to a Student in age group Under 16 who has been informed by the Club holding his registration that it will not offer to enter into a Scholarship Agreement with him; any such trial or series of trials may not in the aggregate exceed 6 weeks;

38.5                           a trial may not be offered or given to anyone:

38.5.1                  who is on trial at another Football Academy or Centre of Excellence; or

38.5.2                  whose registration is held by another Club (or club) except with the written consent of such Club (or club) or in the case of a Student who is exercising his entitlement under either Rule N.61 or Rule N.62 to seek registration as a Student at the Football Academy or Centre of Excellence of another Club (or club).

Any question or dispute concerning the travelling time requirements in this Rule shall be determined by the Board in its absolute discretion.

39.                               If a Trialist attending a Football Academy or Centre of Excellence is injured so that he cannot be coached or play football or if the period of his trial is interrupted by any other occurrence, application may be made to the Board in writing to extend the period of his trial, giving full reasons therefore, and the Board shall have power to extend such period in such terms as it may think fit.

40.                               If before the date upon which a Trialist’s trial period is due to end his trial is terminated, notice to that effect shall be given to the League by sending to the Secretary Form 25 duly completed.

Pre-Registration Agreements

41.                               Subject to the provisions of Art. 19 of the FIFA Regulations for the Status and Transfer of Players, on or after 1st January in any Season a Club may enter into a pre-registration agreement with a player who does not reside within one and a half hours’ travelling time of its Football Academy or Centre of Excellence provided that such a player is then:

41.1                           in his Under 16, Under 17 or Under 18 year; and

41.2                           in Full Time Education; and

41.3                           not registered with another Club or Football League club.

42.                               A pre-registration agreement shall be in Form 26 and shall include an undertaking by the Club to enter into a Scholarship Agreement with the player upon the Club having acquired the player’s Student registration and

42.1                           in the case of a player in his Under 16 year, upon his having reached the statutory school leaving age applicable in England; or

42.2                           in the case of a player in his Under 17 or Under 18 year, upon his ceasing Full Time Education.

Unless authorised in writing by the Board, a breach of such an undertaking will constitute a breach of these Rules.

43.                               Clubs shall submit to the Secretary copies of all pre-registration agreements within 5 days of their being entered into.

44.                               A written coaching programme shall be annexed to each pre-registration agreement and the player shall not be coached by or at the Club’s Football Academy or Centre of Excellence or participate in its games, tours or tournaments until the programme has been approved in writing by the Board and then only to the extent set out in the programme.

Registration of Students

45.                               Except for Trialists attending trials in accordance with Rule N.37 and players with whom a Club has entered into a pre-registration agreement in accordance with Rule N.41, no player shall be coached by or at a Football Academy or Centre of Excellence or participate in games, tours or tournaments in which the Club operating that Football Academy or Centre of Excellence is involved unless that Club holds his registration.

46.                               Subject to Rules N.64, N.65 and N.69, players in age groups Under 9, Under 10, Under 11, Under 12, Under 14 and Under 16 shall be registered for 1 year and those in age groups Under 13 and Under 15 for 2 years.

47.                               The registration of Students will be undertaken by the League.

48.                               Student registrations undertaken by the Football League which are held by Clubs promoted to the League shall be treated as having been undertaken by the League provided all circumstances surrounding that registration comply with these Rules, failing which the League shall be at liberty to reject that registration unless otherwise determined by the Board.

49.                               An application for the registration of a Student at a Football Academy shall be made by completing and submitting to the Secretary Form 27 signed on behalf of the Club by an Authorised Signatory together with a copy of the Code of Conduct referred to in Rule N.128 duly signed on behalf of the Club and by the Student and his Parent.

50.                               An application for the registration of a Student at a Centre of Excellence shall be made by completing and submitting to the Secretary Form 28 signed on behalf of the Club by an Authorised Signatory.

51.                               A Club shall request each Student (or if he is a minor his parent or guardian) to complete Form 28A at the same time that he completes Form 27 or Form 28 (as appropriate). If he does so the Club shall submit the completed Form 28A to the Secretary at the same time that it submits Form 27 or Form 28 (as appropriate).

52.                               An application in Form 27 or Form 28 shall be refused if it is made in respect of a player with whom a Club (or club), other than the applicant Club, has entered into a pre-registration agreement which remains current.

53.                               Except in the case of an application in Form 27 or Form 28 made to enable a Club and a player forthwith to enter into a Scholarship Agreement, a player shall not be registered as a Student unless he is in Full Time Education.

54.                               The maximum numbers of Students registrable by a Club at any one time are as follows:

Age groups Under 9 to Under 14 inclusive:	30 in each age group
Age groups Under 15 and Under 16 inclusive:	20 in each age group
Age groups Under 17 to Under 21 inclusive:	15 in each age group

55.                               No Club shall be permitted to register any Student in the Under 9 age group before the third Saturday in April immediately preceding his Under 9 year.

56.                               Subject to Rule N.57, Students in age groups Under 9 to Under 12 inclusive must reside within one hour’s travelling time and those in age groups Under 13 to Under 16 inclusive within one and a half hours’ travelling time of the Football Academy or Centre of Excellence at which they are registered. Any question or dispute concerning the travelling time requirement in this Rule shall be determined by the Board in its absolute discretion.

57.                               A player in age groups Under 14 to Under 16 inclusive who resides more than one and a half hours’ travelling time from the nearest Football Academy or Centre of Excellence may be registered as a Student there subject to the following conditions:

57.1                           an application for registration of a Student under the provisions of this Rule shall be accompanied by a written coaching programme which shall include full particulars of any coaching the player will receive at or in the locality of his place of residence;

57.2                           the coaching programme shall be designed so as to ensure that it does not cause the player to be absent from school;

57.3                           in the case of a Student registered under the provisions of this Rule at a Football Academy, the Head of Education and Welfare shall make enquiries of the Student’s school at least 4 times each Season during the currency of his registration so as to satisfy himself that the Student’s best interests are being served by the coaching programme and that it is not adversely affecting his education; the result of each enquiry shall be reported in writing to the Academy Manager who in the event of an adverse report shall apply to the Board for the cancellation of the Student’s registration;

57.4                           in the case of a Student registered under the provisions of this Rule at a Centre of Excellence, the enquiries of the school and any application for the cancellation of the Student’s registration shall be made by the Centre of Excellence Manager;

57.5                           unless any other travelling arrangements have been submitted to and approved in writing by or on behalf of the Board, on the occasion of each visit by the Student to the Football Academy or Centre of Excellence at which he is registered he shall be accompanied on both the outward and the return journey by his Parent.

58.                               An application to register a Student shall be refused if:

58.1                           the Student the subject of the application is in age groups Under 10, Under 11 or Under 12; and

58.2                           the registration of that Student was held by another Club (“the former Club”) within the period of 12 months prior to the making of the application; and

58.3                           the former Club had given notice to that Student under the provisions of Rules N.60.1 or N.60.2 that it intended to retain his registration; and

58.4                           the Club making the application had within the said period of 12 months registered 2 Students in age groups Under 10, Under 11 or Under 12 whose registrations had been held by the former Club.

59.                               On or before the third Saturday in April in every year each Club shall send to the Secretary a list in Form 29 containing the names of each of the Students whose registration it then holds (other than those who have entered into a Scholarship Agreement whose names are included in the list required by Rule L.30), indicating which it retains, which it intends to retain and which it intends to terminate with effect from the second Saturday in May next following.

End of Season Procedure

60.                               Except in the case of a Student who has been offered and has accepted a Scholarship Agreement with a Club or a Student whose registration has been extended under the provisions of Rule N.64:

60.1                           on or before the third Saturday in April in every year in which his registration is held, each Club shall give or send to each of its Students in age groups Under 9 to Under 11 Form 30 notifying him whether it intends to retain or to terminate his registration with effect from the second Saturday in May next following;

60.2                           on or before the third Saturday in April, each Club shall give or send to each of its Students in age groups Under 12 and Under 14 Form 30A notifying him whether it intends to retain his registration for the next two seasons or to terminate it with effect from the second Saturday in May next following.

61.                               A Student who receives notification under Rule N.60.1 or Rule N.60.2 of his Club’s intention to terminate his registration shall be at liberty following receipt of such notification to seek registration as a Student at the Football Academy or Centre of Excellence of any other Club (or club).

62.                               A Student who receives notification under Rule N.60.1 or Rule N.60.2 of his Club’s intention to retain his registration shall likewise be at liberty after the second Saturday in May next following receipt of such notification to seek registration as a Student at the Football Academy or Centre of Excellence of any other Club (or club) provided that:

62.1                           by the 30th April next following receipt of the notification he has given written notice to his Club and the Secretary terminating his registration and

62.2                           he has received the Secretary’s written acknowledgement of the same.

63.                               A Student in age group Under 16 who has not received an offer to enter into a Scholarship Agreement by the 1st March shall thereafter be at liberty to seek registration as a Student at the Football Academy or Centre of Excellence of any other Club (or club).

Extension of Student Registration

64.                               With his and his Parent’s consent, at any time after a Student’s twelfth birthday his registration may be extended until such time as he completes his Full Time Education by completing and submitting to the Secretary Form 31.

Termination of Student Registration

65.                               Subject to Rule N.66, the registration of a Student who has not entered into a Scholarship Agreement with a Club shall terminate upon the happening of the earliest of the following events:

65.1                           the Student completing his Full Time Education; or

65.2                           the receipt by the Secretary at any time of a mutual cancellation notification in Form 32 duly completed and signed by the Student and his Parent and on behalf of the Club holding his registration; or

65.3                           the receipt by the Secretary of the Student’s notice duly given in accordance with the provisions of Rule N.62.1; or

65.4                           the second Saturday in May next following the receipt by the Secretary of Form 29 upon which his Club has indicated its intention to terminate the Student’s registration with effect from that date; or

65.5                           the expiry, surrender, suspension or revocation of the Football Academy or Centre of Excellence licence of the Club holding the registration.

66.                               The Board shall have power at any time to cancel the registration of a Student upon the written application of either:

66.1                           the Student (or, if the Student is a Child, his Parent on his behalf); or

66.2                           the Club holding his registration.

67.                               The Board shall determine such an application in such manner as it shall think fit and, in particular, shall have power to appoint one or more suitably qualified persons to enquire into all the circumstances of the application (adopting such procedures as are considered appropriate) and to report to the Board, recommending whether the application should be granted or refused.

68.                               Upon a Student’s registration terminating by virtue of the provisions of Rule N.65.2, the Secretary shall provide him with a copy of Form 32 as evidence thereof.

69.                               The registration of a Student who has entered into a Scholarship Agreement with a Club shall terminate on the termination of that agreement or, if earlier, upon such Student becoming a Contract Player.

Scholarships

70.                               On or after the 1st January in the year in which he attains the age of 14 years and in any event on or before the 1st March in his Under 16 year, a Club may offer to enter into a Scholarship Agreement with a Student whose registration it holds.

71.                               A Club may likewise offer to enter into a Scholarship Agreement with a Student in age group Under 16 who is seeking registration under the provisions of Rule N.63.

72.                               Any offer made under the provisions of Rules N.70 or N.71 shall be in Form 33, a copy of which shall be sent to the Secretary by the Club making the offer within 5 days of it being made.

73.                               A Student receiving an offer in Form 33 shall respond thereto within 28 days by completing and submitting to the Club making the offer Form 34, a copy of which shall be sent to the Secretary by the Club within 5 days of receipt. A Student who does not accept the offer shall be at liberty after the second Saturday in May to seek registration at any other Club (or club).

74.                               A Student who fails to respond as required by Rule N.73 shall be deemed to have not accepted the offer.

75.                               A Club may enter into a Scholarship Agreement with a Student if:

75.1                           it holds his Student registration; or

75.2                           his Student registration is not held by another Club (or club); and

75.3                           (except in the case of a Student who has entered into a Scholarship Agreement with another Club (or club) which has been cancelled by mutual agreement) he is under the age of 18 years; and

75.4                           the scholarship agreement commences no earlier than the last Friday in June in the academic year in which the Student reaches the age of 16.

76.                               A Student who enters into a Scholarship Agreement with a Club:

76.1                           shall be entitled to receive such remuneration as shall be determined by the Board from time to time; and

76.2                           shall be required to complete his Education Programme (as defined in Form 21).

77.                               The registration of a Student who enters into a Scholarship Agreement with a Club shall be effected by completion of and submission to the Secretary of Football Association Form G(4), signed on behalf of the Club by an Authorised Signatory, together with copies of the Student’s Scholarship Agreement and birth certificate.

78.                               If the parties to a Scholarship Agreement have agreed in writing that they will enter into a contract of employment in Form 13A prior to or immediately upon the termination of the Scholarship Agreement, and provided that the written agreement between them specifies the length of the contract and full details of all the remuneration and benefits payable under it, the Club shall not be obliged to complete and sign a mutual cancellation notification upon the Student’s application for cancellation of his registration pursuant to clause 13.1 of the Scholarship Agreement. If the Club chooses not to cancel the Student’s registration, the Student shall remain registered with the Club and the Scholarship Agreement shall remain in full force and effect.

Appeal against Termination

79.                               An appeal by a Student under the provisions of clause 10.3 or by a Club under the provisions of clause 12.3 of Form 21 shall be commenced by notice in writing addressed to the other party to the agreement and to the Secretary.

Appeal against Disciplinary Decision

80.                               An appeal by a Student under the provisions of paragraph 3.3.2 of the Schedule to Form 21 shall be commenced by notice in writing addressed to the Club and to the Secretary.

81.                               Appeals pursuant to Rule N.79 or Rule N.80 shall be conducted in such manner as the Board may determine.

82.                               The Board may allow or dismiss any such appeal and make such other order as it thinks fit.

Orders for Costs

83.                               The Board shall have power to make an order for costs:

83.1         in determining appeals under Rule N.79 or Rule N.80; and

83.2         if any such appeal, having been commenced, is withdrawn.

84.                               The Board shall have power to determine the amount of any such costs which may include, without limitation, those incurred by the Company in the conduct of the appeal.

85.                               Costs ordered to be paid as aforesaid shall be recoverable:

85.1         in the case of a Club, under the provisions of Rule C.51; or

85.2         in the case of a Student, as a civil debt.

Further Appeal

86.                               Within 14 days of a decision of the Board given under the provisions of Rule N.82 either party may by notice in writing appeal against such decision to the Premier League Appeals Committee whose decision shall be final.

Approaches by and to Clubs

87.          A Club shall not, either directly or indirectly, make any approach to or communicate with:

87.1         a Student registered by another Club (or club) at its Football Academy or Centre of Excellence; or

87.2         a player with whom another Club (or club) has entered into a pre-registration agreement which remains current.

88.                               A public statement made by an Official of or Agent for a Club expressing interest in a Student whose registration is held by another Club (or club) or a player with whom another Club (or club) has entered into a pre-registration agreement which remains current shall be deemed for the purpose of Rule N.87 to be an indirect approach in breach thereof.

89.                               Except as permitted by Rules N.61 and N.62, a Student whose registration is held by a Club shall not, either directly or indirectly, make any approach to another Club (or club).

Inducements

90.                               Except that a Club may, not earlier than the 1st January next following the commencement of his Under 16 year, offer a Student a contract as a Contract Player upon his attaining the age of 17 years and subject to Rules N.41 and N.70:

90.1                           no Club shall induce or attempt to induce a player to become registered as a Student by that Club by offering him, or any Person connected with him, either directly or indirectly, a benefit or payment of any description whether in cash or in kind;

90.2                           no Club shall likewise induce or attempt to induce a Student to enter into a Scholarship Agreement and in particular no Club shall pay or offer to pay to a Student upon his entering into a Scholarship Agreement remuneration in excess of the remuneration referred to in Rule N.76.1;

90.3                           no Student shall, either directly or indirectly, accept any such inducement.

Compensation

91.                               The registration of a Student at a Football Academy under Rule N.49 or at a Centre of Excellence under Rule N.50 and the registration of a Student who has entered into a Scholarship Agreement under Rule N.77 shall impose an obligation on the applicant Club to pay compensation for the training and development of that Student to the Club (or club) (if any) which last held his registration if:

91.1                           in the case of a Club, it had indicated in Form 29 its intention to retain the registration of that Student; or

91.2                           in the case of a Football League club, it had indicated in the prescribed form its like intention; or

91.3                           in either case, it had offered to enter into a Scholarship Agreement with the Student which offer the Student had not accepted; or

91.4                           the Student sought registration at the applicant Club because he had moved residence outside the permitted travelling time of the former Club (or club).

92.                               The New Registration of a Contract Player under Rule L.15 shall likewise impose an obligation on the Club next holding his registration to pay to the former Club (or club) compensation for the training and development of that Player if the former Club (or club):

92.1         had held that Player’s registration as a Student; and

92.2                           had offered to enter into a Scholarship Agreement with him which offer he had not accepted; or

92.3                           had entered into a Scholarship Agreement with him; and either

92.4                           the Scholarship Agreement had been terminated at the Player’s request; or

92.5                           in accordance with the terms thereof the former Club (or club) had offered him a contract as a Contract Player which offer he had not accepted.

93.          The amount of compensation shall be:

93.1                           such sum as shall have been agreed between the applicant Club (or club) and the former Club or in default of agreement

93.2                           such sum as the Professional Football Compensation Committee on the application of either Club (or club) shall determine.

Learning Programme

94.                               Each Football Academy shall prepare and maintain a learning programme for Students encompassing technical training and educational development.  The programme, which shall identify objectives and the extent to which they are achieved, shall be based on the advice given from time to time by the Football Association.

Educational Requirements

95.                               Each Football Academy shall provide appropriate and adequate educational support for its registered Students at primary, secondary and tertiary levels.

96.                               It may do so by means of an arrangement with one or more schools or other educational establishments in which event:

96.1                           such arrangement shall be notified to and approved by the League and

96.2                           upon the arrangement being approved it shall be the duty of the Head of Education and Welfare to liaise with the establishments concerned so as to procure that the best interests of Students attending them are served.

97.                               Any offer made by a Club to a Student to register him as a Contract Player shall be conditional upon such Student continuing and completing an appropriate programme of education.

Relationship with Schools

98.                               With the approval of the Student’s Parents, each Head of Education and Welfare shall consult the school at which each Student attending his Football Academy is a pupil in the best interests of the Student’s technical, educational, academic and social welfare.

Coaching Requirements

99.                               The minimum length of coaching sessions (excluding games) required to be provided to registered Students at Football Academies in each week during the Season shall be:

• age groups Under 9 to Under 11	3 hours (divided into 2 sessions)

• age groups Under 12 to Under 16	5 hours (divided into 3 sessions)

• age groups Under 17 to Under 21 (excluding Students who are members of a Club’s first team squad)	12 hours

100.        The above provisions of Rule N.99 do not apply to Students at Centres of Excellence.

Games Programme

101.                        The League, in consultation with the Football League, will organise and administer a games programme for Students at Football Academies which shall comprise matches played under the jurisdiction of the Premier Academy League and in all other cases matches between Football Academies.

102.                        Each Football Academy shall participate in the games programme to the minimum extent of fielding a team in each age group from Under 9 to Under 14 inclusive.

103.                        A Club which applies for a UEFA Club Licence in accordance with the procedures set out in the Licensing Manual must, if it operates a Centre of Excellence, ensure that it fields at least two teams in the age range Under 16 to Under 21, at least one team in the age range Under 11 to Under 15, and at least one team in the age range Under 10 or younger.

104.                        A match in the games programme between Football Academy teams in age groups Under 9 to Under 16 inclusive shall not be cancelled, postponed or abandoned except with the written consent of the Board or on the instructions of the officiating referee who shall be empowered to instruct that such match be cancelled, postponed or abandoned only if he considers that the pitch is unfit for or if adverse weather conditions preclude the playing of the match in which event the Club at whose ground the match should have been played shall within 7 days give to the Secretary notice in writing to that effect.

105.                        Except in the case of an Under 9 to Under 16 games programme match which, without either participating Club being at fault, is cancelled, postponed or abandoned under the provisions of Rule N.104, any Club which causes the cancellation, postponement or abandonment of such a match will be in breach of these Rules.

106.                        The Board shall have power to specify the equipment and facilities to be provided by Clubs for the playing of matches between Football Academies and the safety of spectators attending them.

107.                        Football Academies and Centres of Excellence shall not affiliate to any other youth leagues or enter any cup competitions except the Football Association Youth Challenge Cup.

108.                        A Student whose registration is held by a Club which operates a Football Academy shall play football only in Authorised Games and in coaching and training games organised by and played at the Football Academy participation in which is limited to Students registered there or Trialists.

109.                        A Club which operates a Football Academy shall not require, cause or allow a Student whose registration it holds to play football except as permitted by Rule N.108.

110.                        Subject to Rules N.112 and N.113, the number of Authorised Games to be played in any Season by a Football Academy Student shall be:

• age groups Under 9 to Under 11	Minimum 18 / Maximum 30	(all small-sided)

• age groups Under 12 to Under 16	Minimum 18 / Maximum 30

• age groups Under 17 to Under 19	Minimum 24 / Maximum 42

• age groups Under 20 and Under 21	Minimum 24 / Maximum 42

111.                        For the purpose of Rule N.110, “small-sided” means 8-a-side, unless otherwise authorised by the Board.

112.                        If because of injury or other extenuating circumstances a Student is unable to play the minimum number of Authorised Games required by the provisions of Rule N.110, the Board shall have power to vary the requirement upon the Club holding his registration making application in writing to that effect, giving full reasons therefor.

113.                        For the purpose of Rule N.110, there shall be excluded from the number of Authorised Games:

113.1                     games played in preparation for international games arranged by a national association; and

113.2                     games played in youth tournaments of the description set out in Rule N.2.2.3; and

113.3                     friendly games of the description set out in Rule N.2.4; and

113.4                     games played for a Club’s first team.

114.                        A Centre of Excellence Manager will organise and administer a games programme for Students at his Centre of Excellence comprising:

114.1	international games including preparation and trials therefore;

114.2	professional clubs’ youth and junior teams other than Football Academy teams;

114.3	games between Centres of Excellence;

114.4	coaching games;

114.5	games with school teams.

115.                        A Centre of Excellence Manager may permit a Student registered at his Centre of Excellence to play games in local youth leagues and to participate in professional clubs’ community football activities if insufficient games of the description set out in Rule N.114 are available for that Student.

116.                        The minimum number of games, excluding games in the categories set out in Rule N.113, in which a Student registered at a Centre of Excellence shall be allowed to participate in any one Season is 18. The Board shall have the power to vary this requirement in the circumstances set out in Rule N.112.

117.                        The number of games of any description in which a Student registered at a Centre of Excellence shall be allowed to participate in any one Season shall not exceed 60.

118.                        In consultation with the Football Association, a minimum of 4 weekends each Season will be identified by the League upon which there will be no fixtures for Football Academy or Centre of Excellence teams, such weekends being devoted to international development, selected players’ courses and in-service training of coaches and staff.

119.                        Each Football Academy Manager and Centre of Excellence Manager shall cause a record to be kept of games in which their Students participate. Before each match between Football Academies the team book provided by the League shall be correctly and properly completed in respect of each participating team and signed by the Official in charge of it.

Students’ Welfare

120.                        The provisions of Section O of these Rules apply to a Football Academy, a satellite Football Academy, a Centre of Excellence, a satellite Centre of Excellence or a Development Centre operated by a Club.

121.                        Clubs and Officials employed at their Football Academies and Centres of Excellence shall observe and comply with the requirements of the Code of Practice entitled “The Health and Safety of Students on Residential Tours, Festivals, Tournaments and Visits” set out in Appendix 3 and any breach thereof shall be treated as a breach of these Rules.

122.                        Football Academies and Centres of Excellence shall screen, profile, monitor and record key aspects of Students’ physiological growth and development in accordance with medical criteria published from time to time by the Football Association.

123.                        Clubs shall ensure that Students are insured in accordance with advice circulated by the League from time to time.

124.                        Clubs shall establish, maintain and, when necessary implement a complaints procedure for Students and Parents, a copy of which shall be submitted to the League.

125.                        Football Academies shall upon request to that effect make available to the Football Association, the League and other Football Academies research data and information, ensuring at all times that the anonymity of Students is preserved.

Communications with Parents

126.                        Upon a Trialist commencing a trial or upon a Student being registered, the Club at whose Football Academy or Centre of Excellence the trial is to take place or which acquires his registration shall provide to him and his Parents a copy of this Section of these Rules, a copy of the Appendix 4 Code of Conduct duly signed on behalf of the Club (if a Student in Full Time Education) and any explanatory booklet and guidelines published by or approved by the League.

127.                        Twice each year during the currency of the registration of a Student under the age of 18 years, Football Academies and Centres of Excellence shall provide to the Parents of such Students (and, in the cases of Students who are in receipt of Full Time Education, their head teachers) a written report on the Student’s welfare and progress with regard to both football and academic skills. The interval between each report shall be no less than 4 months and no longer than 6 months.

Code of Conduct

128.                        The Code of Conduct set out in Appendix 4 shall be binding on Students of compulsory school age attending Football Academies and their Parents and on Clubs and Officials and any breach thereof by such Students or by Clubs or Officials shall be treated as a breach of these Rules.

Development Centres

129.                        A Club shall not operate a Development Centre more than one hour’s travelling time from its Football Academy or Centre of Excellence. Any dispute between Clubs arising in consequence of this Rule shall be determined by arbitration in accordance with Section S of these Rules.

130.                        No Club shall cause or permit a player whose registration is held by another Club (or club) or with whom another Club (or club) has entered into a pre-registration agreement which remains current to attend its Development Centre.

131.                        No Club shall cause or permit a team representing its Development Centre to play football against a team representing the Development Centre of another Club.

Discipline

132.                        Any breach of this Section of these Rules by a Club, an Official or a Student shall be dealt with under the provisions of Section R unless the Board suspends or revokes the Club’s licence under the provisions of Rule N.19 or exercises its discretion to impose a fixed penalty which in that case shall be £300 in respect of a first such breach, £600 in respect of a second such breach and £1,200 in respect of a third or subsequent such breach.

Transitional Provisions

133.                        Notwithstanding the provisions of Rule N.19, a Football Academy licence shall not be suspended or revoked on the ground that the Club to which it has been issued has not provided the indoor playing area described in Rule N.25.3  if its time for doing so has been extended by the Technical Control Board of the Football Association.

134.                        The various qualifications required of Football Academy and Centre of Excellence staff under Rules N.30.1, N.31, N.32.1 and N.33 shall be acquired at the latest within 18 months of the commencement of employment.

SECTION O

THE SAFEGUARDING OF CHILDREN AND VULNERABLE ADULTS

Introduction

1.                                      This Section of these Rules sets out the League’s policy on and requirements for each Club’s arrangements for the safeguarding of Children and Vulnerable Adults who participate in an Activity arranged for them by or in the name of the Club.

2.                                      The Rules in this Section shall also apply to any Activity arranged by or in the name of the League and shall be construed so as to have that effect.

Definitions

3.                                      In this Section of these Rules:

3.1                                 “Activity” means any activity or series of activities arranged for a Child, Children or a Vulnerable Adult or Adults by or in the name of a Club;

3.2                                 “Child” and “Children” mean any person or persons under the age of 18 years;

3.3                                 “Children’s Safeguarding Officer” has the meaning set out in Rule O.14.12;

3.4                                 “Children’s Services’ Officer” means the member of Staff responsible for the Club’s arrangements for the safeguarding of Children and to whom any sign or suspicion of Child abuse must be reported;

3.5                                 “Local Authority Designated Officer” means the officer designated by the local authority in which the Club is situated to manage allegations of Child abuse;

3.6                                 “Local Safeguarding Children’s Board” means the body established by the local authority in which the Club is situated pursuant to sections 14 and 14A of the Children Act 2004 and to the Local Safeguarding Children Regulations 2006 for the purposes of safeguarding and promoting the welfare of children in its area;

3.7                                 “Parents” means the people who have parental responsibility for the Child;

3.8                                 “Staff” means any employee of a Club or volunteer employed in any Activity on behalf of or with the authorisation of the Club, who has direct contact with a Child, Children or a Vulnerable Adult or Adults in the course of that Activity;

3.9                                 “Vulnerable Adult” has the meaning set out in section 59 of the Safeguarding Vulnerable Groups Act 2006;

3.10                           “Vulnerable Adults’ Safeguarding Officer” has the meaning set out in Rule O.18.7;

3.11                           “Vulnerable Adults’ Services Officer” means the member of Staff responsible for the Club’s arrangements for the safeguarding of Vulnerable Adults and to whom any sign or suspicion of any abuse of a Vulnerable Adult must be reported.

The League’s Policy for the Safeguarding of Children and Vulnerable Adults

4.                                      The League:

4.1                                 recognises that the safeguarding of Children and Vulnerable Adults must always be given the highest priority;

4.2                                 believes that concern for the general well-being and welfare of all Children and Vulnerable Adults participating in Activities is paramount;

4.3                                 requires Clubs to implement policies and procedures to ensure the safeguarding of Children and Vulnerable Adults;

4.4                                 will develop and will encourage Clubs to develop and implement best practice in matters concerning the safeguarding of Children and Vulnerable Adults.

5.                                      The League adopts the Standards for Safeguarding and Protecting Children in Sport promoted by the National Society for the Prevention of Cruelty to Children (hereafter “the NSPCC Standards”).

Clubs’ Policies and Procedures for the Safeguarding of Children and Vulnerable Adults

6.                                      Each Club shall prepare, implement, review regularly and have endorsed by its Local Safeguarding Children Board written policy and procedures for the safeguarding of Children.

7.                                      The Club’s policy and procedures for the safeguarding of Children shall:

7.1                                 be in accordance with this Section of these Rules and shall have regard to Appendix 3 to these Rules;

7.2                                 meet the NSPCC Standards.

8.                                      Each Club shall prepare and implement written policy and procedures for the safeguarding of Vulnerable Adults.

9.                                      The Club’s policy and procedures for the safeguarding of Vulnerable Adults shall be in accordance with this Section of the Rules and shall have regard to any guidance or policy published by the League.

Children’s Services’ Officer

10.                               Each Club shall designate a member of staff as the Children’s Services’ Officer.

11.                               The Children’s Services’ Officer shall be responsible for all arrangements for the safeguarding of Children undertaking any Activity and any sign or suspicion of Child abuse shall be reported to him.

12.                               The name of the Children’s Services’ Officer shall be notified by the Club to the League in Form 35.

13.                               Each Children’s Services’ Officer and Safeguarding Officer shall:

13.1                           be trained in safeguarding of Children issues and procedures;

13.2                           complete satisfactorily a safeguarding of Children awareness training programme approved by the League;

13.3                           be given a job description which shall properly record their responsibilities; and

13.4                           undertake in each calendar year continuing professional development training in the safeguarding of Children approved by the League and maintain a record thereof.

14.                               Each Children’s Services’ Officer shall:

14.1                           liaise regularly with and be guided by the advice of the Local Safeguarding Children Board;

14.2                           liaise and co-operate with the Local Authority Designated Officer as may from time to time be necessary;

14.3                           ensure strict compliance with the Club’s policy and procedures for the safeguarding of Children;

14.4                           promote awareness in the Club of safeguarding of Children issues generally and encourage and monitor the adoption of best practice procedures in that regard;

14.5                           report on a regular basis on the effectiveness of, and the Club’s compliance with, its policies and procedures for the safeguarding of Children to a named member of the Club’s senior management who shall act as the Children’s Services’ Officer’s line manager;

14.6                           act as the lead Club Official in any investigation of an allegation of Child abuse;

14.7                           maintain the safeguarding of Children Staff register for each Activity in Form 36;

14.8                           be made known to all Staff, and (by publication of his name and contact details on the Club’s website and in any handbook or the like which the Club produces to accompany any Activity) to children and parents of children engaged in each Activity and be available in person or by telephone to Staff and to such children and parents at all reasonable times;

14.9                           provide written instructions to Staff engaged in each Activity in respect of good practice and what they are required to do if they detect any sign of Child abuse or if they suspect Child abuse is taking place;

14.10                     provide guidance to and support for any member of Staff engaged in each Activity who reports suspected Child abuse;

14.11                     in relation to a specific Activity, if appropriate, delegate any of the responsibilities listed in O.14.7 to O.14.11 to another member of staff (the “Children’s Safeguarding Officer”) and supervise the Children’s Safeguarding Officer;

14.12                     ensure that Children’s Safeguarding Officers are properly trained, supported and supervised including, without limitation, by way of regular, minuted meetings with each Children’s Safeguarding Officer.

Vulnerable Adults’ Services’ Officer

15.                               Each Club shall designate a member of staff as the Vulnerable Adults’ Services’ Officer.

16.                               The Vulnerable Adults’ Services’ Officer shall be responsible for all arrangements for the safeguarding of Vulnerable Adults undertaking any Activity and any sign or suspicion of abuse of a Vulnerable Adult shall be reported to them.

17.                               The name of the Vulnerable Adults’ Services’ Officer shall be notified by the Club to the League in Form 35A.

18.                               Each Vulnerable Adults’ Services’ Officer shall:

18.1                           ensure strict compliance with the Club’s policy and procedures for the safeguarding of Vulnerable Adults;

18.2                           promote awareness in the Club of safeguarding of Vulnerable Adults issues generally and encourage and monitor the adoption of best practice procedures in that regard;

18.3                           report on a regular basis to the Club’s senior management on the effectiveness of, and the Club’s compliance with, its policies and procedures for the safeguarding of Vulnerable Adults;

18.4                           act as the lead Club Official in any investigation of an allegation of abuse of a Vulnerable Adult;

18.5                           maintain the safeguarding of Vulnerable Adults Staff register for each Activity in Form 36A;

18.6                           be made known to and be available in person or by telephone to all Staff at all reasonable times;

18.7                           in relation to a specific Activity, if appropriate, delegate any of their responsibilities to another member of staff (the “Vulnerable Adults’ Safeguarding Officer”); and

18.8                           ensure that Vulnerable Adults’ Safeguarding Officers are properly trained, supported and supervised including, without limitation, by way of regular, minuted meetings with each Vulnerable Adults’ Safeguarding Officer.

19.                               Each Vulnerable Adults’ Services’ Officer and Vulnerable Adult’s Safeguarding Officer shall:

19.1                           be given a job description which shall properly record their responsibilities;

19.2                           be trained in safeguarding of Vulnerable Adults issues and procedures; and

19.3                           undertake in each calendar year continuing professional development training in the safeguarding of Vulnerable Adults approved by the League and maintain a record thereof.

Staff

20.                               Staff shall in all dealings with and on behalf of Children or Vulnerable Adults do what is reasonable in the circumstances of the case for the purpose of safeguarding or promoting the safety and welfare of the Child or Vulnerable Adult.

21.                               Each member of Staff shall be given training in the Club’s policies and procedures for the safeguarding of Children and Vulnerable Adults.

22.                               Each member of Staff shall be given in writing:

22.1                           the name of the Club’s Children’s Services’ Officer and Vulnerable Adults’ Services’ Officer;

22.2                           descriptions of what constitutes unsuitable behaviour to a Child or Vulnerable Adult and abuse of a Child or Vulnerable Adult; and

22.3                           details of what he is required to do if there is any sign of unsuitable behaviour to a Child or Vulnerable Adult or abuse of a Child or Vulnerable Adult or if there is a suspicion that such abuse is taking place.

Parental Consent

23.                               Before a Child participates in an Activity, the written consent of his Parents shall be obtained by their completing and returning to the Children’s Officer for the Activity Form 37.

Notification of Referrals to External Statutory Agencies

24.                               On making any referral of an allegation of or incident of suspected Child abuse or unsuitable behaviour to a Child or Vulnerable Adult to any external agency (including without limitation the police, the Local Area Safeguarding Board, the Local Authority Designated Officer or the Independent Safeguarding Authority), the Children’s Services’ Officer, Vulnerable Adults’ Services Officer or other Official making the referral shall notify the Club’s most senior administrative officer in writing.

25.                               So that the Football Association and the League may be aware of allegations of or incidents of suspected abuse of a Child or Vulnerable Adult, they shall be notified by the Club in Form 38 of any referral made to any external agency (as described in Rule O.24) in respect of any Child or Vulnerable Adult involved in any Activity.

Monitoring

26.                               The League will monitor Clubs to ensure compliance with this Section of these Rules and will procure that each Club is visited at least twice each Season by a person appointed for this purpose by the League. Such person shall be entitled to have access to all records kept in accordance with the requirements of this Section of these Rules and shall be entitled to meet Staff, parents and Children.

27.                               Such person shall:

27.1                           give written feedback to the Club concerned on each monitoring visit made, and if appropriate agree with the Club an action plan setting out actions to be taken by the Club to ensure compliance with this Section O;

27.2                           report on each visit in writing to the League; and

27.3                           at the end of each Season or as soon as practicable thereafter, present to the League and the Club a written annual report on the Club’s compliance with this Section O.

SECTION P

SCOUTS

Definition

1.                                      “Scout” means any person employed or engaged by a Club (whether on a full-time or part-time basis and whether or not he is remunerated in any way for his services) whose duties include identifying to his Club players whose registration his Club may wish to secure.

Registration of Scouts

2.                                      The Secretary shall keep a register of Scouts.

3.                                      Each Club upon employing or engaging a Scout shall within 5 days thereof apply to register him by duly completing Form 39, entering the appropriate information on the Extranet and submitting to the Secretary a copy of the document by which, in accordance with Rule B.17, the Club binds the Scout to comply with these Rules.

4.                                      The Secretary shall register a Scout and shall notify the applicant Club to that effect upon being satisfied that:

4.1                                 the Club has complied with Rule P.3 above; and

4.2                                 the Scout the subject of the application is not currently registered as the Scout of another Club; and

4.3                                 in the case of a Scout who is or may be engaged in identifying players under the age of 18 years, he has successfully undertaken the Football Association’s Scouting Talent Identification Course.

5.                                      Except during the period of 5 days mentioned in Rule P.3 above, no Club shall employ a Scout who is not registered under the provisions of this Section of these Rules unless it has made an application to register him which has yet to be determined.

6.                                      Upon a Club ceasing to employ or engage a registered Scout it shall within 5 days thereof give notice to that effect in Form 40 to the Secretary who shall thereupon remove the name of such Scout from the register.

Identification of Scouts

7.                                      Each Club shall issue to each of its registered Scouts a formal means of identification which shall include:

7.1                                 the name of the Club by which it is issued; and

7.2                                 the signature of an Authorised Signatory of the issuing club; and

7.3                                 a photograph of the Scout; and

7.4                                 the Scout’s signature.

Code of Conduct

8.                                      Scouts shall conduct themselves in accordance with the Code of Conduct for Scouts set out in Appendix 5 and any failure to do so shall constitute a breach of this Rule.

SECTION Q

MANAGERS

Codes of Conduct

1.                                      Managers shall conduct themselves in accordance with the Code of Conduct for Managers set out in Appendix 6.

2.                                      Clubs shall conduct themselves in relation to Managers in accordance with the Code of Conduct for Clubs set out in Appendix 7.

3.                                      Any failure by Managers or Clubs to conduct themselves in accordance with their respective Codes of Conduct will constitute a breach of this Rule.

Coaching Qualifications

4.                                      Each Manager shall either:

4.1                                 hold, or have commenced and be actively engaged on the requisite course to obtain, a valid UEFA Pro Diploma; or

4.2                                 hold the Football Association Coaching Diploma; or

4.3                                 hold, or have commenced and be actively engaged on the requisite course to obtain, a valid diploma of a similar standard issued by another national association.

5.                                      No Club shall employ any person as a Manager who does not hold a qualification listed in Rule Q.4.

Caretaker Managers

6.                                      Rules Q.1 to Q.3 shall apply to caretaker Managers but Rules Q.4, Q.5 and Q.7 shall not apply to them until the expiry of 12 weeks from the date of their appointment as such.  The Board shall have power to grant an extension of the 12 weeks period only if reasonably satisfied that the Manager is then medically unfit to resume his duties.

Contracts of Employment and Registration

7.                                      No Club shall employ any person as a Manager unless and until:

7.1                                 the terms of the Manager’s employment have been evidenced in a written contract of employment between the Club and the Manager; and

7.2                                 the Manager’s contract of employment has been registered with the Secretary.

Contents of Contracts of Employment

8.                                      Contracts of employment between a Club and a Manager shall:

8.1                                 include the standard clauses set out in Appendix 8;

8.2                                 clearly set out the circumstances in which the contract of employment may be determined by either party.

Procedure for Registration

9.                                      The Secretary shall keep a register of Managers’ contracts of employment.

10.                               Upon completion of a contract of employment between a Club and a Manager the Club shall within 7 days send the contract of employment to the Secretary for registration.

11.                               The Secretary shall refuse to register the contract of employment and shall forthwith give notice to that effect to the Club if:

11.1                           Rule Q.8 as not been complied with; or

11.2                           a contract of employment between the Manager and any other Club or Football League club has been registered under the provisions of these Rules or the Regulations of the Football League and the registration of that contract of employment has not been cancelled.

Cancellation of Registration

12.                               An application for cancellation of the registration of a Manager’s contract of employment shall be made in writing to the Secretary and may be made by either party to the contract of employment.

13.                               The Board shall cancel the registration upon being satisfied that either:

13.1                           both parties to the contract of employment have consented to the cancellation of the registration; or

13.2                           the contract of employment has been properly terminated by either party to it; or

13.3                           the contract of employment has expired; or

13.4                           a period of one year has elapsed since the Manager ceased to perform his duties under the contract of employment.

14.                               Any period during which a Manager in breach of his contract of employment is employed abroad as Manager of a foreign club shall not be taken into account by the Board in determining whether such Manager’s contract of employment has expired.

Pre-Season Meeting

15.                               All Managers are required to attend in person an annual pre-Season meeting organised by the Professional Game Match Officials Limited and failure to do so without just cause shall be a breach of these Rules.

16.                               Each Club shall ensure that its Contract Players attend an annual meeting organised by the Professional Game Match Officials Limited at the Club.  Failure to attend (in the case of a Contract Player) or to take reasonable steps to ensure attendance (in the case of a Club) without just cause shall be a breach of these Rules.

Broadcasters

17.                               All Managers are required to attend in person and participate in pre-match and post-match one-to-one interviews held by or for the benefit of a UK Broadcaster or Radio Broadcaster on the day of a League Fixture and failure to do so without just cause shall be a breach of these Rules.  Such interviews shall not be arranged in such a manner as to interfere with the Manager’s primary matchday responsibilities as regards team matters.

Managers’ Arbitration Tribunal

18.                               Any dispute arising between the parties to a Manager’s contract of employment shall be determined by the Managers’ Arbitration Tribunal (in this Section of these Rules referred to as “the Tribunal”).

19.                               The seat of each arbitration conducted by the Tribunal shall be in England and Wales.  Each such arbitration shall be decided in accordance with English law.

20.                               Such an arbitration shall be deemed to have commenced upon the party requesting it serving on the other party a request in Form 47.

21.                               The party requesting such an arbitration shall send a copy of Form 47 together with a deposit of £5,000 to the Secretary who shall forthwith send to each party particulars of those persons who are members of the Panel.

22.                               The Tribunal shall comprise 3 members of the Panel and there shall be no umpire.

23.                               Within 14 days of service of the request in Form 47 each party shall by notice in Form 48 addressed to the Secretary appoint one Panel member to act as an arbitrator in the arbitration requested.

24.                               If a party refuses or fails to appoint an arbitrator in accordance with Rule Q.23 the Board shall make the appointment giving notice in writing to that effect to each party.

25.                               Within 14 days of their appointment the 2 arbitrators so appointed shall appoint a third arbitrator who shall be a legally qualified member of the Panel and who shall sit as chairman of the Tribunal. If the 2 arbitrators so appointed fail to agree on the appointment of the third arbitrator the Board shall make the appointment giving notice in writing to that effect to each party.

26.                               If following his appointment an arbitrator refuses to act, becomes incapable of acting, is removed by order of a competent court or dies, the Board shall appoint a member of the Panel to replace him.

27.                               All communications sent in the course of the arbitration by the Tribunal shall be signed on its behalf by its chairman.

28.                               Such communications addressed by the Tribunal to one party shall be copied to the other.

29.                               Any communications sent by either party to the Tribunal shall be addressed to its chairman and shall be copied to the other party.

30.                               The chairman of the Tribunal shall decide all procedural and evidential matters and for that purpose within 14 days of his appointment he shall serve on each party Form 50 requiring their attendance at a preliminary meeting at which he will give directions including, but not limited to, those set out in Rule S.21.

31.                               The chairman of the Tribunal shall have the powers set out in Rule S.22.

32.                               The parties shall do all things necessary for the proper and expeditious conduct of the arbitration and shall comply without delay with any direction of the chairman of the Tribunal as to procedural or evidential matters.

33.                               If either party is in breach of Rule Q.32 the Tribunal shall have power to:

33.1                           make peremptory orders prescribing a time for compliance;

33.2                           make orders against a party which fails to comply with a peremptory order;

33.3                           dismiss a claim for want of prosecution in the event of inordinate or inexcusable delay by a party which appears likely to give rise to a substantial risk that it will not be possible to have a fair resolution of the issues or will cause serious prejudice to the other party;

33.4                           debar that party from further participation and proceed with the arbitration and make an award but only after giving that party written notice of its intention to do so.

34.                               The chairman of the Tribunal shall fix the date, time and place of the arbitration hearing and shall give the parties reasonable notice thereof.  In order to allow the parties time in which to fulfil their obligation to attempt to reach a settlement of the dispute by mediation, the hearing shall not take place before the expiry of 42 days from the deemed commencement of the arbitration.

35.                               At or before the hearing the chairman of the Tribunal shall determine the order in which the parties shall present their cases.

36.                               Any witness who gives oral evidence may be questioned by the representative of each party and by each of the arbitrators.

37.                               Except for the power to order specific performance of a contract, the Tribunal shall have the powers set out in Rule S.28 together with the following additional powers:

37.1                           to order the cancellation of the registration of the Manager’s contract of employment;

37.2                           to order that the deposit be forfeited by or returned to the party paying it;

37.3                           to make such other order as it thinks fit.

38.                               The provisions of Rules S.29 to S.42 inclusive, substituting ‘Tribunal” for ‘tribunal” and ‘chairman of the Tribunal” for ‘chairman”, shall apply to proceedings of the Tribunal.  In exercising its power to award costs the Tribunal shall have regard to the extent to which each of the parties fulfilled their obligation to attempt to reach a settlement of the dispute by mediation.

Assistant Manager/Head Coach

39.                               A Club which applies for a UEFA Licence must, in addition to employing a Manager, employ an individual (such as an assistant manager or head coach) to assist the Manager in all football matters relating to the first team.

SECTION R

DISCIPLINARY PROCEDURES

Power of Inquiry

1.                The Board shall have power to inquire into any suspected or alleged breach of these Rules and for that purpose may require any Manager, Match Official, Official or Player to appear before it and to produce documents.

2.                Any Manager, Match Official, Official or Player who fails to appear before or to produce documents to the Board when required to do so under Rule R.1 shall be in breach of these Rules.

Board’s Disciplinary Powers

3.                The Board shall have power to deal with any suspected or alleged breach of these Rules by either:

3.1    issuing a reprimand; or

3.2    imposing a fixed penalty or other sanction where such provision is made in these Rules; or

3.3    exercising its summary jurisdiction; or

3.4    referring the matter to a Commission appointed under Rule R.1 7; or

3.5    referring the matter to the Football Association for determination under the Football Association Rules.

Fixed Penalty Procedure

4.                Upon being satisfied that a fixed penalty is payable under the provisions of these Rules, the Board shall give notice in Form 41 to the Club or person by whom it is payable.

5.                Within 14 days of the date of a notice in Form 41 the Club or person to whom it is addressed may either:

5.1    pay the fixed penalty; or

5.2    appeal under the provisions of Rule R.55.1 against the imposition of the same.

6.                Failure to pay a fixed penalty as provided in Rule R.5.1 or forthwith upon an appeal against the same being dismissed shall in either case constitute a breach of these Rules.

Summary Jurisdiction

7.                The Board’s summary jurisdiction shall extend to any suspected or alleged breach of these Rules (other than a breach for which a fixed penalty is prescribed) which in its absolute discretion the Board considers should not be referred to a Commission under Rule R.3.4 or to the Football Association under Rule R.3.5.

8.                In exercising its summary jurisdiction the Board shall be entitled to impose a fine not exceeding £25,000.00 or, in the case of a breach of these Rules by a Manager, such sum as may be set out in any tariff of fines, or other penalty, agreed in writing between the Board and the League Managers Association.

9.                The Board shall exercise its summary jurisdiction by giving notice in Form 42 to the Club or person allegedly in breach.

10.         Within 14 days of the date of a notice in Form 42 the Club or person to whom it is addressed may either:

10.1   submit to the Board’s jurisdiction and pay the fine imposed; or

10.2   elect to be dealt with by a Commission.

11.         Failure to comply with the requirement contained in a notice in Form 42 shall constitute a breach of these Rules.

Provision of Information

12.         It shall be no answer to a request from the Board to disclose documents or information pursuant to Rule R.1 that such documents or information requested are confidential.  All Clubs and Persons subject to these Rules must ensure that any other obligations of confidentiality assumed are made expressly subject to the League’s right of inquiry under these Rules.  No Club or Person shall be under an obligation to disclose any documents rendered confidential by either the order of a court of competent jurisdiction or by statute or statutory instrument.

13.         All persons who are requested to assist pursuant to Rule R.1 shall provide full, complete and prompt assistance to the Board in its exercise of its power of Inquiry

The Panel

14.         Subject in each case to the approval of Clubs in General Meeting, the Board shall establish a panel of such number of persons as it shall think fit (“the Panel”) each of whom shall be eligible to sit as either:

14.1    a member of an appeal tribunal appointed under the provisions of Rule C.70 or Rule D.17; or

14.2    a member of a Commission; or

14.3    in the case of an arbitration under Section Q of these Rules, as a member of a Managers’ Arbitration Tribunal; or

14.4    in the case of an arbitration under Section S of these Rules, as a member of an arbitral tribunal.

15.         The Panel shall include:

15.1    authorised insolvency practitioners eligible under Rule C.70 to sit as a member of an appeal tribunal appointed thereunder; and

15.2   legally qualified persons eligible:

15.2.1                  under Rule C.70 or Rule D.17 to sit as chairmen of appeal tribunals appointed thereunder; or

15.2.2                  under Rule Q.24 to sit as chairmen of Managers’ Arbitration Tribunals; or

15.2.3                  under Rule R.17 to sit as chairmen of Commissions; or

15.2.4                  under Rule S.12 as chairmen of arbitral tribunals other than Managers’ Arbitration Tribunals; or

15.2.5                  under Rule S.16 as a single arbitrator; and persons who have held judicial office eligible under Rule R.56 to sit as chairmen of Appeals Boards.

16.         The Panel shall not include members of the Board or Officials but may include members of the Council of the Football Association who are not Officials.

Appointing a Commission

17.         A Commission shall be appointed by the Board and shall comprise 3 members of the Panel of whom one, who shall be legally qualified, shall sit as chairman of the Commission.

Commission Procedures

18.         The parties to proceedings before a Commission shall be:

18.1     the Board; and

18.2     the Club, Manager, Match Official, Official or Player allegedly in breach of these Rules (“the Respondent”).

19.         Proceedings shall be commenced by complaint which shall be drafted by or on behalf of the Board.

20.         The complaint shall be in Form 43 and shall identify the Rule allegedly breached, it shall contain a summary of the facts alleged and it shall have annexed to it copies of any documents relied upon by the Board.

21.         The complaint shall be sent by recorded delivery post by the Secretary to the Respondent. In the case of a Respondent who is a Manager, an Official or a Player it shall be sent to him care of his Club. A complaint shall be deemed to have been received by a Respondent on the third day after the date of posting. No defect in the service of a complaint shall invalidate all or any part of the proceedings if it can be shown that it is likely that the complaint has come to the attention of the Respondent.

22.         At any stage the Commission may determine (either of its own accord or as a result of representations from a Person, Club or club and in any event in its sole discretion), that if the complaint is upheld, it may wish to exercise its power under Rule R.48.5 to award compensation to any Person or to any Club (or club). If the Commission so determines, it shall notify the parties to the proceedings and the relevant Person, Club or club of this fact. The Commission may then make appropriate directions as to the receipt of evidence of loss from the relevant Person, Club or club as well as directions on the receipt of evidence in response from the parties to the proceedings.

23.         In the case of a Respondent which is a Club, if a Commission considers whether to exercise its power under Rule R48.5 to award compensation to another Club (which term for the purposes of this Rule R.23 shall include a Relegated Club), but determines that the other Club has no entitlement to compensation, the other Club shall be entitled to appeal that determination to an Appeal Board. If it does not do so, or if the Appeal Board upholds the Commission’s decision that it has no entitlement to compensation, it shall not be entitled to bring any claim for compensation, whether under these Rules or otherwise, against the Respondent Club arising out of the breach of these Rules in respect of which the Commission was appointed.

24.         Within 14 days of receipt of the complaint the Respondent shall send to the Secretary by recorded delivery post a written answer in Form 44 in which the Respondent:

24.1          shall either admit or deny the complaint; and

24.2          may request that the complaint shall be determined by written representations in which case, if the complaint is denied, the written representations shall be contained in the answer.

25.         The Secretary on behalf of the Board shall respond in writing to any such request within 14 days of receipt of the answer and if the request is denied the complaint shall be determined at a hearing.

26.         If the complaint is admitted, the Respondent may include in the answer any mitigation to be taken into account by the Commission.

27.         If the complaint is denied, the Respondent’s reasons shall be set out in the answer and copies of any documents on which the Respondent relies shall be annexed.

28.         Documentary evidence shall be admissible whether or not copies are attached to the complaint or the answer as long as such documents are:

28.1   relevant; and

28.2   submitted by a party to the Commission in sufficient time before the hearing, such that neither party will be prejudiced by their submission.

29.         The Secretary shall provide a copy of the answer to the chairman of the Commission together with a copy of his response to any request for determination by written representations.

30.         If the Respondent fails to send an answer in accordance with Rule R.24, the Respondent shall be deemed to have denied the complaint which shall be determined at a hearing.

31.         If the complaint is to be determined by written representations, forthwith upon receipt of the answer the chairman of the Commission shall convene a meeting of its members for that purpose.

32.         If the complaint is to be determined at a hearing, the chairman of the Commission may give directions for the future conduct of the complaint addressed in writing to the parties or require the parties to attend a directions hearing.

33.         A directions hearing shall be conducted by the chairman of the Commission sitting alone. He may give such directions as he thinks fit including directions for:

33.1    the Board to give further particulars of the complaint;

33.2    the Respondent to give further particulars of the answer;

33.3    either or both parties to produce and exchange documents;

33.4    the submission of expert evidence;

33.5    lists of witnesses and lodging and exchange of witness statements;

33.6    witnesses to be summoned to attend the hearing;

33.7    prior notice to be given of any authorities relied on by the parties;

33.8    the parties to lodge and exchange an outline of their submissions;

33.9    the assessment of the entitlement to and amount of compensation that may be ordered pursuant to Rule R.48.5.

34.         Notice of the date, time and place of the hearing shall be given in writing to the parties by the chairman of the Commission.

35.         If the Board or its representative fails to attend the hearing the chairman of the Commission may either adjourn it or proceed in the Board’s absence.

36.         If the Respondent fails to attend the hearing it shall proceed in the absence of the Respondent.

37.         Any witness who is bound by these Rules and who having been summoned by a Commission to attend a hearing fails to do so shall be in breach of these Rules.

38.         The chairman of the Commission shall have an overriding discretion as to the manner in which a hearing is conducted but, subject thereto:

38.1    where the complaint has been admitted, he shall invite the Board or its representative to outline the facts and shall give the Respondent the opportunity to add to any mitigation contained in the answer;

38.2    where the complaint has been denied, the proceedings shall be conducted on an inquisitorial basis; the witnesses shall be taken through their evidence in chief by the party tendering such evidence and may be subject to cross-examination by the opposing party (at its option) and re-examination if required. Witnesses may also be examined by the chairman of the Commission and its members;

38.3    the parties shall be permitted to put questions to witnesses;

38.4    witnesses may be examined on oath;

38.5    at the conclusion of the evidence the parties shall each be invited to address the Commission.

39.         The chairman of a Commission may order that a transcript of the proceedings be taken.

40.         The proceedings of a Commission shall be conducted in private.

41.         The Board shall have the onus of proof on a balance of probabilities.

42.         If the members of a Commission are not unanimous the decision of the majority of them shall prevail.

43.         In the case of a determination by written representations the Commission’s decision shall forthwith be communicated in writing by the chairman of the Commission to the parties.

44.         In the case of a determination at a hearing the Commission’s decision shall be announced as soon as practicable thereafter and if possible at the end of the hearing and shall be confirmed in writing by the chairman of the Commission to the parties.

45.         In either case, unless the parties otherwise agree, the Commission shall give its reasons for its decision.  In the event of a majority decision no minority opinion shall be produced.

46.         Members of a Commission shall be entitled to receive from the Company a reasonable sum by way of fees and expenses.

Commission’s Powers

47.         Upon finding a complaint to have been proved a Commission shall invite the Respondent to place any mitigating facts before the Commission.

48.         Having heard and considered such mitigation (if any) the Commission may:

48.1   reprimand the Respondent;

48.2   impose upon the Respondent a fine unlimited in amount;

48.3   in the case of a Respondent who is a Manager, Match Official, Official or Player, suspend him from operating as such for such period as it shall think fit;

48.4   in the case of a Respondent which is a Club:

48.4.1                  suspend it from playing in League Matches for such period as it thinks fit;

48.4.2                  deduct points scored or to be scored in League Matches;

48.4.3                  recommend that the Board orders that a League Match be replayed;

48.4.4                  recommend that the Company expels the Respondent from the League in accordance with the provisions of Rule B.7;

48.5   order the Respondent to pay compensation unlimited in amount to any Person or to any Club (or club);

48.6   cancel or refuse the registration of a Player registered or attempted to be registered in contravention of these Rules;

48.7   impose upon the Respondent any combination of the foregoing or such other penalty as it shall think fit;

48.8   order the Respondent to pay such sum by way of costs as it shall think fit which may include the fees and expenses of members of the Commission paid or payable under Rule R.46; and

48.9   make such other order as it thinks fit.

49.         Where a Person, Club or club has been invited to address the Commission on compensation, the Commission may adjourn the hearing to allow all relevant parties to make submissions, or if it considers that it is in the interest of justice that the determination of the complaint be resolved before the issue of compensation is addressed, direct that a further hearing take place on the issue of compensation after the complaint has been determined.

50.         A Person, Club or club invited to make submissions on compensation shall be entitled to be present at the hearing, but may only make submissions or advance evidence or question witnesses if and to the extent that the Chairman of the Commission gives it leave.

51.         If the Board fails to prove a complaint a Commission may order the Company to pay to the Respondent such sum by way of costs as it shall think fit.

52.         Where a Respondent Club is suspended from playing in League Matches under the provisions of Rule R.48.4.1, its opponents in League Matches which should have been played during the period of suspension, unless a Commission otherwise orders, shall be deemed to have won them.

53.         Fines and costs shall be recoverable by the Board as a civil debt; compensation shall likewise be recoverable by the person or Club entitled to receive it.

54.         Fines recovered by the Board shall be used towards the operating expenses of the Company and the League or, at the discretion of the Board, towards charitable purposes. Costs recovered by the Board shall be used to defray the costs of the Commission.

Appeals

55.         A Club (or club) or person aggrieved by

55.1   the decision of the Board to impose a fixed penalty; or

55.2   the decision of a Commission before which such Club or person appeared as Respondent; or

55.3   the amount of compensation (if any) which a Commission has, pursuant to Rule R.48.5, ordered either that it shall pay or that shall be paid in its favour;

may appeal in accordance with the provisions of these Rules against the decision, the penalty or the amount of compensation (as appropriate).

56.         An appeal shall lie to an Appeal Board which shall be appointed by the Board and, subject to Rule R.57, shall comprise 3 members of the Panel of whom one, who shall have held judicial office, shall sit as chairman of the Appeal Board, and the other two of whom shall be members of the Council of the Football Association who are not Officials.

57.         No member of the Panel shall be appointed to an Appeal Board to hear an appeal against the decision of a Commission of which he was a member.

58.         The parties to an appeal shall be:

58.1   a Respondent to a charge; and/or

58.2   a Person, Club or club pursuant to Rule R.55.3; and/or

58.3   the Board.

59.         An appeal against the decision of the Board to impose a fixed penalty shall be in Form 45.

60.         An appeal against the decision of a Commission shall be in Form 46.

61.         An appeal shall be commenced by the appellant sending or delivering to the Secretary Form 45 or Form 46, as the case may be, so that he receives the same together with a deposit of £1,000 within 14 days of the date of the decision appealed against (time of the essence).

62.         The Appeal Board may give directions as it thinks fit for the future conduct of the appeal, addressed in writing to the parties, or require the parties to attend a directions hearing.

63.         Any party to an appeal may apply for permission to adduce fresh evidence. Such permission shall only be granted if it can be shown that the evidence was not available to the party and could not have been obtained by such party with reasonable diligence, at the time at which the Commission heard the complaint.

64.         Notice of the date, time and place of the appeal hearing shall be given in writing to the parties by the chairman of the Appeal Board.

65.         If a party fails, refuses or is unable to attend the hearing the Appeal Board may either adjourn it or proceed in the party’s absence.

66.         Except in cases in which the Appeal Board gives leave to adduce fresh evidence pursuant to Rule R.63, an appeal shall be by way of a review of the documents and the parties shall be entitled to make oral representations. Subject to the foregoing provisions of this Rule, the Appeal Board shall have an overriding discretion as to the manner in which the hearing is conducted.

67.         The Appeal Board may permit the Appellant (or Person, Club or club pursuant to Rule R.55.3) at any time to withdraw the appeal on such terms as to costs and otherwise as the Appeal Board shall determine.

68.          If the members of the Appeal Board are not unanimous, the decision of the majority of them shall prevail.

69.          The Appeal Board’s decision shall be announced as soon as practicable after the appeal hearing and if possible at the end thereof and shall be confirmed in writing by the chairman of the Appeal Board to the parties, giving reasons.  If the decision reached by the Appeal Board was by a majority, no minority or dissenting opinion shall be produced or published.

70.          Members of an Appeal Board shall be entitled to receive from the Company a reasonable sum by way of fees and expenses.

Appeal Board’s Powers

71.          Upon the hearing of an appeal, an Appeal Board may

71.1   allow the appeal;

71.2   dismiss the appeal;

71.3   except in the case of a fixed penalty, vary any penalty imposed or order made at first instance;

71.4   vary or discharge any order for compensation made by the Commission;

71.5   order the deposit to be forfeited to the Company or repaid to the appellant;

71.6   order a party to pay or contribute to the costs of the appeal including the fees and expenses of members of the Appeal Board paid or payable under Rule R.70;

71.7   remit the matter back to the Commission with directions as to its future disposal;

71.8   make such other order as it thinks fit.

72.          Subject to the provisions of Section S, the decision of an Appeal Board shall be final.

Admissibility of Evidence

73.          In the exercise of their powers under this Section of these Rules, a Commission or an Appeal Board shall not be bound by any enactment or rule of law relating to the admissibility of evidence save as to relevance.

Legal Representation

74.          The parties to proceedings before a Commission or an Appeal Board shall be entitled to be represented by a solicitor or counsel provided that they shall have given to the other party and to the chairman of the Commission or of the Appeal Board as the case may be 14 days’ prior written notice to that effect identifying the solicitor or counsel instructed.

Publication and Privilege

75.          Without prejudice in any event to any form of privilege available in respect of any such publication, whether pursuant to the Defamation Act 1996 or otherwise, the Board, a Commission and an Appeal Board shall be entitled to publish as each of them shall think fit reports of their proceedings, whether or not they reflect adversely on the character or conduct of any Club, Manager, Match Official, Official or Player and any Club and any person bound by these Rules and any person bound by virtue of any obligation whether to the League or to any third party to observe these Rules shall be deemed to have provided their full and irrevocable consent to the publication of oral or written statements without limit in number by any of the Board, a Commission and an Appeal Board in any form or media as each of them shall think fit of details of any and all evidence tendered in any proceedings over which they have jurisdiction and of a full report of any finding or decision made by any of the said bodies.

SECTION S

ARBITRATION

Definitions

1.                In this Section of these Rules:

1.1     “the Act” means the Arbitration Act 1996 or any re-enactment or amendment thereof for the time being in force;

1.2     “party” means a party to the arbitration;

1.3     “the tribunal” means the arbitral tribunal;

1.4     “the chairman” means the chairman of the tribunal.

Agreement to Arbitrate

2.                Membership of the League shall constitute an agreement in writing between the Company and Clubs and between each Club for the purposes of section 5 of the Act in the following terms:

2.1     to submit all disputes which arise between them (including in the case of a Relegated Club any dispute between it and a Club or the Company the cause of action of which arose while the Relegated Club was a member of the League), whether arising out of these Rules or otherwise, to final and binding arbitration in accordance with the provisions of the Act and this Section of these Rules;

2.2     that the seat of each such arbitration shall be in England and Wales;

2.3     that the issues in each such arbitration shall be decided in accordance with English law;

2.4     that no other system or mode of arbitration will be invoked to resolve any such dispute.

3.                Disputes under these Rules will be deemed to fall into one of three categories, being:

3.1     disputes arising from decisions of Commissions or Appeal Boards made pursuant to Section R of these Rules (‘Disciplinary Disputes”);

3.2     disputes arising from the exercise of the Board’s discretion (‘Board Disputes”);

3.3     other disputes arising from these Rules or otherwise.

4.                In the case of a Disciplinary Dispute, the only grounds for review of a decision of a Commission or Appeal Board shall be that the decision was:

4.1     reached outside of the jurisdiction of the body that made the decision; or

4.2     reached as a result of fraud, malice or bad faith; or

4.3     reached as a result of procedural errors so great that the rights of the applicant have been clearly and substantially prejudiced; or

4.4     reached as a result of a perverse interpretation of the law; or

4.5     one which could not reasonably have been reached by any tribunal which had applied its mind properly to the facts of the case.

5.                In the case of a Board Dispute, the only grounds for review shall be that the decision:

5.1     was reached outside the jurisdiction of the Board; or

5.2     could not have been reached by any reasonable Board which had applied its mind properly to the issues to be decided; or

5.3     was reached as a result of fraud, malice or bad faith; or

5.4     was contrary to English law; and

directly and foreseeably prejudices the interests of a person or persons who were in the contemplation of the Board at the time that the decision was made as being directly affected by it and who suffer loss as a result of that decision.

Standing

6.                A person who is not a party to a Disciplinary Dispute or a Board Dispute may not invoke these arbitration provisions in respect of such a dispute, unless that party can show that they are sufficiently affected by the outcome of the dispute that it is right and proper for them to have standing before the tribunal.

Disputes between Clubs and Players

7.                Disputes between Clubs and Players referred to arbitration in accordance with these Rules pursuant to the provision to that effect in Form 13A shall be determined in accordance with the procedures set out in this Section of these Rules.

Commencement of the Arbitration

8.                An arbitration shall be deemed to have commenced and for the purpose of Rules S.2 and S.7 a dispute shall be deemed to have arisen upon the party requesting an arbitration serving upon the other party a request in Form 47.

9.                The party requesting an arbitration shall send a copy of Form 47 to the Secretary who shall forthwith send to each party particulars of those persons who are members of the Panel.

Appointing the Arbitrators

10.         Subject to Rule S.16, the tribunal shall comprise 3 members of the Panel and there shall be no umpire.

11.         Within 14 days of service of the request in Form 47 each party shall by notice in Form 48 addressed to the Secretary appoint one Panel member to act as an arbitrator in the arbitration requested.

12.         Within 14 days of their appointment the 2 arbitrators so appointed shall appoint the third arbitrator who shall be a legally qualified member of the Panel and who shall sit as chairman. If the 2 arbitrators so appointed fail to agree on the appointment of the third arbitrator the Board (or the Football Association if the Company is a party) shall make the appointment giving notice in writing to that effect to each party.

13.         If a party, other than the League or a Club, does not wish to appoint a member of the Panel as their nominated arbitrator, they may nominate some other person provided that:

13.1   that the person they nominate is a solicitor of no less than 10 years’ admission or a barrister of no less than 10 years’ call; and

13.2   such person is independent of the party appointing him and able to render an impartial decision.

14.         If a party refuses or fails to appoint an arbitrator when it is obliged to do so in accordance with these Rules the Board (or the Football Association if the Company is a party) shall make the appointment giving notice in writing to that effect to each party.

15.         Upon appointment all arbitrators must sign a statement of impartiality.  Any arbitrator not signing such a statement within 7 days of appointment may not act and the party appointing him must nominate another arbitrator within 7 days.

Appointing a Single Arbitrator

16.         Notwithstanding the provisions of Rule S.10, the parties shall be at liberty to appoint a legally qualified member of the Panel to be a single arbitrator in which case:

16.1   Form 49 shall be substituted for Form 48; and

16.2   this Section of these Rules shall be interpreted on the basis that the tribunal comprises a single arbitrator who shall undertake the duties of the chairman.

Replacing an Arbitrator

17.         If following his appointment an arbitrator refuses to act, becomes incapable of acting, is removed by order of a competent court or dies, the Board (or the Football Association if the Company is a party) shall appoint a member of the Panel to replace him.

Communications

18.         All communications sent in the course of the arbitration by the arbitrators shall be signed on their behalf by the chairman.

19.         Such communications addressed by the arbitrators to one party shall be copied to the other.

20.         Any communication sent by either party to the arbitrators shall be addressed to the chairman and shall be copied to the other party.

Directions

21.         The chairman of the tribunal shall decide all procedural and evidential matters and for that purpose within 14 days of his appointment he shall either give directions for the conduct of the arbitration addressed in writing to each party or serve on each party Form 50 requiring their attendance at a preliminary meeting at which he will give directions.  In either case the directions shall include without limitation:

21.1   whether and if so in what form and when statements of claim and defence are to be used;

21.2   whether and if so to what extent discovery of documents between the parties is necessary;

21.3   whether strict rules of evidence will apply and how the admissibility, relevance or weight of any material submitted by the parties on matters of fact or opinion shall be determined;

21.4   whether and if so to what extent there shall be oral or written evidence or submissions;

21.5   whether expert evidence is required;

21.6   whether and if so to what extent the tribunal shall itself take the initiative in ascertaining the facts and the law.

The Tribunal’s General Powers

22.         The chairman of the tribunal shall have power to:

22.1   allow either party upon such terms (as to costs and otherwise) as it shall think fit to amend any statement of claim and defence;

22.2   give directions in relation to the preservation, custody, detention, inspection or photographing of property owned by or in the possession of a party to the proceedings;

22.3   give directions as to the preservation of evidence in the custody or control of a party;

22.4   direct that a witness be examined on oath;

22.5   require each party to give notice of the identity of witnesses it intends to call;

22.6   require exchange of witness statements and any expert’s reports;

22.7   appoint one or more experts to report to it on specific issues;

22.8     require a party to give any such expert any relevant information or to produce or provide access to any relevant documents or property;

22.9     order that a transcript be taken of the proceedings;

22.10   extend or abbreviate any time limits provided by this Section of these Rules or by its directions;

22.11   require the parties to attend such procedural meetings as it deems necessary to identify or clarify the issues to be decided and the procedures to be adopted;

22.12  give such other lawful directions as it shall deem necessary to ensure the just, expeditious, economical and final determination of the dispute.

Duty of the Parties

23.          The parties shall do all things necessary for the proper and expeditious conduct of the arbitration and shall comply without delay with any direction of the chairman of the tribunal as to procedural or evidential matters.

Default of the Parties

24.          If either party is in breach of Rule S.23 the tribunal shall have power to:

24.1     make peremptory orders prescribing a time for compliance;

24.2     make orders against a party which fails to comply with a peremptory order;

24.3     dismiss a claim for want of prosecution in the event of inordinate or inexcusable delay by a party which appears likely to give rise to a substantial risk that it will not be possible to have a fair resolution of the issues or will cause serious prejudice to the other party;

24.4     debar that party from further participation and proceed with the arbitration and make an award but only after giving that party written notice of its intention to do so.

The Hearing

25.          The chairman shall fix the date, time and place of the arbitration hearing and shall give the parties reasonable notice thereof.

26.          At or before the hearing the chairman shall determine the order in which the parties shall present their cases.

27.          Any witness who gives oral evidence may be questioned by the representative of each party and by each of the arbitrators.

Remedies

28.          The tribunal shall have power to:

28.1  determine any question of law or fact arising in the course of the arbitration;

28.2  determine any question as to its own jurisdiction;

28.3  make a declaration as to any matter to be determined in the proceedings;

28.4  order the payment of a sum of money;

28.5  award simple or compound interest;

28.6  order a party to do or refrain from doing anything;

28.7  order specific performance of a contract (other than a contract relating to land);

28.8  order the rectification, setting aside or cancellation of a deed or other document.

Majority Decision

29.          If the arbitrators fail to agree on any issue they shall decide by a majority and a majority decision shall be binding on all of them.  No dissenting judgment shall be produced.

Provisional Awards

30.          The tribunal shall have power to make provisional awards during the proceedings including without limitation requiring a party to make an interim payment on account of the claim or the costs of the arbitration.  Any such provisional award shall be taken into account when the final award is made.

The Award

31.          If before the award is made the parties agree on a settlement of the dispute the tribunal shall record the settlement in the form of a consent award.

32.          The tribunal may make more than one award at different times on different aspects of the matters in dispute.

33.          The award shall be in writing and shall contain reasons for the tribunal’s decision.

Costs

34.          Until they are paid in full, the parties shall be jointly and severally liable to meet the arbitrators’ fees and expenses, the total amount of which shall be specified in the award.

35.          The tribunal shall award costs on the general principle that costs should follow the event except where it appears to the tribunal that in the circumstances this is not appropriate in relation to the whole or part of the costs.

36.          The party in favour of which an order for costs is made shall be allowed, subject to Rule S.37, a reasonable amount in respect of all costs reasonably incurred, any doubt as to reasonableness being resolved in favour of the paying party.

37.          In appropriate cases the tribunal may award costs on an indemnity basis.

38.          The chairman shall have power to tax, assess or determine the costs if requested to do so by either party.

Challenging the Award

39.          Subject to the provisions of Sections 67 to 71 of the Act, the award shall be final and binding on the parties and there shall be no right of appeal.  There shall be no right of appeal on a point of law under Section 69 of the Act.

Representation

40.          A party may be represented before a tribunal by a solicitor or counsel provided that 14 days’ prior written notice to that effect identifying the solicitor or counsel instructed is given to the other party and to the chairman.

41.          A Club which is a party may be represented before a tribunal by one of its Officials.  An Official shall not be prevented from representing his Club because he is or may be a witness in the proceedings.

Waiver

42.          A party which is aware of non-compliance with this Section of these Rules and yet proceeds with the arbitration without promptly stating its objection to such non-compliance to the chairman shall be deemed to have waived its right to object.

SECTION T

PREMIER LEAGUE APPEALS COMMITTEE

Jurisdiction

1.      The Premier League Appeals Committee (hereafter in this Section of these Rules called “the Committee”) shall determine the following matters:

1.1    an appeal by a Club or a Contract Player under the provisions of clause 19(d) of Form 13 (Player’s Contract);

1.2    an appeal by a Club or a Student under the provisions of Rule N.86;

1.3    an appeal by a Club or a Contract Player under the provisions of Rule K.18.3  against a decision of the Board regarding payment of the balance of a Signing-on Fee to the Contract Player;

1.4    an appeal by a Club or a Contract Player under the provisions of Rule K.29 against a determination by the Board of contract terms effective from the Contract Player’s 18th birthday;

1.5    an appeal by a Club or a Contract Player under the provisions of Rule K.39 against a decision of the Board given under either Rule K.34 or Rule K.35;

1.6    an application by a Club under the provisions of Rule M.22 that payments to an Out of Contract Player may cease without affecting the Club’s entitlement to a Compensation Fee.

Composition of the Committee

2.      The Committee shall be composed of:

2.1    an independent chairman who holds or has held judicial office and who, with the prior approval of the Professional Footballers’ Association, shall be appointed by the Board in such terms as it thinks fit;

2.2    a member of the Panel appointed by the League;

2.3    an appointee of the Professional Footballers’ Association provided that in cases where an officer or employee of that Association is appearing before the Committee representing a party to the proceedings then the appointee shall not be an officer or employee of the Association.

3.      If the chairman of the Committee is unable to act or to continue acting as such in the determination of any matter, the Board shall appoint in his stead a member of the Panel who holds or has held judicial office.

4.      If following his appointment any other member of the Committee is unable to act or to continue acting, his appointer may appoint a replacement so that the composition of the Committee is maintained as provided in Rule T.2.

5.      If the members of the Committee fail to agree on any issue, they shall decide by a majority.

Committee Procedures

6.      The parties to proceedings before the Committee shall be:

6.1    in an appeal under Rule T.1.1,  T.1.3,  T.1.4  or T.1.6:

6.1.1   the appellant Club or Contract Player and

6.1.2   the respondent Contract Player or Club;

6.2    in the determination of a dispute under Rule T.1.5:

6.2.1   the applicant Club or Player and

6.2.2   the respondent Player or Club;

6.3    in an appeal under Rule T.1.2:

6.3.1   the appellant Club or Student and

6.3.2   the respondent Student or Club;

6.4    in an application under Rule T.1.7:

6.4.1   the applicant Club and

6.4.2   the respondent Out of Contract Player.

7.      Proceedings shall be commenced by an application in writing to the Secretary identifying:

7.1    the respondent;

7.2    the Rule under the provisions of which the appeal or application is made;

7.3    the nature of the appeal or application and the facts surrounding it;

7.4    the remedy or relief sought; and

7.5    any documents relied upon, copies of which shall be annexed.

8.      Except in the case of an application made by a Student, an application made under the provisions of Rule T.7 shall be accompanied by a deposit of £1,000.

9.      Upon receipt of an application the Secretary shall:

9.1    procure that for the purpose of determining the application the Committee is composed in accordance with Rule T.2;

9.2    send a copy of the application and any documents annexed to it to the chairman and members of the Committee;

9.3    send a copy of the same by recorded delivery post to the respondent.

10.   Within 14 days of receipt of the copy application the respondent shall send to the Secretary by recorded delivery post a written response to the application, annexing thereto copies of any documents relied upon.

11.   Upon receipt of the response the Secretary shall send a copy thereof together with a copy of any document annexed to:

11.1  the chairman and members of the Committee and

11.2  the party making the application.

12.   The chairman of the Committee may give directions as he thinks fit for the future conduct of the proceedings addressed in writing to the parties with which the parties shall comply without delay.

13.   The Committee by its chairman shall have power to summon any person to attend the hearing of the proceedings to give evidence and to produce documents and any person who is bound by these Rules and who, having been summoned, fails to attend or to give evidence or to produce documents shall be in breach of these Rules.

14.   The Secretary shall make all necessary arrangements for the hearing of the proceedings and shall give written notice of the date, time and place thereof to the parties.

15.   If a party to the proceedings fails to attend the hearing the Committee may either adjourn it or proceed in their absence.

16.   The chairman of the Committee shall have an overriding discretion as to the manner in which the hearing of the proceedings shall be conducted.

17.   The Committee shall not be bound by any enactment or rule of law relating to the admissibility of evidence in proceedings before a court of law.

18.   The hearing shall be conducted in private.

19.   Each party shall be entitled to be represented at the hearing by a solicitor or counsel provided that they shall have given to the other party and to the chairman of the Committee 14 days’ prior written notice to that effect.

20.   The Committee’s decision shall be announced as soon as practicable and if possible at the end of the hearing and shall be confirmed in writing by the Secretary to the parties.

21.   The Committee shall give reasons for its decision.

22.   The decision of the Committee shall be final and binding.

Fees and Expenses

23.   The chairman and members of the Committee shall be entitled to receive from the Company a reasonable sum by way of fees and expenses.

Committee’s Powers

24.   Upon determining an application made in accordance with the provisions of this Section of these Rules, the Committee may:

24.1      order the deposit required by Rule T.8 to be forfeited to the Company or repaid to the applicant;

24.2      order either party to pay to the other such sum by way of costs as it shall think fit which may include the fees and expenses of the chairman and members of the Committee paid or payable under Rule T.23;

24.3      make such other order as it shall think fit.

SECTION U

CRIMINAL RECORDS BUREAU

1.      In this Section of these Rules:

1.1    “CRB” means the Criminal Records Bureau, being the executive agency of the Home Office which provides access to criminal records information, or any successor body which carries out its functions.

1.2    “Disclosure” means the service provided by the CRB to Persons registered with it;

1.3    “Search and Intervention Steward” means a steward employed by a Club who regularly carries out, or who supervises those who carry out, either of the following duties in an area of the Club’s ground covered by a premises licence granted under the Licensing Act 2003:

1.3.1   the search of spectators on their entry to the ground; or

1.3.2   the intervention against or ejection of spectators.

1.4    “Staff” has the meaning set out in Rule O.3.8  but for the purposes of this Section U shall also include Search and Intervention Stewards.

2.      The League will undertake all matters connected with the use of the Disclosure service for those Clubs not registered with the CRB.

3.      Clubs not registered with the CRB agree to be bound by any guidance published by the League from time to time.

Lead Disclosure Officer and Countersignatories

4.      Each Club shall nominate an Official as lead disclosure officer.

5.      The lead disclosure officer of a Club which is not registered with the CRB shall:

5.1    act as the Club’s principal point of contact with the League on all matters connected with the use of the Disclosure service and the Club shall notify his name to the League in Form 52; and

5.2    ensure that the Disclosure application by a person seeking appointment or confirmation of appointment as a member of Staff at the Club is processed by the Club in such manner as the League may from time to time determine.

6.      The lead disclosure officer of a Club registered with the CRB:

6.1    shall countersign the Club’s application to register with the CRB;

6.2    may countersign Disclosure applications;

6.3    will act as the Club’s principal point of contact with the CRB on all matters connected with the registration and use of the Disclosure service.

7.      Each Club shall nominate one or more Officials (who may be the Children’s Services Officers or a Safeguarding Officer) as countersignatories who (in the case of a Club registered with the CRB) may countersign Disclosure applications and (in the case of all Clubs) carry out the procedures set out in Rule U.9.

8.      Subject to Rule U.10, no person shall be appointed as a member of Staff unless:

8.1    he has completed and submitted to the Club a written application; and

8.2    a written reference has been obtained by the Club from at least two referees named in the application; and

8.3    he has applied to the CRB for Disclosure; and

8.4    his Disclosure information has been received and the Club is satisfied that he is not unsuitable to work with Children or as a Search and Intervention Steward as the case may be; and

8.5    his particulars have been entered in the staff register in Form 36 kept and maintained at the Club.

9.      Upon an application for Disclosure being made by a person seeking appointment or confirmation of his appointment as a member of Staff, the lead disclosure officer or a countersignatory shall:

9.1    determine, in accordance with any guidance published by the CRB or by the League, the level of Disclosure information to be sought in respect of that person; and

9.2    carry out such identity checks on that person as may be required pursuant to the guidance described in Rule U.9.1; and

9.3    complete and submit that person’s application to the CRB or to the League (in the case of a Club not registered with the CRB); and

9.4    receive the Disclosure information from the CRB or from the League (in the case of a Club not registered with the CRB) in respect of that person; and

9.5    report the content of that Disclosure information to the Official responsible for deciding whether that person shall be appointed or have his appointment confirmed.

10.   Between the date upon which his application to the CRB for Disclosure is received and the date upon which the procedures set out in Rule U.9 are completed, a person to whom that Rule applies may be permitted to take up his position as a member of Staff at the discretion of the Club’s lead countersignatory so long as he is accompanied by a member of Staff in respect of whom the Rule U.9 procedures have been complied with.

Monitoring

11.   The League will monitor Clubs to ensure compliance with this Section of these Rules and will procure that each Club is visited at least once each Season by a person appointed for this purpose by the League.  Such personnel shall be entitled to have access to all records kept in accordance with the requirements of this Section of the Rules.

12.   Each visit will be reported in writing to the League and to the Club concerned.

13.   There shall be made available for inspection by the person appointed by the League at all reasonable times:

13.1      written evidence of the Club’s registration with the CRB (in the case of a Club so registered);

13.2      written evidence in relation to members of Staff to whom Rule U.9 applies that the procedures set out in that Rules have been complied with;

13.3      Form 36.

SECTION V

MISCELLANEOUS

Football Association Council

1.                Under the articles of association of the Football Association the Company is entitled to appoint annually 8 representatives to the Council of the Football Association.  Any person who is a director of a Club or of the Company shall be eligible for appointment.  The Chairman shall be one of such representatives ex officio and the other 7 shall be elected at the General Meeting next following the end of the Season at which election will be by ballot.

2.                Under the articles of association of the Football Association the Company is entitled to appoint annually up to 3 members of the Football Association board of directors.  Any person who is a Football Association Council representative appointed in accordance with Rule V.1 or, if a representative of a regional division of the Football Association, a person who is a director of a Club shall be eligible for appointment.  The Chairman shall be one of such representatives ex officio and the other two shall be elected at the General Meeting next following the end of the Season at which election will be by ballot and will take place after the election of the Football Association Council representatives appointed in accordance with Rule V.1.

3.                Under the articles of association of the Football Association, the Company is entitled to appoint 4 members of the Professional Game Board (‘the PGB”), a committee of the board of directors of the Football Association.  The 3 members of the board of directors of the Football Association appointed in accordance with Rule V.2 shall recommend for approval in General Meeting the 4 proposed members of the PGB.  Provided always that at least 2 of the appointed PGB members shall be Football Association Council representatives appointed in accordance with Rule V.1, the following shall be eligible for appointment:

3.1    a director of a Club;

3.2    a Football Association Council representative appointed in accordance with Rule V.1 (who for the avoidance of doubt may be a member of the Football Association board of directors);

3.3    the Chairman, Chief Executive or other officer of the Company.

Definitions

4.                For the purposes of Rules V.5 to V.22 inclusive, ‘Club” includes any Associated Undertaking, Fellow Subsidiary Undertaking, Group Undertaking, Parent Undertaking or Subsidiary Undertaking of such Club and ‘Shares” include securities.

Associations between Clubs

5.                A Club shall not either directly or indirectly:

5.1    apply to hold or hold any Holding in another Club or Football League club; or

5.2    issue any of its Shares or grant any Holding to another Club or Football League club; or

5.3    lend money to or guarantee the debts or obligations of another Club or Football League club; or

5.4    borrow money from another Club or Football League club or permit another Club or Football League club to guarantee its debts or obligations; or

5.5    be involved in or have any power to determine or influence the management or administration of another Club or Football League club; or

5.6    permit any other Club or Football League club to be involved in or have any power to determine or influence its management or administration.

Club Officials

6.                An Official of a Club shall not:

6.1    be an Official of another Club or Football League club; or

6.2    either directly or indirectly be involved in or have any power to determine or influence the management or administration of another Club or Football League club.

7.                A Club shall not appoint as an Official anybody who:

7.1    is an Official of another Club or Football League club; or

7.2    either directly or indirectly is involved in or has any power to determine or influence the management or administration of another Club or Football League club.

Dual Interests

8.                No Person may either directly or indirectly be involved in or have any power to determine or influence the management or administration of more than one Club.

9.                No Person may either directly or indirectly hold or acquire any Significant Interest in a Club while such Person either directly or indirectly holds any Holding in another Club.

10.          A Club shall not either directly or indirectly issue Shares of any description or grant any Holding to any Person that either directly or indirectly already holds a Significant Interest in another Club.

11.          A Club shall forthwith give notice in Form 51 to the Secretary if any Person either directly or indirectly;

11.1  holds; or

11.2  acquires; or

11.3  having held or acquired, ceases to hold any Significant Interest in the Club.

12.          A notice given pursuant to the provisions of Rule V.11 shall:

12.1      identify the Person holding, acquiring or ceasing to hold the Significant Interest in question; and

12.2      set out all relevant details of the Significant Interest including without limitation the number of Shares, their description and the nature of the interest; and

12.3      set out where appropriate the proportion (expressed in percentage terms) which the relevant Shares in respect of which the Significant Interest exists bear to the total number of Shares of that class in issue and of the total issued Shares of the Club.

13.          Each Club shall publish the identities of the ultimate owner of each Significant Interest in the Club.

14.          The Secretary shall maintain a register which shall include the particulars set out in Rule V.12 and the said register shall be available for inspection by any Club by prior appointment.

15.          Each Club shall forthwith give notice in writing to the Secretary if any Person identified in a notice given in accordance with Rule V.11.1 or Rule V.11.2 either directly or indirectly holds acquires or ceases to hold any Holding in the Club.

16.          The Board shall have power to suspend a Club if either directly or indirectly a Person acquires a Significant Interest in that Club while such Person either directly or indirectly holds any Holding in any class of Shares of another Club.

17.          At the discretion of the Board, a suspension may take effect forthwith or it may be postponed subject to such conditions as the Board may think fit to impose.

18.          Unless a suspension is postponed, a suspended club shall not play in:

18.1      any League Match; or

18.2      any Premier Reserve League Match; or

18.3      any Premier Academy League Match; or

18.4      any of the competitions set out in Rules E.10 and E.11; or

18.5      any other match.

19.          For the purposes of the League competition, the Board shall have power to determine how the cancellation of a League Match caused by the suspension of one of the Clubs which should have participated in it shall be treated.

20.          The Board shall have power to remove a Club’s suspension imposed under Rule V.6 upon being satisfied that the circumstances giving rise to it are no longer extant.

Club Contracts

21.          No Club shall enter into a contract which enables any other party to that contract to acquire the ability materially to influence its policies or the performance of its teams in League Matches or in any of the competitions set out in Rule E.10.

Employee’s Contracts

22.          Save as otherwise permitted by these Rules, no Club shall directly or indirectly induce or attempt to induce any Player, Manager, assistant manager, head coach or other senior first team football coach of another Club (or Football League club) to terminate a contract of employment with that other Club (or Football League club) (whether or not by breach of that contract) or directly or indirectly approach any such employee with a view to offering employment without the consent of that other Club (or Football League club).

Anti-Discrimination Policy

23.          Each Club shall adopt and each Club, Manager, Official, Player and Student shall observe, comply with and act in accordance with the Anti-Discrimination Policy set out in Appendix 9  to these Rules.

Football Foundation Advertising Editorial

24.          Each Club must make available one half page of advertising or editorial material in match programmes for the benefit of The Football Foundation.

Betting

25.          Prior to entering into (or performing any aspect of) a Gambling Related Agreement, the Club shall procure that the other party (or parties) to the Gambling Related Agreement shall enter into an agreement with the League pursuant to which it shall agree with the League that:

25.1      it will provide accurate and complete information forthwith to the League in the event that the League is exercising its powers under Rule R.1 to enquire into any suspected or alleged breach of these Rules if it becomes aware of any suspicious or unusual betting practices or other activities that may have an impact on the integrity of a match or competition;

25.2  it will not permit any form of gambling on any game referred to in Rules N.2.2.2, N.2.2.3 and Rules N.2.3 to N.2.5;

25.3  it will put in place such arrangements as the Board shall determine:

25.3.1   to protect minors and other vulnerable people from being harmed or exploited by gambling including, without limitation, the legible inclusion of the website address www.gambleaware.co.uk on all advertising (broadcast and non-broadcast) where it is feasible and practical to do so; and

25.3.2   for the independent, third-party adjudication of betting disputes (e.g. with IBAS or equivalent);

25.4      it shall not market any gambling services directly to minors and will ensure it has adequate systems in place to identify and prevent attempted gambling activity by minors;

25.5      it is licensed as a betting company within the EEA (which shall include any jurisdiction deemed to be treated as if it were within the EEA by Regulations made pursuant to section 331(4) of the Gambling Act 2005); and

25.6      it will abide by:

25.6.1   the licensing conditions and codes of practice for betting issued from time to time by the Gambling Commission (if it falls under the remit of the Gambling Commission);

25.6.2   the TV and Radio Advertising Standards Codes, the British Codes of Advertising, Sales Promotion and Direct Marketing administered by the Advertising Standards Authority (regardless of where the operator is based or licensed); and

25.6.3   the Gambling Industry Code for Socially Responsible Advertising.

26.          No Club, Official or Player may, in connection with betting on an event in, or on the result of, a League Match:

26.1  offer or receive a payment or any form of inducement to or from any Club or the Official or Player of any Club; or

26.2  receive or seek to receive any payment or other form of inducement from any Person.

FORMS

Form 1

PREMIER LEAGUE

LIST OF AUTHORISED SIGNATORIES OF                                  FOOTBALL CLUB (RuleA.1)

To:                     The Secretary

The Premier League

The following Officials of the Club are Authorised Signatories:

Print Name	Position	Signature	Limit of Authority (if any)

Signed

Position

Date

Form 1A

PREMIER LEAGUE

NOTIFICATION OF CLUB BANK ACCOUNT (Rule C.50)

To:                     The Secretary

The Premier League

We confirm on behalf of the board of                            Football Club that the following bank account is the Club’s bank account for the purposes of Rule C.50:

Name of Bank

Name of account holder

Title of account

Sort code

Account number

Signed by a Director of the Club

Date

Signed by a Director of the Club

Date

Form 2

PREMIER LEAGUE

APPEAL UNDER RULE C.68

To:                             The Secretary                                                      Date:

The Premier League

We, [insert name of Club]                        (the “Club”) hereby appeal against the deduction of 9 points notified to us by the Board on [date]                       on the ground that the event of insolvency was caused by and resulted directly from circumstances, other than normal business risks, over which the Club could not reasonably be expected to have had control and its Officials had used all due diligence to avoid the happening of that event.

Brief details of the circumstances that led to the event of insolvency are set out on the attached sheet(s).

A deposit of £1,000 is enclosed.

Signed

Position

Form 2A

PREMIER LEAGUE

OWNERS’ AND DIRECTOR’S DECLARATION (Rule D.1.9)

To:                     The Secretary

The Premier League

I, [fullname]                                                                  of [home address]                                                       [post code]                                                   hereby declare that:

1.     I am/propose to become* a Director of                                                                              Football Club;

2.     I am/am not* a person having Control over the Club;

3.     I am/am not* either directly or indirectly involved in or have power to determine or influence the management or administration of another Club or Football League club;

4.     I hold/do not hold* either directly or indirectly a Significant Interest in a Club while either directly or indirectly holding an interest in any class of Shares of another Club;

5.     I am/am not* prohibited by law from being a Director;

6.     I have/have not* been convicted of an offence set out in Premier League Rule D.2.4;

7.     I have/have not* made an Individual Voluntary Arrangement or been the subject of an Interim Bankruptcy Order, a Bankruptcy Restriction Order or a Bankruptcy Order;

8.     I have/have not* been a Director of a Club or club which, while I have been a Director of it, suffered 2 or more unconnected Events of Insolvency;

9.     I have/have not* been a Director of 2 or more Clubs or clubs each of which, while I have been a Director of them, has suffered an Event of Insolvency;

10.   I am/am not* subject to a suspension or ban from involvement in the administration of a sport as set out in Rule D.2.8;

11.   I am/am not* subject to any form of suspension, disqualification or striking-off by a professional body as set out in Rule D.2.9;

12.   I am/am not* required to notify personal information pursuant to Part 2 of the Sexual Offences Act 2003;

13.   I have/have not* been found to have breached any of the rules set out in Rule D.2.11;

14.   this Declaration is true in every particular.

I consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to the Football Association Premier League Limited holding and processing the above personal data and sensitive data for the purpose of discharging its functions as a regulatory and governing body of football.

I understand that the words “Bankruptcy Order”, “Bankruptcy Restriction Order”, “Club”, “club”, “Control”, “Declaration”, “Director”, “Event of Insolvency”, “Holding”, “Individual Voluntary Arrangement”, “Interim Bankruptcy Restriction Order”, “Shares” and “Significant Interest” (together with any other defined terms comprising any part of these definitions) have the meanings set out in the Rules of the Premier League.

Signed by the Director

Date

Signed by an Authorised Signatory

Date

* delete as appropriate

Form 3(1)

PREMIER LEAGUE

AUDITORS’ REPORT (Rule D.1.2)

Report of [firm] to the XYZ Football Club Limited (“the Club”)

Further to the requirements of Section D of the Rules of the Premier League (“the Rules”), we have been engaged by the Club, under the terms of our engagement letter dated                                to provide to the Club the following accountant’s report. The following terms used in this report are defined by the Rules: “Material Transactions”, “Player”, “Agent”, “Third Party Payment”, “Compensation Fee”, and “Objectives”. We have examined the enclosed report of the directors of the Club (“the Report”) and the record of Material Transactions (“the Record”) for the accounting period of                                months ended on

Respective responsibilities of the directors and [firm]

The directors of the Club are responsible for designing and maintaining an adequate system of internal control to meet the requirements of the Rules. Both the Report and the Record have been prepared by or on behalf of the directors of the Club and are their sole responsibility. It is our responsibility to form an independent opinion, based on our work, of that Report and Record and to report our opinion to you.

Basis of opinion

Our work consisted primarily of the following procedures:

•       inspection of a sample of Players’ contracts in relation to which Material Transactions are detailed in the Record;

•       testing of a sample of Material Transactions undertaken by the Club with Agents and Third Party Payments;

•       review of the Club’s written transfer policy and Compensation Fees paid pursuant thereto;

•       enquiry of the directors about the Club’s internal financial control policies and procedures.

There are no practicable procedures that would enable us to identify any Material Transaction not shown in the Record or the accounting records of the Club or which is not otherwise brought to our attention. We have, however, obtained written representations from the directors of the Club that the Report and the Record are complete and accurate.

Our work was directed to those matters which in our view materially affect the Report and the Record, and was not directed to the discovery of errors or misstatements which we consider to be immaterial.

Opinion

In our opinion:

(a)   the Club’s internal financial control policies and procedures are suitably designed to meet the Objectives;

(b)   the said policies and procedures were applied during the said accounting period to Material Transactions shown in the Record and examined by us to provide reasonable, but not absolute, assurance that the Objectives were achieved in respect thereof.

In the course of the above work and our audit of the statutory accounts of the Club for the said accounting period, nothing came to our attention to suggest that the enclosed Report is not consistent with our knowledge thus derived.

This report is provided on the basis that it is for your information only and that, except as required by the Rules, it will not be copied or disclosed to any third party or otherwise quoted or referred to, in whole or in part, without our prior written consent.

Form 3(2)

PREMIER LEAGUE

DIRECTORS’ REPORT (Rule D.1.14)

To:                                The Football Association Premier League Limited (“the League”)

In accordance with the requirements of Section D of the Rules of the League, we, the Directors of                 Football Club Limited (“the Club”), hereby report in respect of the Club’s accounting period of           months ended on                  20       (“the Period of Review”) that [with the exception(s) noted below]:

(1)   the Club has operated internal financial control policies and procedures which are designed to meet the Objectives set out in Rule D.34 of the Rules of the League (“the Objectives”);

(2)   the Objectives have been achieved;

(3)   all Material Transactions complied with the Objectives and the Rules of the League.

[The exception(s) referred to above is/are as follows.....]

[Signature of each Director and date of signing]

Form 4

PREMIER LEAGUE

TEAM SHEET OF                                                                 FOOTBALL CLUB (Rule E.22)

Date _________________________________________     Kick-off time _______________________________________

Opponents _____________________________________   F.C. Referee ________________________________________

TEAM

SHIRT NO.	NAME

SUBSTITUTES

SHIRT NO.	NAME	REPLACED	TIME

OFFICIALS OCCUPYING THE TRAINER’S BENCH

NAME	JOB TITLE

COLOUR OF STRIP

Shirts	Shorts	Stockings	Goalkeeper’s Shirt	Goalkeeper’s Stockings

Signed

Position

Form 5

PREMIER LEAGUE

NOTICE OF KICK-OFF TIME GIVEN BY                                                                FOOTBALL CLUB (Rule E.30)

To:                      [Name and address of Match Official]

Please take notice that our League Match against [name of Visiting Club]                                 on [date of match]                                          at [address of Home Club’s ground]                                    will kick-off at [time]

Signed

Position

Date

Form 6

PREMIER LEAGUE

NOTIFICATION OF LEAGUE MATCH RESULT (Rule E.41)

SEASON 20     –20

Date of Match _____________________________________

Home Club _________________________________ F.C.	Visiting Club ________________________________ F.C.

Result: Home Club ____________________________ goals	Visiting Club _______________________________ goals

Signed ___________________________________________	Secretary of _________________________________ F.C.

TEAM

[Please complete in block letters]

Surname	Initials	Goalscorers*
Goalkeeper

Nominated Substitutes

was substitute for

was substitute for

was substitute for

* indicate time goal(s) scored and where goal(s) resulted from a penalty kick

Form 7

PREMIER LEAGUE

GATE STATEMENT (Rule E.42)

SEASON 2011–2012

Date of Match ________________________________________

Home Club _____________________________________ F.C.	Visiting Club ____________________________________ F.C.

	Home	Visiting
TICKETS ISSUED AND ATTENDANCE	Club	Club	TOTAL
Home — Adults
Home — Junior Concession
Home — Senior Concession
Home — Total Concessions	0
Home — Other
Season tickets
Complimentary — Season tickets
Complimentary — Match day
Away tickets
Total No. of tickets issued	0	0	0
No. of spectators attending*			0

RECEIPTS**
Value of ticket sales £			£0

Signed

Position

Date

* including hospitality

** net of VAT

Form 8

PREMIER LEAGUE

NOTIFICATION OF SHIRT NUMBERS ALLOCATED

BY                                                          FOOTBALL CLUB (Rule F.6)

To:                     The Secretary

The Premier League

The shirt numbers allocated to members of our First Team squad in Season 20     /20     are as follows:

Shirt No.	Name
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46

I undertake to give you prompt notice of any deletions from or additions to the above list occurring during the Season.

Signed

Position

Date

Form 9

PREMIER LEAGUE

REGISTRATION OF STRIPS

BY                                                               FOOTBALL CLUB (Rule F.16)

To:                  The Secretary

The Premier League

I submit herewith samples or our home Strip, away Strip and goalkeeper’s Strip [and third Strip*] for Season 20     /20

A brief description of each is as follows:

Home Strip

Shirts	:

Shorts	:

Stockings	:

Goalkeeper	:

Away Strip

Shirts	:

Shorts	:

Stockings	:

Goalkeeper	:

[Third Strip*]

Shirts	:

Shorts	:

Stockings	:

Goalkeeper	:

Signed

Position

Date

* delete if inapplicable

Form 9A

PREMIER LEAGUE

NOTIFICATION BY VISITING CLUB TO HOME CLUB OF STRIP (Rule F.23)

To:	[Name and address of Home Club]

Please take notice that at our League Match against you on [date of match]                                          , our team will wear the following Strip:

Outfield Players

Shirts	:

Shorts	:

Stockings	:

Goalkeeper

Shirts	:

Shorts	:

Stockings	:

Signed

Position

Date

Form 10

PREMIER LEAGUE

APPOINTMENT OF MATCH OFFICIALS (Rule G.3)

To:	[name and address of Match Official]

You are hereby appointed to officiate as Referee/Assistant Referee/Reserve Official/Fourth Official* at the following League Matches:

Date	Home Club	Visiting Club	Venue

The Home Club will in each case give you notice of the kick-off time.

Please acknowledge receipt of this appointment to me forthwith.

Signed
Secretary

Date

* Delete as appropriate

Form 11

PREMIER LEAGUE

REFEREE’S MATCH REPORT (Rule G.11)

V

Date	Referee

MISCONDUCT

PLAYER’S NAME	CLUB	OFFENCE	CAUTION/SENT OFF	TIME

CLUB FACILITIES AND HOSPITALITY (please tick)

Excellent ☐                             Good ☐                             Satisfactory ☐                             Unsatisfactory ☐

Any comments

WEATHER (i) Before game                                                (ii) During

STATE OF PITCH (please tick)

Excellent ☐                         Very Good ☐                         Good ☐                         Satisfactory ☐                         Poor* ☐

Unacceptable* (abandoned/postponed) ☐

Any other matters required to be reported under Rule G.11

*additional comments required

Form 12

PREMIER LEAGUE

REGISTRATION OF PITCH DIMENSIONS

BY                                                                   FOOTBALL CLUB (Rule I.23)

To:                                                    The Secretary

The Premier League

The dimensions of our pitch at [address of ground]

for Season 20     /20     are as follows:

Length :            yards (                 metres)

Width :             yards (                 metres)

Signed

Position

Date

Form 13

PREMIER LEAGUE AND THE FOOTBALL LEAGUE

CONTRACT

AN AGREEMENT made the                         day of                        20

between (name)

of (address)

acting pursuant to Resolution and Authority for and on behalf of

Football Club Limited (hereinafter referred to as “the Club”) of the one part and

(name)

of (address)

a Football Player (hereinafter referred to as “the Player”) of the other part.

WHEREBY it is agreed as follows:-

1                 This Agreement shall remain in force until the 30th day of June 19     unless it shall have previously been terminated by substitution of a revised agreement or as hereinafter provided.

2                 The Player agrees to play to the best of his ability in all football matches in which he is selected to play for the Club and to attend at any reasonable place for the purpose of training in accordance with instructions given by any duly authorised official of the Club.

3                 The Player agrees to attend all matches in which the Club is engaged when directed by any duly authorised official of the Club.

4                 The Player shall play football solely for the Club or as authorised by the Club or as required under the Rules of The Football Association and either the Rules of The FA Premier League or the Regulations of The Football League* dependent on the League in which the Club is in membership. The Player undertakes to adhere to the Laws of the Game of Association Football in all matches in which he participates.

5                 The Player agrees to observe the Rules of the Club at all times. The Club and the Player shall observe and be subject to the Rules of The Football Association and either the Rules of The FA Premier League or the Regulations of The Football League* as appropriate. In the case of conflict such Rules and Regulations shall take precedence over this Agreement and over Rules of the Club.

6                 The Club undertakes to provide the Player at the earliest opportunity with copies of all relevant Football Association Rules and FA Premier League Rules or Football League* Regulations as appropriate, the Club Rules for players and any relevant insurance policy applicable to the Player and to provide him with any subsequent amendments to all the above.

7                  (a)         The Player shall not without the written consent of the Club participate professionally in any other sporting or athletic activity. The Player shall at all times have due regard for the necessity of his maintaining a high standard of physical fitness and agrees not to indulge in any sport, activity or practice that might endanger such fitness. The Player shall not infringe any provision in this regard in any policy of insurance taken out for his benefit or for the benefit of the Club.

(b)         The Player agrees to make himself available for community and public relations involvement as requested by the Club management, at reasonable times during the period of the contract (e.g. 2/3 hours per week).

8                 Any incapacity or sickness shall be reported by the Player to the Club immediately and the Club shall keep a record of any incapacity. The Player shall submit promptly to such medical and dental examinations as the Club may reasonably require and shall undergo, at no expense to himself, such treatment as may be prescribed by the medical or dental advisers of the Club in order to restore the Player to fitness. The Club shall arrange promptly such prescribed treatment and shall ensure that such treatment is undertaken and completed without expense to the Player notwithstanding that this Agreement expires after such treatment has been prescribed.

9                 Subject to the provisions of clause 10, in the event that the Player shall become incapacitated by reason of sickness or injury the Club shall, unless provision for the continuation of bonus payments be set out in the Schedule to this Agreement during the period of incapacity, pay to the Player for the first twenty-eight weeks of incapacity his basic wage as specified in the Schedule plus a sum equivalent to the amount of sickness benefit which the Club is able to recoup. After twenty-eight weeks of incapacity the Club shall, unless provision for the continuation of bonus payments be set out in the Schedule to this Agreement, pay to the Player his basic wage as specified in the Schedule without reduction for any state sickness or injury benefit that he may receive. The provisions of this Clause apply only to the playing season. The Player agrees to notify the Club of any sickness benefit received after the end of the playing season in order for the Club to deduct the amount from the Player’s gross wage.

10          In the event that the Player shall suffer permanent incapacity the Club shall be entitled to serve a notice upon the Player terminating the Agreement. The Player’s minimum entitlement shall be to receive 6 month’s notice where the Agreement has not more than 3 years to run with an extra month’s notice for each year or part year in excess of the said 3 years, provided that the parties shall be able to negotiate a longer period of notice if they so wish.

The notice may be served at any time after:-

(a)          the date on which the Player is declared permanently totally disabled in a case where the Player suffers incapacity within the terms of the Football League and/or FA Premier League Personal Accident Insurance Scheme; or

(b)         in any other case, the date on which the incapacity is established by independent medical examination.

Where the player is declared permanently totally disabled under the terms of The Football League and/or FA Premier League Personal Accident Insurance Scheme he will be entitled to receive a lump sum disability benefit in accordance with the terms of the relevant policy.

11          (a)          The Player shall not reside at any place which the Club deems unsuitable for the performance of his duties under this Agreement.

(b)         The Player shall not without the previous consent of the Club be engaged either directly or indirectly in any trade, business or occupation other than his employment hereunder.

12          The Player shall be given every opportunity compatible with his obligations under this Agreement to follow courses of further education or vocational training if he so desires. The Club agrees to give the Footballers’ Further Education and Vocational Training Society particulars of any such courses undertaken by the Player.

13          The Player shall permit the Club to photograph him as a member of the squad of players and staff of the Club provided that such photographs are for use only as the official photographs of the Club. The Player may, save as otherwise mutually agreed and subject to the overriding obligation contained in the Rules of The Football Association not to bring the game of Association Football into disrepute, contribute to the public media in a responsible manner. The Player shall, whenever circumstances permit, give to the Club reasonable notice of his intention to make such contributions to the public media in order to allow representations to be made to him on behalf of the Club if it so desires.

14          (a)          The Player shall not induce to attempt to induce any other Player employed by or registered by the Club, or by any other Club, to leave that employment or cease to be so registered for any reason whatsoever.

(b)         The Club and the Player shall arrange all contracts of service and transfers of registration to any other Football Club between themselves and shall make no payment to any other person or agent in this respect.

15          No payment shall be made or received by either the Player or the Club to or from any person or organisation whatsoever as an inducement to win, lose or draw a match except for such payments to be made by the Club to the Player as are specifically provided for in the Schedule to this Agreement.

16          If the Player shall be guilty of serious or persistent misconduct or serious or persistent breach of the Rules of the Club or of the terms and conditions of this Agreement the Club may on giving fourteen days’ written notice to the Player terminate this Agreement in accordance with the Rules of The Football Association and either the Rules of The FA Premier League or the Regulations of The Football League* as appropriate and the Club shall notify the Player in writing of the full reasons for the action taken. Such action shall be subject to the Player’s right of appeal (exercisable within seven days of the receipt by the Player of such notice and notification of reasons from the Club) as follows:-

(a)              he may appeal to the Board of either The FA Premier League or The Football League, dependent on the League in which the Club is in membership, who shall hear the appeal within fourteen days of receipt of the notice of appeal.

(b)             either the Club or the Player may appeal against the decision of the Board to The Football League* Appeals Committee and such further appeal shall be made within seven days of the receipt of the Board’s decision and shall be heard within fourteen days of receipt of the notice of the further appeal.

Any such termination shall be subject to the rights of the parties provided for in the Rules of the FA Premier League or the Regulations of The Football League* as appropriate. The Club may at its discretion waive its rights under this Clause and take action under the provisions of Clause 18.

17          If the Club is guilty of serious or persistent breach of the terms and conditions of this Agreement the Player may on giving fourteen days’ written notice to the Club terminate this agreement. The Player shall forward a copy of such notice to The Football Association and either The FA Premier League or The Football League* dependent on the League in which the Club is in membership. The Club shall have a right of appeal as set out in Clause 16(a) mutatis mutandis (exercisable within seven days of the receipt by the Club of such notice from the Player) and the Club or the Player as the case may be shall have a further right of appeal as set out in Clause 16(b).

18          If the Player is guilty of misconduct or a breach of any of the training or disciplinary rules or lawful instructions of the Club or any of the provisions of this Agreement the Club may either impose a fine not exceeding two weeks’ basic wages or order the Player not to attend at the Club for a period not exceeding fourteen days. The Club shall inform the Player in writing of the action taken and the full reasons for it and this information shall be recorded in a register held at the Club. The Player shall have a right of appeal as set out in Clause 16(a) (exercisable within seven days of the receipt by the Player of such written notification from the Club) and the Club or the Player as the case may be shall have a further right of appeal as set out in Clause 16(b) of this Agreement. Any penalty imposed by the Club upon the Player shall not become operative until the appeals procedures have been exhausted.

19          In the event of any grievance in connection with his employment under this Agreement the following procedures shall be available to the Player in the order set out:-

(a)          the grievance shall be brought informally to the notice of the Manager of the Club in the first instance;

(b)         formal notice of the grievance may be given in writing to the Manager of the Club;

(c)          if the grievance is not settled to the Player’s satisfaction within fourteen days thereafter formal notice of the grievance may be given in writing to the Secretary of the Club so that is may be considered by the Board of Directors or Committee of the Club or by any duly authorised committee or sub-committee thereof. The matter shall thereupon be dealt with by the Board or Committee at its next convenient meeting and in any event within four weeks of receipt of the notice;

(d)         if the grievance is not settled by the Club to the Player’s satisfaction the Player shall have a right of appeal as set out in Clause 16(a) (exercisable within seven days of the Club notifying the Player of the decision of the Board or Committee) and the Club or the Player as the case may be shall have a further right of appeal as set out in Clause 16(b) of this Agreement.

20          The Player may if he so desires be represented at any personal hearing of an appeal under this Agreement by an official or member of the Professional Footballers’ Association.

21             Upon the execution of this Agreement the Club shall effect the Registration of the Player with The Football Association and The FA Premier League or The Football League* as appropriate in accordance with their Rules and Regulations. Such Registration may be transferred by mutual consent of the Club and the Player during the currency of this Agreement and this Agreement will be deemed to be terminated (but not so as to affect accrued rights) on the Registration by The Football Association and by The FA Premier League or The Football League* as appropriate of such transfer.

22          The Rules and Regulations of The FA Premier League and The Football League* as to the reengagement and transfer of a registration shall apply to the Club and Player both during the currency and after the expiration of this Agreement.

23          The remuneration of the Player shall be set out in a Schedule attached to this Agreement and signed by the parties. The Schedule shall include all remuneration to which the Player is or may be entitled. In the event of any dispute the remuneration set out in the Schedule shall be conclusively deemed to be the full entitlement of the Player.

24          The Player shall be entitled to a minimum of four weeks’ paid holiday per year, such holiday to be taken at a time which the Club shall determine. The Player shall not participate in professional football during his holiday.

25          Reference herein to Rules, Regulations or Bye-laws of The Football Association; The FA Premier League, The Football League*, the Club and any other body shall be treated as a reference to those Rules, Regulations and Bye-laws as from time to time amended.

26          If by the expiry of this Contract the Club has not made the Player an offer of re-engagement or the Player has been granted a Free Transfer under the provisions of The FA Premier League Rules or The Football League* Regulations then he shall continue to receive from his Club as severance payment his weekly basic wage for a period of one month from the expiry date of this Contract or until he signs for another Club whichever period is the shorter provided that where the Player signs for a Club within the month at a reduced basic wage then his old Club shall make up the shortfall in basic wage for the remainder of the month.

27          The terms and conditions of this Contract shall continue to apply in the event of the Club losing Football League status to join The Football Conference except that the references to “Football League*” in Clauses 4, 5, 6, 16, 17, 21, 25 and 26 shall be deemed to read “The Football Conference” and in Clause 22 the words “The Regulations of The Football League” shall be altered to read “The Rules of the Football Association”.

28          All Previous agreements between the Club and Player are hereby cancelled.

SCHEDULE

(a)          The Player’s employment with the Club began on the                         20

(b)         No employment with a previous employer shall count as part of the Player’s continuous period of employment hereunder.

(c)          The Player shall become or continue to be and during the continuance of his employment hereunder shall remain a member of the Football League Players’ Benefit Scheme (and a member of the Pension Scheme) and as such (in the latter case shall be liable to make such contribution and in each case) shall be entitled to such benefits and subject to such conditions as are set out in the definitive Trust Deed or Rules of the Scheme.

(d)         A contracting out certificate is not in force in respect of the Player’s employment under this Agreement.

(e)          Basic Wage.

£                         per week from                             to

£                         per week from                             to

£                         per week from                             to

£                         per week from                             to

(f)            Any other provisions:-

Signed by the said
and
in the presence of	(Player)
(Signature)
(Occupation)	(Club Signatory)
(Address)
(Position)

Form 13A

No.	FA Copy
League Copy
Club Copy
Player Copy

PREMIER LEAGUE CONTRACT

Player’s surname

Player’s forename(s)

Present Postal Address

Date of Birth

Place of Birth*

Nationality

National Insurance Number

Club for which Player last played or registered

*The Player’s birth certificate must be provided to the League in the case of his first registration.

AN AGREEMENT made the (day)                      day of (month and year)                  Between                          Football Club/Company Limited/Plc whose registered office is at (address)

(hereinafter referred to as “the Club”) of the one part and the above-named Player (hereinafter referred to as “the Player”) of the other part.

WHEREBY it is agreed as follows:

1.              Definitions and Interpretation

1.1                  The words and phrases below shall have the following meaning.

“Agent” shall mean any person who represents negotiates on behalf of or otherwise acts for the Club or the Player (other than a solicitor giving professional legal advice only) in the context of either the registration or transfer of the registration of the Player or the employment and/or the terms of employment of the Player by the Club.

“Associated Company” shall mean any company which is a holding company or subsidiary (each as defined in Section 736 of the Companies Act 1985) of the Club or of any holding company of the Club.

“the Board” shall mean the board of directors of the Club for the time being or any duly authorised committee of such board of directors.

“Club Context” shall mean in relation to any representation of the Player and/or the Player’s Image a representation in connection or combination with the name colours Strip trade marks logos or other identifying characteristics of the Club (including trade marks and logos relating to the Club and its activities which trade marks and logos are registered in the name of and/or exploited by any Associated Company) or in any manner referring to or taking advantage of any of the same.

“Club Rules” shall mean the rules or regulations affecting the Player from time to time in force and published by the Club.

“Code of Practice” shall mean the Code of Practice from time to time in force and produced jointly by the Football Association Premier League Limited and the PFA in conjunction with the FA.

“the FA Rules” shall mean the rules and regulations from time to time in force of the FA and including those of FIFA and UEFA to the extent they relate or apply to the Player or the Club.

“the FA” shall mean the Football Association Limited.

“FIFA” shall mean the Fédération Internationale de Football Association.

“Gross Misconduct” shall mean serious or persistent conduct behaviour activity or omission by the Player involving one or more of the following:

(a)  theft or fraud;

(b)  deliberate and serious damage to the Club’s property;

(c)  use or possession of or trafficking in a Prohibited Substance;

(d)  incapacity through alcohol affecting the Player’s performance as a player;

(e)  breach of or failure to comply with of any of the terms of this contract or such other similar or equivalent serious or persistent conduct behaviour activity or omission by the Player which the Board reasonably considers to amount to gross misconduct.

“Holiday Year” shall mean a period of twelve months from 1st July in one year to 30th June in the next year.

“Internet” shall mean the global network of computer systems using TCP/IP protocols including (without limitation) the World Wide Web.

“the Laws of the Game” shall mean the laws from time to time in force governing the game of association football as laid down by the International Football Association Board (as defined in the statutes of FIFA).

“the League” shall mean the football league of which the Club is a member from time to time.

“the League Rules” shall mean the rules or regulations from time to time in force of the League.

“Manager” shall mean the official of the Club responsible for selecting the Club’s first team.

“Media” shall mean any and all media whether now existing or hereafter invented including but not limited to any print and/or paper medium broadcast satellite or cable transmission and any visual and/or audio medium and including but not limited to the Internet any television or radio channel Website webcast and/or any transmission made by any mobile or mobile telephony standard or technology or other media or broadcasting service.

“PFA” shall mean the Professional Footballers Association.

“Permanent Incapacity” shall mean either (a) “Permanent Total Disablement” as defined in the League’s personal accident insurance scheme or (b) incapacity of the Player by reason of or resulting from any injury or illness (including mental illness or disorder) where in the written opinion of an appropriately qualified medical consultant instructed by the Club (“the Initial Opinion”) and (if requested in writing either by the Club at any time or by the Player at any time but not later than twenty one days after receipt from the Club of notice in writing terminating this contract pursuant to clause 8.1) of a further such consultant approved or proposed by the Player (and in the absence of either an approval or proposal within 28 days of the request nominated on the application of either party by the President (“the President”) for the time being of the Royal College of Surgeons) (“the Further Opinion”) the Player will be unlikely by reason of such incapacity to play football to the same standard at which the Player would have played if not for such incapacity for a consecutive period of not less than twenty months commencing on the date of commencement of the incapacity PROVIDED that if the Initial Opinion and the Further Opinion disagree with one another then if the Further Opinion was given by a consultant nominated by the President it shall prevail but if not then a third opinion (“the Third Opinion”) from a consultant nominated by the President may be obtained on the application of either party and that opinion shall be final and binding for the purposes of this definition.

“Player’s Image” shall mean the Player’s name nickname fame image signature voice and film and photographic portrayal Virtual and/or electronic representation reputation replica and all other characteristics of the Player including his shirt number.

“Player Injury” shall mean any injury or illness (including mental illness or disorder) other than any injury or illness which is directly caused by or results directly from a breach by the Player of his obligations under clause 3.2.1 of this contract or of any other of his obligations hereunder amounting to Gross Misconduct.

“Prohibited Substance” shall have the meaning set out in the FA Rules.

“the Rules” shall mean the statutes and regulations of FIFA and UEFA the FA Rules the League Rules the Code of Practice and the Club Rules.

“Strip” shall mean all versions from time to time of the Club’s official football clothing including shirts shorts socks and/or training kit track suits headwear and/or any other clothing displaying the Club’s name and/or official logo.

“UEFA” shall mean the Union des Associations Européennes de Football.

“Website” shall mean a site forming part of the Internet with a unique URL/domain name.

1.2                  For the purposes of this contract and provided the context so permits:

1.2.1                    the singular shall include the plural and vice versa and any gender includes any other gender;

1.2.2                    references to person shall include any entity business firm or unincorporated association; and

1.2.3                    references to statutory enactments or to the Rules shall include re-enactments and amendments of substantially the same intent as the original referenced enactment or Rule.

1.3                  The headings of this contract are for convenience only and not interpretation.

1.4                  In the event of any dispute as to the interpretation of any of the provisions of this contract reference shall be made (where appropriate) for clarification to the Code of Practice but so that in the event of any conflict the provisions of this contract shall prevail. Subject thereto wherever specific reference to the Code of Practice is made in this contract the relevant terms and provisions thereof are deemed incorporated herein as if set out in full.

2.              Appointment and duration

2.1                 The Club engages the Player as a professional footballer on the terms and conditions of this contract and subject to the Rules.

2.2                  This contract shall remain in force until the date specified in clause 2 of Schedule 2 hereto subject to any earlier determination pursuant to the terms of this contract.

3.              Duties and Obligations of the Player

3.1                 The Player agrees:

3.1.1                when directed by an authorised official of the Club:

3.1.1.1           to attend matches in which the Club is engaged;

3.1.1.2           to participate in any matches in which he is selected to play for the Club; and

3.1.1.3           to attend at any reasonable place for the purposes of and to participate in training and match preparation;

3.1.2                    to play to the best of his skill and ability at all times;

3.1.3                    except to the extent prevented by injury or illness to maintain a high standard of physical fitness at all times and not to indulge in any activity sport or practice which might endanger such fitness or inhibit his mental or physical ability to play practise or train;

3.1.4                    to undertake such other duties and to participate in such other activities as are consistent with the performance of his duties under clauses 3.1.1 to 3.1.3 and as are reasonably required of the Player;

3.1.5                    that he has given all necessary authorities for the release to the Club of his medical records and will continue to make the same available as requested by the Club from time to time during the continuance of this contract;

3.1.6                    to comply with and act in accordance with all lawful instructions of any authorised official of the Club;

3.1.7                    to play football solely for the Club or as authorised by the Club or as required by the Rules;

3.1.8                    to observe the Laws of the Game when playing football;

3.1.9                    to observe the Rules but in the case of the Club Rules to the extent only that they do not conflict with or seek to vary the express terms of this contract;

3.1.10              to submit promptly to such medical and dental examinations as the Club may reasonably require and to undergo at no expense to himself such treatment as may be prescribed by the medical or dental advisers of the Club or the Club’s insurers;

3.1.11      on the termination of this contract for any cause to return to the Club in a reasonable and proper condition any property (including any car) which has been provided or made available by the Club to the Player in connection with his employment.

3.2      The Player agrees that he shall not:

3.2.1        undertake or be involved in any activity or practice which will knowingly cause to be void or voidable or which will invoke any exclusion of the Player’s cover pursuant to any policy of insurance maintained for the benefit of the Club on the life of the Player or covering his physical well-being (including injury and incapacity and treatment thereof);

3.2.2        when playing or training wear anything (including jewellery) which is or could be dangerous to him or any other person;

3.2.3        except to the extent specifically agreed in writing between the Club and the Player prior to the signing of this contract use as his regular place of residence any place which the Club reasonably deems unsuitable for the performance by the Player of his duties other than temporarily pending relocation;

3.2.4        undertake or be engaged in any other employment or be engaged or involved in any trade business or occupation or participate professionally in any other sporting or athletic activity without the prior written consent of the Club PROVIDED THAT this shall not:

3.2.4.1     prevent the Player from making any investment in any business so long as it does not conflict or interfere with his obligations hereunder; or

3.2.4.2     limit the Player’s rights under clauses 4 and 6.1.8;

3.2.5        knowingly or recklessly do write or say anything or omit to do anything which is likely to bring the Club or the game of football into disrepute cause the Player or the Club to be in breach of the Rules or cause damage to the Club or its officers or employees or any match official. Whenever circumstances permit the Player shall give to the Club reasonable notice of his intention to make any contributions to the public media in order to allow representations to be made to him on behalf of the Club if it so desires;

3.2.6        except in the case of emergency arrange or undergo any medical treatment without first giving the Club proper details of the proposed treatment and physician/surgeon and requesting the Club’s consent which the Club will not unreasonably withhold having due regard to the provisions of the Code of Practice.

4.     Community public relations and marketing

4.1      For the purposes of the promotional community and public relations activities of the Club and/or (at the request of the Club) of any sponsors or commercial partners of the Club and/or of the League and/or of any main sponsors of the League the Player shall attend at and participate in such events as may reasonably be required by the Club including but not limited to appearances and the granting of interviews and photographic opportunities as authorised by the Club. The Club shall give reasonable notice to the Player of the Club’s requirements and the Player shall make himself available for up to six hours per week of which approximately half shall be devoted to the community and public relations activities of the Club. No photograph of the Player taken pursuant to the provisions of this clause 4.1 shall be used by the Club or any other person to imply any brand or product endorsement by the Player.

4.2      Whilst he is providing or performing the services set out in this contract (including travelling on Club business) the Player shall:

4.2.1        wear only such clothing as is approved by an authorised official of the Club; and

4.2.2        not display any badge mark logo trading name or message on any item of clothing without the written consent of an authorised official of the Club provided that nothing in this clause shall prevent the Player wearing and/or promoting football boots and in the case of a goalkeeper gloves of his choice.

4.3      Subject in any event to clause 4.4 and except to the extent of any commitments already entered into by the Player as at the date hereof or when on international duty in relation to the Players’ national football association UEFA or FIFA he shall not (without the written consent of the Club) at any time during the term of this contract do anything to promote endorse or provide promotional marketing or advertising services or exploit the Player’s Image either (a) in relation to any person in respect of such person’s products brand or services which conflict or compete with any of the Club’s club branded or football related products (including the Strip) or any products brand or services of the Club’s two main sponsors/commercial partners or of the League’s one principal sponsor or (b) for the League

4.4      The Player agrees that he will not either on his own behalf or with or through any third party undertake promotional activities in a Club Context nor exploit the Player’s Image in a Club Context in any manner and/or in any Media nor grant the right to do so to any third party.

4.5      Except to the extent specifically herein provided or otherwise specifically agreed with the Player nothing in this contract shall prevent the Player from undertaking promotional activities or from exploiting the Player’s Image so long as:

4.5.1        the said promotional activities or exploitation do not interfere or conflict with the Player’s obligations under this contract; and

4.5.2        the Player gives reasonable advance notice to the Club of any intended promotional activities or exploitation.

4.6      The Player hereby grants to the Club the right to photograph the Player both individually and as a member of a squad and to use such photographs and the Player’s Image in a Club Context in connection with the promotion of the Club and its playing activities and the promotion of the League and the manufacture sale distribution licensing advertising marketing and promotion of the Club’s club branded and football related products (including the Strip) or services (including such products or services which are endorsed by or produced under licence from the Club) and in relation to the League’s licensed products services and sponsors in such manner as the Club may reasonably think fit so long as:

4.6.1        the use of the Player’s photograph and/or Player’s Image either alone or with not more than two other players at the Club shall be limited to no greater usage than the average for all players regularly in the Club’s first team;

4.6.2        the Player’s photograph and/or Player’s Image shall not be used to imply any brand or product endorsement by the Player; and

4.6.3        PROVIDED that all rights shall cease on termination of this contract save for the use and/or sale of any promotional materials or products as aforesaid as shall then already be manufactured or in the process of manufacture or required to satisfy any outstanding orders.

4.7      In its dealings with any person permitted by the Club to take photographs of the Player the Club shall use reasonable endeavours to ensure that the copyright of the photographs so taken is vested in the Club and/or that no use is made of the said photographs without the Club’s consent and in accordance with the provisions of this contract.

4.8      The Player shall be entitled to make a responsible and reasonable reply or response to any media comment or published statements likely to adversely affect the Player’s standing or reputation and subject as provided for in clause 3.2.5 to make contributions to the public media in a responsible manner.

4.9      In this clause 4 where the context so admits the expression “the Club” includes any Associated Company of the Club but only to the extent and in the context that such company directly or indirectly provides facilities to or undertakes commercial marketing or public relations activities for the Club and not so as to require the consent of any Associated Company when consent of the Club is required.

4.10    For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this clause 4 is intended to nor does it give to the League any right to enforce any of its provisions against the Club or the Player.

4.11    Nothing in this clause 4 shall prevent the Club from entering into other arrangements additional or supplemental hereto or in variance hereof in relation to advertising marketing and/or promotional services with the Player or with or for all or some of the Club’s players (including the Player) from time to time. Any other such arrangements which have been agreed as at the date of the signing of this contract and any image contract or similar contract required to be set out in this contract by the League Rules are set out in Schedule 2 paragraph 13.

5.     Remuneration and expenses

5.1      Throughout his engagement the Club shall pay to the Player the remuneration and shall provide the benefits (if any) as are set out in Schedule 2.

5.2      The Club shall reimburse the Player all reasonable hotel and other expenses wholly and exclusively incurred by him in or about the performance of his duties under this contract PROVIDED that the Player has obtained the prior authorisation of a director the Manager or the secretary of the Club and the Player furnishes the Club with receipts or other evidence of such expenses.

5.3      The Club may deduct from any remuneration payable to the Player:

5.3.1        any monies disbursed and/or liabilities incurred by the Club on behalf of the Player with the Players prior consent;

5.3.2        any other monies (but not claims for damages or compensation) which can be clearly established to be properly due from the Player to the Club.

5.4      If at a Disciplinary hearing conducted under Part 1 of Schedule 1 hereto a fine is imposed on a player calculated by reference to the Player’s weekly wage, the fine shall take the form of a forfeiture of wages of a corresponding amount so that the amount forfeit shall not become payable to the Player. The forfeiture shall take effect in relation to the monthly instalment of the Player’s remuneration falling due next after the date on which the notice of the decision is given to him (“Pay Day”). But see clause 5.5 dealing with appeals. For the avoidance of doubt, the amount forfeit is the gross amount of the weekly wage.

5.5      If on Pay Day the time for appealing has not expired or if notice of appeal has been given, the reference to Pay Day shall be to the day on which the monthly instalment of remuneration becomes payable next after (i) the expiry of the time for appealing without any appeal having been made or (ii) if an appeal is made, the date on which the outcome of the appeal is notified to the Player. In the case of an appeal, the amount that is forfeit shall be the amount (if any) determined on appeal.

6.     Obligations of the Club

6.1      The Club shall:

6.1.1        observe the Rules all of which (other than the Club Rules) shall take precedence over the Club Rules;

6.1.2        provide the Player each year with copies of all the Rules which affect the Player and of the terms and conditions of any policy of insurance in respect of or in relation to the Player with which the Player is expected to comply;

6.1.3        promptly arrange appropriate medical and dental examinations and treatment for the Player at the Club’s expense in respect of any injury to or illness (including mental illness or disorder) of the Player save where such injury or illness is caused by an activity or practice on the part of the Player which breaches clause 3.2.1 hereof in which case the Club shall only be obliged to arrange and pay for treatment to the extent that the cost thereof remains covered by the Club’s policy of medical insurance or (if the Club does not maintain such a policy) then to the extent that it would remain covered by such a policy were one maintained upon normal industry terms commonly available within professional football and so that save as aforesaid this obligation shall continue in respect of any examinations and/or treatment the necessity for which arose during the currency of this contract notwithstanding its subsequent expiry or termination until the earlier of completion of the necessary examinations and/or prescribed treatment and a period of eighteen months from the date of expiry or termination hereof;

6.1.4        The Club shall use all reasonable endeavours to ensure that any policy of insurance maintained by the Club for the benefit of the Player continues to provide cover for any examinations and/or treatment as are referred to in clause 6.1.3 until completion of any such examinations and/or treatment;

6.1.5        comply with all relevant statutory provisions relating to industrial injury and any regulations made pursuant thereto;

6.1.6        at all times maintain and observe a proper health and safety policy for the security safety and physical well being of the Player when carrying out his duties under this contract;

6.1.7        in any case where the Club would otherwise be liable as employer for any acts or omissions of the Player in the lawful and proper performance of his playing practising or training duties under this contract defend the Player against any proceedings threatened or brought against him at any time arising out of the carrying out by him of any such acts or omissions and indemnify him from any damages awarded and this obligation and indemnity shall continue in relation to any such acts or omissions during the currency of this contract notwithstanding its expiry or termination before such proceedings are threatened and/or brought;

6.1.8        give the Player every opportunity compatible with his obligations under this contract to follow any course of further education or vocational training which he wishes to undertake and give positive support to the Player in undertaking such education and training. The Player shall supply the Footballer’s Further Education and Vocational Training Society with particulars of any courses undertaken by him; and

6.1.9        release the Player as required for the purposes of fulfilling the obligations in respect of representative matches to his national association pursuant to the statutes and regulations of FIFA.

6.2      The Club shall not without the consent in writing of the Player:

6.2.1        take or use or permit to be used photographs of the Player for any purposes save as permitted by clause 4; or

6.2.2        use or reveal the contents of any medical reports or other medical information regarding the Player obtained by the Club save for the purpose of assessing the Player’s health and fitness obtaining medical and insurance cover and complying with the Club’s obligations under the Rules.

7.     Injury and Illness

7.1      Any injury to or illness of the Player shall be reported by him or on his behalf to the Club immediately and the Club shall keep a record of such injury or illness.

7.2      In the event that the Player shall become incapacitated from playing by reason of any injury or illness (including mental illness or disorder) the Club shall pay to the Player during such period of incapacity or the period of this contract (whichever is the shorter) the following amounts of remuneration for the following periods:

7.2.1        in the case of a Player Injury his basic wage over the first eighteen months and one half of his basic wage for the remainder of his period of incapacity;

7.2.2        in the case of any other injury or illness his basic wage over the first twelve months and one half of his basic wage for the remainder of his period of incapacity.

7.3      In each case specified in clause 7.2 above there shall be paid to the Player in addition to his basic wage all or the appropriate share of any bonus payments if and to the extent that payment or provision for continuation of the same is specifically provided for in Schedule 2 or in the Club’s Bonus Scheme.

7.4      The payments made by the Club pursuant to clause 7.2 shall be deemed to include all and any statutory sick pay and/or any other state benefits payable by reference to sickness to which the Player may be entitled.

7.5      Nothing in this clause 7 shall reduce or vary the entitlement of the Player to signing on fees and/or loyalty payments or any other payments of a similar nature due to him under this contract.

8.     Permanent or Prolonged Incapacity

8.1      In the event that:

8.1.1        the Player shall suffer Permanent Incapacity; or

8.1.2        the Player has been incapacitated from playing by reason of or resulting from the same injury or illness (including mental illness or disorder) for a period (consecutive or in the aggregate) amounting to eighteen months in any consecutive period of twenty months;

the Club shall be entitled to serve a notice upon the Player terminating this contract.

8.2      The length of such notice shall be twelve months in the case of an incapacity by reason of a Player Injury and six months in every other case.

8.3      The notice referred to in clause 8.1 may be served at any time after:

8.3.1        the date on which the Player is declared to be suffering Permanent Total Disablement under the terms of the League’s personal accident insurance scheme; or

8.3.2        the date on which such Permanent Incapacity is established by the Initial Opinion; or

8.3.3        in the case of any incapacity as is referred to in 8.1.2 the date on which the period of incapacity shall exceed eighteen months as aforesaid but so that the right to terminate pursuant to clause 8.1.2 shall only apply while such incapacity shall continue thereafter.

8.4      In the event that after the service of any notice pursuant to clause 8.1.1 Permanent Incapacity is not confirmed by the Further Opinion (if requested) or (where relevant) by the Third Opinion then such notice shall lapse and cease to be of effect.

8.5      In the case of any notice of termination given under this clause 8 the Club shall be entitled by further notice on or after serving notice of termination to terminate this contract forthwith on paying to the Player at the time of such termination the remainder of his remuneration and any other sums properly due to him under this contract and the value of any other benefits which would be payable or available to the Player during the remainder of the period of his notice of termination provided always that the Club’s obligations pursuant to clause 6.1.3 shall continue to apply during the remainder of the said notice period and for any further relevant period as provided therein.

8.6      Where the Club has made payment to the Player during any period of incapacity owing to illness or injury and the Player’s absence is due to the action of a third party other than of another club player or match official in relation to any damage or injury sustained on or about the field of play or during training or practising giving the Player a right of recovery against that third party then if the Player makes any claim against such third party the Player must where he is reasonably able to do so include as part of such claim from such third party a claim for recovery of any such payment and upon successful recovery repay to the Club the lesser of the total of the remuneration paid by the Club to the Player during the period of incapacity and the amount of any damages payable to or recovered by the Player in respect of such claim or otherwise by reference to loss of earnings under this contract under any compromise settlement or judgment. Any amounts paid by the Club to the Player in such circumstances shall constitute loans from the Club to be repaid to the Club to the extent aforesaid upon successful recovery as aforesaid.

9.     Disciplinary Procedure

Except in any case where the Club terminates the Player’s employment pursuant to the provisions of clause 10 hereof (when the procedure set out therein shall apply) the Club shall operate the disciplinary procedure set out in Part 1 of Schedule 1 hereto in relation to any breach or failure to observe the terms of this contract or of the Rules.

10.  Termination by the Club

10.1    The Club shall be entitled to terminate the employment of the Player by fourteen days’ notice in writing to the Player if the Player:

10.1.1      shall be guilty of Gross Misconduct;

10.1.2      shall fail to heed any final written warning given under the provisions of Part 1 of Schedule 1 hereto; or

10.1.3      is convicted of any criminal offence where the punishment consists of a sentence of imprisonment of three months or more (which is not suspended).

10.2    If the Club terminates the Player’s employment for any reason under clause 10.1 the Club shall within seven days thereafter notify the Player in writing of the full reasons for the action taken.

10.3    The Player may by notice in writing served on the Club and the League at any time from the date of termination up to fourteen days after receipt by the Player of written notification under clause 10.2 give notice of appeal against the decision of the Club to the League and such appeal shall be determined in accordance with the procedures applicable pursuant to the League Rules.

10.4    If the Player exercises his right of appeal the termination of this contract by the Club shall not become effective unless and until it shall have been determined that the Club was entitled to terminate this contract pursuant to clause 10.1 but so that if it is so determined then subject only to clause 10.5.3 the Player shall cease to be entitled to any remuneration or benefits with effect from the expiration of the period of notice referred to in clause 10.3 and any payment made by the Club in respect thereof shall forthwith become due from the Player to the Club.

10.5    Pending the hearing and determination of such appeal the Club may suspend the Player for up to a maximum of six weeks from the date of notice of termination and if the Board so determine such suspension shall be without pay provided that:

10.5.1      the payment due to the Player in respect of the fourteen days’ notice period under clause 10.1 is made to the Player forthwith;

10.5.2      pending the determination of the appeal an amount equal to the remuneration which would otherwise have been due to the Player but for the suspension without pay is paid to an escrow account held by the PFA as and when it would otherwise have become due for payment to the Player and following the determination of the appeal the PFA will either pay the money (including interest earned on the said account) to the Player or return it to the Club according to the appeal decision;

10.5.3      all other benefits for the Player under the provisions of clauses 6.1.3 and 6.1.4 of this contract shall be maintained and remain in force while the appeal is pending; and

10.5.4      during any such period of suspension the Club shall be under no obligation to assign to the Player any playing training or other duties and shall be entitled to exclude the Player from the Club’s premises including its ground and training ground.

10.6    Upon any termination of this contract by the Club becoming operative the Club shall forthwith release the Player’s registration.

11.  Termination by the Player

11.1    The Player shall be entitled to terminate this contract by fourteen days’ notice in writing to the Club if the Club:

11.1.1      shall be guilty of serious or persistent breach of the terms and conditions of this contract; or

11.1.2      fails to pay any remuneration or other payments or bonuses due to the Player or make available any benefits due to him as it or they fall due or within fourteen days thereafter and has still failed to make payment in full or make the benefits available by the expiry of the said fourteen days’ notice.

11.2    The Club may within fourteen days of receipt of any notice of termination of this contract by the Player in accordance with clause 11.1 give written notice of appeal against such termination to the Player and to the League which shall hear such appeal in accordance with procedures applicable pursuant to the League Rules.

11.3    If the Club exercises its right of appeal pursuant to clause 11.2 the termination of this contract shall not become operative unless and until it shall have been determined that the Player was entitled to terminate this contract pursuant to clause 11.1.

11.4    Upon any termination of this contract by the Player becoming operative the Club shall forthwith release the Player’s registration.

12.  Grievance Procedure

In the event that the Player has any grievance in connection with his employment under this contract the grievance procedures set out in Part 2 of the Schedule 1 hereto shall be available to the Player.

13.  Representation of Player

In any disciplinary or grievance procedure the Player shall be entitled to be accompanied by or represented by his Club captain or a PFA delegate and/or any officer of the PFA.

14.  Holidays

For each Holiday Year the Player shall be entitled to take in the aggregate the equivalent of five weeks paid holiday to be taken at a time or times and for such days during the Holiday Year as shall be determined by the Club but so that (subject to the Club’s first team and any international commitments) the Club shall not unreasonably refuse to permit the Player to take three of such weeks consecutively. Holidays not taken during any Holiday Year (or subject to agreement by the Club within one month of the end of such Holiday Year) may not be carried forward into any subsequent Holiday Year.

15.  Survival

The provisions of this contract shall remain in full force and effect in respect of any act or omission of either party during the period of this contract notwithstanding the termination of this contract.

16.  Confidentiality

This contract is to be treated as being private and confidential and its contents shall not be disclosed or divulged either directly or indirectly to any person firm or company whatsoever either by the Club the Player or any Agent of the Club or the Player except:

16.1    with the prior written agreement of both the Club and the Player; or

16.2    as may be required by any statutory regulatory governmental or quasi governmental authorities or as otherwise required by law or pursuant to the Rules including (where appropriate) any recognised stock exchange; or

16.3    in the case of the Player to his duly appointed Agent and professional advisers including the PFA; or

16.4    in the case of the Club to its duly appointed Agent and its professional advisers or to such of its directors secretary servants or representatives or auditors to whom such disclosure is strictly necessary for the purposes of their duties and then only to the extent so necessary.

17.  Arbitration

Any dispute between the Club and the Player not provided for in clauses 9, 10, 11,12 and Schedule 1 hereof shall be referred to arbitration in accordance with the League Rules or (but only if mutually agreed by the Club and the Player) in accordance with the FA Rules.

18.  Specificity of Football

The parties hereto confirm and acknowledge that this contract the rights and obligations undertaken by the parties hereto and the fixed term period thereof reflect the special relationship and characteristics involved in the employment of football players and the participation by the parties in the game of football pursuant to the Rules and the parties accordingly agree that all matters of dispute in relation to the rights and obligations of the parties hereto and otherwise pursuant to the Rules including as to termination of this contract and any compensation payable in respect of termination or breach thereof shall be submitted to and the parties hereto accept the jurisdiction and all appropriate determinations of such tribunal panel or other body (including pursuant to any appeal therefrom) pursuant to the provisions of and in accordance with the procedures and practices under this contract and the Rules.

19.  Severance

19.1    If the Player shall not make an application to an Employment Tribunal for compensation in respect of unfair dismissal or redundancy as a result of not being offered a new contract either on terms at least as favourable as under this contract or at all then the following provisions of this clause 19 shall take effect.

19.2    If by the expiry of this contract the Club has not made to the Player an offer of re-engagement on terms at least as favourable to the Player as those applicable over the last twelve months of this contract (or the length of this contract if shorter) then subject to clauses 19.1 and 19.3 the Player shall continue to receive from his Club (as a separate payment representing compensation as more particularly referred to in the

Code of Practice) a payment equal to his weekly basic wage (at the average amount of his weekly wage over the preceding 12 months of this contract or the whole of this contract if shorter) for a period of one month from the expiry of this contract or until the Player signs for another club whichever period is the shorter provided that where the Player signs for another club within that period of one month at a lower basic wage than such average then such payment shall in addition include a sum equal to the shortfall in such basic wage for the remainder of such period;

19.3    The maximum amount payable to the Player under sub-clause 19.2 is double the maximum sum which an Employment Tribunal can award from time to time as a compensatory award for unfair dismissal.

20.  Miscellaneous

20.1    This contract and the documents referred to herein constitute the entire agreement between the Club and the Player and supersede any and all preceding agreements between the Club and the Player.

20.2    The further particulars of terms of employment not contained in the body of this contract which must be given to the Player in compliance with Part 1 of the Employment Rights Act 1996 are given in Schedule 2.

20.3    This contract is signed by the parties hereto in duplicate so that for this purpose each signed agreement shall constitute an original but taken together they shall constitute one agreement.

20.4    For the purposes of the Data Protection Act 1998 the Player consents to the Club the League PFA and FA collecting Personal Data including Sensitive Personal Data (both as defined in the said Act) about the Player. The Club’s Data Protection Policy can be found in the Club’s employee handbook.

21.  Jurisdiction and Law

This contract shall be governed by and construed in accordance with English law and the parties submit to the non exclusive jurisdiction of the English Courts.

SCHEDULE 1

Part 1

Disciplinary Procedure and Penalties

1.     Introduction

The disciplinary procedure aims to ensure that the Club behaves fairly in investigating and dealing with allegations of unacceptable conduct with a view to helping and encouraging all employees of the Club to achieve and maintain appropriate standards of conduct and performance. The Club nevertheless reserves the right to depart from the precise requirements of its disciplinary procedure where the Club considers it expedient to do so and where the Player’s resulting treatment is no less fair.

2.     Records

All cases of disciplinary action under this procedure will be recorded and placed in the Club’s records until deleted in accordance with paragraph 4.2. A copy of the Club’s disciplinary records concerning the Player will be supplied to the Player at his request.

3.     The Procedure

The following steps will be taken as appropriate in all cases of disciplinary action:

3.1      Investigation

No action will be taken before a proper investigation has been undertaken by the Club into the matter complained of. If the Club determines the same to be appropriate the Club may by written notice suspend the Player for up to fourteen days while the investigation takes place. If the Player is so suspended this contract will continue together with all the Player’s rights under it including the payment of the Player’s remuneration and benefits but during the period of suspension the Player will not be entitled to access to any of the Club’s premises except at the prior request or with the prior consent of the Club and subject to such conditions as the Club may impose. The decision to suspend the Player will be notified in writing to the Player by the Club.

3.2      Disciplinary Hearing

3.2.1   If the Club decides to hold a disciplinary hearing about the matter complained of the Player will be given full details in writing of the complaint against him and reasonable notice of the date and time of the hearing. At the hearing the Player will be given an opportunity to state his case either personally or through his representative as provided for in clause 13 of this contract.

3.2.2   Subject as provided in paragraph 3.2.3 no disciplinary penalty will be imposed without first giving the Player the opportunity to state his case to the Manager or if the Player so requests to a director of the Club and where the Club considers it appropriate or where the Player requests the same without a disciplinary hearing.

3.2.3   A disciplinary hearing may proceed in the Player’s absence and a disciplinary penalty may be imposed if he fails to appear at such hearing after having received proper notice thereof.

3.3      Appeals

3.3.1   The Player shall have a right of appeal to the Board against any disciplinary decision. The Player should inform the Board in writing of his wish to appeal within fourteen days of the date of notification to him of the decision which forms the subject of such appeal. The Board will conduct an appeal hearing as soon as possible thereafter at which the Player will be given a further opportunity to state his case. The decision of the Board will be notified to the Player in writing within seven days and subject to paragraph 3.3.2 will be final and binding under this procedure.

3.3.2   In the event of any sanction being imposed or confirmed in excess of an oral warning the Player may by notice in writing served on the Club and the League within fourteen days of receipt by the Player of written notification of the decision of the Board give notice of appeal against it to the League who will determine the matter in accordance with the League Rules.

3.3.3   If the Player exercises any right of appeal as aforesaid any sanction imposed by the Club upon the Player shall not take effect until the appropriate appeal has been determined and the sanction confirmed varied or revoked as the case may be.

4.     Disciplinary Penalties

4.1      At a disciplinary hearing or on an appeal against a disciplinary decision the Club may dismiss the allegation or if it is proved to the Club’s satisfaction may:

4.1.1   give an oral warning a formal written warning or after a previous warning or warnings a final written warning to the Player;

4.1.2   impose a fine not exceeding the amount of the Player’s basic wage for a period of up to two weeks for a first offence (unless otherwise approved by the PFA in accordance with the Code of Practice) and up to four weeks for subsequent offences in any consecutive period of twelve months but only in accordance with the provisions of the Code of Practice;

4.1.3   order the Player not to attend at any of the Club’s premises for such period as the Club thinks fit not exceeding four weeks;

4.1.4   in any circumstances which would entitle the Club to dismiss the Player pursuant to any of the provisions of clause 10 of this contract dismiss the Player or impose such other disciplinary action (including suspension of the Player and/or a fine of all or part of the amount of the Player’s basic wage for a period not exceeding six weeks).

4.2      Any warning or sanction given under this disciplinary procedure will be deleted in the Club’s records after twelve months.

Part 2

Grievance Procedures

1.     The Player shall bring any grievance informally to the notice of the Manager in the first instance. The Player may be required by the Manager to put any such grievance in writing. Having enquired into such grievance the Manager will then notify the Player of his decision.

2.     If the grievance is not determined by the Manager to the Player’s satisfaction the Player may within fourteen days thereafter serve formal notice of the grievance in writing on the secretary of the Club and the matter shall thereupon be determined by the chairman of the Club or by the Board as soon as possible and in any event within four weeks of the receipt of the notice.

SCHEDULE 2

Supplemental Provisions and Employment Rights Act 1996

The following provisions shall apply to supplement the provisions of this contract and the information as set out herein in order to comply with the requirements of Part 1 of the Employment Rights Act 1996.

1.     The Player’s employment with the Club began on

2.     The date of termination of this contract is 30th June 20

3.     No employment with a previous employer shall count as part of the Player’s continuous period of employment hereunder.

4.     The Player’s hours of work are such as the Club may from time to time reasonably require of him to carry out his duties and the Player shall not be entitled to any additional remuneration for work done outside normal working hours.

5.     The place of employment shall be at the Club’s ground and training ground but the Club shall be entitled to require the Player to play and to undertake his duties hereunder at any other place throughout the world.

6.     No contracting out certificate pursuant to the Pensions Scheme Act 1993 is in force in respect of the Player’s employment under this contract.

7.     The Player shall become or continue to be and during the continuance of his employment hereunder shall remain a member of the 2011 Section of the Professional Footballers’ Pension Scheme unless he notifies the Scheme Administrator in writing that he wishes to opt out of the Scheme. For as long as he remains a member of the 2011 Section, an annual contribution (funded by the levy on transfer fees) will be paid into the Scheme for the benefit of the Player. The annual contribution shall be £4750 or such other amount as determined by the Trustees of the Scheme from time to time. The Player shall not be required to contribute to the 2011 Section but may elect to contribute such amount as he notifies to the Scheme Administrator in writing. Where a Player decides to contribute to the 2011 Section he can agree with his Club and the Scheme Administrator for the contribution to be made through a salary sacrifice arrangement.

Where, by virtue of previous membership of the Professional Footballers’ Pension Scheme, the Player has built up benefits under its Cash Section and/or Income Section, those benefits will be frozen and revalued until his retirement from the Scheme. The Player shall be entitled to such benefits (including death benefits) from each section of the Scheme in which he has participated on such conditions as are set out in the Scheme’s definitive trust deed and rules as amended from time to time.

The Player further agrees that the Club may disclose his name, address, gender, date of birth, National Insurance number, salary information and dates of commencement and termination of employment to the League and the trustees of the Scheme for the purposes of facilitating the administration of the Scheme.

8.     Remuneration

The Player’s remuneration shall be:

8.1   Basic Wage:

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

£        per week/per annum payable by monthly instalments in arrear

                     from                     to

8.2   Such of the bonuses and incentives as the Player shall be entitled to receive under the terms of the Club’s bonus and incentive scheme as are set out below/a copy of which is annexed hereto.

8.3   Any other payments as follows:

9.     Insurances (if any) maintained for the benefit of the Player subject to the terms and conditions thereof during currency of this contract the premiums of which are paid by the Club.

Nature of Policy	Amount

10.  Benefits (if any) to be provided to the Player during the currency of this contract

11.  The Player’s normal retirement age is 35 years.

12.  The terms and conditions of this contract form part of a number of collective agreements between the Club (through the League) and the Player (through the PFA) affecting the Player’s employment and full details thereof are set out in the Code of Practice.

13.  (If applicable) The following provisions which are additional or supplemental to those set out in clause 4 have been agreed between the Club and the Player as referred to in clause 4.11.

14.  Any other provisions:

SIGNED by the Player
in the presence of:
[Witness signature]
[Address]
Occupation

SIGNED by the Player’s parent or guardian (if the player is under 18)

in the presence of:
[Witness signature]
[Address]
Occupation

SIGNED by [name]
for and on behalf of the Club in the in the presence of:
[Witness signature]
[Address]
Occupation

Did Player use the services of an Agent	yes/no
If yes, name of Agent
Signature of Agent

Did the Club use the services of an Agent	yes/no
If yes, name of Agent
Signature of Agent

Form 14

PREMIER LEAGUE

RETURN OF PLAYERS’ WAGES ETC.

BY                                                                 FOOTBALL CLUB (Rule K.14)

To:	The Secretary
The Premier League

Full particulars of all payments made to and all benefits provided to each of our Players in the tax year ended 5th April        are as follows:

		3.
	2.	Indicate Loyalty	4.
1.	Total Earnings	Bonus and Signing	Period Earned
Name	(£s)	on Fee included in 2	From	To

Signed

Position

Date

Form 15

PREMIER LEAGUE

AMATEUR REGISTRATION FORM (Rule L.13)

Player’s Particulars
Surname	Other name(s)
Address
Post Code
Date of birth	Nationality*

Application to Register

We hereby apply for the above-named Player to be registered as an Amateur Player for                                        Football Club

Signed
Authorised signatory
Date

Endorsement by Player

I consent to the above application and consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing the above “personal data” and “sensitive personal data” for the purpose of discharging its functions as a regulatory and governing body of football. I certify that the above particulars are correct. I agree to be bound by the Rules of the Premier League. [Having been registered as a Contract Player, I confirm that at least 30 days has elapsed since my contract registration terminated. ]

Signed

Date

*

if the player last played for a club affiliated to a national association other than the Football Association, this Form must be accompanied by written confirmation from the Football Association that an international registration transfer certificate has been issued in respect of the player.

delete words in brackets if inapplicable

Secretary’s Certificate

I hereby certify that I have this day registered [name of Player]                                         as an Amateur Player whose registration is held by                                    Football Club.

Signed
Secretary, the Premier League
Date

Form 16(1)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.1)

To:	The Secretary	From:	Football Club
The Premier League

CONTRACT PLAYERS whose contracts expire on 30th June next to whom the Club has offered a new contract or implemented an option provision*:

Surname	Forename	Date of expiry of option period (if applicable)	For office use

*Please attach to this list a copy of the letter implementing the option

Signed

Position

Date

Form 16(2)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.2)

To:	The Secretary	From:	Football Club
The Premier League

CONTRACT PLAYERS whose contracts expire on 30th June next to whom the Club has not offered a new contract or not implemented an option provision:

Surname	Forename	For office use

Signed

Position

Date

Form 16(3)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.3)

To:	The Secretary	From:	Football Club
The Premier League

CONTRACT PLAYERS whose contracts expire on 30th June in any future year:

Surname	Forename	Date of expiry	For office use

Signed

Position

Date

Form 16(4)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.4)

To:	The Secretary	From:	Football Club
The Premier League

CONTRACT PLAYERS engaged on Conditional Contracts:

Surname	Forename	For office use

Signed

Position

Date

Form 16(5)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.5)

To:	The Secretary	From:	Football Club
The Premier League

CONTRACT PLAYERS engaged on Week by Week Contracts:

Surname	Forename	Date of expiry (if notice given)	For office use

Signed

Position

Date

Form 16(6)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.6)

To:	The Secretary	From:	Football Club
The Premier League

CONTRACT PLAYERS engaged on monthly contracts:

Surname	Forename	Date of expiry	For office use

Signed

Position

Date

Form 16(7)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.7)

To:	The Secretary	From:	Football Club
The Premier League

AMATEUR PLAYERS who have been notified in writing by the Club after the second Transfer Window of its intention to include their names on this list:

Surname	Forename	For office use

Signed

Position

Date

Form 16(8)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.8)

To:	The Secretary	From:	Football Club
The Premier League

STUDENTS whose registration is held by the Club and with whom it has entered into a Scholarship Agreement:

Surname	Forename	Date of expiry	For office use

Signed

Position

Date

Form 16(9)

PREMIER LEAGUE

LIST OF PLAYERS (Rule L.30.9)

To:	The Secretary	From:	Football Club
The Premier League

ANY OTHER PLAYER whose registration the Club holds:

Surname	Forename	For office use

Signed

Position

Date

Form 17

PREMIER LEAGUE

TRANSFER AGREEMENT (Rule M.11.1)

The Parties

(1)	Football Club (the Transferor Club)
(2)	Football Club (the Transferee Club)

The Player

The full name of the Contract Player whose registration is hereby transferred by the Transferor Club to the Transferee Club is

The Compensation Fee

The amount of the Compensation Fee payable by the Transferee Club to the Transfer or Club is £            together with Value Added Tax amounting to £            to be paid as follows:

Contingent Sums

Particulars of any Contingent Sums payable by the Transferee Club to the Transferor Club are as follows:

Any other terms

Agents

The particulars appear below of any Agent engaged in this transaction by

(1) the Player

(2) the Transferor Club

(3) the Transferee Club

Authorised Signatory on behalf of	Authorised Signatory on behalf of
the Transferor Club	The Transferee Club

Position	Position

Date	Date

Form 18

PREMIER LEAGUE

OFFER OF NEW CONTRACT (Rule M.17.2)

To: [name and address of Out of Contract Player]

Copy to:	The Secretary
The Premier League

Under the provisions of Rule M.17.2 of the Rules of the Premier League                                                                                               Football Club hereby offers you a new contract to commence on the 1st July                            in the following terms:

This offer remains open and capable of acceptance for a period of one month within which time you may either accept it and enter into a new contract in the terms offered or decline it in writing. If you consider that the terms offered are less favourable than those in your current contract you may give notice to that effect in Form 19.

Signed

Position

Date

Form 19

PREMIER LEAGUE

APPLICATION FOR FREE TRANSFER (Rule M.20)

To: [name of Club] Football Club	And to:	The Secretary
The Premier League

I acknowledge having received your offer of a new contract in Form 18 dated

I consider that the terms offered are less favourable than those in my current contract dated                                 and I hereby give notice to that effect and apply for a free transfer.

Signed

Position

Date

Form 20

PREMIER LEAGUE

CONTINGENT SUM NOTIFICATION (Rule M.36.2)

To: [name of Transferor Club] Football Club	Copy to:	The Secretary
The Premier League

A Contingent Sum became payable to you on [date]                                      by virtue of the Transfer Agreement between us relating to [name of Contract Player]

The contingent event resulting in the Contingent Sum becoming payable was and the Contingent Sum which will be paid into the Compensation Fee Account within 7 days of it becoming due amounts to £

Signed on behalf of the Transferee Club

Position

Date

Form 21

PREMIER LEAGUE AND THE FOOTBALL LEAGUE

SCHOLARSHIP AGREEMENT

AN AGREEMENT made the [day]                              day of [month and year]                                                 Between [club company name]                                                      whose registered office is at [address]                                                             (hereinafter called “the Club”) of the one part and [Scholar’s full name]                             of [address]

(hereinafter called “the Scholar”) of the other part

WHEREBY it is agreed as follows:

1.                   Definitions and Interpretation

1.1              The words and phrases below shall have the following meanings:

“Authorised Games” shall have the meaning set out in the League Rules;

“the Board” shall mean the board of directors of the Club for the time being or any duly authorised committee of such board of directors;

“the Club Rules” shall mean the rules or regulations affecting the Scholar from time to time in force and published by the Club;

“Contract Player” shall mean any player (other than a Student or Scholar or Youth Player) who has entered into a written contract of employment with a Club as defined by the League Rules.

“Education Programme” shall mean the programme of education provided by the Club being either the advanced apprenticeship framework for sporting excellence (AASE) or any other programme of education approved in writing by the League in conjunction with the PFA;

“the FA” shall mean The Football Association Limited;

“the FA Rules” shall mean the rules and regulations from time to time in force of the FA;

“Football Development Programme” shall mean the programme of football training provided by the Club including the Scholar’s participation in Authorised Games;

“Gross Misconduct” shall mean serious or persistent conduct, behaviour, activity or omission by the Scholar involving one or more of the following:

(a) theft or fraud;

(b) deliberate and serious damage to the Club’s property;

(c) use or possession of or trafficking in a Prohibited Substance;

(d) incapacity through alcohol affecting the Scholar’s performance as a player;

(e) breach of or failure to comply with any of the terms of this agreement or such other similar or equivalent serious or persistent conduct, behaviour, activity or omission by the Scholar which the Board reasonably considers to amount to gross misconduct;

“the League” shall mean the football league of which the Club is a member from time to time;

“the League Rules” shall mean the rules or regulations from time to time in force of the League;

“National Minimum Wage” means the National Minimum Wage as determined by the Low Pay Commission from time to time;

“Parent” means a person who has parental responsibility for the Scholar;

“PFA” shall mean the Professional Footballers Association;

“Player” shall have the meaning set out in the League Rules;

“Prohibited Substance” shall have the meaning set out in the FA Rules;

“the Rules” shall mean the FA Rules, the League Rules and the Club Rules.

1.2              For the purpose of this agreement and provided the context so permits, the singular shall include the plural and vice versa and any gender includes any other gender.

2.                   Purpose

2.1              The purpose of this agreement is to provide the Scholar’s with a period of work-based learning in preparation for a possible future career as a professional association football player.

3.                   Duration

3.1              Subject as hereinafter provided, this agreement shall remain in force from the date set out in Schedule One for two years.

3.2              If during the currency of this agreement the Club wishes to offer the Scholar a contract as a Contract Player it may only do so on the condition that the Scholar continues his Education Programme.

4.                   Extension of Agreement

4.1              If by reason of illness or injury the Scholar is prevented from participating in the Football Development Programme for a period in excess of five weeks (hereafter “the excess period”):

4.1.1              the duration of this agreement shall be extended by the length of the excess period or, if earlier, until the Scholar’s nineteenth birthday; and

4.1.2              within fourteen days of the end of the excess period the Club shall give written notice to the League and to the FA indicating the date to which the duration of the agreement is extended.

4.2              The Club shall be entitled to extend the duration of this agreement by one year by giving to the Scholar written notice to that effect on or before the third Saturday in May in the second year of the agreement and a copy of any such notice shall be sent to the League and to the FA within fourteen days of the date on which it was given.

5.                   Obligations of the Scholar

5.1              The Scholar shall:

5.1.1                   participate in the Football Development Programme and the Education Programme;

5.1.2                   when directed by an authorised official of the Club:

5.1.2.1               attend at any reasonable place for the purposes of and to participate in training and match preparation;

5.1.2.2               play in any Authorised Games in which he is selected to play for the Club;

5.1.2.3               attend other matches in which the Club is engaged;

5.1.3                   train and play to the best of his skill and ability at all times;

5.1.4                   except to the extent prevented by injury or illness, maintain a high standard of physical fitness at all times;

5.1.5                   observe the Laws of the Game when playing football;

5.1.6                   observe the Rules but in the case of the Club Rules to the extent only that they do not conflict with or seek to vary the express terms of this agreement;

5.1.7                   submit promptly to such medical and dental examinations as the Club may reasonably require and undergo such treatment as may be prescribed by the medical or dental advisers of the Club and/or the Club’s insurers;

5.1.8                   permit the Club to photograph him individually or as a member of a squad of players and staff of the Club provided that such photographs are for use as the official photographs of the Club;

5.1.9                   comply with and act in accordance with all lawful instructions of any authorised official of the Club;

5.2              Subject to Clause 5.3.4 below, the Scholar may contribute to the media in a responsible manner but whenever circumstances permit the Scholar shall give to the Club reasonable notice of his intention to make any contribution to the public media in order to allow representations to be made to him on behalf of the Club if it so desires.

5.3              The Scholar shall not:

5.3.1                   reside at any place which the Club reasonably deems unsuitable for the performance of his obligations under this agreement;

5.3.2                   undertake or be engaged in any employment or be engaged or involved in any trade, business or occupation;

5.3.3                   indulge in any activity or practice which might endanger his fitness or inhibit his mental or physical ability to train or play or which might cause to be void or voidable any policy of insurance provided for the Scholar by the Club in compliance with the Rules;

5.3.4                   knowingly or recklessly do, write or say anything which is likely to bring the Club or the game of football into disrepute.

6.                   Obligations of the Club

The Club shall:

6.1              provide the Football Development Programme and the Education Programme;

6.2              observe the Rules, save that the FA Rules and League Rules shall take precedence over the Club Rules;

6.3               pay to the Scholar throughout the duration of this agreement (and during agreed holiday periods) the remuneration which by virtue of the League Rules he is entitled to receive as more particularly set out in Schedule One. Such remuneration shall not be less than the National Minimum Wage and shall not exceed any maximum amount specified pursuant to League Rules;

6.4               provide the Scholar each year with copies of all the Rules which affect the Scholar and the terms and conditions of the policy of insurance referred to in clause 5.3.3;

6.5               arrange promptly such medical and dental examinations and treatment as may be prescribed by the medical or dental advisors of the Club in respect of any injury to or illness of the Scholar and shall ensure that any such treatment for any football related injury is undertaken and completed without expense to the Scholar notwithstanding that this agreement expires after such treatment is prescribed;

6.6               comply with all relevant statutory provisions relating to industrial injury and any regulations made pursuant thereto; and

6.7               on or before the third Saturday in May in the final year of this agreement give written notice to the Scholar indicating whether or not upon the expiry of this agreement it intends offering to the Scholar a professional contract as a Contract Player and if so setting out the terms thereof, which offer shall remain open and capable of acceptance by the Scholar for a period of one month from the date upon which the Club gave it to him.

7.                   Illness and Injury

7.1              Any injury to or illness of the Scholar shall be reported by him or on his behalf to the Club immediately and the Club shall keep a record of such illness or injury.

8.                   Permanent Incapacity

8.1              In the event that the Scholar shall be permanently incapacitated the Club shall be entitled to serve a notice upon the Scholar terminating this agreement;

8.2              the minimum length of such notice shall be three months;

8.3              the notice may be served at any time after:

8.3.1      the Scholar is declared to suffer from Permanent Total Disablement as defined in the League’s personal accident insurance scheme; or

8.3.2      an appropriately qualified independent medical consultant (the identity of whom shall be agreed between the Club and the Scholar, each acting reasonably, save that in the event that the parties are unable to agree, such individual as shall be appointed by the President or next available officer of the Royal College of Surgeons) certifies that the Scholar has suffered permanent incapacity.

9.                   Disciplinary Procedure

9.1              The Club shall operate the disciplinary procedure set out in Schedule Two hereto in relation to any allegation that there has been a breach of or failure to observe the terms of this agreement or the Rules.

10.            Termination by the Club

10.1   The Club shall be entitled to terminate this agreement by fourteen days’ notice in writing to the Scholar if after due investigation and enquiry it is reasonably satisfied that he:

10.1.1             shall be guilty of Gross Misconduct; or

10.1.2             has failed to heed any final written warning given under the provisions of Schedule Two hereto; or

10.1.3             is convicted of any criminal offence where the punishment consists of an immediate custodial sentence of or exceeding three months.

10.2   There shall be included in any such notice full particulars of the Club’s reasons for terminating the agreement and a copy of it shall be sent to the League, the FA and the PFA.

10.3   Within seven days of receiving a termination notice the Scholar by written notice served on the Club and the League may appeal against the decision of the Club to the League in accordance with the League Rules and the parties shall seek to ensure that such appeal shall be heard within a further 28 days.

10.4   If the Scholar exercises his right of appeal the termination of this agreement shall not become effective unless and until it shall have been determined that the Club was entitled to terminate the agreement pursuant to clause 10.1. Pending such determination the Club may suspend the Scholar.

10.5        Any such termination shall be subject to the rights of the parties provided for in the League Rules.

11.            Grievance Procedure

11.1   In the event of any grievance in connection with his education under this agreement and/or its operation the following procedures shall be available to the Scholar in the order set out:

11.1.1    the grievance shall in the first instance be brought informally to the notice of such person as the Club identifies as the person dealing with grievances, failing which to any member of the Club’s youth management;

11.1.2    if the grievance is not settled to the Scholar’s satisfaction within 14 days thereafter formal notice of the grievance may be given in writing to the Secretary of the Club requiring it to be considered by the Board. The matter shall thereupon be dealt with by the Board at its next convenient meeting and in any event within 4 weeks of receipt of the notice;

11.1.3    if the grievance is not settled by the Club to the Scholar’s satisfaction the Scholar shall have a right of appeal to the League exercisable within 7 days of receipt by the Scholar of written notice of the decision of the Board by notice in writing to the Club and the League and such appeal shall be determined in accordance with the League Rules.

12.            Termination by the Scholar

12.1   The Scholar shall be entitled to terminate this agreement by fourteen days’ notice in writing to the Club if the Club shall be guilty of serious or persistent breach of the terms and conditions of this agreement.

12.2   There shall be included in any such notice full particulars of the Scholar’s reasons for terminating the agreement and a copy of it shall be sent to the League, the FA and the PFA.

12.3   Within seven days of receiving a termination notice the Club by written notice served on the Scholar and the League may appeal against the termination and the appeal shall be determined in accordance with the League Rules and the parties shall seek to ensure that such appeal shall be heard within a further 28 days.

12.4   If the Club exercises its right of appeal the termination of this agreement shall not become effective unless and until it shall have been determined that the Scholar was entitled to terminate the agreement pursuant to clause 12.1.

12.5   Any such termination shall be subject to the rights of the parties provided for in the League Rules.

13.            Cancellation of Registration

13.1   At any time during the currency of this agreement the Scholar without giving any reason therefore may apply to the Club for cancellation of his registration, whereupon the Club shall complete and sign a mutual cancellation notification in accordance with the League Rules whereupon this agreement shall terminate.

13.2   In consequence of such a termination, the Scholar shall not be permitted by the League to be registered as a Player until the expiry of two years from its effective date unless either

13.2.1    the Club gives its written consent; or

13.2.2    the Club has received compensation for the training and development of the Scholar in accordance with the League Rules.

14.            Holidays

14.1        The Scholar shall be entitled to five weeks holiday a year, to be taken at a time or times as shall be determined by the Club.

15.            Miscellaneous

15.1   This agreement constitutes the entire agreement between the Club and the Scholar and supersedes any and all preceding agreements between the Club and the Scholar.

15.2   For the purposes of the Data Protection Act 1998 the Scholar consents to the Club processing Personal Data including Sensitive Personal Data (both as defined in the said Act) about the Scholar and using it for all relevant administrative and statistical purposes connected with the Scholar’s education and potential future in professional football and sharing such Data with the League, the FA, the PFA and any relevant training body for the same purposes.

16.            Jurisdiction and Law

16.1   This agreement shall be governed by and construed in accordance with English law and the parties submit to the non-exclusive jurisdiction of the English courts.

SCHEDULE ONE

Scholarship Allowance

Supplemental Provisions and Employment Rights Act 1996

1.                   This Scholarship Agreement commences on                         and terminates on                        .

2.                   The Scholar’s employment with the Club began on the date set out in paragraph 1 [replace the words in italics with the appropriate date if it began earlier]

3.                   No employment with a previous employer shall count as part of the Scholar’s continuous period of employment hereunder.

4.                   The Scholar’s hours of work are such as the Club may from time to time reasonably require of him to carry out his duties.

5.                   The place of employment shall be at the Club’s ground and training ground but the Club shall be entitled to require the Scholar to play and to undertake his duties hereunder at any other place throughout the world.

6.                   The terms and conditions of this contract form part of a number of collective agreements between the Club (through the League) and the Scholar (through the PFA) affecting the Scholar’s employment.

7.                   No contracting out certificate pursuant to the Pensions Scheme Act 1993 is in force in respect of the Scholar’s employment under this contract.

8.                   There is no entitlement to pensions benefit in relation to the Scholar’s employment. However, the Club shall provide access to a designated stakeholder pension scheme if required by law. For the avoidance of doubt, the Club will not make any contributions to such stakeholder scheme.

9.                   The wage payable by virtue of Clause 6.3 of this agreement is calculated as follows and shall be paid monthly in arrears:

£                 per week from                  to

£                 per week from                  to

If the agreement is extended pursuant to the exercise by the Club of the option set out in Clause 4.2, the rate of wage will be as follows:

£                 per week from                  to

Any other provisions:

SCHEDULE TWO

Disciplinary Procedure and Penalties

1.                   Introduction

The disciplinary procedure aims to ensure that the Club behaves fairly in investigating and dealing with allegations of unacceptable conduct with a view to helping and encouraging all Scholars to achieve and maintain appropriate standards of conduct and performance. The Club nevertheless reserves the right to depart from the precise requirements of its disciplinary procedure where the Club considers it expedient to do so and where the Scholar’s resulting treatment is no less fair.

2.                   Records

All cases of disciplinary action under this procedure will be recorded and placed in the Club’s records until deleted in accordance with paragraph 4.2. A copy of the Club’s disciplinary records concerning the Scholar will be supplied to the Scholar at his request.

3.                   The Procedure

The following steps will be taken as appropriate in all cases of disciplinary action

3.1                Investigation

No action will be taken before a proper investigation has been undertaken by the Club into the matter complained of. If the Club determines the same to be appropriate the Club may by written notice suspend the Scholar for up to fourteen days while the investigation takes place. If the Scholar is so suspended this agreement will continue together with all the Scholar’s rights under it except that during the period of suspension the Scholar will not be entitled to access to any of the Club’s premises except at the prior request or with the prior consent of the Club and subject to such conditions as the Club may impose. The decision to suspend the Scholar will be notified in writing to the Scholar by the Club.

3.2                Disciplinary Hearing

3.2.1     If the Club decides to hold a disciplinary hearing about the matter complained of the Scholar will be given full details in writing of the complaint against him and reasonable notice of the date and time of the hearing. At the hearing the Scholar will be given an opportunity to state his case either personally, through his representative or the PFA.

3.2.2     Subject as provided in paragraph 3.2.3 no disciplinary penalty will be imposed without first giving the Scholar the opportunity to state his case.

3.2.3     A disciplinary hearing may proceed in the Scholar’s absence and a disciplinary penalty may be imposed if he fails to appear at such hearing after having received proper notice thereof.

3.3     Appeals

3.3.1     The Scholar shall have a right of appeal to the Board against any disciplinary decision. The Scholar should inform the Board in writing of his wish to appeal within seven days of the date of notification to him of the decision which forms the subject of such appeal. The Board will conduct an appeal hearing as soon as possible thereafter at which the Scholar will be given a further opportunity to state his case either personally or through his representative. The decision of the Board will be notified to the Scholar in writing within seven days and subject to paragraph 3.3.2 will be final and binding under this procedure.

3.3.2     In the event of any sanction being imposed or confirmed in excess of an oral warning the Scholar may by notice in writing served on the Club and the League within seven days of receipt by the Scholar of written notification of the decision of the Board appeal against it to the League and such appeal shall be determined in accordance with the League Rules.

3.3.3     If the Scholar exercises any right of appeal as aforesaid any sanction imposed by the Club upon the Scholar shall not take effect until the appeal has been determined and the sanction confirmed, varied or revoked as the case may be.

4.      Disciplinary Penalties and Termination

4.1     At a disciplinary hearing or on an appeal to the Board against a disciplinary decision the Club may dismiss the allegation or if it is proved to the Club’s satisfaction may:

4.1.1     give an oral warning, a formal written warning or after a previous warning or warnings a final written warning to the Scholar;

4.1.2     impose a fine not exceeding the amount of the basic wage for a period of up to two weeks;

4.1.3     order the Scholar not to attend at any of the Club’s premises for such period as the Club thinks fit not exceeding two weeks; or

4.1.4     where the circumstances set out in Clause 10.1 of this agreement apply, terminate this agreement.

4.2     Any warning or sanction given under this disciplinary procedure will be deleted in the Club’s records after twelve months.

SIGNED by the Scholar

in the presence of his Parent:

[Signature]
[Address]
[Occupation]
SIGNED by [insert name]

for and on behalf of the Club in the presence of:
[Signature]
[Address]
[Occupation]

Form 22

PREMIER LEAGUE

FOOTBALL ACADEMY LICENCE APPLICATION (Rule N.16)

To:	The Secretary
The Premier League

We,                                                                                   Football Club, hereby apply for a Football Academy licence for our training establishment at [address]

We confirm that all the facilities and accommodation required by Rule N.25 to be provided at a Football Academy are available.

We further confirm that upon the grant of a Football Academy licence the minimum staffing levels required by Rule N.30 will be achieved.

Signed

Position

Date

Form 23

PREMIER LEAGUE

CENTRE OF EXCELLENCE LICENCE APPLICATION (Rule N.17)

To:	The Secretary
The Premier League

We,                                                                                   Football Club, hereby apply for a Centre of Excellence licence for our training establishment at [address]

We confirm that the minimum facilities and accommodation required by Rule N.27 to be provided at a Centre of Excellence are available.

We further confirm that upon the grant of a Centre of Excellence licence the minimum staffing levels required by Rule N.32 will be achieved.

Signed

Position

Date

Form 24

PREMIER LEAGUE

NOTIFICATION OF TRIALIST’S PARTICULARS (Rule N.37.2)

To:	The Secretary
The Premier League

We hereby give notice that the Trialist whose particulars appear below is attending the Football Academy/Centre of Excellence* of                                                                                     Football Club: Surname                                                                           Other name(s)                                                                 Address                                                                                                                                                                              Post Code                                            Travelling time from this address to the Football Academy or Centre of Excellence#                     Date of birth                           Place of birth                             Nationality                                         Date of commencement of trial period                                                    Date trial period is due to end §                                                Other clubs (if any) at whose Football Academy or Centre of Excellence the Trialist has attended for a trial during the current Season

Other clubs (if any) at whose Football Academy or Centre of Excellence the Trialist has been registered:

Club	From	To
Club	From	To

Endorsement by Parent+

I, [full name]                                                                 of [address]                                                                                                                                                                                                                           Post Code                                               being the person having parental responsibility for the above-named Trialist, hereby certify that the above particulars are correct and consent to this application, to the conduct of drug testing on him in accordance with the Football Association’s Memorandum on Drug Testing and to his receiving medication as instructed and any emergency dental, medical or surgical treatment, including anaesthetic or blood transfusion, as considered necessary by the medical authorities present. I further consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing any and all “personal data” and “sensitive personal data” relating to the above-named Trialist contained within this Form 24 for the purpose of discharging its functions as a regulatory and governing body of football. I further certify that I have provided to the above-named Club full written particulars of any medical condition from which the above-named Trialist suffers and I undertake to inform the Club forthwith in writing if any such medical condition arises during the trial period.

Signed by the Parent		Date

Countersigned by the Trialist		Date

Signed on behalf of the Club	Position	Date

* delete as appropriate

# to be completed if the Trialist is in age groups Under 9 to Under 14 inclusive (subject to the exception in Rule N.40.2)

§ not more than 6 consecutive weeks from the date of commencement

+ to be completed if the Trialist is a minor

Form 25

PREMIER LEAGUE

NOTICE OF ENDING OF TRIAL PERIOD (Rule N.40)

To:	The Secretary
The Premier League

We hereby give notice that the trial period of [name of Trialist]                                                        who has been attending the Football Academy/Centre of Excellence* of                                                                                                                                                                                                          Football Club on trial ended on [date]

Signed

Position

Date

* delete as appropriate

Form 26

PREMIER LEAGUE

PRE—REGISTRATION AGREEMENT (Rule N.42)

Date ______________________________________

Parties

(1)                                                                       Football Club of                                                                       (“the Club”)

(2)                                                                       of                                                                                           (“the player”)

whose date of birth is

Undertakings by the Club

Pursuant to Rule N.43 of the Rules of the Premier League (“the Rules”), the Club hereby undertakes that:

1.                   upon the player reaching the statutory school leaving age applicable in England/ceasing Full Time Education* it will apply to register the player as a Student at its Football Academy/ Centre of Excellence* and having acquired the registration will enter into a Scholarship Agreement with the player in the form annexed to the Rules;

2.                   upon the player’s coaching programme (of which a copy is annexed hereto) or any variation of it being approved under the provisions of Rule N.45 of the Rules, to coach the player in accordance therewith until the said Scholarship Agreement is entered into.

Undertakings by the Player

The player hereby undertakes that:

1.                   he is not registered with nor during the currency of this agreement will he consent to becoming registered with any Premier League or Football League club other than the Club;

2.                   upon his coaching programme or any variation of it being approved as aforesaid, he will participate in the same to the very best of his ability.

I consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing the above “personal data” and any and all “sensitive personal data” which may be contained in and/or referred to in the annexed player’s coaching programme for the purpose of discharging its functions as a regulatory and governing body of football.

Signed on behalf of the Club

Position

Signed on behalf of the player

Signed by his parent

Date

*delete as appropriate

Secretary’s Certificate

I hereby certify that the coaching programme annexed to the Pre-Registration Agreement of which this is a copy has been approved/not approved* by the Board.

Signed
Secretary, the Premier League

Date

Form 27

PREMIER LEAGUE

FOOTBALL ACADEMY STUDENT REGISTRATION APPLICATION (Rule N.49)

Student’s Particulars

Surname                                                                  Other name(s)                                                             Address                                                                                                                                                                                   Post Code                                               Travelling time from this address to the Football Academy §                                         Date of birth                                   Place of birth                                   Nationality <                             Other clubs (if any) at whose Football Academy or Centre of Excellence the Student has been registered:

Club	From	To
Club	From	To
School

Application to Register

We,                                                                   Football Club, hereby apply for the above-named Student to be registered at our Football Academy for                                         year(s) (subject to Rules N.64, N.65 and N.69). We certify that we have not, either directly or indirectly, made an improper approach to him nor have we improperly induced him to become registered as a Student.

Signed
Authorised Signatory

Date

Endorsement by Student

I consent to the above application and consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing the above “personal data” and “sensitive personal data” for the purpose of discharging its functions as a regulatory and governing body of football. I certify that the above particulars are correct. I agree to be bound by the Rules of the Premier League.

Signed

Date

Endorsement by Parent*

I, [full name]                                                                    of [address]                                                                                                                                                        Post Code                                                 being the person having parental responsibility for the above-named Student, hereby certify that the above particulars are correct and consent to this application, to the conduct of drug testing on him in accordance with the Football Association’s Memorandum on Drug Testing and to his receiving medication as instructed and any emergency dental, medical or surgical treatment, including anaesthetic or blood transfusion, as considered necessary by the medical authorities present.

Signed	Date

Secretary’s Certificate

I hereby certify that I have this day registered [name of Student]                                                              as a Student at the Football Academy of                                                              Football Club.

Signed		Date
Secretary, the Premier League

§ to be completed if the Student is in age groups Under 9 to Under 16 inclusive

< if the Student last played for a club affiliated to a national association other than the Football Association, unless the Student is aged under 12 years, this Form must be accompanied by written confirmation from the Football Association that an international registration transfer certificate has been issued in respect of the Student

* to be completed if the Student is a minor

Form 28

PREMIER LEAGUE

CENTRE OF EXCELLENCE STUDENT REGISTRATION APPLICATION (Rule N.50)

Student’s Particulars

Surname                                                        Other name(s)                                               Address                                                                                                                                                 Post Code                                 Travelling time from this address to the Centre of Excellence §                                               Date of birth                            Place of birth                            Nationality <                                      Other clubs (if any) at whose Football Academy or Centre of Excellence the Student has been registered:

Club	From	To
Club	From	To
School

Application to Register

We,                                                                   Football Club, hereby apply for the above-named Student to be registered at our Centre of Excellence for                             year(s) (subject to Rules N.64, N.65 and N.69). We certify that we have not, either directly or indirectly, made an improper approach to him nor have we improperly induced him to become registered as a Student.

Signed
Authorised Signatory

Date

Endorsement by Student

I consent to the above application and consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing the above “personal data” and “sensitive personal data” for the purpose of discharging its functions as a regulatory and governing body of football. I certify that the above particulars are correct. I agree to be bound by the Rules of the Premier League.

Signed

Date

Endorsement by Parent*

I, [full name]                                                                    of [address]                                                                                                                                                                   Post Code                                         being the person having parental responsibility for the above-named Student, hereby certify that the above particulars are correct and consent to this application, to the conduct of drug testing on him in accordance with the Football Association’s Memorandum on Drug Testing and to his receiving medication as instructed and any emergency dental, medical or surgical treatment, including anaesthetic or blood transfusion, as considered necessary by the medical authorities present.

Signed	Date

Secretary’s Certificate

I hereby certify that I have this day registered [name of Student]                                                        as a Student at the Centre of Excellence of                                                      Football Club.

Signed		Date
Secretary, the Premier League

§ to be completed if the Student is in age groups Under 9 to Under 16 inclusive

< if the Student last played for a club affiliated to a national association other than the Football Association, unless the Student is aged under 12 years, this Form must be accompanied by written confirmation from the Football Association that an international registration transfer certificate has been issued in respect of the Student

* to be completed if the Student is a minor

Form 28A

PREMIER LEAGUE

FOOTBALL ACADEMY/CENTRE OF EXCELLENCE ETHNIC MONITORING QUESTIONNAIRE (Rule N.51)

USE OF INFORMATION

Completion of this questionnaire is voluntary. If you provide the information it will be used as set out below and will not be used for selection or any other purposes.

The information provided on this ethnicity questionnaire will be recorded on a computer system shared by the Football Association Premier League Limited (“Premier League”) and The Football League Limited against the Student’s record and will be used:

•                                to help ensure compliance with the Premier League’s Anti-Discrimination Policy (a copy of which is in Appendix 9 of the Premier League’s Rules)

•                                to compile aggregate statistics and reports

•                  on a club by club basis which we may wish to share with the relevant club only and The Football Association Limited

•                  on a league basis which we may wish to publish for public interest and to share with other bodies that have a legitimate interest in equal opportunities such as the Professional Footballers Association and the Commission for Racial Equality

What is your ethnic group?

(Choose ONE section from A to E, then tick the appropriate box to indicate your cultural background)

A White	B Mixed
☐ British	☐ White and Black Caribbean
☐ Irish	☐ White and Black African
☐ Any other White background, please write in	☐ White and Asian
☐ Any other Mixed background, please write in

C Asian or Asian British	D Black or Black British
☐ Indian	☐ Caribbean
☐ Pakistani	☐ African
☐ Bangladeshi	☐ Any other Black background, please write in
☐ Any other Asian background, please write in

E                 Chinese or other ethnic group

☐            Chinese

☐            Any other, please write in

Name of Student

Signed		Date
(Parent/Guardian to sign if Student is a minor)

Form 29

PREMIER LEAGUE

LIST OF STUDENTS (Rule N.59)

To:	The Secretary
The Premier League

The registrations of the following Students (other than those who have signed a Scholarship Agreement) are held by                               Football Club as at the third Saturday in April [year]

Full Name	Current Age Group	Category

Note: The categories of Students are:	Signed
1. Students whose registration has been retained.
2. Students whose registration it is intended to retain.	Position
3. Students whose registration it is intended to terminate.
Date

Form 30

PREMIER LEAGUE

RETENTION/TERMINATION NOTIFICATION (Rule N.60.1)

To:     [name and address of Student]

We,                                                                                                                             Football Club, hereby give you notice that it is our intention to retain/terminate* your registration with effect from the second Saturday in May next.

Signed

Position

Date

* delete as appropriate

Form 30A

PREMIER LEAGUE

RETENTION/TERMINATION NOTIFICATION (Rule N.60.2)

To:     [name and address of Student]

We,                                                                                                                             Football Club, hereby give you notice that it is our intention to retain/terminate* your registration with effect from the second Saturday in May next.

Signed

Position

Date

* delete as appropriate. If the registration is retained, it is for a period of 2 years pursuant to Rule N.47

Form 31

PREMIER LEAGUE

EXTENSION OF STUDENT REGISTRATION (Rule N.64)

To:	The Secretary
The Premier League

The registration of [name of Student]                                                                            held by                                                       Football Club, with his and his Parent’s consent indicated by their signatures below, has today been extended until such time as he completes his Full Time Education.

Signed by the Student

Signed by the Parent*

Signed on behalf of the Club

Position

Date

*If the student is aged under 18 years

Form 32

PREMIER LEAGUE

STUDENT REGISTRATION: MUTUAL CANCELLATION NOTIFICATION (Rule N.65.2)

To:	The Secretary
The Premier League

The registration of [name of Student]                                                             held by                                                   Football Club has today been cancelled by mutual agreement.

Signed by the Student

Signed by the Parent*

Signed on behalf of the Club

Position

Date

*If the student is aged under 18 years

Form 33

PREMIER LEAGUE

SCHOLARSHIP OFFER (Rule N.72)

To: [name and address of Student]

We,                                                             Football Club, hereby offer to enter into a Scholarship Agreement with you upon your reaching the statutory school leaving age applicable in England.

The Scholarship Agreement will be in Form 21.

Signed

Position

Date

Form 34

PREMIER LEAGUE

RESPONSE TO SCHOLARSHIP OFFER (Rule N.73)

To:                                                                                                                                      Football Club.

I [name of Student]                                                                       hereby accept/refuse* your offer in Form 33 dated

Signed by the Student

Signed by his Parent

*delete as appropriate

Form 35

PREMIER LEAGUE

CHILDREN’S OFFICER NOTIFICATION (Rule O.12)

To:	The Secretary	From:	Football Club
The Premier League

The following member of Staff has been designated as Children’s Services’ Officer:

Name

Signed

Position

Date

Form 35A

PREMIER LEAGUE

VULNERABLE ADULTS’ SERVICES’ OFFICER (Rule O.17)

To:	The Secretary	From:	Football Club
The Premier League

The following member of Staff has been designated as Vulnerable Adults’ Services’ Officer:

Name

Signed

Position

Date

Form 36

PREMIER LEAGUE

STAFF REGISTER (CHILDREN) (Rule O.14.7)

Name of Club

Staff Particulars

Date of
		Position	Rule U.8.4	Date	Date
Name	Address	Held	Clearance	Started	Left

Form 36A

PREMIER LEAGUE

STAFF REGISTER — VULNERABLE ADULTS (Rule O.18.5)

Name of Club

Staff Particulars

Date of
		Position	Rule U.8.4	Date	Date
Name	Address	Held	Clearance	Started	Left

Form 37

PREMIER LEAGUE

PARENTS’ CONSENT FORM (Rule O.23)

PART 1 — to be completed by the Club

Club name                                                                                                                                                   Football Club

Description of activity

Date(s)                                               Time(s)                                                                     Place(s)

PART 2 — to be completed by the Parent(s)

I/We [full name(s)]

of [address]

                                                                                                                 [post code]                                        the Parent(s) of [child’s full name]                                                            hereby consent to him/her taking part in the activity described above and consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing any and all “personal data” and “sensitive personal data” relating to the aforementioned child contained within this Form 37 for the purpose of discharging its functions as a regulatory and governing body of football. I/We agree to bring him/her to and collect him/her from the activity. He/she understands that it is important, for safety reasons, to obey any instructions given by the staff in charge of the activity. I/We agree to [child’s first name]                                             having emergency dental, medical or surgical treatment (including anaesthetic and blood transfusion) as considered necessary by the medical authorities present. Set out below are the further particulars requested.

Signed

Date	20

Child’s Particulars

Date of birth	NHS number
Name, address and telephone number of doctor

Date of last tetanus injection
Details of any medical treatment he/she is receiving
Details of any medicine he/she is taking
Details of any diet requirements or other special needs

My/our Particulars

Work address(es)
Work telephone number(s)
Home telephone number/Mobile(s)
Alternative contact person [name]
[address]

[telephone number(s)]

Form 38

PREMIER LEAGUE

NOTIFICATION OF REFERRAL (Rule O.25)

To:	The Head of Safeguarding, The Premier League
And to:	The Head of Education and Child Protection, The Football Association

We,                                                   Football Club, hereby notify you that a referral has been made to the police or to Social Services in respect of a Child involved in an Activity. Particulars are as follows:

The Child

Full name		Address
	Post Code	Date of birth

The Activity
Nature of the Activity		Date		Time
Place
The allegation or incident referred

The police
Date and time of referral			Police force
Address			Telephone
Name and rank of officer
Summary of advice received

Social Services
Date and time of referral			Local authority name
Address			Telephone
Name and designation of officer
Summary of advice received

ISA and/or County Safeguarding Lead

Date and time of referral	Local authority name

Address	Telephone

Name and designation of officer

Summary of advice received

Signed

Position

Date

Form 39

PREMIER LEAGUE

SCOUT REGISTRATION FORM (Rule P.4.1)

Scout’s Particulars

Surname	Other name(s)

Address

Post Code

Date of birth

Application to Register

We hereby apply for the above-named to be registered as a Scout whose registration is held by                                                                           Football Club

Signed
Authorised Signatory

Date

Endorsement by Scout

I hereby consent to the above application. I certify that the above particulars are correct. [I attach a copy of a certificate showing that I have successfully undertaken the Football Association’s Scouting Talent Identification Course*]. I agree to be bound by the Rules of the Premier League.

Signed

Date

* a Scout who is not and may not in the future be engaged in identifying players under the age of 18 years may delete the words in square brackets (Rule P.4.3).

Secretary’s Certificate

I hereby certify that I have this day registered [name of Scout]                                               as a Scout registered with                                                    Football Club.

Signed		Date
Secretary, the Premier League

Form 40

PREMIER LEAGUE

CANCELLATION OF SCOUT REGISTRATION (Rule P.6)

To:          The Secretary

The Premier League

We,                                                                   Football Club, hereby give notice that on (date)                                       we ceased to employ or engage (name of Scout)                                                                                                        and we hereby apply for his registration to be cancelled.

Signed
Authorised Signatory

Date

Secretary’s Certificate

I hereby certify that I have this day cancelled the registration of [name of Scout]                                                                     with                                               Football Club and removed his name from the register of Scouts.

Signed		Date
Secretary, the Premier League

Form 41

PREMIER LEAGUE

FIXED PENALTY NOTICE (Rule R.4)

To:	Date:

You are in breach of Rule                                                        in that on [date]                                                 you [description of breach, indicating in appropriate cases whether it is a first, second or third breach of that Rule]

You are required within 14 days of the date of this notice to pay a fixed penalty of £                           . Alternatively, you are entitled within that period to appeal under the provisions of Rule R.55.1. If you appeal and your appeal is dismissed the fixed penalty becomes payable forthwith.

Failure to pay the fixed penalty as required by this notice or forthwith upon any appeal being dismissed will constitute a breach of the Rules of the League in respect of which you will be liable to be dealt with under the provisions of Section R.

Signed
Secretary, for and on behalf of the Board

Form 42

PREMIER LEAGUE

SUMMARY JURISDICTION NOTICE (Rule R.9)

To:	Date:

You are in breach of Rule                                                              in that on [date]                                              you [description of breach]

The Board intends to exercise its summary jurisdiction and to impose on you a fine of £                       .

You are required within 14 days of the date of this notice to either:

(1) submit to the Board’s jurisdiction and pay the fine imposed; or

(2) elect to be dealt with by a Commission.

Any such election should be in writing addressed to me at the League Office.

Failure to comply with this requirement within the time limited will constitute a breach of the Rules of the League in respect of which you will be liable to be dealt with under the provisions of Section R.

Signed
Secretary, for and on behalf of the Board

Form 43

PREMIER LEAGUE

COMPLAINT (Rule R.20)

To:	Date:

The Board’s complaint is that you are in breach of Rule                         in that on [date]                                   you [description of breach]

A summary of the facts alleged is as follows:

*Annexed hereto are copies of the following documents upon which the Board relies:

In accordance with Rule R.20, within 14 days of receipt of this complaint you are required to send to me by recorded delivery post a written answer in Form 44.

Signed
Secretary, for and on behalf of the Board

* delete if inapplicable

Form 44

PREMIER LEAGUE

ANSWER (Rule R.24)

To:	The Secretary	Date:
The Premier League

I/We* acknowledge having received the complaint dated                                          .  The complaint is admitted/denied*. I/We* request that the complaint be determined by written representations.*

*[If the complaint is admitted] I/We* ask the Commission to take into account the following mitigation:

§

*[If the complaint is denied and is to be determined at a hearing] My/Our* reasons for denying the complaint are:

§

*[If the complaint is denied and is to be determined by written representations] My/Our* representations are as follows:

§

Annexed hereto are copies of the following documents upon which I/We* rely:

§

I consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing any or all “personal data” and “sensitive personal data” contained above and/or annexed to this Form 44 for the purpose of discharging its functions as a regulatory and governing body of football.**

Signed

Position
[for and on behalf of*] the Respondent

* delete as appropriate

§ continue on separate sheet if necessary

** delete where Respondent is not an individual

Form 45

PREMIER LEAGUE

APPEAL AGAINST FIXED PENALTY (Rule R.59)

To: The Secretary	Date:
The Premier League

I/We* hereby appeal against the fixed penalty imposed by the notice in Form 41 dated                             .

My/our* appeal is

* against the decision of the Board to impose the fixed penalty.

* against the amount of the fixed penalty.

* against the decision of the Board to impose the fixed penalty and its amount.

The grounds of my/our* appeal are:

§

A deposit of £1,000 is enclosed.

I consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing any and all “personal data” and “sensitive personal data” contained above and/or annexed to this Form 45 for the purpose of discharging its functions as a regulatory and governing body of football. **

Signed #

Position
[for and on behalf of*] the Respondent

* delete as appropriate

§ continue on separate sheet if necessary

** delete where Respondent is not an individual

# state position if signed on behalf of a Club

Form 46

PREMIER LEAGUE

APPEAL AGAINST COMMISSION DECISION (Rule R.60)

To: The Secretary	Date:
The Premier League

I/We* hereby appeal against the decision of the Commission before which I/We* appeared dated                            .

My/our* appeal is

* against the decision of the Commission

* against the amount of the penalty

* against the decision of the Commission and the penalty

* against the amount of compensation ordered by the Commission.

The grounds of My/our* appeal are:

§

*I/We intend to apply at the appeal hearing for leave to adduce the following fresh evidence

§

The reasons for such application are

§

A deposit of £1,000 is enclosed.

I consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing any and all “personal data” and “sensitive personal data” contained above and/or annexed to this Form 46 for the purpose of discharging its functions as a regulatory and governing body of football. **

Signed #

* delete whichever are inapplicable

§ continue on separate sheet if necessary

** delete where Respondent is not an individual

# state position if signed on behalf of a Club

Form 47

PREMIER LEAGUE

REQUEST FOR ARBITRATION (Rules Q.20 or S.8)

To:	From:

A dispute has arisen between us concerning (brief description of matters in dispute)

I/We wish to have the dispute settled by arbitration in accordance with the provisions of Section [ ]§ of the Rules of the Premier League and you are hereby required to appoint an arbitrator pursuant thereto.* I consent pursuant to Schedule 2 and Schedule 3 of the Data Protection Act 1998 to The Football Association Premier League Limited holding and processing any and all “personal data” and “sensitive personal data” contained above and/or annexed to this Form 47 for the purpose of discharging its functions as a regulatory and governing body of football.

Signed

Position **

Date

§    insert “Q” if the arbitration is to be determined by the Managers’ Arbitration Tribunal; insert “S” in any other case.

*    delete if request for arbitration is made on behalf of a company

**  to be completed if the Form is signed on behalf of the Company or a Club.

Copy to:	The Secretary
The Premier League

Form 48

PREMIER LEAGUE

APPOINTMENT OF ARBITRATOR (Rules Q.23 or S.11)

To:	The Secretary	From:
The Premier League

Pursuant to the request for arbitration made by                                                 and dated                                    , I/we hereby appoint (name of appointee)                                          as an arbitrator in the arbitration requested.

Signed

Position *

Date

Copy to:	(the other party)

* to be completed if the Form is signed on behalf of the Company or a Club.

Form 49

PREMIER LEAGUE

APPOINTMENT OF SINGLE ARBITRATOR (Rule S.16)

To:	The Secretary
The Premier League

Pursuant to the request for arbitration made by                                          and dated                  we, the parties to the arbitration, hereby jointly appoint (name of appointee)                                               as the single arbitrator in the arbitration requested.

Signed	Signed

on behalf of	on behalf of

Position *	Position *

Date	Date

* to be completed if the Form is signed on behalf of the Company or a Club

Form 50

PREMIER LEAGUE

NOTICE OF PRELIMINARY MEETING (Rules Q.30 or S.21)

To:	From:

You are hereby required to attend a preliminary meeting at (place)                                               on (date)                                  at (time)                                 when the tribunal will give directions for the conduct of the arbitration to which each of you is a party.

Signed
Chairman

Date

Form 51

PREMIER LEAGUE

DUAL INTEREST NOTICE (Rules V.11 and V.12)

To:	The Secretary	Date:
The Premier League

Pursuant to Rule V.11 we hereby give notice that a Person

*holds

*has acquired

*has ceased to hold

a Significant Interest in                                                                                                                              Football Club.

The particulars required by Rule V.12 are as follows:

1.               The Person holding/acquiring/ceasing to hold* a Significant Interest in the Club is

[name]

of [address]

2.               The details of the Significant Interest are as follows

3.               The proportion [expressed in percentage terms] which the Shares bear to the total number of Shares of that class in issue is                          %

4.               The proportion [expressed in percentage terms] which the Shares bear to the total number of issued Shares of the Club is                          %

This notice is given on the basis that the words “Club” “Holding” “Person” “Shares” “Significant Interest” (together with any other defined terms comprising any part of the definitions set out therein) have the meanings set out in the Rules of the Premier League.

Signed

Position

* delete as appropriate

Form 52

PREMIER LEAGUE

LEAD DISCLOSURE OFFICER NOTIFICATION (Rule U.6.1)

To:	The Secretary	From:	Football Club
The Premier League

The following member of Staff has been designated as Lead Disclosure Officer:

Name

Signed

Position

Date

APPENDICES

APPENDIX 1

STANDARD CLAUSES

for inclusion in replica Strip manufacturers’ contracts

(Rule J.13)

1.                   [The manufacturer’s name] (“the Company”) will not itself or through any officer of the Company or any person authorised to act on behalf of the Company:

1.1              include in a contract for sale or agreement relating to the sale of replica football kit a term or condition which purports to establish or provide for the establishment of minimum prices to be charged on the resale of replica football kit in the United Kingdom; or

1.2              require, as a condition of supplying replica football kit to a dealer, the inclusion in a contract or agreement of any such term or condition, or the giving of any undertaking to the like effect; or

1.3              notify to dealers, or otherwise publish on or in relation to replica football kit, a price stated or calculated to be understood as the minimum price which may be charged on the resale of those goods the replica football kit in the United Kingdom; or

1.4              withhold supplies of replica football kit from a dealer seeking to obtain them for resale in the United Kingdom on the ground that the dealer:

1.4.1                has sold in the United Kingdom at a price below the resale price replica football kit obtained, either directly or indirectly, from the Company, or has supplied such replica football kit, either directly or indirectly, to a third party who had done so; or

1.4.2                is likely, if the replica football kit is supplied to him, to sell it in the United Kingdom at a price below that price, or supply it, either directly or indirectly, to a third party who would be likely to do so.

In this subclause 1.4, “resale price” in relation to a sale of any description, means any price notified to the dealer or otherwise published by or on behalf of the Company as the price or minimum price which is to be charged on or is recommended as appropriate for a sale of that description, or any price prescribed or purporting to be prescribed for that purpose by a contract or agreement between the dealer and the Company.

2.                   For the avoidance of doubt, nothing shall prevent the Company from recommending resale prices to dealers provided no impression is given that, in doing so, the Company is notifying a minimum price.

3.                   The Company may, notwithstanding any of the foregoing, withhold supplies from a dealer, or cause or procure a supplier to do so, if it has reasonable cause to believe that within the previous 12 months the dealer, or any other dealer to whom the dealer supplies goods, has been using as a loss-leader any replica football kit whether or not obtained from the Club.

APPENDIX 2

NOTICE TO MANUFACTURER LICENSED TO MANUFACTURE AND DISTRIBUTE CLUB REPLICA STRIP

(Rule J.14)

1.                     You will not:

1.1                include in a contract for sale or agreement relating to the sale of replica football kit a term or condition which purports to establish or provide for the establishment of minimum prices to be charged on the resale of replica football kit in the United Kingdom; or

1.2                require, as a condition of supplying replica football kit to a dealer, the inclusion in a contract or agreement of any such term or condition, or the giving of any undertaking to the like effect; or

1.3                notify to dealers, or otherwise publish on or in relation to replica football kit, a price stated or calculated to be understood as the minimum price which may be charged on the resale of replica football kit in the United Kingdom; or

1.4                withhold supplies of replica football kit from a dealer seeking to obtain them for resale in the United Kingdom on the ground that the dealer:

1.4.1                has sold in the United Kingdom at a price below the resale price* replica football kit obtained, either directly or indirectly, from you, or has supplied such replica football kit, either directly or indirectly, to a third party who had done so; or

1.4.2                is likely, if the replica football kit is supplied to him, to sell it in the United Kingdom at a price below that price, or supply it, either directly or indirectly, to a third party who would be likely to do so.

2.                     You shall not be prevented from recommending resale prices to dealers provided no impression is given that, in doing so, you are notifying a minimum price.

3.                     You may, notwithstanding any of the foregoing, withhold supplies from a dealer, or cause or procure a supplier to do so, if it has reasonable cause to believe that within the previous 12 months the dealer, or any other dealer to whom the dealer supplies goods has been using as a loss-leader any replica football kit whether or not obtained from the Club.

* In this paragraph 1.4.1 “resale price” in relation to a sale of any description means any price notified to the dealer or otherwise published by you as the price or minimum price which is to be charged on or is recommended as appropriate for a sale of that description, or any price prescribed or purporting to be prescribed for that purpose by a contract or agreement between the dealer and you.

APPENDIX 3

THE HEALTH AND SAFETY OF STUDENTS ON RESIDENTIAL TOURS, FESTIVALS, TOURNAMENTS AND VISITS CODE OF PRACTICE

(Rule N.121)

INTRODUCTION

1.1                                 The health and safety of Students is the prime consideration of Football Academies.

1.2                                 Students may be particularly vulnerable on Tours. Academy Managers must therefore ensure detailed planning of Tours and careful supervision of Students taking part in them. Special attention must be paid to safety. Safety must always over-ride cost.

1.3                                 The Department for Education and Skills (DfES) sets out guidance and recommended practice relevant to the conduct of Tours in its booklet “Health and Safety of Pupils on Educational Visits: A Good Practice Guide” and accompanying supplement (Part 1 - Standards for LEAs in Overseeing Educational Visits; Part 2 - Standards for Adventure; and Part 3 - A Handbook for Group Leaders). This booklet and supplement must be kept at the Football Academy, read by Academy Managers, Tours Co-ordinators and Tour Leaders and be drawn to the attention of and made available to all Staff who accompany Tours.

Note: For copies of these publications email to DfES Publications at dfes@prolog.uk.com.

DEFINITIONS

2.                                      In this Code

“Academy Manager” includes reference to Centre of Excellence Manager.

“Club Secretary” is the title applied to the club’s senior administrative officer.

“Football Academy” includes reference to Centre of Excellence.

“Home Contact Person” is the person designated by the Tour Leader to remain near the Football Academy for the duration of the Tour.

“Parents” are the people who have parental responsibility for the Students.

“Staff” includes employees of the Club and volunteers accompanying the Tour.

“Students” includes the registered Students at the Football Academy, Trialists and Contract Players under 18 years of age at the date of the commencement of the Tour.

“Tour” includes any series of matches, festival, tournament or other visit arranged by the Football Academy involving its Students in residential provision either in the United Kingdom or abroad.

“Tours Co-ordinator” is the person designated by the Academy Manager to undertake the duties set out in paragraph 3.3.

“Tour Leader” is the person in charge of planning and running a Tour.

RESPONSIBILITIES

3.1                                 The Club is legally responsible for everything its Football Academy does. The Club Secretary must always be notified, on behalf of the Club, in advance of any Football Academy Tour.

3.2                                 The Academy Manager is responsible to the club for the safety of Students at all times. The Academy Manager must:

3.2.1                        designate a member of staff of the Football Academy (who may be the Academy Manager) to be Tours Co-ordinator;

3.2.2                        notify the League of the name of the Tours Co-ordinator in Form T1;

3.2.3                        select as Tour Leader a person whose qualifications, experience and competence are suitable;

3.2.4                        notify the Club Secretary in Form T2 that the Tour is to take place;

3.2.5                        be satisfied that the Tour has been planned and run properly.

3.3                                 The Tours Co-ordinator shall be competent in the organisation of Tours through experience of practical leadership of Tours or educational visits for school pupils and shall be responsible to the Academy Manager for ensuring that:

3.3.1                        the competence of the Tour Leader and other Staff proposed for a Tour is assessed;

3.3.2                        competent people to act as the Tour Leader or as Staff are assigned to a Tour;

3.3.3                        training of the Tour Leader and Staff is provided;

3.3.4                        Criminal Records Bureau (“CRB”) disclosures are in place for the Tour Leader and Staff;

3.3.5                        a Home Contact Person is designated for each Tour;

3.3.6                        records of individual Tours, including reports of accidents and near-accidents are kept;

3.3.7                        systems are reviewed and practice is monitored.

3.4                                 The Tour Leader is responsible to the Academy Manager for every aspect of the Tour. The Tour Leader must:

3.4.1                        have experience in supervising Students of the age group(s) participating in the Tour;

3.4.2                        be capable of organising effectively the Tour, the accompanying Staff and the Students;

3.4.3                        read and always act in accordance with the principles of the guidance set out in the DfES supplement Part 3 - A Handbook for Group Leaders.

3.5                                 The Staff are responsible to the Tour Leader. As employees of or as volunteers well known to the Club, they must declare in Form T3 that they:

3.5.1                        understand that their participation in the Tour is not a holiday or reward;

3.5.2                        are aware of their responsibilities on the Tour;

3.5.3                        have completed and returned the CRB’s Disclosure Application Form.

3.6                                 The Home Contact Person is the contact at any time of emergency between those on the Tour and those at the Club or at home. The Home Contact Person must:

3.6.1                        have the authority to make significant decisions;

3.6.2                        be contactable and available at all times for the full duration of the Tour either in person or through the back-up person referred to below;

3.6.3                        in liaison with the Club Secretary and Tours Co-ordinator have responsibility for contacts with the media and the Health and Safety Executive, if appropriate, in the event of death or serious accident, injury or emergency on the Tour;

3.6.4                        have a back-up person and telephone number.

RISK ASSESSMENT

4.1                                 The Tour Leader must carry out a risk assessment for the Tour. This must be recorded in writing in Form T4 and filed at the Football Academy. The Tour Leader must consider potential hazards and what safety measures should be taken to avoid them. The Tour Leader must consider what will be done in the event of a serious accident, injury or emergency.

4.2                                 If Students are to be allowed to swim or be involved in any water activity whilst on the Tour, the Tour Leader must establish the swimming competence of each Student. The Tour Leader must arrange lifeguard supervision.

4.3                                 If the Tour is to involve experience of adventure or other high risk activity the Tour Leader must act in accordance with the guidance in the DfES supplement Part 2 - Standards for Adventure. If a specialist provider is engaged, the Tour Leader must obtain written confirmation from that provider that a current licence issued by the Adventure Activities Licensing Authority is held for the activity in question.

Note:

The Health and Safety Executive has produced a leaflet “5 Steps to Risk Assessment” as a simple guide. This leaflet is available from www.hse.gov.uk/pubns/indg163.pdf.

ADVANCE VISIT

5.                                      Unless previously visited by or otherwise known to the Tour Leader, the Tour Leader should visit the Tour venue(s) in advance. The Tour Leader should check arrangements for travel, accommodation (including food and drink), playing and training and medical facilities, communications, laundry and opportunities for recreation.

THE TOUR PLANS

6.                                      The Tour Leader’s plans must include consideration of the

•                                          age of Students

•                                          nature of the Tour, particularly if non football activities are involved

•                                          ratio of Staff to Students

•                                          qualifications and experience of Staff

•                                          description and rota of Staff duties, including designation of Staff to carry and use first aid equipment

•                                          medical or other special needs of individual Students

•                                          travel arrangements

•                                          contingency measures for a change of plan or late return including arrangements for sending a Student home early

•                                          insurances

•                                          communication arrangements

•                                          emergency procedures

•                                          designation and briefing of the Home Contact Person

MEDICAL SUPPORT AND EQUIPMENT

7.1.                              One member of the Staff should be a therapist who should either be a Chartered Physiotherapist or should hold the Football Association’s Diploma in the Treatment and Management of Injuries. The therapist should be responsible for taking first aid equipment and treating Students on the Tour.

7.2.                              If a qualified therapist does not accompany the Tour, one or more members of Staff must hold a current recognised First Aid at Work qualification. In this case, the Tour Leader must arrange for a qualified therapist to provide the first aid equipment to be taken on the Tour and for first aid to be administered by these Staff.

7.3.                              All Staff must know how to contact emergency services.

7.4.                              A mobile phone must be carried with the group at all times.

SUPERVISION ARRANGEMENTS

8.1                                 The minimum number of Staff accompanying the Tour must be 1 to every 10 Students.

8.2                                 The Tour Leader must tell Staff what their supervisory responsibilities are. All Staff must carry at all times a list of the names of Students on the Tour.

8.3                                 No member of Staff should be left alone with a Student, particularly in bedrooms and changing/shower areas.

8.4                                 The Tour Leader should tell Staff about Students who need closer supervision, whether due to special medical, behaviour or other reasons.

8.5                                 Roll calls should take place frequently and must be made before the group leaves a venue. Students must be given rendezvous points and told what to do if they become separated from the group. Students should carry the address and telephone number of their accommodation.

8.6                                 During Students’ free time, Staff must continue to supervise them. This should be explained to the Students.

8.7                                 Students on the Tour should be easily identifiable and should wear Club kit unless the Tour Leader is advised otherwise. Students should not wear name badges unless these are required by a tournament or festival organiser.

TRAVEL

9.1                                 Only vehicles fitted with appropriate seat restraints shall be used for transporting Students and Clubs shall comply with all legal requirements concerning the use of seat restraints and seatbelts by children.

9.2                                 Drivers should not travel alone with a Student. If this is unavoidable, the Student should sit in a rear seat.

9.3                                 A driver of a vehicle carrying a group of Students should not be given responsibility for their supervision. A member of Staff should travel in the vehicle for this purpose.

9.4                                 In the case of vehicles owned by the Club or hired without a driver the Tour Leader must be satisfied that the vehicle is insured appropriately and that the driver is competent to drive the particular vehicle and holds the correct driving licence.

Note:

Academy Managers should consider requiring all Staff drivers of minibuses owned or hired by the Club to pass a Passenger Carrying Vehicle test.

9.5                                 In the case of vehicles hired with a driver, the hire contract must be in writing with a reputable operator. It must require that the appropriate insurance applies and that the driver is competent to drive the particular vehicle and holds the correct driving licence.

INSURANCE FOR THE TOUR

10.1                           The Tours Co-ordinator should establish with the Club Secretary what insurance cover the Club has in place for Football Academy Students (as defined in this Code) and Staff (as defined in this Code) on Tours.

The following are examples

•                                          employer’s liability

•                                          public liability

•                                          personal accident cover for Staff and Students

•                                          cost of medical treatment and the cost of evacuation for medical reasons when abroad

•                                          programmed and non-programmed activities

•                                          transport and accommodation expenses in case of emergency

•                                          compensation for cancellation or delay

•                                          compensation for loss of baggage and personal effects including money

•                                          legal assistance in the recovery of claims

The Club Secretary’s advice should include information about conditions, limitation of cover and exclusion of certain people or activities from the insurance policies and should be filed at the Football Academy.

10.2                           If the Tour is to involve experience of adventure or other high risk activity (for instance mountaineering and other sports and adventure experiences) particular care should be taken to ensure that Students and Staff are covered.

10.3                           The Tours Co-ordinator must ascertain the details of insurances held by the Club.

10.4                           The Tours Co-ordinator must ascertain the details of the Department of Trade and Industry approved bonding and any insurances held by any travel or tour operator involved in the Tour.

10.5                           Additional insurance may be necessary for Staff or Students with known medical conditions. The Tours Co-ordinator should check this, well before the departure date.

Notes:

•                                          Tours Co-ordinators should ensure that Parents are advised that whilst insurance compensation for serious disabling accidental injuries to Students may be substantial, compensation for accidental death of children is usually limited.

•                                          For foreign Tours and for Tours involving experience of adventure or other high risk activity the advice of insurance companies and travel firms on suitable insurance should also be sought.

ACCOMMODATION

11.1                           Where Students are to stay with host families, the Tour Leader must seek to ensure that the suitability of family members has been checked. To this end

11.1.1                  the Tour Leader must send a written request to the organiser of the host accommodation for written assurance that a suitability check has been carried out;

11.1.2                  the request and reply must be kept on file at the Football Academy.

11.2                           If an appropriate assurance is not given, the Tour Leader must reconsider whether the Tour should take place.

11.3                           If group accommodation is used, the Tour Leader must be satisfied that buildings meet health and safety standards.

11.4                           In such accommodation, rooms occupied by Staff should be close to Students’ rooms. On arrival, Students should be shown the accommodation plan including the location of Staff rooms and fire exits. A fire drill must be carried out as soon as possible.

11.5                           Staff must use changing, shower and cloakroom facilities separately from Students.

SCHOOL AGE STUDENTS CONSIDERED FOR SELECTION FOR A TOUR

Communications with Parents

12.1                           The Tour Leader must obtain the consent in Form T5 of the Parents of all Students to be considered for the Tour.

12.2                           When Form T5 is sent to Parents, preliminary details of the Tour, including pick up and set down arrangements for Students at the beginning and end of the Tour, must be attached.

12.3                           If his Parents do not complete and return Form T5 to the Football Academy, the Student must not be selected for the Tour.

Communications with schools

12.4                           Tours for school age Students should normally be arranged in school holidays.

12.5                           If the Tour is in school time, then, for Students being considered for the Tour, the Tour Leader must:

12.5.1                  obtain in Form T5 permission from the Student’s Parents to approach the school attended by the Student; and

12.5.2                  request in Form T6 the headteacher of the Student’s school to give consent to the Student’s release from school.

SCHOOL AGE STUDENTS SELECTED FOR THE TOUR

Communications with Parents

13.1                           The Tour Leader should invite Parents to a briefing meeting about the Tour. This is particularly important in the case of younger Students or those Students going on a Tour for the first time.

13.2                           The Tour Leader must give to Parents written details of the Tour including the

•                                          dates of the Tour

•                                          times of the departure and return

•                                          pick up and set down points for Students at the beginning and at the end of the Tour

•                                          names of the Tour Leader and accompanying Staff

•                                          details of football and non-football activities (adventure or other potentially hazardous activities on the Tour must be emphasised)

•                                          addresses and telephone numbers of the accommodation at which Students will stay

•                                          security arrangements

•                                          telephone numbers of the Home Contact Person

•                                          insurances

•                                          standards of behaviour and dress

•                                          clothing and playing equipment to be taken

•                                          maximum amount of pocket money allowed

Communications with schools

13.3                           If the Tour is in school time, the Tour Leader

13.3.1                  must ensure that the Student’s Parents send confirmation to the headteacher of the school attended by the Student that the Student will be absent;

13.3.2                  should liaise with the Head of Education and Welfare of the Football Academy in order to facilitate and support the completion by the Student of any work set by the school.

FOOTBALL SCHOLARSHIP STUDENTS AND CONTRACT PLAYERS UNDER 18 YEARS OF AGE

Communications with Parents

14.1                           The Parents of Football Scholarship Students and Contract Players under 18 years of age must be informed in writing by the Academy Manager that the Student may go on Tours from time to time. The Parents must be asked to give their general consent in Form T7. If the parents do not give that general consent, the Student must not go on Tours.

14.2                           When the Student is selected for a Tour, the Parents must be notified by the Tour Leader in writing of

•                                          the Tour dates

•                                          details of football and non-football activities (adventure or other potentially hazardous activities on the Tour must be emphasised)

•                                          venues

•                                          accommodation addresses

•                                          details of the Home Contact Person for the Tour

PREPARING STUDENTS FOR THE TOUR

15.                               The Tour Leader must tell Students

•                                          the standards of behaviour and dress expected of them, both on and off the football field

•                                          the safety precautions, including supervision arrangements, to be taken

•                                          to wear seatbelts, when fitted, whilst travelling in cars, minibuses or coaches

•                                          which expenses will be their own responsibility and which will be met by the Football Academy

DOCUMENTATION ON THE TOUR

16.                               The Tour Leader must carry the following documentation on the Tour

•                                          a list of all group members (Staff and Students) and their personal details, including addresses and telephone numbers of Students’ Parents

•                                          Parents’ consent Forms (these are necessary for dental, medical and surgical purposes)

•                                          day and night phone numbers of the Home Contact Person

•                                          name(s), address(es) and phone number(s) of the group’s accommodation

•                                          the Football Academy’s accident forms

•                                          Emergency Procedure Card - Form T8

DOCUMENTATION AT HOME

17.1                           The Home Contact Person and back-up person must keep

•                                          the itinerary

•                                          names, addresses and telephone number of Parents

•                                          contact addresses and telephone numbers for Staff

•                                          a copy of the Emergency Procedure Card carried by the Tour Leader

17.2                           The Football Academy must keep

•                                          copies of the documentation carried on the Tour by the Tour Leader

EMERGENCY AND ACCIDENT PROCEDURES

18.1                           The Academy Manager, Tours Co-ordinator, Home Contact Person and back-up person and Tour Leader must make themselves familiar with the procedures listed in Form T8 - the Emergency Procedures Card.

18.2                           The Tour Leader must carry the Emergency Procedures Card at all times on the Tour.

18.3                           If the Tour Leader is not with the group, a member of Staff with the group must carry the Emergency Procedures Card.

AFTER THE TOUR

19.                               The Tours Co-ordinator must notify the Premier League in Form T9 no later than 7 days after a Tour of the names of all registered Students, contract players, trialists, and Staff who went on the Tour.

FOREIGN TOURS - ADDITIONAL REQUIREMENTS

Tour matches played against foreign clubs

20.1                           Except in the case of matches against clubs in membership of the Scottish, Welsh or Irish Football Associations, Clubs wishing to play a match or series of matches against members of another national association must comply with Football Association Rule B4(b). This requires them to apply on the prescribed forms to the Association at least 28 days before the intended match or the first of a series of matches.

20.2                           So that the Premier League may be aware of Tours that Clubs intend to undertake, on making a Rule B4(b) application to the Football Association Clubs must send a copy of the prescribed application form to the League.

Risk Assessment

20.3                           In addition to the risk assessment carried out in Form T2, the Tour Leader should obtain the advice of the Premier League Youth Team Tours Co-ordinator who has extensive information on foreign clubs and venues.

20.4                           Foreign Tour organisers should be asked whether and if so to what extent adults having direct contact with children on the Tour have been screened in respect of their suitability for that purpose.

European Health Insurance Card - Free or reduced cost medical treatment

20.5                           The European Health Insurance Card (“EHIC”) is the certificate of entitlement to free or reduced cost emergency medical treatment for EU nationals in most European countries. It replaced Form E111 with effect from 1 January 2006. For Tours to those countries, an EHIC for each Student should be carried by the Tour Leader.

20.6                           Each member of Staff should also carry his/her own EHIC.

Note:

•                                          Further information about EHICs (including as to each country’s different rules about state medical provision) and application forms can be obtained from www.dh.gov.uk/ policyandguidance/healthadvicefortravellers.

•                                          Application forms can also be obtained from Post Offices and applications can also be made by phone (tel. no. 0845 606 2030). EHICs will be delivered within 7 days (if the application is made on line), 10 days (if the application is made by phone) or 21 days (if the application is made by post).

•                                          Parents or guardians must apply on behalf of any children aged 15 or younger.

•                                          For ease of administration, Academy Managers should ask Parents of all Students likely to travel on a foreign Tour to obtain and return an EHIC for the Football Academy to issue to the Tour Leader for the duration of the particular Tour.

Passports, visas and vaccinations

20.7                           The Tour Leader must check

20.7.1                  whether the state(s) to be visited will allow in travellers whose passport will expire within a few months of entry;

20.7.2                  the validity of passports of all members of the Tour.

Notes:

Students who are not British nationals

•                                          may need a visa to travel to another EU member state

•                                          are not eligible for inclusion in a Collective Passport.

Some tournaments require passports with photographs for player identification purposes. Collective Passports do not contain photographs.

20.8                           If any Student is subject to a care order or is a ward of court, the social services department of the local authority or the court must be consulted well in advance.

20.9                           In the case of a Tour to (a) country(ies) which require(s) a visa and/or vaccinations, the Tour Leader must ensure that the Home Contact Person or some other responsible member of staff of the Club is also in possession of a valid visa for the country(ies) and has had the necessary vaccinations.

Money and valuables

20.10                     The Tour Leader must tell Students how to carry money and valuables discreetly. The group’s money, including Students’ own pocket money should be held at a secure central location and distributed on a regular basis by a member of Staff.

Home contacts

20.11                     The Tour Leader should tell Students how to use local phones and give them the code(s) for phoning home.

Documentation

20.12                     In addition to the documentation carried on Tours in the United Kingdom the Tour Leader must also carry

•                                          travel tickets

•                                          passports, visas and vaccination certificates

•                                          if a Collective Passport is being used, a head and shoulders photograph of each Student

Note: A sight of these photographs may be required by the Tour organiser for identification purposes. They may also be of value in case of emergency.

•                                          EHICs (if the Tour is to a European country) and significant medical histories

•                                          insurance arrangements and contact telephone numbers

•                                          address and phone number of the British Embassy or Consulate

•                                          location of hospital(s) and medical services and how to contact them

•                                          a separate list of the numbers of any documents and passports

20.13                     The Home Contact Person must be provided with appropriate matching documentation.

Mobile phone

20.14                     The mobile phone carried with the group must be capable of use in the country concerned.

Contingency funds

20.15                     Contingency funds (or access to them) must be taken.

Form T1

FOOTBALL ACADEMY TOURS

TOURS CO-ORDINATOR NOTIFICATION (Appx.3 paragraph 3.2.2)

To:	The Secretary	From: Football Club
The Premier League

Please note that I have appointed (name)
to be Tours Co-ordinator.

Signed
Academy Manager

Date

Form T2

FOOTBALL ACADEMY TOURS

TOURS NOTIFICATION (Appx.3 paragraph 3.2.4)

The Academy Manager must complete this form and return it to the Club Secretary in advance of the Tour. Copies should be retained by the Academy Manager, the Tours Co-ordinator and the Tour Leader. The Club Secretary should be informed of any subsequent material changes in the Tour arrangements.

1.	Tour Leader
Name

Mobile Phone Number when on Tour

2.	Purpose of Tour

3.	Places to be visited

4.	Dates and times

5.	Transport arrangements
Staff drivers
Names

Vehicle registration number(s)

Name of transport company (if any)

6.	Tour Operator (if any)

7.	Insurance
Club Insurance Policies (list those which apply)

Additional Policies (specify)

8.	Accommodation to be used (addresses and phone numbers)

9.	Details of the programme of activities (attach Tour itinerary)

10.	Details of any potentially hazardous activities

Licence reference number if a provider is registered with the Adventure Activities Licensing Authority

11.	Names and any special responsibilities (e.g. medical) of Staff

	Name	Responsibility

12.	Name, address and telephone numbers of the Home Contact Person

13.	Existing knowledge of places to be visited and whether an exploratory visit is intended

14.	Size and composition of the group

Age Group(s):

Number of Students:

Staff to Student ratio:

15.	Parents’ Consent

(a) Attach a copy of information sent to Parents.
(b) Either
I certify that Parents’ consents have been obtained
Or
I certify that Parents’ consents will be obtained before the Tour.

16.	Names of Students with special or medical needs:

17.	CERTIFICATION

I certify that the Tour Leader has read the DfES document “Health and Safety of Pupils on Educational Visits: A Good Practice Guide” and the accompanying supplement and that a risk assessment for the Tour has been carried out and has been filed in the Football Academy.

Signed
Academy Manager

Date

Form T3

FOOTBALL ACADEMY TOURS

STAFF DECLARATION (Appx.3 paragraph 3.5)

A copy of the Premier League Code of Practice on the Health and Safety of Students on Residential Tours, Festivals, Tournaments and Visits and (for Staff who have not previously completed it) a copy of the CRB’s Disclosure Application Form must be attached to this Form.

FOOTBALL ACADEMY

TO ALL STAFF ACCOMPANYING THE TOUR TO

ON

HEALTH AND SAFETY OF STUDENTS

This confirms the invitation to you to accompany the above Tour as a member of Staff. All employees of the Football Academy and volunteers accompanying the Tour on behalf of the Football Academy are regarded as members of Staff. The safety of Students on the Tour is paramount. I strongly advise you to read the Department for Education and Skills booklet “Health and Safety of Pupils on Educational Visits: A Good Practice Guide” and the accompanying supplement. A copy is available in the Football Academy office. You must read the Premier League Code of Practice referred to above, which is attached, and you must complete and return to me the attached Form T3 Reply.

Signed
Tour Leader

Date

Form T3 Reply

To: The Tour Leader

Football Academy

I accept the invitation to accompany the proposed Tour to

on

I have received and have read the Premier League Code of Practice.

I declare that:

•                            I understand that my participation in the Tour is not a holiday or reward

•                            I am aware of my responsibilities on the Tour

•                            *I have previously completed and returned the Criminal Record Bureau’s Disclosure Application Form to the Children’s Officer

•                            *I attach the Criminal Record Bureau’s Disclosure Application Form for submission to the Children’s Officer

Signed

Date

* delete as appropriate

Form T4

FOOTBALL ACADEMY TOURS

RISK ASSESSMENT FORM (Appx.3 paragraph 4.1)

For Tours in the United Kingdom, this Form must be completed and returned to the Tours Co-ordinator at least two weeks before the Tour. For Tours abroad, this Form must be completed and returned to the Tours Co-ordinator at least six weeks before the Tour. For Tours involving adventure or other potentially hazardous activities, this Form must be completed and returned to the Tours Co-ordinator at least six weeks before the Tour. Copies of this Form should be given to all Staff accompanying the Tour.

RISK ASSESSMENT FOR

ASSESSMENT UNDERTAKEN

On

By (Signature)

Print Name
Tour Leader

RISK ASSESSMENT FOR TOUR TO

What are the hazards?	Who is at risk?	What safety measures are needed?	Who is responsible?

(e.g. setting, travel, accommodation, weather, behaviour)	(e.g. Students, Staff)	List existing controls. Identify extra action needed for risks for which these controls are not adequate. (e.g. administering medicines, accident procedures)	(This could be specific members of Staff)

Form T5

FOOTBALL ACADEMY TOURS

PARENTS’ CONSENT: SCHOOL AGE STUDENTS (Appx.3 paragraph 12.1)

Dear Parents

I attach some information regarding a Tour the                                                       Football Academy proposes to arrange.

If you wish your child to be considered for selection for the Tour, please complete and sign this Form and return it to the Football Academy by                                    If you do not complete the Form, your child cannot be considered.

I shall let you know as soon as possible if your child has been selected for the Tour.

Signed

Academy Manager

Football Academy

Date

1.	Child’s Full Name

2.	Date of Birth

3.	Home Address

4.	Phone Number

5.	Child’s NHS Number

6.	How can you be contacted in an emergency?
(a) In the day time

Address

Phone number

(b) At night

Address

Phone number

(c) Mobile Phone

7.	Is there an alternative person to contact if you can’t be reached?

Name

Address

Phone number

8.	Is your child receiving any medical treatment? If so, please give details:

9.	Is your child taking any medicine? If so, please give details:

10.	Does your child have any particular diet requirements or any other special needs? If so, please give details:

11.	When did your child last have a tetanus injection?

12.	Please give your child’s Doctor’s name, address and telephone number:

I acknowledge receipt of the information regarding the proposed Football Academy Tour to                                              on                                             and consent to my child taking part, if selected.

I agree to your asking my child’s school for time off if the Tour is in Term time.

I agree to staff on the Tour giving permission for my child to have dental, medical or surgical treatment.

I agree to inform the Football Academy of any changes in my child’s health before departure.

I will bring my child to                                                                  and collect him from                                              at the beginning and end of the Tour.

My child understands that it is important, for safety reasons, to obey any rules and instructions given by the staff in charge of the party.

Signed

Date

Form T6

FOOTBALL ACADEMY TOURS

SCHOOL CONSENT FORM (Appx.3 paragraph 12.5.2)

This form must be reproduced on the Football Academy’s headed notepaper.)

Dear (Insert name of headteacher)

(Insert name of Student)

As you know, (First name) is a Student at our Football Academy.

As part of his Football Academy experience, (First name) is being considered for selection for a Tour to (Venue). I am leading the Tour and am currently making the arrangements for it. The Tour will leave on                                                   and return on                                                   We always try to run our Tours in school holidays but on this occasion, the dates are in term time.

(First name)’s parents have agreed that I should write to you to ask if (First name) could be released from school. It will be very helpful if you can let me have your reply as soon as possible.

If there are school assignments he would miss but must complete, could you send me the details? I shall then ask our Head of Education, (Name), to do his best to see that (First name) does his work satisfactorily, if he is selected.

If (First name) is selected for the tour, his parents will tell you.

Yours sincerely

Tour Leader

(Copy to Football Academy Head of Education and Welfare)

Form T7

FOOTBALL ACADEMY TOURS

PARENTS’ CONSENT: SCHOLARSHIP STUDENTS & CONTRACT PLAYERS UNDER AGE 18 (Appx.3 paragraph 14.1)

                                                            Football Academy

Tours, Festivals and Tournaments

Students and Contract Players under the age of 18 may be selected to represent the Club in residential Tours festivals and tournaments, other matches and visits both in the United Kingdom and abroad.

We shall give you details of particular events that your son is to attend.

We require your general consent to your son’s taking part in these events and to our giving permission for him to have dental, medical or surgical treatment if necessary.

Signed
Academy Manager

Date

I give consent for (enter name)                                                      to take part in residential Tours, festivals, tournaments and other matches in the United Kingdom and abroad and agree to staff giving permission for dental, medical or surgical treatment.

His Doctor’s name, address and telephone number is

Signed

Date

Form T8

FOOTBALL ACADEMY TOURS

EMERGENCY PROCEDURES CARD (Appx.3 paragraph 16)

(FORM TO BE PRINTED ON YELLOW CARD)

FILL IN THE DETAILS ON THE BACK OF THE CARD BEFORE THE TOUR STARTS. CARRY THE CARD AND THE INFORMATION AND MEANS TO USE IT, AT ALL TIMES. USE IT FOLLOWING A SERIOUS ACCIDENT OR INCIDENT, THAT IS

•                  an accident leading to death, serious or multiple fractures, amputation or other serious injury

•                 any circumstances in which a party member might be at serious risk or serious illness

•                 any unusual circumstance in which the press or media are involved or might become involved.

1.              FIRST STEPS - CARE OF THE GROUP

•                  ensure their safety from further danger

•                  arrange search, rescue, medical care or hospitalisation of casualties as necessary

2.              NEXT STEPS - WHAT HAPPENED?

Listen carefully. Using the Football Academy accident form if possible, write down:

What happened?

To whom?

Where?

When?

What has happened since?

Who witnessed it? (Get witnesses to sign and give their addresses)

3.              TELLING PEOPLE ABOUT THE INCIDENT

As soon as possible

•                  inform the Home Contact Person or, if not available, the Football Academy office or the Club Secretary

•                  (for Tours outside the United Kingdom) notify the British Embassy or Consulate

Whoever you contact will need to know

•                  what happened

•                  to whom

•                  where

•                  when

•                  what has happened since

•                  a telephone number where you can be contacted

4.              DO

•                  keep a written record of all that happens

5.              DON’T

•                  speak to the press or media. Refer them to the Home Contact Person

•                  admit any liability

•                  let anyone talk to any Students involved in the incident without a member of Staff being present

6.              REMEMBER

•                  nobody, unless they have an official capacity (e.g. the police), has a right to see anyone who does not want to see them

•                  if anyone tries to force a confrontation, do not do anything but call the police

•                  try your best to be compassionate with everyone involved

(REVERSE OF CARD)

The	Football Academy

Tour to

Dates

Name of Tour Leader

Home Contact Person

Name

Address

Phone No 1

Phone No 2

Email address

Football Academy Office

Address

Phone No 1

Phone No 2

Email address

Club Secretary

Name

Address

Phone No

Email address

(For Tours Outside the United Kingdom)
British Embassy(ies) or Consulate(s)

Address

Phone No

Names of group members

Staff

Students

Form T9

FOOTBALL ACADEMY TOURS

TOUR REPORT (Appx.3 paragraph 19)

This Form is to be returned to the Premier League not later than 7 days after the return of the group.

                                                           FOOTBALL ACADEMY

TOUR TO

PLAYING DATES

From

To

TRAVELLING DATES

Out

Return

METHOD OF TRAVEL

TRAVEL TIME

Time of leaving home base

Arrival time at accommodation

Time of leaving accommodation

Arrival time at home base

TOUR LEADER AND POSITION HELD AT FOOTBALL ACADEMY

NAMES OF ALL ACCOMPANYING STAFF (INCLUDING VOLUNTEERS) & POSITIONS HELD ON TOUR (e.g. Physiotherapist)

LIST OF PLAYERS - Please indicate whether Contract (C), Scholar (Sc), Student (S) or Trialist (T)

NAMES OF ANY OTHER ACCOMPANYING PERSON(S)

DETAILS OF ANY ACCIDENTS OR NEAR ACCIDENTS

Signed
Tours Co-ordinator

Date

FOR THE YOUTH TEAM TOURS CO-ORDINATOR’S DATABASE

Tours Co-ordinators are requested to complete and attach the Youth Team Tours Co-ordinator’s Questionnaire on quality aspects of the Tour.

QUESTIONNAIRE

Club

Name of Tour

Final position obtained (if any)

What time of year does the Tour usually

Take place?	☐ Easter	☐ Whitsun	☐ Summer

Approximate cost to the Club, if any

Mode of travel	☐ Air	☐ Coach	☐ Train	☐ Other

For Tournaments:

how would you rate the overall organisation?	☐ Poor	☐ Fair	☐ Good	☐ Very Good

Number of Games

Arrangement and planning of games	☐ Poor	☐ Fair	☐ Good	☐ Very Good

Opposition

Quality of pitches	☐ Poor	☐ Fair	☐ Good	☐ Very Good

Was an English speaking person present?	☐ YES	☐ NO

Accommodation	☐ Hotel	☐ Hostel	☐ Home stay	☐ Other

Food:

did you have the ability to arrange meal times to suit your games?	☐ YES	☐ NO

What was the standard of the changing facilities?	☐ Poor	☐ Fair	☐ Good	☐ Very Good

Was there adequate medical provision?	☐ YES	☐ NO

Was security good?	☐ YES	☐ NO

Was there provision for kit storage?	☐ YES	☐ NO

What arrangements were made for training, planning and debriefing?

What was the standard of referees?	☐ Poor	☐ Fair	☐ Good	☐ Very Good

For Tournaments: what pre-tournament information was provided?

Do they produce a programme?	☐ YES	☐ NO

Are any facilities available for any other activities?	☐ YES	☐ NO

If YES, please specify

Any other comments

APPENDIX 4: CODE OF CONDUCT

CODE OF CONDUCT FOR FOOTBALL ACADEMY STUDENTS OF COMPULSORY SCHOOL AGE

(Rule N.126)

Prior to signing this Code of Conduct and registering the Student at its Football Academy, full discussion has taken place and agreement has been reached between the Football Academy, the Student and the parents as to the educational, technical and match programme to be provided by the Football Academy to the Student.

                                                                                                                                                                     (“the Student”) has the potential to become a footballer at the highest level and will be registered as a Student at the                                              FC Football Academy (“the Club”).

Both the Student and the Student’s parents understand that the Club is committed to the Student’s well being, future development and realisation of potential, but that the level of achievement ultimately reached cannot be guaranteed.

In registering the Student at its Football Academy, the Club, the parents and the Student agree to the following Code of Conduct.

THE FOOTBALL CLUB AGREES TO PROVIDE

•                  a safe environment in which the Student can learn and develop without fear of abuse

•                  medical screening, monitoring and support for the Student

•                  a structured football learning programme, appropriate to the age, ability and growth of the Student

•                  participation in football matches arranged or approved by The Premier League

•                  trained, screened and qualified coaching and other staff and facilities as determined by the rules governing Football Academies

•                  guidelines to the Student and parents on the best ways for them to contribute to the Student’s football and personal development

•                  educational support (in consultation with the Student’s school) for the continued academic and personal development of the Student

•                  regular communication and reports to the Student and parents on the Student’s progress

•                  a Code of Conduct and Rules for its Football Academy

THE STUDENT AGREES TO

•                  attend the Football Academy regularly and punctually, behave with self-discipline and give notice of and reasons for any absence

•                  practise the techniques and skills taught by the Football Academy and attempt to apply them in matches

•                  participate in football matches outside normal school hours only as specified by the Football Academy

•                  attend school regularly and punctually, complete school assignments and behave at school as at the Football Academy

•                  follow a lifestyle appropriate to development - spending leisure time positively; eating, drinking, relaxing and sleeping sensibly

•                  adhere to the Club’s Code of Conduct and Rules for its Football Academy

THE PARENTS AGREE TO

•                  encourage and help the Student meet targets, including this Code of Conduct and the Club’s Code of Conduct and Rules for its Football Academy

•                  support the Student without pressure, praise good work and refrain from criticising lapses

•                  set a good example to the Student

•                  respect the opportunity given to the Student and not approach or permit any other person to approach any other club during the currency of this registration except as allowed under the Rules governing Football Academies

•                  communicate with the Football Academy staff, keeping them informed about matters affecting the Student

•                  permit the Student to play only football matches outside normal school hours as specified by the Football Academy

•                  adhere to the Club’s Code of Conduct and Rules for its Football Academy

We, the undersigned, agree to the Football Academy Code of Conduct

Name
Football Club Football Academy

Signature

Name
Student

Signature

Name
Parents

Signature

Note: This Code of Conduct should be signed in quadruplicate, one copy being provided to the Student, one to his parents, one being submitted to the Secretary of the League in accordance with Rule N.50 and the fourth being retained by the Club.

APPENDIX 5

CODE OF CONDUCT FOR SCOUTS

(Rule P.8)

1.              The function of a Scout is to identify to his Club players with whom his Club may wish to enter into negotiations with a view to securing their registration. Scouts are not themselves entitled to enter into any such negotiations nor are they able to make promises to or offer inducements to any players whom they approach.

2.              Scouts are employed by and represent their Clubs and are Officials within the meaning of the Rules of the Premier League (“the Rules”) by which they are bound.

3.              Scouts must therefore be familiar with the Rules and in particular Section N relating to Youth Development. They must maintain an awareness of and at all times comply with the Rules setting out the circumstances in which their Club may make an approach to a Player or Student (as defined in the Rules) whose registration is held by another Club.

4.              When acting in the course of his duties a Scout shall at all times carry the formal means of identification issued to him by his Club and shall produce the same upon demand.

5.              Scouts are responsible for the conduct of their contacts and shall be liable for any act or omission by a contact which constitutes a breach of the Rules.

6.              Scouts shall conduct themselves in a manner befitting their role as Officials of their Clubs and shall take all possible steps to promote the reputation of the game of association football and to prevent it being brought into disrepute.

7.              A Scout shall forthwith disclose to his Club the nature and extent of any direct or indirect interest he may have in any transaction or arrangement involving his Club and he shall account to his Club for any benefit which either directly or indirectly he derives therefrom.

8.              A Scout shall conduct himself at all times in an ethical and professional manner and shall observe the highest standards of integrity and fair dealing.

APPENDIX 6

CODE OF CONDUCT FOR MANAGERS

(Rule Q.1)

1.              A Manager shall strictly observe the terms of his contract with his Club and shall not (either by himself or through any third party) enter into negotiations with another Club relating to his employment without having first obtained the permission of his Club to do so.

2.              A Manager shall not, either directly or indirectly (including by making any statement to the media):

2.1              make an approach to a Contract Player with a view to the Manager’s Club negotiating a contract with such Player except as permitted by either Rule K.1 or Rule K.2; or

2.2              make an approach to a Student registered by another Club (or club) at its Football Academy or Centre of Excellence or a player with whom another Club (or club) has entered into a pre-registration agreement which remains current; or

2.3              make an approach to any other employee of another Club (or club) with a view to inducing or attempting to induce such employee to terminate a contract of employment with that Club (or club), whether or not by breach of that contract, except with the written consent of the Club (or club) by which he is employed.

3.              A Manager shall comply with the Laws of the Game, the Rules and Regulations of the Football Association (including, without limitation, the Football Association Football Agents’ Regulations), the Rules of the Premier League, the rules of any competition in which his Club participates and his Club Rules (collectively “the Rules”) and he shall not encourage or invite any person (including Players and other employees of his Club) to act in breach of the same but shall take all possible steps to ensure that they comply with them.

4.              A Manager shall use his best endeavours to ensure that there is in force at his Club a fair and effective disciplinary policy applicable to Players and other employees under his control and that it is applied consistently.

5.              A Manager shall not use racist or other discriminatory language. A Manager’s behaviour should demonstrate to Players and other employees under his control that discrimination in any form is unacceptable. A Manager shall use all possible steps to ensure that others in his control adopt the same standards of behaviour in this regard.

6.              A Manager shall take all reasonable steps to ensure that Players and other employees under his control accept and observe the authority and decisions of Match Officials and to promote the highest standards on the field of play generally.

7.              A Manager shall not make public any unfair criticism of any Match Official or any other Manager or any Player, Official or employee of his or another Club.

8.              A Manager shall ensure that he understands and acts in accordance with his Club’s written transfer policy (see Rule D.34.1.1).

9.              In all discussions, negotiations, transactions and arrangements relating to the employment of Players by his Club (“Player Transactions”) including, without limitation, the renewal or renegotiation of existing contracts or any related contracts or arrangements involving his Club and a Player and/or third party (for example, involving his Club’s or a Player’s intellectual property rights, including the exploitation of name or image), a Manager shall, in addition to his duty to act in accordance with the club’s written transfer policy, act with the utmost good faith and in accordance with his primary duty to act in the best interests of his Club.

10.       A Manager shall at all times observe the principles of honesty, transparency, accountability and personal impartiality (whether financial or otherwise) in his dealings involving Player Transactions.

11.       A Manager shall forthwith disclose to his Club the nature and extent of any direct or indirect interest or any conflict or potential conflict of interest he may have in any transaction or arrangement involving his Club (including, without limitation, any Player Transaction), he shall not be involved in the same without the written consent of his Club, and, if such consent is granted, he shall account to his Club for any benefit which either directly or indirectly he derives therefrom.

12.       If a Manager is in any doubt as to whether there exists any interest or conflict (actual or potential) to be disclosed as required by paragraph 10 above, he may consult with the League Managers Association for guidance and advice.

13.       Upon becoming aware of any breach of the Rules, including by way of example only, any financial or other benefit or inducement offered in connection with a Player Transaction in breach of the Rules, a Manager shall immediately report such breach in writing to the League.

14.       A Manager shall conduct himself at all times in an ethical and professional manner and shall observe the highest standards of integrity and fair dealing.

15.       A Manager shall take all possible steps to promote the reputation of the game of Association Football and to prevent it being brought into disrepute.

APPENDIX 7

CODE OF CONDUCT FOR CLUBS

(Rule Q.2)

1.              In all discussions, negotiations and transactions relating to the employment of Managers, each Club shall behave towards each other Club with the utmost good faith.

2.              A Club shall not (either directly or through any third party) enter into negotiations relating to the employment of another Club’s Manager without the prior permission of that Club.

3.              A Club shall not take any steps (including the making of statements to the media) to induce another Club’s Manager to act in breach of the terms of his contract with his Club.

4.              A Club shall strictly observe the terms of its contract with its Manager and, in particular, if on the determination of the contract any sum is payable by the Club to the Manager, the Club shall ensure that prompt settlement is made.

APPENDIX 8

STANDARD CLAUSES

for inclusion in Managers’ Contracts of Employment

(Rule Q.8.1)

1.                      The Manager shall observe and comply with the rules and regulations for the time being in force of any organisation or body the rules and regulations of which the Club is bound to observe including those of The Football Association and the League and in particular he shall at all times act in accordance with the League’s Code of Conduct for Managers.

2.                      The Manager shall comply with all reasonable instructions and requests

(a)                 given to Club Managers by the League or

(b)                given to the Manager by the Club

which arise in the first case out of any commercial contract entered into by the League for the benefit of its members or in the second case out of any such contract entered into by the Club for its own benefit and the Manager shall not himself enter into any such contract which conflicts or competes or is reasonably likely to conflict or compete with those entered into by the League or by the Club as aforesaid.

3.                      Any dispute or difference arising between the parties hereto as to the construction of this Agreement or the rights duties or obligations of either party hereunder or any matter arising out of or concerning the same or the Manager’s employment hereunder shall be referred to the Managers’ Arbitration Tribunal in accordance with the Rules of the League for the time being in force. Notwithstanding the foregoing provisions of this clause 3 and without prejudice thereto, the parties shall use and until the conclusion of the arbitration shall continue to use their best endeavours to attempt to reach a settlement of their dispute by mediation.

[Note : The names and addresses of organisations offering an appropriate mediation service are available upon application to the League.]

APPENDIX 9

ANTI-DISCRIMINATION POLICY

(Rule V.23)

1.                      In undertaking the organisation and management of the nation’s major professional league, the Company has a duty to set standards and values which will have a beneficial influence on the game played at other levels. Football belongs to, and should be enjoyed by, everyone equally. The Company shares with the Football Association a commitment to confront and eliminate discrimination, whether by reason of sex, sexual orientation, race, nationality, ethnic origin, colour, religion or disability.

2.                      The Company is an equal opportunities employer. It is committed to equality of opportunity within its organisation and to encouraging similar commitment from every other organisation or individual acting within the game.

3.                      Equality of opportunity means that in none of its activities will the Company discriminate against, or in any way treat less favourably, any person on grounds of sex, sexual orientation, race, nationality, ethnic origin, colour, religion or disability. This policy will be applicable to:

•                         the advertising of jobs

•                         the selection of candidates for employment or promotion

•                         job location or working environment

•                         pay and employment terms and conditions

•                         internal training and development activities

•                         external coaching and education activities and awards

•                         football development activities

4.                      The Company will not tolerate sexual or racially-based harassment or other discriminatory behaviour, whether physical or verbal, and the Board will ensure that such behaviour is met with appropriate disciplinary action whenever it occurs.

5.                      The Company supports the Football Association in its commitment to develop a programme of ongoing training and awareness raising events and activities in order to promote the eradication of discrimination within football.

APPENDIX 10

RULES GOVERNING APPLICATIONS FOR UEFA CLUB LICENCES

1.                      Rule A.1 - “Licensing Manual” means the manual in which are set out procedures agreed between the Football Association and the League relating to applications for and the granting of licences enabling Clubs (or clubs) to play in UEFA Club Competitions.

2.                      Rule A.1 - “UEFA Club Licence” means the licence granted by the Football Association in accordance with the procedures set out in the Licensing Manual enabling Clubs (or clubs) to play in UEFA Club Competitions.

3.                      Rule C.78 - Each Club shall by 1st March in each Season submit to the Secretary a copy of its annual accounts in respect of its most recent financial year or if the Club considers it appropriate or the Secretary so requests the Group Accounts of the Group of which it is a member (in either case such accounts to be prepared and audited in accordance with applicable legal and regulatory requirements) together with a copy of the directors’ report for that year and a copy of the auditors’ report on those accounts.

4.                      Rule C.79 - The accounts referred to in Rule C.78 shall:

79.1           include separate disclosure within the balance sheet or notes to the accounts, or by way of supplementary information separately reported on by its auditors by way of procedures specified by the Board, of the total sums payable and receivable in respect of Compensation Fees, Contingent Sums and Loan Fees;

79.2           include a breakdown within the profit and loss account or the notes to theaccounts, or by way of supplementary information separately reported on by its auditors by way of procedures specified by the Board, of revenue in appropriate categories such as gate receipts, sponsorship and advertising, broadcasting rights, commercial income and other income.

5.                      Rule C.80 - If the auditors’ report on the accounts submitted pursuant to Rule C.78 contains anything other than an unqualified opinion without modification, the Club shall at the Board’s request submit such further documentary evidence as the Board shall require (including but not limited to Future Financial Information).

6.                      Rule C.81 - If the annual accounts of a Club or Group Accounts submitted pursuant to Rule C.78 are prepared to a date prior to 30th November in the Season of submission, such Club or Group shall by the following 31st March submit to the Secretary interim accounts covering the period commencing from its accounting reference date and ending on a date between the following 30th November and 1st March.

7.                      Rule C.82 - The interim accounts shall:

82.1          comprise a balance sheet, a profit and loss account, a cash flow statement and relevant explanatory notes;

82.2          be prepared in accordance with the accounting principles adopted in the preparation of the Club’s annual accounts;

82.3          be presented in a similar format to the annual accounts including as regards the matters set out in Rule C.79;

82.4          include in the profit and loss account and cashflow statement comparative figures for the same period in the preceding year;

82.5          include a balance sheet as of the end of the preceding financial year;

82.6          be approved in writing by the board of directors of the company to which they relate; and

82.7          be reviewed or audited in accordance with applicable regulatory requirements.

8.                      Rule C.83 - Rule C.80 shall apply to the interim accounts (with appropriate modification) if the auditors have issued anything other than an unqualified opinion without modification on them.

9.                      Rule C.84 - Each Club must by 1st March in each Season prove that, subject to Rule C.85:

84.1          no Compensation Fee, Loan Fee or Contingent Sum; and

84.2          no sum payable to or in respect of an employee employed during the year to 31st December of that Season (including national insurance contributions and income tax deducted under the “pay as you earn” system) is or was overdue as at that 31st December.

10.               Rule C.85 - For the purpose of Rule C.84:

85.1          “employee” means a Player, a Manager, any Official referred to in Rule B.16, an Academy Manager, an Assistant Academy Manager, a team doctor and senior physiotherapist referred to in Rule H.1 and a safety officer;

85.2          an amount overdue as at 31st December shall not be treated as such if by the following 31st March it has been paid or the date for payment has been extended by means of a written agreement with the creditor or it is the subject of current litigation or arbitration proceedings or has been submitted to a dispute resolution procedure of the League, the Football Association, UEFA or FIFA.

11.               Rule C.86 - By 31st March in each Season, each Club shall submit to the Secretary in respect of itself (or if the Club considers it appropriate or the Secretary so requests in respect of the Group of which it is a member) future financial information (“Future Financial Information”) comprising projected profit and loss accounts, cash flow, balance sheets and relevant explanatory notes commencing from its accounting reference date or, if it has submitted interim accounts pursuant to Rule C.81, from the date to which those interim accounts were prepared and expiring on the next accounting reference date after the end of the following Season. The projected profit and loss accounts, cash flow and balance sheets shall be prepared at a maximum of six-monthly intervals.

12.               Rule C.87 - The Future Financial Information shall:

87.1   be prepared in accordance with the accounting principles adopted in the preparation of the Club’s annual accounts (except where the accounting principles and policies are to be changed in the subsequent annual accounts, in which case the new accounting principles and polices should be followed);

87.2   be approved in writing by the board of directors of the company to which they relate; and

87.3   to include in the explanatory notes thereto principal assumptions and risks; and

87.4   include for comparison profit and loss accounts for the period covered by the annual accounts and interim accounts submitted pursuant to Rules C.78 and C.81, a forecast for the current financial year and a balance sheet as at the date of the interim accounts submitted pursuant to Rule C.81.

13.               Rule C.96 - Any Club, Authorised Signatory or other Official making a false statement (whether made verbally or in writing) in or in connection with an application for a UEFA Club Licence or falsifying a document produced in support of or in connection with such an application shall be in breach of these Rules and shall be liable to be dealt with in accordance with the provisions of Section R.

14.               Rule E.12 - Qualification for UEFA club competitions shall be on sporting merit through domestic competitions controlled or sanctioned by the Football Association. Clubs qualifying for a UEFA club competition must apply for a UEFA Club Licence in accordance with the Licensing Manual.

15.               Rule I.22 - For UEFA Club Competitions the pitch must measure 105 metres in length by 68 metres in breadth exactly. If for technical reasons of a construction related nature it is impossible to achieve the required dimensions a UEFA Club Licence may nevertheless be granted provided that the pitch is minimum 100 metres to maximum 105 metres in length by minimum 64 metres to maximum 68 metres in breadth.

16.               Rule N.103 - A Club which applies for a UEFA Club Licence in accordance with the procedures set out in the Licensing Manual must, if it operates a Centre of Excellence, ensure that it fields at least two teams in the age range Under 16 to Under 21, at least one team in the age range Under 11 to Under 15, and at least one team in the age range Under 10 or younger.

17.               Rule Q.39 - A Club which applies for a UEFA Licence must, in addition to employing a Manager, employ an individual (such as an assistant manager or head coach) to assist the Manager in all football matters relating to the first team.

APPENDIX 11

REGULATIONS OF THE PROFESSIONAL FOOTBALL COMPENSATION COMMITTEE

Definitions

1.                      In these Regulations:

1.1                “Club” means a football club in membership of the Premier League or the Football League;

1.2                “Compensation Fee” means any sum of money (exclusive of Value Added Tax) payable by a Transferee Club to a Transferor Club upon the transfer of the registration of a Player;

1.3                “the Football League” means The Football League Limited

1.4                “PFNCC” means the Professional Football Negotiating and Consultative Committee;

1.5                “Player” means a player who is the subject of an application to the Professional Football Compensation Committee (“the Committee”) pursuant to Regulation 2 of these Regulations;

1.6                “the Premier League” means The Football Association Premier League Limited;

1.7                “Secretary” means the person or body appointed by the PFNCC to administer these Regulations;

1.8                “Transferee Club” means a Club to which the registration of a Player has been transferred;

1.9                “Transferor Club” means a Club from which the registration of a Player has been transferred;

Jurisdiction

2.                      The Committee shall determine applications made pursuant to:

2.1                Premier League Rules K.41, M.27.2 and N.93.2;

2.2                Football League Regulations 55.19, 55.20, 55.21 and 59.5;

2.3                Football League Rules Relating to Youth Development Rule 96.2; and

2.4                appeals from a decision of the Board of the Football League made pursuant to Football League Regulation 58.1.

3.                      In making a determination as aforesaid, the Committee shall take into account the costs set out in Regulation 4 and any of the following criteria:

3.1                the status of each of the Transferor Club and the Transferee Club;

3.2                the age of the Player;

3.3                the amount of any fee paid by the Transferor Club upon acquiring the registration of the Player;

3.4                the length of time during which the Transferor Club held the registration of the Player;

3.5                the terms of the new contract offered to him by both the Transferor Club and the Transferee Club;

3.6                his playing record including any international appearances;

3.7                substantiated interest shown by other clubs in acquiring the registration of the Player.

4.                      The costs to be taken into account under Regulation 3 shall be:

4.1                any cost incurred by either Club in operating a Football Academy or Centre of Excellence including (without limitation) the cost of providing for players attending thereat:

4.1.1               living accommodation

4.1.2               training and playing facilities;

4.1.3               scouting, coaching, administrative and other staff;

4.1.4               education and welfare requirements;

4.1.5               playing and training strip and other clothing;

4.1.6               medical and first aid facilities;

4.1.7               friendly and competitive matches and overseas tours;

4.2                any other cost incurred by either Club directly or indirectly attributable to the training and development of players including any fee referred to in Regulation 3.3.

Composition of the Committee

5.                      The Committee shall be composed of:

5.1                an independent chairman with an appropriate legal background who, subject to the prior written approval of the Premier League, the Football League and The Professional Footballers’ Association, shall be appointed by the PFNCC in such terms as it thinks fit;

5.2                an appointee of each of the leagues of which the Transferor Club and the Transferee Club are members or, if the Transferor Club and the Transferee Club are both members of the same league, an appointee of that league;

5.3                an appointee of The Professional Footballers’ Association;

5.4                an appointee of The League Managers’ Association.

6.                      If the chairman of the Committee is unable to act or to continue acting as such in the determination of any application, the PFNCC shall appoint in his stead a person with an appropriate legal background.

7.                      If following his appointment any other member of the Committee is unable to act or to continue acting, his appointor may appoint a replacement so that the composition of the Committee is maintained as provided in Regulation 5.

8.                      If the members of the Committee fail to agree, they shall decide by a majority provided that, if the Committee is composed of an even number of members, the chairman shall have a second or casting vote.

Committee Procedures

9.                      The parties to proceedings before the Committee shall be the Transferor Club and the Transferee Club.

10.               Proceedings shall be commenced by either party making a written application to the Secretary:

10.1          identifying the respondent Club and the Player;

10.2          setting out the facts surrounding the application including the criteria referred to in Regulation 3;

10.3          identifying any documents relied upon, copies of which shall be annexed; and

10.4          in the case of an application made by a Transferor Club, giving full particulars of the costs set out in Regulation 4.

11.               Each Club which is a party in proceedings shall pay an administration fee to the Secretary the amount of which will be determined by the PFNCC from time to time.

12.               Upon receipt of an application the Secretary shall:

12.1          procure that for the purpose of determining the application the Committee is composed in accordance with Regulation 5;

12.2          send a copy of the application and any documents annexed to it to the chairman and members of the Committee;

12.3          send a copy of the same by recorded delivery post to the respondent.

13.               Within 14 days of receipt of the copy application the respondent shall send to the Secretary by recorded delivery post a written response to the application, annexing thereto copies of any documents relied upon, and, in the case of a response by a Transferor Club, giving full particulars of the costs set out in Regulation 4.

14.               Upon receipt of the response the Secretary shall send a copy thereof together with a copy of any document annexed to:

14.1          the chairman and members of the Committee and

14.2          the party making the application.

15.               The chairman of the Committee may give directions as he thinks fit for the future conduct of the proceedings addressed in writing to the parties with which the parties shall comply without delay.

16.               The Committee by its chairman shall have power to summon any person to attend the hearing of the proceedings to give evidence and to produce documents and any person who is bound by these Regulations and who, having been summoned, fails to attend or to give evidence or to produce documents shall be in breach of these Regulations.

17.               The Secretary shall make all necessary arrangements for the hearing of the proceedings and shall give written notice of the date, time and place thereof to the parties.

18.               If a party to the proceedings fails to attend the hearing the Committee may either adjourn it or proceed in their absence.

19.               The chairman of the Committee shall have an overriding discretion as to the manner in which the hearing of the proceedings shall be conducted.

20.               The Committee shall not be bound by any enactment or rule of law relating to the admissibility of evidence in proceedings before a court of law.

21.               The hearing shall be conducted in private.

22.               Each party shall be entitled to be represented at the hearing by a solicitor or counsel provided that they shall have given to the other party and to the chairman of the Committee 14 days’ prior written notice to that effect.

23.               The Committee’s decision shall be announced as soon as practicable and if possible at the end of the hearing and shall be confirmed in writing by the Secretary to the parties.

24.               The Committee shall give reasons for its decision.

25.               The decision of the Committee shall be final and binding.

Fees and Expenses

26.               The chairman and members of the Committee shall be entitled to receive fees and expenses in such sum or sums as shall be determined by the PFNCC from time to time.

Committee’s Powers

27.               Upon determining an application made in accordance with the provisions of these Regulations, the Committee may make an order with regard to the amount and payment of a Compensation Fee and any other order as it thinks fit.

Amendments

28.               No amendment to these Regulations shall be proposed or made without the prior written approval of the Premier League, the Football League and the Professional Footballers’ Association.

APPENDIX 12

SCHEDULE OF OFFENCES

(Rule D.2.4.3)

OFFENCE	CONTRARY TO
Dishonestly receiving a programme broadcast from within the UK with intent to avoid payment	Copyright, Designs and Patents Act 1988 s.297
Admitting spectators to watch a football match at unlicensed premises	Football Spectators Act 1989 s.9
Persons subject to a banning order (as defined)	Football Spectators Act 2000 Schedule 1
Ticket touting - football tickets	Criminal Justice and Public Order Act 1994 s.166

APPENDIX 13

MEDICAL EXAMINATIONS TO BE CARRIED OUT ON CONTRACT PLAYERS AND STUDENTS REGISTERED ON SCHOLARSHIP AGREEMENTS

(Rule H.10)

A)	PERSONAL FOOTBALL HISTORY
1.	Total number of matches played in previous season		Annually (Recommended)
(inc. friendly matches)
2.	Dominant leg
3.	Position on the field
B)	MEDICAL HISTORY AND HEREDITY OF THE PLAYER
1.	Family history (1st generation, i.e. parents, brothers and sisters)
	a)	Hypertension, stroke;	To be updated annually (Mandatory)
	b)	Heart conditions incl. sudden cardiac death;
	c)	Vascular problems, varicose, deep venous thrombosis;
	d)	Diabetes;
	e)	Allergies, asthma;
	f)	Cancer, blood disease;
	g)	Chronic joint or muscle problems;
	h)	Hormonal problems.
2.	Medical history of the player
	a)	Heart problems, arrhythmias, syncope;	To be updated annually (Mandatory)
	b)	Concussion;
	c)	Allergies, asthma;
	d)	Recurrent infections;
	e)	Major diseases;
	f)	Major injuries causing surgery, hospitalisation, absence from football of more than 1 month.
3.	Present complaints
	a)	Symptoms such as pain in general (muscle, articulation);	Annually (Mandatory)
	b)	Chest pain, dyspnoea, palpitations, arrhythmia;
	c)	Dizziness, syncope;
	d)	Flu-like symptoms, cough, expectoration;
	e)	Loss of appetite, weight loss;
	f)	Sleeplessness;
	g)	Gastrointestinal upset.

4.	Medication/supplements
	a)	Current specific medication being taken by the player;	Annually (Mandatory)
	b)	Evidence that a TUE (Therapeutic Use Exemption) has been granted (if required);
	c)	Nutritional supplements being taken by the player;
	d)	Player educated about Anti-Doping Codes.
5.	Vaccination
	Record of status of vaccination (incl. date);		To be updated Annually (Mandatory)
Strongly recommended:
Vaccination against Tetanus and Hepatitis A and B
C)	GENERAL MEDICAL EXAMINATION
1.	Height		Annually (Mandatory)
2.	Weight
3.	Blood pressure (to ensure validity of continuous testing, it is recommended to always use the same arm and to specify it in the player’s medical records)
4.	Head and neck (eyes with vision test, nose, ears, teeth, throat, thyroid gland)
5.	Lymph nodes
6.	Chest and lungs (inspection, auscultation, percussion, inspiratory and expiratory chest expansion)
7.	Heart (sounds, murmurs, pulse, arrhythmias)
8.	Abdomen (incl. hernia, scars)
9.	Blood vessels (e.g. peripheral pulses, vascular murmurs, varicoses)
10.	Skin inspection
11.	Nervous system (e.g. reflexes, sensory abnormalities)
12.	Motor system (e.g. weakness, atrophy)
D)	SPECIAL CARDIOLOGICAL EXAMINATION

As a principal, a standard 12-lead electrocardiogram (ECG) and an echocardiography must be performed at the earliest opportunity during the career of a player and in particular if indicated by clinical examination. If indicated by anamnestic and clinical indication it is recommended to perform repeated testing including an Exercise - ECG and an echocardiography

It is obligatory to perform one standard 12-lead ECG and one echocardiography

I)	to all professional Players at the latest before their 21st birthday; and
II)	to all professional Players who are older than 21 years if they have not yet had an ECG and echocardiography in their personal medical records.

The result of the performed examinations must be contained in the player’s medical records.
1.	Electrocardiogram (12-lead ECG)		Mandatory
2.	Echocardiography

E)	LABORATORY EXAMINATION
All laboratory tests must be conducted with the informed consent of the player and be in accordance with national law (cf. confidentially, discrimination issues etc.).
1.	Blood count (haemoglobin, haematocrit, erythrocytes, leukocytes, thrombocytes)	Annually (Mandatory)
2.	Urine test (‘dipstick test’ to determine level of protein and sugar)
3.	Sedimentation rate	Annually (Recommended)
4.	CRP
5.	Blood fats (cholesterol, HDL - and LDL cholesterol, triglycerides)
6.	Glucose
7.	Uric acid
8.	Creatinine
9.	Aspartate amino-transferase
10.	Alanine amino-transferase
11.	Gamma-glutamyl-transferase
12.	Creatine kinase
13.	Potassium
14.	Sodium
15.	Magnesium
16.	Iron
17.	Ferritin
18.	Blood group
19.	HIV test
20.	Hepatitis screening
F)	ORTHOPAEDIC EXAMINATION AND FUNCTIONAL TESTS
The mandatory checks are common in a sports medical examination.

Points 7 to 9 are recommended to assist club doctors with preventive strategies and tests in the rehabilitation of injured players.

In addition, the club doctors are advised to consider the exclusion of the condition of spondylolysis and spondylolisthesis.

References to further assistance in respect of functional tests:
•	Simple but reliable functional tests: Ekstrand J, Karlsson J, Hodson A. Football Medicine. London: Martin Dunitz (Taylor & Francis Group), 2003:562;
•

Range of motion and tests for muscle tightness: Ekstrand J, Wiktorsson M, Öberg B et al. Lower extremity goniometric measurements: a study to determine their reliability. Arch Phys Med Rehabil 1982;63:171-5;

•	One-leg hop test: Ageberg E, Zatterstrom R, Moritz U. Stabilometry and one-leg hop test have high test-retest reliability. Scand J Med Sci Sports 1998;8-4:198-202.
•	SOLEC test: Ageberg E, Zatterstrom R, Moritz U. Stabilometry and one-leg hop test have high test-retest reliability. Scand J Med Sci Sports 1998;8-4:198-202.

1.	Spinal column: inspection and functional examination (tenderness, pain, range of movement)		Annually (Mandatory)
2.	Shoulder: pain, mobility and stability
3.	Hip, groin and thigh: pain and mobility
4.	Knee: pain, mobility, stability and effusion
5.	Lower leg: pain (shin splint syndrome, achilles tendon)
6.	Ankle and foot: pain, mobility, stability and effusion
7.	Range of motion (ROM) and test for muscle tightness
	a)	Adductors	Recommended
	b)	Hamstrings
	c)	Lliopsoas
	d)	Quadriceps
	e)	Gastrocnemius
	f)	Soleus
8.	Muscle strength (one-leg hop test)
9.	Muscle balance test (SOLEC-test: standing one leg eyes closed)
G)	RADIOLOGICAL EXAMINATION AND ULTRASOUND SCAN
If indicated by clinical and functional findings out of the medical examination performed, a radiological examination including ultrasound scan, X-ray and MRI may be appropriate.

Performed radiographies, particularly after injuries, must be part of the player’s medical records.

REFEREE
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NATIONAL LIST OF REFEREES

SEASON 2011/12

ADCOCK, JG (James) Nottinghamshire

ATKINSON, M (Martin) West Yorkshire

ATTWELL, SB (Stuart) Warwickshire

BATES, A (Tony) Staffordshire

BERRY, CJ (Carl) Surrey

BOOTH, R (Russell) Nottinghamshire

BOYESON, C (Carl) East Yorkshire

BROWN, M (Mark) East Yorkshire

CLATTENBURG, M (Mark) County Durham

COLLINS, LM (Lee) Surrey

COOTE, D (David) Nottinghamshire

DEADMAN, D (Darren) Cambridgeshire

DEAN, ML (Mike) Wirral

DOWD, P (Phil) Staffordshire

DRYSDALE, D (Darren) Lincolnshire

D’URSO, AP (Andy) Essex

EAST, R (Roger) Wiltshire

ELTRINGHAM, G (Geoff) Tyne & Wear

FOSTER, D (David) Tyne & Wear

FOY, CJ (Chris) Merseyside

FRIEND, KA (Kevin) Leicestershire

GIBBS, PN (Phil) West Midlands

GRAHAM, F (Fred) Essex

HAINES, A (Andy) Tyne & Wear

HALL, AR (Andy) West Midlands

HALSEY, MR (Mark) Lancashire

HAYWOOD, M (Mark) West Yorkshire

HEGLEY, GK (Grant) Hertfordshire

HEYWOOD, M (Mark) Cheshire

HOOPER, SA (Simon) Wiltshire

ILDERTON, EL (Eddie) Tyne & Wear

JONES, MJ (Michael) Cheshire

KETTLE, TM (Trevor) Rutland

LANGFORD, O (Oliver) West Midlands

LEWIS, RL (Rob) Shropshire

LININGTON, JJ (James) Isle of Wight

McDERMID, D (Danny) Hampshire

MADLEY, AJ (Andy) West Yorkshire

MADLEY, RJ (Bobby) West Yorkshire

MALONE, BJ (Brendan) Wiltshire

MARRINER, AM (André) West Midlands

MASON, LS (Lee) Lancashire

MATHIESON, SW (Scott) Cheshire

MILLER, NS (Nigel) County Durham

MILLER, P (Pat) Bedfordshire

MOHAREB, D (Dean) Cheshire

MOSS, J (Jon) West Yorkshire

NAYLOR, MA (Michael) South Yorkshire

OLIVER, M (Michael) Northumberland

PAWSON, CL (Craig) South Yorkshire

PENN, AM (Andy) West Midlands

PHILLIPS, DJ (David) West Sussex

PROBERT, LW (Lee) Wiltshire

QUINN, P (Peter) Cleveland

RUSHTON, SJ (Steve) Staffordshire

RUSSELL, MP (Mick) Hertfordshire

SALISBURY, G (Graham) Lancashire

SARGINSON, CD (Chris) Staffordshire

SCOTT, GD (Graham) Oxfordshire

SHELDRAKE, D (Darren) Surrey

SHOEBRIDGE, RL (Rob) Derbyshire

STROUD, KP (Keith) Hampshire

SUTTON, GJ (Gary) Lincolnshire

SWARBRICK, ND (Neil) Lancashire

TANNER, SJ (Steve) Somerset

TAYLOR, A (Anthony) Cheshire

TIERNEY, P (Paul) Lancashire

WALTON, P (Peter) Northamptonshire

WARD, GL (Gavin) Surrey

WAUGH, J (Jock) South Yorkshire

WEBB, D (David) County Durham

WEBB, HM (Howard) South Yorkshire

WEBSTER, CH (Colin) Tyne & Wear

WHITESTONE, D (Dean) Northamptonshire

WILLIAMSON, IG (Iain) Berkshire

WOOLMER, KA (Andy) Northamptonshire

WRIGHT, KK (Kevin) Cambridgeshire

NATIONAL LIST OF ASSISTANT REFEREES

SEASON 2011/12

AKERS, C (Chris) South Yorkshire

AMEY, JR (Justin) Dorset

AMPHLETT, MJ (Marvyn) Worcestershire

ARTIS, SG (Stephen) Norfolk

ASTLEY, MA (Mark) Manchester

ATKIN, R (Robert) Lincolnshire

ATKIN, RT (Ryan) London

ATKIN, W (Warren) Sussex

BACKHOUSE, A (Anthony) Cumbria

BANKES, P (Peter) Merseyside

BARRATT, W (Wayne) Worcestershire

BARROW, SJ (Simon) Staffordshire

BARTLETT, R (Richard) Cheshire

BECK, SP (Simon) Bedfordshire

BENNETT, A (Andrew) Devon

BENNETT, SP (Simon) Staffordshire

BENTON, DK (David) South Yorkshire

BESWICK, G (Gary) County Durham

BETTS, L (Lee) Norfolk

BLACKLEDGE, M (Mike) Cambridgeshire

BLUNDEN, D (Darren) Kent

BOND, DS (Darren) Lancashire

BRATT, SJ (Steve) West Midlands

BREAKSPEAR, CT (Charles) Surrey

BRISTOW, M (Matthew) Manchester

BROOK, C (Carl) East Sussex

BROOKS, J (John) Leicestershire

BRYAN, DS (Dave) Lincolnshire

BULL, M (Michael) Essex

BULL, W (William) Hampshire

BUONASSISI, M (Mathew) Northamptonshire

BURT, S (Stuart) Northamptonshire

BUSBY, J (John) Oxfordshire

BUSHELL, DD (David) London

BUTLER, S (Stuart) Kent

CAIRNS, MJ (Mike) Somerset

CANN, DJ (Darren) Norfolk

CHILD, SA (Stephen) Kent

CLARK, RM (Richard) Northumberland

CLAYTON, A (Alan) Cheshire

CLAYTON, S (Simon) County Durham

COGGINS, A (Anthony) Oxfordshire

COLLIN, J (Jake) Liverpool

COOK, SJ (Steve) Derbyshire

COOPER, IJ (Ian) Kent

COPELAND, SJ (Steven) Merseyside

CORP, R (Richard) Somerset

COY, M (Martin) Durham

CREIGHTON, SW (Steve) Berkshire

CROUCH, IJ (Ian) Kent

CRYSELL, A (Adam) Essex

CURRY, PE (Paul) Northumberland

DALY, SDJ (Stephen) Middlesex

DAVIES, A (Andy) Hampshire

DAVIES, PP (Peter) Cheshire

DAVISON, PA (Paul) Cleveland

DENTON, MJ (Michael) Lancashire

DERMOTT, P (Philip) Cheshire

DEXTER, MC (Martin) Leicestershire

DUDLEY, IA (Ian) Nottinghamshire

DUNCAN, M (Mark) Cheshire

DUNCAN, SAJ (Scott) Newcastle-upon-Tyne

DUNN, C (Carl) Staffordshire

EATON, D (Derek) Gloucestershire

ELLIS, R (Rob) West Midlands

ENGLAND, DJH (Darren) South Yorkshire

EVANS, K (Karl) Lancashire

EVETTS, GS (Gary) Hertfordshire

FARRIES, J (John) Oxfordshire

FEARN, AE (Amy) Leicestershire

FITCH, C (Carl) Suffolk

FLETCHER, R (Russell) Derbyshire

FLYNN, J (John) Wiltshire

FOLEY, MJ (Matt) London

FORD, D (Declan) Lincolnshire

GANFIELD, RS (Ron) Somerset

GARRATT, AM (Andy) West Midlands

GEORGE, M (Mike) Norfolk

GOOCH, P (Peter) Lancashire

GORDON, B (Barry) County Durham

GOSLING, IJ (Ian) Kent

GRAHAM, P (Paul) Manchester

GRATTON, D (Danny) Staffordshire

GREENHALGH, N (Nick) Lancashire

GREENWOOD, AH (Alf) North Yorkshire

GRIFFITHS, M (Mark) South Yorkshire

GRUNNILL, W (Wayne) Yorkshire

HAIR, NA (Neil) Cambridgeshire

HALLIDAY, A (Andy) North Yorkshire

HANDLEY, D (Darren) Lancashire

HARRINGTON, T (Tony) Cleveland

HARWOOD, CN (Colin) Manchester

HAYCOCK, KW (Ken) West Yorkshire

HAYWARD, K (Kevin) Staffordshire

HENDLEY, AR (Andy) West Midlands

HICKS, C (Craig) Surrey

HILLIER, J (Jake) Hertfordshire

HILTON, G (Gary) Lancashire

HOBBIS, N (Nick) Birmingham

HOBDAY, P (Paul) Birmingham

HODSKINSON, P (Paul) Lancashire

HOLDERNESS, BC (Barry) Essex

HOLMES, AR (Adrian) West Yorkshire

HOPKINS, AJ (Adam) Devon

HOPKINS, JD (John) Essex

HORTON, AJ (Tony) Wolverhampton

HORWOOD, GD (Graham) Bedfordshire

HOWES, M (Mark) Birmingham

HULL, J (Joe) Cheshire

HUNT, J (Jonathan) Liverpool

HUSSIN, (Ian) Liverpool

HUTCHINSON, AD (Andrew) Cheshire

HUXTABLE, B (Brett) Devon

HYDE, RA (Robert) London

IHRINGOVA, A (Sasa) Shropshire

JERDEN, GJN (Gary) Essex

JOHNSON, G (Gordon) Liverpool

JOHNSON, KA (Kevin) Somerset

JOHNSON, RL (Ryan) Manchester

JONES, MT (Mark) Nottinghamshire

JONES, RJ (Robert) Merseyside

JOYCE, R (Ross) Cleveland

KAVANAGH, C (Chris) Lancashire

KAYE, E (Elliott) Essex

KEANE, PJ (Patrick) West Midlands

KELLY, P (Paul) Kent

KENDALL, R (Richard) Bedfordshire

KETTLEWELL, PT (Paul) Lancashire

KHATIB, B (Billy) Sunderland

KINSELEY, N (Nick) Essex

KIRKUP, PJ (Peter) Northamptonshire

KNAPP, SC (Simon) Bristol

KNIGHT, PJ (Philip) Kent

KNOWLES, CJ (Chris) Northamptonshire

LAVER, AA (Andrew) Hampshire

LAW, GC (Geoff) Leicestershire

LAWRENCE, D (David) South Yorkshire

LAWSON, KD (Keith) South Humberside

LEACH, D (Daniel) Oxfordshire

LEDGER, S (Scott) Yorkshire

LENNARD, HW (Harry) East Sussex

LINDEN, W (Wes) Middlesex

LONG, SJ (Simon) Suffolk

LUCAS, S (Simeon) Lancashire

LUGG, N (Nigel) Surrey

LYMER, C (Colin) Hampshire

McCALLUM, DA (Dave) Tyne & Wear

McDONOUGH, M (Mick) Newcastle-upon-Tyne

MACKAY, R (Rob) Bedfordshire

MAGILL, JP (John) Essex

MARGETTS, DS (David) Essex

MARKHAM, DR (Danny) Tyne & Wear

MARSDEN, PR (Paul) Lancashire

MARTIN, RJ (Richard) Weston-super-Mare

MARTIN, SJ (Stephen) Staffordshire

MASON, T (Tony) Kent

MASSEY, SL (Sian) Coventry

MATTOCKS, KJ (Kevin) Lancashire

MEESON, DP (Daniel) Staffordshire

MERCHANT, R (Rob) Staffordshire

METCALFE, RL (Lee) Lancashire

MUGE, G (Gavin) Bedfordshire

MULLARKEY, M (Mike) Devon

MURPHY, N (Nigel) Nottinghamshire

NAYLOR, D (Dave) Nottinghamshire

NEWBOLD, AM (Andy) Leicestershire

NEWMAN, RP (Ryan) Yorkshire

NORCOTT, WG (Wade) Essex

NUNN, AJ (Adam) Wiltshire

O’BRIEN, J (John) London

O’DONNELL, CJ (Chris) Bedfordshire

OLDHAM, SA (Scott) Lancashire

PARKER, AR (Alan) Derby

PARRY, MJ (Matthew) Liverpool

PEART, T (Tony) North Yorkshire

PERRY, MS (Marc) West Midlands

PLOWRIGHT, DP (David) Nottinghamshire

POLLOCK, RM (Bob) Merseyside

PORTER, W (Wayne) Lincolnshire

POTTAGE, M (Mark) Dorset

POWELL, CI (Chris) Dorset

RADFORD, N (Neil) Worcester

RATHBONE, I (Ian) Northamptonshire

REES, P (Paul) Bristol

RICHARDS, DC (Ceri) Carmarthenshire

RICHARDSON, D (David) West Yorkshire

ROBATHAN, DM (Daniel) Surrey

ROBERTS, B (Bob) Lancashire

ROBINSON, TJ (Tim) West Sussex

ROCK, DK (David) Hertfordshire

RODDA, A (Andrew) Devon

ROSS, SJ (Stephen) Lincolnshire

RUBERY, SP (Steve) Essex

RUSSELL, GR (Geoff) Northampton

RUSSELL, M (Mark) Bristol

SALISBURY, M (Michael) Lancashire

SALIY, O (Oleksandr) Middlesex

SANNERUDE, A (Adrian) Suffolk

SCHOLES, MS (Mark) Buckinghamshire

SCOTT, JW (John) Buckinghamshire

SCREGG, AJ (Andrew) Liverpool

SIDDALL, I (Iain) Lancashire

SIMPSON, J (Jeremy) Lancashire

SLAUGHTER, A (Ashley) Sussex

SMALLWOOD, W (William) Cheshire

SMITH, N (Nigel) Derbyshire

SMITH, S (Stephen) County Durham

STEWART, M (Matt) Suffolk

STOCKBRIDGE, SM (Seb) Tyne & Wear

STORRIE, D (David) West Yorkshire

STOTT, GT (Gary) Manchester

STREET, DR (Duncan) West Yorkshire

STRETTON, GS (Guy) Leicestershire

SUTTON, MA (Mark) Derbyshire

SWABEY, L (Lee) Devon

TANKARD, A (Anthony) South Yorkshire

THOMPSON, MF (Marvin) Middlesex

THOMPSON, PI (Paul) Chesterfield

TONER, B (Ben) Lancashire

TRANTER, A (Adrian) Dorset

TRELEAVEN, D (Dean) West Sussex

TROTT, WL (Wayne) Liverpool

TURNER, A (Andrew) Devon

TURNER, GB (Glenn) Derbyshire

TYAS, J (Jason) West Yorkshire

WATTS, AS (Adam) Worcestershire

WEAVER, M (Mark) West Midlands

WEBB, MP (Michael) Surrey

WEST, RJ (Richard) East Yorkshire

WHITELEY, J (Jason) West Yorkshire

WHITTON, RP (Rob) Essex

WIGGLESWORTH, RJ (Richard) Doncaster

WILKES, MJ (Matthew) West Midlands

WOOD, T (Tim) Gloucestershire

WOOLFORD, DM (David) Hampshire

WOOTTON, R (Ricky) West Riding

WRIGHT, P (Peter) Merseyside

YATES, O (Oliver) Staffordshire

YERBY, MS (Martin) Kent

YOUNG, GR (Gary) Hertfordshire

£111.6m
invested into the heart of communities

14m
beneficiaries

£305m
matched funding

200% average
increase in turnover by club community organisations since Creating Chances started

1,600
community staff

1,200
qualified coaches

4,000
volunteers

£12.9m invested by
the PLPFA Community Fund from 2007–2010

£45m invested in the
Football Foundation from 2007–2010

112 Kickz projects
delivered by 42 clubs and 19 police forces

135,000
pupils involved in Premier League Enterprise Academy

THE FOOTBALL CONFERENCE COMMUNITY CLUB DEVELOPM
ALTRINCHAM FC HELPING THEIR LOCAL COMMUNIT
supported by the Premier League and the PFA

PREMIER LEAGUE CREATING CHANCES

"The Premier League has committed to continuing its huge investment into social responsibility and empowering clubs to be at the heart of local provision for community development and social intervention."

Richard Scudamore,
Chief Executive, Premier League

3,000+
men engaged through Premier League Health

10,000+
participants in the first year of Premier League 4 Sport

300,000
young people coached by 1,000 new Premier Skills football coaches

For more information about the Premier League's Creating Chances programme, to add your name to our database to receive further updates or to arrange a visit to a project, please email us at:

creatingchances.premierleague.com

HEALTH • SPORTS PARTICIPATION • EDUCATION • COMMUNITY COHESION

MEMORANDUM AND ARTICLES OF ASSOCIATION

No. 2719699

THE COMPANIES ACT 1985

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

of

THE FOOTBALL ASSOCIATION PREMIER LEAGUE LIMITED

1.                                      The name of the Company is “THE FOOTBALL ASSOCIATION PREMIER LEAGUE LIMITED”.

2.                                      The registered office of the Company will be situated in England.

3.                                      The objects for which the Company is established are:

(a)                                  to organise and manage under the jurisdiction of The Football Association a league of association football clubs to be known as “The Football Association Premier League” or such other name as the Company may from time to time adopt (“the Premier League”);

(b)                                 to make, adopt, vary and publish rules, regulations and conditions for the management of the Premier League and matters relating thereto, and to take all such steps as shall be deemed necessary or advisable for enforcing such rules, regulations and conditions;

(c)                                  to promote, provide for, regulate and manage all or any details or arrangements or other things as may be considered necessary or desirable for, or ancillary to, the comfort, conduct, convenience or benefit of football players and of the public or of any other persons concerned or engaged in or associated with the Premier League;

(d)                                 to enter into television, broadcasting, sponsorship, commercial or other transactions of any kind in connection with the Premier League;

(e)                                  to co-operate with The Football Association and the International Football Association Board in all matters relating to international competitions or relating to the laws of the game of association football and generally to adhere to and comply with the applicable rules and regulations of The Football Association;

(f)                                    to carry out operations and to produce or deal with goods and to purchase or otherwise acquire, construct, lease, hold or deal with property, rights or privileges;

(g)                                 to carry out any other transactions or things as can be advantageously carried on in connection with or ancillary to the Premier League or as may be calculated directly or indirectly to enhance the value of or render profitable any of the property or rights of the Company;

(h)                                 to invest and deal with the monies of the Company not immediately required in any manner and hold and deal with any investment so made;

(i)                                     to pay or to provide or to make arrangements for providing gratuities, pensions, benefits, loans and other matters and to establish, support, subsidise and subscribe to any institution, association, club, scheme, fund or trust;

(j)                                     to raise or borrow money and to give security over the Company’s assets;

(k)                                  to lend or advance money and to give credit and to enter (whether gratuitously or otherwise) into guarantees or indemnities of all kinds, whether secured or unsecured, and whether in respect of its own obligations or those of some other person or company;

(l)                                     to pay or agree to pay all or any of the promotion, formation and registration expenses of the Company;

(m)                               to contribute to or support any charitable, benevolent or useful object relating to association football, or participants therein;

(n)                                 to do all other things to further the objects of the Company or as may be deemed incidental or conducive to the attainment of such objects or any of them.

It is hereby declared that (except where the context expressly so requires) none of the several paragraphs of this clause, or the objects therein specified, or the powers thereby conferred shall be limited by, or be deemed merely subsidiary or auxiliary to, any other paragraph of this clause, or the objects in such other paragraph specified, or the powers thereby conferred.

4.                                      The liability of the members is limited.

5.                                      The share capital of the Company is £100 divided into 99 Ordinary Shares of £1 each and 1 Special Rights Preference Share of £1.

We, the several persons whose names, addresses and descriptions are subscribed, are desirous of being formed into a Company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names.

Names, Addresses and	Number and class of
Descriptions of Subscribers	shares taken by each subscriber

Rick N. Parry	22 Ordinary Shares
Chief Executive — F.A. Premier League
14 Dormer Close
Rowton
Chester CH3 7SA

R.H.G. Kelly	1 Special Rights Preference Share
Chief Executive — Football Association
16 Lancaster Gate
London W2 3LW
Dated the 22nd day of May 1992

Witness to the above signatures:
I.L. Hewitt	Graeme E.C. Sloan
Solicitor	Solicitor
65 Fleet Street	65 Fleet Street
London EC4Y 1HS	London EC4Y 1HS

No. 2719699

THE COMPANIES ACT 1985

PRIVATE COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

THE FOOTBALL ASSOCIATION PREMIER LEAGUE LIMITED

(As amended by Special Resolution passed on 31st May 2007)

Interpretation

1.1                               The regulations contained in Table A (as prescribed pursuant to Section 8 of the Companies Act 1985) in force at the date of adoption of these Articles shall not apply to the Company but the regulations contained in the following clauses (as originally adopted or as from time to time altered by Special Resolution) shall be the Articles of Association of the Company.

1.2                               In these Articles:

“the Act” means the Companies Act 1985 including any statutory modification or re-enactment thereof for the time being in force;

“the Articles” means the Articles of Association of the Company and reference to a number following the word “Article” is a reference to an article so numbered in the Articles;

“Association Football” means the game of football as played in accordance with the rules and regulations of, or adopted by, the Football Association;

“the Board” means the board of directors for the time being of the Company;

“Chairman” means the person appointed as the Chairman pursuant to Article 42 or any acting Chairman appointed pursuant to Article 56.1;

“Chief Executive” means the person appointed as the Chief Executive pursuant to Article 42 or any acting Chief Executive appointed pursuant to Article 56.1;

“Club” means an Association Football club which is for the time being a Member;

“the Company” means the The Football Association Premier League Limited;

“clear days” in relation to the period of a notice means that period excluding the day for which the notice is given or on which it is to take effect but including the day when the notice is given or deemed to be given;

“Director” means a director of the Company;

“the Football Association” means The Football Association Limited;

“the Football Association Rules” means the rules and regulations for the time being of the Football Association;

“F.A Cup” means the Football Association Challenge Cup competition;

“the Football League” means The Football League Limited;

“Former Companies Acts” has the meaning set out in section 735(1) of the Act.

“General Meeting” means any meeting of the Members and shall include for the purpose of the Articles (except where expressly stated) the annual general meeting and a separate class meeting of the holders of Ordinary Shares in the Company;

“the League” means the Association Football league managed by the Company and consisting of Association Football clubs which are from time to time Members;

“League Office” means the registered office for the time being of the Company;

“Member” means an Association Football club the name of which is entered in the register of Members as the holder of an Ordinary Share;

“the Memorandum” means the Memorandum of Association of the Company;

“Ordinary Share” means an ordinary share of £1 in the capital of the Company;

“Representative” means any director or the secretary of a Club or any person who has been authorised to act as the representative of a Club as referred to in Article 36.1;

“Resolution” means a resolution of the Company which has been passed at a General Meeting by a majority of Members as specified in Article 27 or a resolution of the Members passed pursuant to the provisions of Article 33;

“the Rules” means the rules of the League as made, adopted or amended from time to time pursuant to the provisions of Article 16;

“the Seal” means the common seal of the Company;

“Secretary” means the secretary of the Company or any other person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;

“Special Share” means the one special rights preference share of £1 referred to in Article 3;

“Successor” means any manager, receiver, administrative receiver or liquidator appointed in any of the circumstances referred to in Article 10.1;

“the Special Shareholder” means the holder of the Special Share;

“the United Kingdom” means Great Britain and Northern Ireland;

“written” or “in writing” shall include without limitation telex telegram cable facsimile transmission or other means of telecommunication in permanent written form.

A reference to a person includes a body corporate and an unincorporated body of persons.

Unless the context otherwise requires, words or expressions contained in the Articles bear the same meaning as in the Act but excluding any statutory modification or re-enactment thereof not in force when the Articles or the relevant parts thereof are adopted.

Headings

2.                                      The headings in the Articles are for the convenience only and shall not affect the interpretation of the Articles.

Share Capital

3.                                      The authorised share capital of the Company at the date of adoption of the Articles is £100 divided into 99 Ordinary Shares and one special rights preference share of £1.

4.                                      Subject as provided in Article 12, an Ordinary Share shall only be issued, allotted or transferred to an Association Football club entitled, pursuant to the Articles and the Rules, to be a Member and such club shall, on issue, allotment or transfer to it of an Ordinary Share, become a Member.

5.                                      No person shall be entitled to be a Member unless that person is:

5.1                                 a company limited by shares formed and registered in England and Wales under the Act; or

5.2                                 a company limited by shares formed and registered in England and Wales under any of the Former Companies Acts; or

5.3                                 any other person which the Board may determine, in its discretion, shall be entitled to be a Member

6.                                      No member shall be entitled to own, or have a beneficial interest in, more than one Ordinary Share.

The Special Share

7.1                               The Special Share may only be issued to and held by the Football Association.

7.2                               Notwithstanding any provision in the Articles or the Rules to the contrary, each of the following matters shall be deemed to be a variation of the rights attaching to the Special Share and shall accordingly be effective only with the consent in writing of the Special Shareholder and without such consent shall not be done or caused to be done:

7.2.1                        the amendment, or removal, or the alteration of the effect of (which, for the avoidance of doubt, shall be taken to include the ratification of any breach of) all or any of the following:

(a)                                  the objects of the Company set out in clause 3 of the Memorandum;

(b)                                 in Article 1 the definition of “Special Share” or “the Special Shareholder”;

(c)                                  Article 4 (issue of Ordinary Shares);

(d)                                 this Article 7 (rights attaching to the Special Share);

(e)                                  Article 42 (number of Directors);

(f)                                    Article 44 (appointment and re-appointment of Directors);

(g)                                 Article 79 (adherence to the Football Association Rules); and

(h)                                 Articles 80 and 81 (winding-up);

7.2.2                        any change of the name of the Company;

7.2.3                        the variation of any voting rights attaching to any shares in the Company;

7.2.4                        the making and adoption of or any amendment to, removal of or waiver of any of the provisions of the Rules which relate to:

(a)                                  the name of the League;

(b)                                 the number of Members and promotion to and relegation from the League;

(c)                                  the criteria for membership of the League;

(d)                                 the arranging of fixtures on or prior to specified international match dates and commitment to support the Football Association in relation to international matches;

(e)                                  the obligation of each Club to enter the F.A. Cup;

(f)                                    the ownership of more than one club;

(g)                                 any rules common to the League and the Football League.

7.3                               The Special Shareholder shall have all the rights of a Member in relation to receiving notice of, and attending and speaking at General Meetings and to receiving minutes of General Meetings. The Special Shareholder shall have no right to vote at General Meetings.

7.4                               On any distribution of capital on a winding up of the Company, the Special Shareholder shall be entitled to repayment of the capital paid up or treated for the purposes of the Act or the Insolvency Act 1986 as paid up on the Special Share in priority to any repayment of capital to any Member. The Special Share shall carry no other right to participate in the capital, and no right to participate in the profits, of the Company.

Share Certificates

8.1                               Every Club, upon being registered as the holder of an Ordinary Share, shall be entitled without payment to one certificate for the Ordinary Share so held. Every certificate shall be sealed with the Seal and shall specify the distinguishing number of the Ordinary Share to which it relates and the amount paid up thereon.

8.2                               If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of the expenses reasonably incurred by the Company in investigating such evidence as the Board may determine but otherwise free of charge, and (in the case of defacement or wearing-out of the share certificate) subject to delivery up of the old certificate.

Transfer of Shares

9.1                               The instrument of transfer of an Ordinary Share may be in any usual form or in any other form which the Board may approve and shall be executed by or on behalf of the transferor and, unless the share is fully paid, by or on behalf of the transferee.

9.2                               The Board shall refuse to register the transfer of an Ordinary Share to a person who is not entitled, pursuant to the Articles or the Rules, to be a Member.

9.3                               The Board may also refuse to register the transfer of an Ordinary Share unless:

9.3.1                        the instrument of transfer relating thereto is lodged at the League Office or at such other place as the Board may appoint and is accompanied by the certificate for the Ordinary Share to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer; and

9.3.2                        it is in respect of only one Ordinary Share.

10.1                        If a Member

10.1.1                  enters into a Company Voluntary Arrangement pursuant to Part 1 of the Insolvency Act 1986 (“the 1986 Act” which expression shall include any statutory modification or re-enactment thereof for the time being in force) or a compromise or arrangement with its creditors under Part 26 of the Companies Act 2006, or it enters into any compromise agreement with its creditors as a whole; or

10.1.2                  lodges, or its shareholders or directors lodge, a Notice of Intention to Appoint an Administrator or a Notice of Appointment of an Administrator at the Court in accordance with paragraphs 26 and 29 of Schedule B1 to the 1986 Act or it or its shareholders or directors make an application to the Court for an Administration Order under paragraph 12 of Schedule B1 to the 1986 Act or where an Administrator is appointed or an Administration Order is made in respect of it (“Administrator” and “Administration Order” having the meanings attributed to them respectively by paragraphs 1 and 10 of Schedule B1 to the 1986 Act); or

10.1.3                  has an Administrative Receiver (as defined by section 251 of the 1986 Act) or a Law of Property Act Receiver (appointed under section 109 of the Law of Property Act 1925) or any Receiver appointed by the Court under the Supreme Court Act 1981 or any court appointed Receiver or any other Receiver appointed over any of its assets which, in the opinion of the Board, are material to the Club’s ability to fulfill its obligations as a Member; or

10.1.4                  has its shareholders pass a resolution pursuant to section 84(1) of the 1986 Act to voluntarily wind it up: or

10.1.5                  has a meeting of its creditors convened pursuant to section 95 or section 98 of the 1986 Act; or

10.1.6                  has a winding up order made against it by the Court under section 122 of the 1986 Act or a provisional liquidator is appointed over it under section 135 of the 1986 Act; or

10.1.7                  ceases or forms an intention to cease wholly or substantially to carry on its business save for the purpose of reconstruction or amalgamation otherwise in accordance with a scheme of proposals which have previously been submitted to and approved in writing by the Board; or

10.1.8                  enters into or is placed into any insolvency regime in any jurisdiction outside England and Wales which is analogous with the insolvency regimes detailed in Articles 10.1.1 to Articles 10.1.6 hereof then the Board may at any time thereafter by notice in writing call upon the relevant Successor to transfer the Ordinary Share held by such Member to such person as the Board shall direct at a price of £1 and on receipt of such notice the Member shall thereupon cease to be entitled to be a Member of the League.

10.2                        If any Member shall cease to be entitled to be a member of the League pursuant to the provisions of the Rules, then that Member, shall, on receiving notice in writing from the Board to that effect, transfer its Ordinary Share to such person as the Board shall direct at a price of £1.

10.3                        Any Member ceasing to be entitled to be a member of the League as referred to in Article 10.1 or 10.2 shall, as from the date of receiving the notice therein referred to, have no rights in relation to the Ordinary Share held by it save in relation to Articles 80 and 81.

10.4                        If any Member or its Successor (as the case may be) shall fail to transfer such Member’s Ordinary Share in accordance with and within seven days of the notice in writing by the Board calling for the transfer of the same, the Board may authorise either Director to execute a transfer thereof in favour of a person entitled to be a member of the League and a transfer so executed shall be as valid and effective as if the same had been executed by the Member or its Successor (as the case may be) and the transferee shall be entered into the register of Members as the holder of such Ordinary Share accordingly.

10.5                        On registration of the transfer of an Ordinary Share held by a Member, executed by such Member, its Successor or either Director (as the case may be) pursuant to the provisions of this Article 10, the Member shall cease to be a Member.

11.1                        No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to any Ordinary Share.

11.2                        If the Board refuses to register a transfer of an Ordinary Share, the Board shall, within two months after the date on which the instrument of transfer was lodged with the Company, send to the transferee notice of the refusal.

11.3                        The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

Excess Shares

12.1                        In the event that the maximum number of Association Football clubs entitled to be members of the League in accordance with the Articles or the Rules is less than the number of Ordinary Shares then in issue then, unless the excess of such Ordinary Shares shall be purchased by the

Company or otherwise redeemed in accordance with the provisions of the Act, such excess Ordinary Shares shall be transferred to and be registered in the name of the Secretary and, whilst so registered, such Ordinary Shares shall carry no voting, dividend or other rights, including on any winding up of the Company.

12.2                        On any change of the Secretary, any Ordinary Shares so registered in the name of the Secretary shall forthwith be transferred into the name of the person holding such office following such change and in the event that such shares shall not be so transferred within fourteen days of the change of the Secretary, the Board may authorise either the Director to execute a transfer of such shares in favour of the Secretary for the time being of the Company and a transfer so executed shall be as valid and effective as if the same had been executed by the holder of such shares and the transferee Secretary shall be entered in the register as the holder of such Ordinary Shares accordingly.

Alteration of Share Capital

13.                               The Company may by Resolution cancel Ordinary Shares which, at the date of the passing of the Resolution, have not been issued and allotted or agreed to be issued and allotted to any Association Football club entitled thereto and diminish the amount of its share capital by the amount of the shares so cancelled.

14.                               Subject to the provisions of the Act, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account.

Purchase of Own Shares

15.                               Subject to the provisions of the Act, the Company may purchase its own shares (including any redeemable shares) and make a payment in respect of the redemption or purchase of its own shares otherwise than out of distributable profits of the Company or the proceeds of a fresh issue of shares.

Rules

16.1                        The Company may by Resolution make and adopt and from time to time amend the Rules for the purpose of regulating all matters affecting the organisation and management of the League to the extent not provided for in, and so far as the same do not conflict with, the provisions of the Articles.

16.2                        Unless otherwise stated in the Articles or the Rules, the provisions of the Articles shall prevail in the event of any conflict with any of the provisions of the Rules.

General Meetings

17.1                        A General Meeting may be convened by the Board at any time.

17.2                        If there are at any time less than two Directors then a continuing Director or the Secretary may convene a General Meeting for the purposes referred to in Article 56.1.

17.3                        The Board shall convene each year at approximately quarterly intervals not less than four General Meetings (to include an annual general meeting) to be held at such time and at such place as the Board shall determine.

17.4                        The Board (and if there are less than two Directors, a continuing Director or the Secretary) shall on receipt by the Company of the requisition to that effect from two or more Members forthwith proceed to convene a General Meeting (other than an annual general meeting) for a date not later than:

17.4.1                  twenty eight clear days after the receipt of such requisition if it is signed by less than two thirds in number of the Members; or

17.4.2                  fourteen clear days after the receipt of such requisition if it is signed by two thirds or more in number of the Members; or

17.4.3                  twenty one clear days after receipt of such requisition if the meeting is for any of the purposes referred to in Articles 18.1.2, 18.1.3, or 18.1.4.

Notice of General Meetings(1)

18.1                        At least twenty one clear days’ notice in writing shall be given for:

18.1.1                  any annual general meeting;

18.1.2                  any meeting at which it is proposed to pass a special resolution or an elective resolution;

18.1.3                  any meeting at which it is proposed to pass a Resolution appointing a person as a Director;

18.1.4                  any meeting at which it is proposed to make, adopt or amend the Rules.

18.2                        At least fourteen clear days’ notice in writing shall be given for any other General Meeting.

19.                               The notice of a General Meeting shall specify the time and place of the meeting, the general nature of the business to be transacted and shall include a statement that a Member entitled to attend and vote is entitled to appoint one or two proxies to attend and vote instead of that Member and that a proxy need not also be a Member and, in the case of an annual general meeting, shall specify the meeting as such.

(1) By elective resolution passed at a General Meeting of Shareholders held on 3rd December 1998 it was resolved that the provisions of Section 369(4) and Section 378(3) of the Companies Act 1985 (as amended by the Companies Act 1989) are to have effect in relation to the Company as if, for the references, in those sections, to 95%, there were substituted references to 90%.

Accordingly any agreement of the members to the calling of a general meeting on short notice (Section 369) or to consider a special resolution at a General Meeting on short notice, requires the agreement of a majority of 90% (rather than 95%) in number, of the members having the right to attend and vote at a meeting.

20.                               Notice of any General Meeting shall be given to the Special Shareholder, all the Members, any Successor of a Member and to each Director and the auditors.

21.                               The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any member or person entitled to receive notice shall not invalidate the proceedings at that meeting.

Proceedings at General Meetings

22.                               No business shall be transacted at any General Meeting unless a quorum is present. Save as otherwise provided in these Articles, two thirds in number of the Members who are present by a Representative or by proxy shall constitute a quorum for all purposes.

23.                               If such a quorum is not present within half an hour from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and place or to such time and place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the notice of the meeting shall be deemed to be, and the meeting shall be, cancelled.

24.                               The Chairman, or, in his absence, the Chief Executive, shall preside as chairman of the meeting. If neither Director is willing to act as chairman, or if neither Director is present within fifteen minutes after the time appointed for holding the meeting, the Members present shall elect one of the Representatives of a Member who is present to be the chairman of the meeting.

25.                               Notwithstanding that he is not a Member, a Director shall be entitled to attend and speak at any General Meeting.

26.                               The chairman of the meeting may, with the consent of a General Meeting at which a quorum is present (and shall, if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at an adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. When a meeting is adjourned for thirty days or more notice shall be given in accordance with Article 18 specifying the time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any such notice.

27.                               Except where the Act specifies that a particular resolution of the Company requires a greater majority, two-thirds of such Members who are present and who vote by their Representative or by proxy at a General Meeting of which notice has been duly given shall be required for the passing of all resolutions of the Company.

28.                               A resolution put to the vote of a General Meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands, a poll is duly demanded. Subject to the provisions of the Act, a poll may be demanded:

28.1                           by the chairman of the meeting; or

28.2                           by at least two Members;

and a demand by a person as Representative of or proxy for a Member shall be the same as a demand by the Member.

29.                               Unless a poll is duly demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost, or not carried by a particular majority, and an entry to that effect in the minutes of the General Meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

30.                               The demand for a poll may, before the poll is taken, be withdrawn, but only with the consent of the chairman of the meeting and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made.

31.                               A poll shall be taken as the chairman of the meeting directs and he may fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

32.1                        A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or at such time and place as the chairman of the meeting directs not being more than thirty days after the poll is demanded. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

32.2                        No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven clear days’ notice shall be given specifying the time and place at which the poll is to be taken.

33.                               A resolution in writing signed on behalf of all the Members by a Representative of each of them shall be as valid and effective as if it had been passed at a General Meeting duly convened by notice appropriate thereto and held. Any such resolution may consist of several documents in the like form each signed on behalf of one or more of the Members by a Representative of each of them.

Votes of Members

34.                               Every Member present at a General Meeting by a Representative or proxy shall have one vote whether on a show of hands or on a poll.

35.                               No objection shall be raised to the qualification of any Representative or proxy except at the General Meeting or adjourned meeting at which the vote objected to is tendered, and every vote not disallowed at the meeting shall be valid. Any objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

Representatives

36.1                        Any director or the secretary of a Club shall be entitled to act as the Representative of the Club at, and for all the purposes of business at, any General Meeting. A Club may separately or additionally, by resolution of its directors, authorise any other person as it thinks fit (not being a director or the secretary as aforesaid) to act as the Representative of the Club at any General Meeting. The Board may require reasonable evidence of any such authorisation.

36.2                        A Representative shall be entitled to exercise all the powers of a Member for whom he acts as Representative.

36.3                        Each Club shall, on becoming a Member, or when so requested by the Secretary, give notice to the Secretary, setting out, in such order or priority as the Club shall determine, details of each of its directors, secretary and any other individual who has been authorised by the Club to act as its Representative at General Meetings and shall from time to time send to the Secretary details of any changes in such persons.

36.4                        A Representative shall be entitled to attend and where appropriate vote at a General Meeting notwithstanding that the member of which he is the Representative has appointed a proxy to attend the same.

Proxies

37.1                        An instrument appointing a proxy shall be in writing, signed on behalf of the Member by one of its directors or its secretary or any person authorised by the Member to sign the same and shall be in the usual common form or in such form as the Board shall approve.

37.2                        Unless otherwise indicated on the instrument appointing the proxy, the proxy may vote or abstain from voting as such proxy shall think fit.

38.                               The instrument appointing a proxy and (where such instrument is not signed by a director or the secretary of a Member) a copy of the authority under which it is signed shall be in writing and may:

38.1                           be deposited at the League Office or with the Secretary at any time before the time of the General Meeting which the person or persons named in the instrument propose to attend unless otherwise specified in the notice convening such General Meeting; or

38.2                           in the case of a poll taken more than forty eight hours after it is demanded, be deposited as aforesaid after the poll has been demanded and before the time appointed for the taking of the poll; or

38.3                           where the poll is not taken forthwith but is taken not more than forty eight hours after it was demanded, be delivered at the General Meeting at which the poll was demanded to the chairman of the meeting or to the Secretary.

39.                               The chairman of the meeting may in his discretion permit the appointment of a proxy other than as provided herein if the circumstances arise which prevent a Member attending a General Meeting.

Voting

40.1                        A maximum of two Representatives or proxies of a Club shall be entitled to attend General Meetings but, in the event that more than one of such Representatives or proxies shall attend then, whilst such Representatives or proxies shall be entitled to speak, only the Representative present who is senior in order of priority in the notice referred to in Article 36.3 or, (if no Representative but more than one proxy is present), only the first named proxy shall be entitled to vote at such General Meeting on behalf of the Club.

40.2                        Unless otherwise agreed by the Board or by a majority of the Members present at any General Meeting, no other Representative, proxy or any other person representing a Club shall be entitled to attend General Meetings and in any event such person, shall not be entitled to speak thereat unless invited to do so by the chairman of the meeting.

41.                               A vote given or poll demanded by the Representative or proxy of a Member shall be valid notwithstanding the previous termination of the authority of the person voting or demanding a poll unless notice of such termination was received by the Company at the League Office (or at such other place at which the instrument of proxy was duly deposited) before the commencement of the General Meeting or adjourned meeting at which the vote is given or the poll demanded or (in the case of a poll taken otherwise than on the same day as the General Meeting or adjourned meeting) the time appointed for taking the poll.

Number and Appointment of Directors

42.                               The Board shall consist of two Directors one of whom shall be the Chairman (who shall be non executive) and the other shall be the Chief Executive.

43.                               A Director need not hold any shares of the Company to qualify him as a Director but he shall be entitled to attend and speak at all General Meetings.

44.                               No person shall be appointed or re-appointed as Chairman or as Chief Executive except pursuant to a Resolution and unless:

44.1                           such person is proposed by the Board and notice of intention to propose such person is included in the notice of the General Meeting at which the Resolution is to be proposed; or

44.2                           where the General Meeting has already been convened, not less than fourteen and, where the General Meeting has not already been convened, not less than twenty two and, in any case not, more than thirty five clear days before the date appointed for a General Meeting, a notice signed by a Member has been given to the Company of the intention to propose that person for appointment or re-appointment; and

44.3                           in either case, his appointment or re-appointment has been or is endorsed by the Special Shareholder (such endorsement not to be unreasonably withheld, refused or delayed).

45.                               The terms and conditions relating to the appointment or re-appointment of, and the remuneration and other terms and other conditions of service of, the Chairman and the Chief Executive shall be determined or confirmed by Resolution.

46.                               Subject to the requirements of the Act, and without prejudice to any claim or rights in respect of any breach of contract between the Company and such person, the Members may by Resolution terminate the appointment of the Chairman or Chief Executive (as the case may be).

Powers of the Board

47.                               Subject to the Memorandum and the Articles the affairs of the Company shall be managed by the Board subject always to any directions from time to time given and any policy resolved upon by the Members in General Meeting.

48.                               The Board shall:

48.1                           manage the affairs of the Company including the operation of the League and the operation and implementation of the Rules;

48.2                           exercise all powers of the Company but subject always to such powers of supervision and policy direction as the Members in General Meeting may from time to time exercise or give;

48.3                           take such executive steps as it considers necessary to give effect to any policy resolved upon by the Members in General Meeting;

48.4                           make such recommendations to the Members on such matters of importance to the Company as it considers appropriate; and

48.5                           subject to the provisions of the Articles and the Act, determine any and all matters of procedure to be followed by the Company.

49.                               The Board shall not in relation to any dealings relating to television, broadcasting, sponsorship or like transactions or other matters materially affecting the commercial interests of the Members enter into any contract or agreement or conduct themselves in any way as would bind the Company to any contract or agreement without the prior authority or approval by Resolution of the Members.

50.                               No alteration of the Memorandum or the Articles nor any direction of the Members shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given.

Delegation of the Board’s Powers

51.                               The Board may delegate to the Chief Executive such of its powers as the Board considers desirable to be exercised by him.

52.                               Any such delegate under Article 51 may be made subject to any conditions the Board or the Members by Resolution may impose, and either collaterally with or to the exclusion of the Board’s own powers and any such delegation may be revoked or altered.

53.                               The Board may appoint any person or group of persons (including any person who is a Representative of a Club) to carry out or undertake such specific duties for the Company with such powers and authority as it shall determine and, in relation thereto, the Board shall be entitled to remunerate or pay such fees to such person for such duties on such basis and on such terms and conditions, as the Board shall determine.

Borrowing Powers

54.                               The Board may with the prior approval or authority of a Resolution exercise all the powers of the Company to borrow or raise money and to mortgage or charge its assets and, subject to Section 80 of the Act, to issue debenture stock and other debt securities as security for any debt, liability or obligation of the Company or of any third party.

Disqualification and Removal of Directors

55.                               The office of a Director shall be vacated upon the happening of any of the following events:

55.1                           if he resigns his office by notice in writing under his hand to the Secretary sent to or left at the League Office;

55.2                           if he becomes bankrupt or makes any arrangement or composition with his creditors generally;

55.3                           if he is, or may be, suffering form mental disorder and either:

55.3.1                  he is admitted to hospital in pursuance of an application for admission for treatment under the Mental Health Act 1983 or, in Scotland, an application for admission under the Mental Health (Scotland) Act 1984, or

55.3.2                  an order is made by a court having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs;

55.4                           if he dies;

55.5                           if he ceases for any cause to hold office as Chairman or Chief Executive (as the case may be);

55.6                           f he ceases to be a Director by virtue of any provision of the Act or becomes prohibited bylaw from being a director;

55.7                           if he attains the age of 70.

56.1(2)         In the event of a vacancy occurring on the Board, the continuing Director shall forthwith convene a General Meeting for the purpose of appointing a Director to fill that vacancy and may appoint as a Director a person who is willing to act to be the acting Chairman or Chief Executive, as the case may be. The acting Chairman or Chief Executive so appointed shall hold office until the General Meeting convened as aforesaid shall be held and if not reappointed thereat shall vacate office at the conclusion thereof.

56.2                        Pending such General Meeting an acting Chairman or Chief Executive (as the case may be) appointed as aforesaid shall be treated as and shall have all the powers and duties of the Chairman or the Chief Executive (as the case may be) for all the purposes of the Articles.

(2) By Resolution signed by all the Members on 11th March 1999 the words “(not then being an officers of a Club)” were deleted from this Article.

Directors’ Expenses

57.                               A Director and any person appointed by the Board under Article 53 may be paid all reasonable travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the Board or otherwise in connection with the discharge of their duties.

Directors’ Interests

58.                               Subject to the provisions of the Act and provided that he has disclosed to the Members the nature and extent of any material interest which he has, and obtained the consent of the Members by Resolution, a Director notwithstanding his office:

58.1                           may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested;

58.2                           may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested; and

58.3                           shall not, by reason of his office, be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

59.                               For the purpose of Article 58:

59.1                           a general notice given to the Members that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified; and

59.2                           an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Proceedings of the Board

60.                               Subject to the provisions of the Articles and the Rules, the Board may regulate its proceedings as it thinks fit. A Director may, and the Secretary at the request of a Director shall, call a meeting of the Board. Any question arising at a meeting of the Board on which the Directors are not unanimous shall be referred to the Members at the next General Meeting.

61.                               The quorum for the transaction of the business of the Board shall be two Directors.

62.                               If the number of Directors is less than two, the continuing Director may act only for the purpose of calling a General Meeting or for the purposes referred to in Article 56.1.

63.                               The Chairman shall be the chairman of all meetings of the Board.

64.                               All acts done by a meeting of the Board, or by a person acting as a Director (as provided by the Articles) shall, notwithstanding that it be afterwards discovered that there was a defect in the appointment of the Director or such other person or that any of them was disqualified from holding office, or if a Director, had vacated office, or was not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and, if a Director, had continued to be a Director and had been entitled to vote.

65.                               A resolution in writing signed by the Directors shall be as valid and effective as if it had been passed at a meeting of the Board and may consist of several documents in the like form each signed by one of the Directors.

66.                               Without prejudice to Article 65, a meeting of the Board may consist of a conference between the Chairman and the Chief Executive who are not both in one place, but where each is able (directly or by telephonic communication) to speak to the other, and to be heard by the other simultaneously. A Director taking part in such a conference shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. Such a meeting shall be deemed to take place where the Chairman then is and the Chief Executive shall be required to prepare a minute of such meeting. In relation to any meeting of the Board reference to the word “meeting” in the Articles shall be construed accordingly.

67.                               Unless authorised by a Resolution to do so, a Director shall not vote at any meeting of the Board or on any resolution concerning a matter in which he has, directly or indirectly, an interest or duty which is material and which conflicts or may conflict with the interests of the Company but shall nevertheless be counted in the quorum of Directors present at that meeting.

Secretary

68.                               Subject to the provisions of the Act, the Secretary shall be appointed by the Board subject to ratification by the Members in General Meeting for such term, at such remuneration and upon such terms and conditions as the Board thinks fit and any Secretary so appointed may be removed by the Board or by Resolution of the Members.

Minutes

69.                               The Board shall cause minutes to be made in books kept for the purpose of all proceedings at General Meetings, of all Resolutions passed by the Members and of all meetings of the Board, including the names of the Directors present at each of such Board meetings. The Board shall cause all such minutes to be circulated to Members within fourteen days of the date of any such meeting.

Execution of Documents

70.                               The Seal shall only be used pursuant to the authority of the Board. The Board may determine who shall sign any instrument to which the Seal is affixed and unless otherwise so determined it shall be signed by the two Directors or one Director and the Secretary. Any document signed by two Directors or one Director and the Secretary and expressed (in whatever form of words) to be executed by the Company has the same effect as if executed under the Seal.

Dividends

71.1                        No dividend shall be declared or paid in respect of any share except pursuant to a Resolution in General Meeting.

71.2                        For the avoidance of doubt, Article 71.1 shall not affect the provisions relating to payments to Members in respect of broadcasting or sponsorship or other income received by the Company which shall be as laid down from time to time in the Rules and which shall be implemented by the Board in accordance with the Rules.

Accounts

72.                               No member or other person has any right to inspect any accounting record or book or document of the Company unless:

72.1                           he is entitled by law;

72.2                           he is authorised to do so by the Board; or

72.3                           he is authorised to do so by a Resolution.

Notices

73.1                        A notice calling a meeting of the Board need not be in writing.

73.2                        Any other notice to be given to or by any person pursuant to the Articles shall be in writing.

74.                               Any notice or other document may be served or delivered by the Company on or to any Member or any Director either personally, or by sending it by post addressed to the Member or Director at his registered address or by facsimile transmission or electronic mail or other instantaneous means of transmission to the number or other transmission address or identification provided by the Member or the Director for this purpose, or by leaving it at its registered address addressed to the Member or the Director, or by any other means authorised in writing by the Member or Director concerned.

75.                               Any notice or other document, which is sent by post, shall be deemed to have been served or delivered twenty four hours after posting and, in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post. Any notice or other document left at a registered address otherwise than by post, or sent by facsimile transmission or electronic mail or other instantaneous means of transmission, shall be deemed to have been served or delivered when it was left or sent.

76.                               Without prejudice to the provisions of Article 75 relating to service or delivery of any notice or document any notice or document not posted or delivered personally shall also be confirmed by sending or delivering a copy thereof by post or personally as provided in Article 74 but so that, in any such case, the accidental omission to so post or serve the same or non receipt of the same shall not invalidate the due service or delivery of the notice or other document in question.

77.                               A Member present, either by Representative or by proxy, at any General Meeting shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

78.                               A notice may be given by the Company to a Successor of a Member in consequence of the insolvency, administration or receivership of a Member, by sending or delivering it, in any manner authorised by the Articles for the giving of notice to a Member, addressed to the Member by name or to the Successor at the address, if any, within the United Kingdom supplied for that purpose by the Successor. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the insolvency, administration or receivership had not occurred.

Rules of The Football Association

79.                               The Company shall adhere to and comply with the Football Association Rules.

Winding Up

80.                               On the winding-up of the Company the surplus assets shall be applied first, in repaying to the Members the amount paid on their shares respectively and, if such assets shall be insufficient to repay the said amount in full, they shall be applied rateably.

81.                               If the surplus assets shall be more than sufficient to pay to the Members the whole amount paid upon their shares, the balance shall be paid over to The Football Association Benevolent Fund or to such other charitable or benevolent object connected with Association Football as shall be determined by Resolution at or before the time of winding-up and approved by The Football Association.

Indemnity

82.                               Subject to the provisions of the Act, but without prejudice to any indemnity to which a Director may otherwise be entitled, every Director or other officer or auditor of the Company shall be indemnified out of the assets of the Company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the Company.

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MISCELLANEOUS

POINTS BASED SYSTEM

GOVERNING BODY ENDORSEMENT REQUIREMENTS FOR PLAYERS

Background

This document explains the criteria necessary for football clubs to become Sponsors and obtain Governing Body Endorsements for individual players under Tiers 2 and 5 of the UK Border Agency Points Based System for the 2011/12 season.

Consultation

The following criteria have been agreed by the UK Border Agency following consultation between the FA, the Premier League, the Football League, the Professional Footballers’ Association, the League Managers’ Association and the other Home Associations of the Scottish FA, the FA of Wales and the Irish FA.

Duration

The criteria will apply for season 2011/12 and will be effective from 1st May 2011 through to 30th April 2012. The criteria will be reviewed in early 2012 in order that revised criteria may be issued by the 1st May 2012 to operate for season 2012/13.

Sponsorship

To be eligible to become a Sponsor and issue Certificates of Sponsorship a club must be in membership of the Premier League or the Football League. A Sponsor’s licence issued under Tier 2 or Tier 5 is valid for a period of 4 years, after which time it may be renewed. Clubs should note that a Sponsor’s licence may be revoked at any time if the Sponsor is seen to be failing in its compliance with its duties.

Length of Season

For the purposes of PBS, the playing season for this sport is from August to May. This may vary slightly from season to season depending on the arrangement of the first and last matches.

Criteria for Players

To be eligible for a Governing Body Endorsement under PBS:

1.                                       The applicant club must be in membership of the Premier League or Football League. During the period of endorsement, the player may only play for clubs in membership of those leagues (i.e. the player may not be loaned to a club below the Football League);

2.                                       The player must have participated in at least 75% of his home country’s senior competitive international matches where he was available for selection during the two years preceding the date of the application; and

3.                                       The player’s National Association must be at or above 70th place in the official FIFA World Rankings when averaged over the two years preceding the date of the application.

Competitive matches

The definition of a senior competitive international match is a:

•                                          FIFA World Cup Finals match;

•                                          FIFA World Cup Qualifying group match;

•                                          FIFA Confederations Cup matches; and

•                                          Continental Cup Qualifiers and Finals matches, for example:

•                                          UEFA European Championships and Qualifiers;

•                                          CAF African Cup of Nations and Qualifiers;

•                                          AFC Asia Nations Cup and Qualifiers;

•                                          CONCACAF Gold Cup;

•                                          CONCACAF Copa Caribe;

•                                          UNCAF Nations Cup

•                                          CONMEBOL Copa America;

•                                          OFC Nations Cup

International appearances

When submitting an application, clubs should provide written confirmation of the player’s international appearance record over the preceding two years, highlighting those matches where the player took part, as well as those for which he was unavailable for selection due to injury or suspension. Confirmation of the player’s appearances should be obtained from his National Association. If this is not possible, the information will be independently verified by the FA through all available sources. A decision cannot be made until this process has been completed and any relevant supporting evidence is submitted.

Injury and suspension

If a player was not available for selection for a match or series of matches due to injury or suspension and provided that written evidence is submitted to this effect, those games will be excluded from the total when calculating the player’s appearance percentage. Ideally, evidence should be obtained from the player’s National Association or club doctor, stipulating which games the player missed through injury.

Please note that, where a player does not take part in a match, he will not be considered as injured if he was listed as a substitute and therefore any such matches will be counted as non-appearances when calculating the player’s appearance percentage.

FIFA rankings

There are currently 207 international teams listed in the official FIFA World Rankings. Those countries which have regularly achieved a 70th placing or higher over a period of two years are regarded as nations who have competed regularly at a highly competitive international level and have players of the highest standard who have contributed consistently to the achievement of that ranking.

The FA will produce the aggregated two-year rankings list on a monthly basis when the FIFA World Rankings are published. These will be made available on TheFA.com and those countries ranked at 70th or above in the most recent list at the time of application will be considered to have met the criterion.

Length of issue

Governing Body Endorsements should be issued for a period appropriate to the tier under which the application is being made, that is:

•                                          Tier 2 (Sport)

Initial application - for the length of the player’s contract or up to three years, whichever is the shorter period.

Extension application - for the length of the player’s contract or up to two years, whichever is the shorter period. A subsequent extension of a further two years is possible when the first extension is about to expire. Where a player is currently registered under a work permit and an extension will transfer him into the Points Based System, his initial period of leave under Tier 2 may be for a maximum of three years; thereafter, any extensions will be for a maximum of two years.

Please note that applications made under Tier 2 will be subject to any player who is not from a majority English-speaking country passing an accredited English Language Test.

•                                          Tier 5 (Sporting)

Length of the player’s contract or up to 12 months, whichever is the shorter period. No in-country extensions are possible of more than a total period of 12 months. For example if a player initially had six months approval he would be allowed to apply for an extension in-country up to another six months. If a club wishes to continue to employ a player beyond 12 months, the individual will have to return overseas to make a new application.

Tier 5 to Tier 2 switching

Players may enter under Tier 5 without the need to demonstrate the competency in English required under Tier 2. Players may then apply to switch to Tier 2 once they have passed the English Language Test. For this, the club will need to submit a new application so that they may be issued with a new endorsement and subsequently produce a new Certificate of Sponsorship under Tier 2. The application to switch into Tier 2 may be made in-country.

If, at the end of the 12 month period, the player has been unable to meet the English language requirement, he will need to return home and obtain entry clearance for a further 12 month period under Tier 5.

Where a player wishes to switch into Tier 2 for the remainder of his employment and he does not meet the criteria for initial applications, the application will be dealt with by consultation with the relevant football governing bodies in a similar way to extension applications. If approval is not given for the application to be progressed automatically, however, an appeal panel will be required.

Extension applications

Where the player is extending his employment with the same club

If a club wishes to retain the services of a player, they should submit a new application before the work permit or Certificate of Sponsorship expires. If the criteria are satisfied, an endorsement will be issued for the period of their contract, up to a maximum of two years.

Where the player does not satisfy the criteria, the FA will consult with the other relevant football bodies by email, providing any details put forward by the club in favour of that individual. If it is their unanimous recommendation that the application does not need to be considered by a panel, then the case can be processed without.

If the football bodies do not unanimously agree to the renewal then the club may request that it be considered by a panel.

Changes during the period of approval

Change of employment

A club wishing to sign a player from another United Kingdom club must submit an application to the FA. If the criteria are satisfied, a Governing Body Endorsement will be issued for a maximum of three years in respect of his employment with the new club.

If the criteria are not satisfied, the FA will consult with the relevant football bodies by email, providing any details put forward by the club in favour of the player, such as his appearance record for that club and details of how far he meets the criteria. If it is their unanimous recommendation that the application does not need to be considered by a panel, then the case can be processed without. If any party expresses concern about the application, an appeal panel will be required.

Temporary transfer of registration (loans)

For the purpose of these requirements, loans are defined as temporary transfers which do not extend beyond the end of the season in which the registration is temporarily transferred. Loans are only permissible within the player’s current period of approval and should not be used to avoid making extension or change of employment applications.

•                                          To another club in the UK

If a player on a work permit or Certificate of Sponsorship is moving to another club in the UK on a loan basis, his parent club must notify UKBA of the fact that he has temporarily moved location. This should be done via the Sponsor Management System for players with approval under the Points Based System or by Notification of a Technical Change of Employment for players currently registered under a work permit.

There is no requirement for the loanee club to submit an application to the FA or for the player to meet any conditions such as the English Language Test. The loaning club retains overall responsibility for the player as his employer and Sponsor and he is granted permission to move temporarily under the provisions of his current leave, provided that the Certificate of Sponsorship issued by the loaning club is valid for the duration of the loan period. If the loan is later made permanent, the new club will, at this time, have to make a fresh application on behalf of the player. Clubs should note that the change of employment process must be fully completed before the player can play as a permanent employee of the new club.

•                                          To a club outside the UK

Where a player is moving to a club outside the UK on a temporary transfer basis, his parent club must again inform UKBA of the player’s technical change of employment. When the player returns to his parent club after the loan period, he does not need to be tested again against the entry criteria and may simply resume his employment with his original club (providing his existing leave remains valid beyond the date of his return), on the basis that he has an existing Certificate of Sponsorship and has already met the entry requirements at the beginning of his employment with that club.

•                                          From a club outside the UK

Any player joining an English club on loan from an overseas club (outside the UK) must meet all the requirements of Tier 2 or Tier 5 and therefore an application must be submitted to the FA. International loan players are also subject to appeal panels if they do not meet the criteria.

Contract changes or re-negotiation during the period of approval

Where a club wishes make significant changes to the terms and conditions of the player’s contract, for instance to improve his salary or length of contract part-way through the approved period, the club should notify UKBA of this. Where the player is registered under the work permits system, the club should submit a new application. Where the player is registered under the Points Based System, the club may report the change through the Sponsor Management System.

If a new application is required and the criteria are not met:

•                                          Where the player’s initial contract was for 12 months or longer, the FA will consult with the other relevant football bodies by email. They will ask whether the application needs to be considered at a panel. If the football bodies recommend unanimously they are satisfied that the changes do not need to be considered by a panel, then the case can be processed without one. If any of the governing bodies have concerns with the application, a panel will be arranged.

•                                          Where the player’s initial contract was for less than 12 months, a panel will be arranged as normal.

Trials arrangements

GBEs will not be issued to clubs for the purpose of having players to trial with them. Clubs may wish to approach the Immigration Enquiry Bureau on 0870 606 7766 for further information should they wish to consider taking a non-European Economic Area (EEA) player on trial.

International transfer windows

Governing Body Endorsements may be applied for by clubs at any time and will be considered against the criteria as above. Clubs should take into consideration the fact that a Governing Body Endorsement for a player, once issued, must be used within two months, unless that club has the express approval of the FA.

Panels

Where an application does not meet the published criteria, a club may request an appeal panel to consider the player’s skills and experience. In these cases the FA will refer the club’s evidence to an independent panel (please see Panel Terms of Reference and Operating Procedures).

The remit of the panel is:

•                                          To consider whether the player is of the highest calibre.

•                                          To consider whether the player is able to contribute significantly to the development of the game at the top level in England.

Clubs should note that, in respect of any application, there will only be one panel available (ie a panel and recommendation, followed by a decision). A club should therefore ensure that all evidence it wishes to present in support of its application is presented to the panel.

If the club has previously made an application that was unsuccessful at panel a further panel cannot be requested for the same player within four months of the original appeal date.

Ceasing the employment of players

If a club ceases to employ a player prematurely, they must inform the UK Border Agency.

Fees

An administration fee of £400 plus VAT will be charged for each application for a GBE.

The cost of an application that is referred to a panel will be £1000 plus VAT to cover the fees and travel of the independent experts. The costs of the representatives of the FA, League and PFA will be met by their own organisations. Each club will meet its own costs of appeal.

Leave to remain/Visas

This guidance should be used in conjunction with the relevant advice issued by the UK Border Agency. The FA is not registered to give advice on immigration routes or processes or to advise on an individual’s immigration status. Information on aspects of immigration policy and law can be found on the UK Border Agency website at www.ukba.homeoffice.gov.uk or you may wish to seek advice from an OISC registered advisor or someone who is otherwise exempt from such a registration requirement, for example, a qualified solicitor.

Clubs are advised to allow sufficient time for entry clearance to be granted. The time taken may vary depending upon where the player is making his application. Service standards for each post are set out on the UKBA website at www.ukvisas.gov.uk/en/aboutus/customerservicestandards. This site also contains a guide to Visa processing times for specific overseas posts.

Please note that an individual’s personal and immigration history may be taken into account when their application is being considered.

Further information

This guidance is available on the websites of the FA (www.thefa.com), the Premier League (www.premierleague.com) and the Football League (www.football-league.co.uk).

Contacts

For any queries regarding these criteria or to discuss the application process for football, please contact:

Rachel Foster

Registrations Officer (PBS)

The Football Association

Wembley Stadium

PO Box 1966

London

SW1P 9EQ

Tel: 0844 980 8200 # 4629

Fax: 0844 980 0663

Rachel.Foster@TheFA.com

Please note that if your query extends beyond football and into immigration, you will be directed to the UK Border Agency.

UK Border Agency Help

If you are an employer or Sponsor and have a general query about the Sponsor application process under Tier 2 or Tier 5, please call the UKBA helpline on 0300 123 4699 or email SponsorshipPBSenquiries@ukba.gsi.gov.uk.

For specific enquiries regarding individual applications or about the migrant application process in general, please call the Immigration Enquiry Bureau on 0870 606 7766 or email UKBApublicenquiries@ukba.gsi.gov.uk.

For any technical problems with the Sponsor Management System, please call the SMS helpline on 0114 207 2900.

Details of the procedure in relation to Managers, Coaches and Directors of Football can be found on the Premier League website: www.premierleague.com

CONSTITUTION OF THE PROFESSIONAL

FOOTBALL NEGOTIATING AND CONSULTATIVE

COMMITTEE (ENGLAND AND WALES)

Title

1.                                      The committee shall be called the Professional Football Negotiating and Consultative Committee (P.F.N.C.C.).

Membership

2.                                      The committee shall consist of

(a)          four representatives from the Professional Footballers’ Association;

(b)         two representatives from The Football League Limited;

(c)          two representatives from The FA Premier League Limited;

(d)         one representative from The Football Association Limited;

(e)          the Chief Executive/Officers of each of the four bodies listed above.

Scope

3.                                      The committee shall have within its scope Professional Association Football Players employed by clubs in membership of The Football League Limited and The FA Premier League Limited.

Function

4.                                      The function of the committee shall be:

(a)          to consider questions concerning players’ remuneration and other terms and conditions of employment, including contractual obligations, minimum pay, bonuses governed by League rules, pensions, fringe benefits, holidays, standard working conditions and insurance, as well as procedural matters involving the negotiating machinery, and the contract appeals machinery. This should not be regarded as an exhaustive list. No major changes in the regulations of the Leagues affecting a player’s terms and conditions of employment shall take place without full discussion and agreement in the P.F.N.C.C.; and

(b)         to facilitate consultation between the parties on any matter relating to professional Association Football upon which any of the parties considers that the view of the P.F.N.C.C. would be desirable to help further the best interests of the game.

Chairman

5.                                      (a)          The committee shall appoint an independent chairman.

(b)         In the event of the unavoidable absence of the independent chairman, a meeting may be chaired by a member of the Committee by agreement of all the four bodies listed in Clause 2.

Secretary

6.                                      (a)          The Secretary of the Football League and the Chief Executive of the Professional Footballers’ Association shall act as joint secretaries of the P.F.N.C.C.

(b)         The administration and secretarial services to be provided by The Football League.

Executive Officer

7.                                      The persons listed in clause 2(e) above shall meet as and when necessary and in any event shall meet before any meeting of the P.F.N.C.C. in order to give preliminary consideration to items which are to appear on the Agenda for the next P.F.N.C.C. meeting.

Meetings

8.                                      (a)          There shall be four ordinary meetings of the P.F.N.C.C. each year. They shall take place on the first Thursday in July, October and April, and the second Thursday in January. At least 14 days’ notice of an ordinary meeting shall be given and the business of the meeting shall be stated in the notice.

(b)         Special meetings may be called at the discretion of the chairman at the request of any member. At least seven days’ notice of such meetings shall be given and the business of the meeting shall be stated in the notice.

(c)          Other parties may be invited to attend any meeting of the P.F.N.C.C. at the request of any member and at the Chairman’s discretion. The Chairman shall also be empowered to invite third parties to any meeting following consultation with the members.

(d)         The Football League and The FA Premier League shall communicate with those clubs employing the representatives of the Professional Footballers’ Association, and their deputies, and request that such representatives and deputies be given reasonable facilities to attend meetings of the P.F.N.C.C.

Minutes

9.                                      Full minutes of all meetings shall be drafted by the joint secretaries and chairman.

Resolution of differences

10.                               (a)          It shall be the duty of the members of the committee to take all reasonable steps to ensure the acceptance of agreements reached. Where appropriate, any of the bodies listed in Clause 2 may seek the assistance of the chairman in expounding and explaining agreements reached.

(b)         The parties to any dispute may by agreement seek the advice of the chairman on any matter before the committee.

(c)          The parties to any dispute may by agreement seek independent arbitration by the Conciliation and Arbitration Service or any other agreed independent arbitrator.

Sub-Committees

11.                               The committee shall have power to set up such sub-committees or joint working parties not restricted to members of the committee as it considers necessary. Full minutes of sub-committee meetings shall be kept and appended to minutes of meetings of the P.F.N.C.C. for distribution to members.

Finance

12.                               (a)          Each of the bodies listed in Clause 2 shall be responsible for meeting the expenses of its representative(s) for attending meetings.

(b)         The expenses of the chairman shall be shared equally by the bodies listed in Clause 2.

(c)          Any other expense shall be shared equally by the bodies listed in Clause 2, including the charges of The Football League Ltd for secretarial services.

Amendment of constitution

13.                               Alteration in the constitution of the committee shall only be considered at a meeting called specifically for that purpose and notice of any proposed alteration shall be given in writing 28 days previous to such meeting. Any alteration to the constitution shall only take effect after approval to it has been given by each of the bodies listed in Clause 2.

Press notice

14.                               After each meeting, where appropriate, an agreed press statement shall be made available and members shall refrain from any critical comment in the press, radio or on television.

Status of constitution

15.                               This constitution shall be presented to the next general meeting of the bodies listed in Clause 2. If approved by each of them it shall be regarded as an agreement binding on each and all of them and shall be appended to the rules of each body.

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BARCLAYS PREMIER LEAGUE

STATISTICS

PREMIER LEAGUE TABLE

SEASON 2010/11

			Home					Away
		Pld	W	D	L	For	Agt	W	D	L	For	Agt	GD	Pts
1	Manchester United	38	18	1	0	49	12	5	10	4	29	25	+41	80
2	Chelsea	38	14	3	2	39	13	7	5	7	30	20	+36	71
3	Manchester City	38	13	4	2	34	12	8	4	7	26	21	+27	71
4	Arsenal	38	11	4	4	33	15	8	7	4	39	28	+29	68
5	Tottenham Hotspur	38	9	9	1	30	19	7	5	7	25	27	+9	62
6	Liverpool	38	12	4	3	37	14	5	3	11	22	30	+15	58
7	Everton	38	9	7	3	31	23	4	8	7	20	22	+6	54
8	Fulham	38	8	7	4	30	23	3	9	7	19	20	+6	49
9	Aston Villa	38	8	7	4	26	19	4	5	10	22	40	-11	48
10	Sunderland	38	7	5	7	25	27	5	6	8	20	29	-11	47
11	West Bromwich Albion	38	8	6	5	30	30	4	5	10	26	41	-15	47
12	Newcastle United	38	6	8	5	41	27	5	5	9	15	30	-1	46
13	Stoke City	38	10	4	5	31	18	3	3	13	15	30	-2	46
14	Bolton Wanderers	38	10	5	4	34	24	2	5	12	18	32	-4	46
15	Blackburn Rovers	38	7	7	5	22	16	4	3	12	24	43	-13	43
16	Wigan Athletic	38	5	8	6	22	34	4	7	8	18	27	-21	42
17	Wolverhampton Wdrs	38	8	4	7	30	30	3	3	13	16	36	-20	40
18	Birmingham City	38	6	8	5	19	22	2	7	10	18	36	-21	39
19	Blackpool	38	5	5	9	30	37	5	4	10	25	41	-23	39
20	West Ham United	38	5	5	9	24	31	2	7	10	19	39	-27	33

PREMIER LEAGUE ATTENDANCES

SEASON 2010/11

Club	Average	Highest		Opposition
Arsenal	60,027	60,112	v	Chelsea
Aston Villa	37,220	42,786	v	Liverpool
Birmingham City	25,503	28,270	v	Newcastle United
Blackburn Rovers	25,008	29,847	v	Manchester United
Blackpool	15,772	16,094	v	Everton
Bolton Wanderers	22,870	26,881	v	Arsenal
Chelsea	41,428	41,829	v	Liverpool
Everton	36,067	39,673	v	Liverpool
Fulham	25,138	25,694	v	Manchester City
Liverpool	43,544	45,228	v	Arsenal
Manchester City	45,883	47,393	v	Arsenal
Manchester United	75,104	75,445	v	Chelsea
Newcastle United	47,867	51,996	v	Sunderland
Stoke City	26,861	27,566	v	Wigan Athletic
Sunderland	40,011	47,864	v	Newcastle United
Tottenham Hotspur	35,894	36,197	v	Bolton Wanderers
West Bromwich Albion	24,683	26,196	v	Liverpool
West Ham United	33,564	35,771	v	Liverpool
Wigan Athletic	16,976	22,132	v	West Ham United
Wolverhampton Wdrs	27,695	29,086	v	Blackpool

Average Attendance		35,356
Total Aggregate Attendance		13,435,212

PREMIER LEAGUE MATCH RESULTS

SEASON 2010/11

	Arsenal	Aston Villa	Birmingham City	Blackburn Rovers	Blackpool	Bolton Wanderers	Chelsea	Everton	Fulham	Liverpool	Manchester City	Manchester United	Newcastle United	Stoke City	Sunderland	Tottenham Hotspur	West Bromwich Albion	West Ham United	Wigan Athletic	Wolverhampton Wdrs
Arsenal		1-2	2-1	0-0	6-0	4-1	3-1	2-1	2-1	1-1	0-0	1-0	0-1	1-0	0-0	2-3	2-3	1-0	3-0	2-0
Aston Villa	2-4		0-0	4-1	3-2	1-1	0-0	1-0	2-2	1-0	1-0	2-2	1-0	1-1	0-1	1-2	2-1	3-0	1-1	0-1
Birmingham City	0-3	1-1		2-1	2-0	2-1	1-0	0-2	0-2	0-0	2-2	1-1	0-2	1-0	2-0	1-1	1-3	2-2	0-0	1-1
Blackburn Rovers	1-2	2-0	1-1		2-2	1-0	1-2	1-0	1-1	3-1	0-1	1-1	0-0	0-2	0-0	0-1	2-0	1-1	2-1	3-0
Blackpool	1-3	1-1	1-2	1-2		4-3	1-3	2-2	2-2	2-1	2-3	2-3	1-1	0-0	1-2	3-1	2-1	1-3	1-3	2-1
Bolton Wanderers	2-1	3-2	2-2	2-1	2-2		0-4	2-0	0-0	0-1	0-2	2-2	5-1	2-1	1-2	4-2	2-0	3-0	1-1	1-0
Chelsea	2-0	3-3	3-1	2-0	4-0	1-0		1-1	1-0	0-1	2-0	2-1	2-2	2-0	0-3	2-1	6-0	3-0	1-0	2-0
Everton	1-2	2-2	1-1	2-0	5-3	1-1	1-0		2-1	2-0	2-1	3-3	0-1	1-0	2-0	2-1	1-4	2-2	0-0	1-1
Fulham	2-2	1-1	1-1	3-2	3-0	3-0	0-0	0-0		2-5	1-4	2-2	1-0	2-0	0-0	1-2	3-0	1-3	2-0	2-1
Liverpool	1-1	3-0	5-0	2-1	1-2	2-1	2-0	2-2	1-0		3-0	3-1	3-0	2-0	2-2	0-2	1-0	3-0	1-1	0-1
Manchester City	0-3	4-0	0-0	1-1	1-0	1-0	1-0	1-2	1-1	3-0		0-0	2-1	3-0	5-0	1-0	3-0	2-1	1-0	4-3
Manchester United	1-0	3-1	5-0	7-1	4-2	1-0	2-1	1-0	2-0	3-2	2-1		3-0	2-1	2-0	2-0	2-2	3-0	2-0	2-1
Newcastle United	4-4	6-0	2-1	1-2	0-2	1-1	1-1	1-2	0-0	3-1	1-3	0-0		1-2	5-1	1-1	3-3	5-0	2-2	4-1
Stoke City	3-1	2-1	3-2	1-0	0-1	2-0	1-1	2-0	0-2	2-0	1-1	1-2	4-0		3-2	1-2	1-1	1-1	0-1	3-0
Sunderland	1-1	1-0	2-2	3-0	0-2	1-0	2-4	2-2	0-3	0-2	1-0	0-0	1-1	2-0		1-2	2-3	1-0	4-2	1-3
Tottenham Hotspur	3-3	2-1	2-1	4-2	1-1	2-1	1-1	1-1	1-0	2-1	0-0	0-0	2-0	3-2	1-1		2-2	0-0	0-1	3-1
West Bromwich Albion	2-2	2-1	3-1	1-3	3-2	1-1	1-3	1-0	2-1	2-1	0-2	1-2	3-1	0-3	1-0	1-1		3-3	2-2	1-1
West Ham United	0-3	1-2	0-1	1-1	0-0	1-3	1-3	1-1	1-1	3-1	1-3	2-4	1-2	3-0	0-3	1-0	2-2		3-1	2-0
Wigan Athletic	2-2	1-2	2-1	4-3	0-4	1-1	0-6	1-1	1-1	1-1	0-2	0-4	0-1	2-2	1-1	0-0	1-0	3-2		2-0
Wolverhampton Wdrs	0-2	1-2	1-0	2-3	4-0	2-3	1-0	0-3	1-1	0-3	2-1	2-1	1-1	2-1	3-2	3-3	3-1	1-1	1-2

PLAYER APPEARANCES AND GOALS

SEASON 2010/11

Arsenal	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Almunia, Manuel	8	0	6	0
Arshavin, Andrey	25	12	1	6
Bendtner, Nicklas	3	14	10	2
Chamakh, Maroune	18	11	7	7
Clichy, Gael	33	0	2	0
Denilson, Pereka Neves	6	10	8	0
Diaby, Vassiriki Abou	13	3	1	2
Djourou-Gbadjere, Johan D	20	2	9	1
Eboue, Emmanuel	8	5	19	1
Emmanuel-Thomas, Jay-Aston	0	1	1	0
Fabianski, Lukasz	14	0	7	0
Fabregas Soler, Francesc	22	3	0	3
Gibbs, Kieran James Ricardo	4	3	19	0
Henderson, Conor Alan	0	0	1	0
Koscielny, Laurent	30	0	1	2
Lehmann, Jens	1	0	9	0
Miquel-Pons, Ignasi	0	0	3	0
Nasri, Samir	28	2	1	10
Ramsey, Aaron James	5	2	2	1
Rosicky, Tomas	8	13	8	0
Sagna, Bacary	33	0	1	1
Shea, James	0	0	2	0
Song Bilong, Alexandre Dimitri	30	1	1	4
Squillaci, Sebastien	20	2	10	1
Szczesny, Wojciech Tomasz	15	0	14	0
Van Persie, Robin	19	6	3	18
Vela Garrido, Carlos Alberto	0	4	7	1
Vermaelen, Thomas	5	0	1	0
Walcott, Theo James	19	9	4	9
Wilshere, Jack Andrew	31	4	1	1

Aston Villa	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Agbonlahor, Gabriel	17	9	2	3
Albrighton, Marc Kevin	20	9	5	5
Baker, Nathan Luke	4	0	2	0
Bannan, Barry	7	5	9	0
Bent, Darren Ashley	16	0	0	9
Beye, Habib	2	1	3	0
Bradley, Michael Sheehan	0	3	5	0
Carew, John	6	4	2	0
Clark, Ciaran	16	3	10	3
Collins, James Michael	31	1	0	3
Cuellar Jimenez, Carlos Javier	10	2	17	0
Davies, Curtis	0	0	1	0
Delfouneso, Nathan	2	9	10	1
Delph, Fabian	4	3	4	0
Downing, Stewart	38	0	0	7
Dunne, Richard Patrick	32	0	1	0
Friedel, Bradley Howard	38	0	0	0
Guzan, Bradley Edwin	0	0	19	0
Herd, Christopher	1	5	7	0
Heskey, Emile William Ivanhoe	11	8	8	3
Hogg, Jonathan	5	0	6	0
Ireland, Stephen James	6	4	3	0
Johnson, Daniel Anthony	0	0	2	0
Lichaj, Eric Joseph	3	2	12	0
Lowry, Shane Thomas	0	0	3	0
Makoun, Jean II	7	0	2	0
Marshall, Andrew John	0	0	19	0
Milner, James Philip	1	0	0	1
Osbourne, Isaiah George	0	0	2	0
Petrov, Stiliyian Alyoshev	23	4	2	1
Pires, Robert	2	7	16	0
Reo-Coker, Nigel Shola Andre	24	6	3	0
Sidwell, Steven James	1	3	2	0
Walker, Kyle Andrew	15	0	0	1
Warnock, Stephen	19	0	0	0
Weimann, Andreas	0	1	0	0
Young, Luke Paul	23	0	0	1
Young, Ashley Simon	34	0	0	7

Birmingham City	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Asante, Akwasi	0	0	2	0
Beausejour Coliqueo, Jean A E	9	8	11	2
Bentley, David Michael	9	4	2	0
Bowyer, Lee David	24	5	6	4
Carr, Stephen	38	0	0	0
Dann, Scott	20	0	0	2
Davies, Curtis	2	4	9	0
Derbyshire, Matthew Anthony	4	9	14	0
Doyle, Colin	0	1	21	0
Fahey, Keith Declan	19	5	12	1
Ferguson, Barry	35	0	0	0
Foster, Ben	38	0	0	0
Gardner, Craig	25	4	0	8
Hleb, Alexander	13	6	5	1
Jiranek, Martin	10	0	12	0
Johnson, Roger	38	0	0	2
Larsson, Sebastian Bengt Ulf	31	4	2	4
Madera, Miguel Marcos	0	0	12	0
Martins, Obafemi Akinwunmi	3	1	1	0
McFadden, James	3	1	0	0
Murphy, David Paul	3	7	10	0
Mutch, Jordon James Edward S	3	0	7	0
O’Connor, Garry Lawrence John	2	1	2	0
Parnaby, Stuart	5	0	14	0
Phillips, Kevin Mark	5	9	16	1
Rana-Jerome, Cameron Zishan	30	4	0	3
Redmond, Nathan Daniel J	0	0	1	0
Ridgewell, Liam Matthew	36	0	0	4
Taylor, Maik Stefan	0	0	16	0
Valles Prat, Enric	0	0	2	0
Zigic, Nikola	13	12	4	5

Blackburn Rovers	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Andrews, Keith Joseph	2	3	5	0
Bunn, Mark John	2	1	35	0
Chimbonda, Pascal	3	3	7	0
Diouf, El Hadji Ousseynou	18	2	4	0
Diouf, Mame Biram	17	10	8	3
Doran Cogan, Aaron Brian	0	0	4	0
Dunn, David John Ian	17	10	2	2
Emerton, Brett Michael	24	6	3	4
Fielding, Francis David	0	0	2	0
Formica, Mauro Abel	0	0	2	0
Givet-Viaros, Gael	29	0	3	1
Goulon, Herold	1	3	3	0
Grella, Vincenzo	4	1	4	0
Hanley, Grant	5	2	17	0
Hoilett, David Wayne	17	7	9	5
Jacobsen, Lars Christian	0	0	1	0
Jones, Philip Anthony	24	2	0	0
Jones, Jermaine Junior	15	0	0	0
Judge, Alan	0	0	1	0
Kalinic, Nikola	15	3	12	5
Linganzi Koumba, Amine	0	1	5	0
Lowe, Jason John	0	1	1	0
Morris, Joshua Francis	0	4	6	0
Mwaruwari, Benjani	6	12	13	3
Nelsen, Ryan William	28	0	0	3
Nzonzi, Steven N M C	13	8	0	1
Olsson, Martin Tony Waikwa	25	4	2	2
Pedersen, Morten Gamst	27	8	1	4
Roberts, Jason Andre Davis	13	12	0	5
Robinson, Paul William	36	0	0	0
Rochina Naixes, Ruben	1	3	4	0
Salgado Fernandez, Miguel A	36	0	0	0
Samba, Veijeany Christopher	33	0	0	4
Santa Cruz, Roque Luis	7	2	4	0

Blackpool	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Adam, Charles Graham	34	1	0	12
Basham, Christopher Paul	1	1	2	0
Beattie, James Scott	5	4	5	0
Campbell, Dudley Junior	30	1	0	13
Carney, David	5	6	8	0
Cathcart, Craig George	28	2	4	1
Crainey, Stephen Daniel	31	0	0	0
Demontagnac, Ishmel	0	1	2	0
Eardley, Neal	30	1	7	1
Edwards, Robert Owen	1	1	11	0
Euell, Jason Joseph	1	2	8	0
Evatt, Ian Ross	36	2	0	1
Gilks, Matthew	18	0	1	0
Grandin, Elliot	21	2	5	1
Halstead, Mark James	0	1	13	0
Harewood, Marlon Anderson	7	9	4	5
John-Baptiste, Alex	19	2	5	2
Keinan, Dekel	3	3	5	0
Kettings, Christopher David	0	0	1	0
Kingson, Richard	19	1	12	0
Kornilenko, Sergei A	3	3	1	0
Ormerod, Brett Ryan	6	13	12	1
Phillips, Matthew	6	21	5	1
Puncheon, Jason David Ian	6	5	4	3
Rachubka, Paul Stephen	1	1	8	0
Reid, Andrew Matthew	2	3	8	0
Southern, Keith William	11	10	12	0
Sylvestre, Ludovic	6	2	13	0
Taylor-Fletcher, Gary	29	2	1	6
Varney, Luke Ivan	24	6	3	5
Vaughan, David Owen	35	0	0	2

Bolton Wanderers	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Alonso Mendoza, Marcos	4	0	9	0
Blake, Robert James	0	8	22	1
Bogdan, Adam	3	1	34	0
Cahill, Gary James	36	0	0	3
Cohen, Tamir	3	5	7	1
Davies, Kevin Cyril	38	0	0	8
Davies, Mark Nicholas	9	15	5	1
Elmander, Johan Erik Calvin	37	0	0	10
Gardner, Ricardo	3	2	0	0
Holden, Stuart Alistair	26	0	0	2
Jaaskelainen, Juusi Albert	35	0	1	0
Klasnic, Ivan	0	22	11	4
Knight, Zatyiah	34	0	0	1
Lainton, Robert	0	0	2	0
Lee, Chung Yong	25	6	2	3
Moreno Machado, Rodrigo	4	13	17	1
Muamba, Fabrice Ndala	32	4	1	1
O’Brien, Andrew James	1	1	3	0
Petrov, Martin	18	10	9	3
Ricketts, Samuel Derek	14	3	10	0
Robinson, Paul Peter	35	0	2	0
Steinsson, Gretar Rafn	23	0	6	1
Sturridge, Daniel	11	1	0	8
Taylor, Matthew Simon	22	14	2	2
Vela, Joshua James	0	0	1	0
Wheater, David James	5	2	7	0

Chelsea	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Anelka, Nicolas	27	5	4	6
Benayoun, Yossi	1	6	5	1
Bertrand, Ryan	0	1	2	0
Borini, Fabio	0	0	2	0
Bosingwa Da Silva, Jose	13	7	2	0
Cech, Petr	38	0	0	0
Cole, Ashley	38	0	0	0
Dias Costa, Alex Rodrigo	12	3	1	2
Drogba, Didier	30	6	0	11
Essien, Michael	32	1	1	3
Ferreira, Paulo Renato R	12	9	16	0
Ivanovic, Branislav	32	2	2	4
Kakuta, Gael	1	4	12	0
Kalou, Salomon	16	15	3	10
Lampard, Frank James	23	1	0	10
Luiz Moreira Marinho, David	11	1	2	2
Malouda, Florent Johan	33	5	0	13
McEachran, Joshua Mark	1	8	16	0
Mellis, Jacob Alexander	0	0	2	0
Mikel, John Obi	28	0	5	0
Sala, Jacopo	0	0	4	0
Sampaio, Henrique Hilario M A	0	0	2	0
Santos Do Nascimento, R	22	7	0	2
Sturridge, Daniel	0	13	5	0
Terry, John George	33	0	0	3
Torres Sanz, Fernando Jose	8	6	0	1
Turnbull, Ross	0	0	36	0
Van Aanholt, Patrick John M	0	0	12	0
Van Homoet Bruma, Jeffrey K	1	1	14	0
Zhirkov, Yuriy	6	6	11	0

Everton	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Anichebe, Victor Chinedu	8	8	5	0
Arteta Amatriain, Mikel	29	0	0	3
Baines, Leighton John	38	0	0	5
Barkley, Ross	0	0	3	0
Baxter, Jose	0	1	14	0
Beckford, Jermaine Paul A	14	18	6	8
Bilyaletdinov, Diniyar	10	16	11	2
Cahill, Timothy	22	5	0	9
Coleman, Seamus	25	9	2	4
Distin, Sylvian	38	0	0	2
Duffy, Shane Patrick Michael	0	0	9	0
Fellaini-Bakkioui, Marouane	19	1	0	1
Forshaw, Adam	0	1	3	0
Gueye, Magaye Serigne F D N	2	3	20	0
Heitinga, John Gijsbert Alan	23	4	4	1
Hibbert, Anthony James	17	3	14	0
Howard, Timothy Matthew	38	0	0	0
Jagielka, Philip Nikodem	31	2	2	1
McAleny, Conor Michael	0	0	2	0
Mucha, Jan	0	0	38	0
Mustafi, Shkodran	0	0	6	0
Neville, Philip John	31	0	2	1
Nsiala, Aristote	0	0	2	0
Osman, Leon	20	6	4	4
Pienaar, Steven	18	0	0	1
Rodwell, Jack	14	10	5	0
Saha, Louis Laurent	14	8	1	7
Vaughan, James Oliver	0	1	0	0
Vellios, Apostolos	0	3	4	0
Yakubu, Ayegbeni	7	7	3	1

Fulham	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Baird, Christopher	25	4	5	2
Briggs, Matthew	3	0	3	0
Davies, Simon	25	5	5	4
Dembele, Mousa	22	2	1	3
Dempsey, Clinton Drew	35	2	0	12
Dikgacoi, Kagisho	0	1	6	0
Duff, Damien Anthony	22	2	3	4
Elm, David	0	0	1	0
Etheridge, Neil	0	0	8	0
Etuhu, Dickson Paul	23	5	3	2
Gera, Zoltan	10	17	4	1
Greening, Jonathan	6	4	25	0
Gudjohnsen, Eidur Smari	4	6	3	0
Halliche, Rafik	0	1	10	0
Hangeland, Brede Paulsen	37	0	0	6
Hoesen, Danny	0	0	1	0
Hughes, Aaron William	38	0	0	1
Johnson, Andrew	15	12	0	3
Johnson, Edward	1	10	3	0
Kakuta, Gael	2	5	6	1
Kamara, Diomansy	7	3	8	2
Kelly, Stephen Michael	8	2	17	0
Konchesky, Paul Martyn	1	0	0	0
Murphy, Daniel Ben	37	0	0	0
Pantsil, John	15	1	10	0
Riise, Bjorn Helge Semundseth	0	3	8	0
Salcido Flores, Carlos Arnoldo	22	1	8	0
Schwarzer, Mark	31	0	0	0
Senderos, Philippe	3	0	2	0
Sidwell, Steven James	10	2	2	2
Stockdale, David Adam	7	0	27	0
Stoor, Frederick	0	0	1	0
Zamora, Robert Lester	9	5	0	5
Zuberbuhler, Pascal	0	0	3	0

Liverpool	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Agger, Daniel Munthe	12	4	1	0
Aurelio Rodrigues, Fabio	7	7	5	0
Babel, Ryan Guno	1	8	7	1
Carragher, James Lee	28	0	1	0
Carroll, Andrew Thomas	5	2	0	2
Cavalieri, Diego	0	0	1	0
Coady, Conor David	0	0	1	0
Cole, Joseph John	9	11	6	2
Eccleston, Nathan	0	1	1	0
Flanagan, John	7	0	0	0
Gerrard MBE, Steven George	20	1	0	4
Gulacsi, Peter	0	0	19	0
Hansen, Martin	0	0	3	0
Johnson, Glen McLeod Cooper	28	0	0	2
Jones, Bradley	0	0	15	0
Jovanovic, Milan	5	5	10	0
Kelly, Martin Ronald	10	1	11	0
Konchesky, Paul Martyn	15	0	1	0
Kuyt, Dirk	32	1	0	13
Kyrgiakos, Sotiris	10	6	16	2
Mascherano, Javier	1	0	0	0
Meireles, Raul Jose Trindade	32	1	0	5
Ngog, David	9	16	9	2
Pacheco Lobato, Daniel	0	1	6	0
Pezzini Leiva, Lucas	32	1	3	0
Poulsen, Christian	9	3	19	0
Reina Paez, Jose Manuel	38	0	0	0
Robinson, Jack	1	1	5	0
Rodriguez, Maximiliano	24	4	9	10
Shelvey, Jonjo	0	15	5	0
Skrtel, Martin	38	0	0	2
Spearing, Jay Francis	10	1	8	0
Suarez Diaz, Luis Alberto	12	1	1	4
Torres Sanz, Fernando Jose	22	1	0	9
Wilson, Daniel	1	1	9	0
Wisdom, Andre	0	0	1	0

Manchester City	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Adebayor, Emmanuel	2	6	3	1
Balotelli, Mario Barwuah	12	5	2	6
Barry, Gareth	31	2	3	2
Boateng, Jerome	14	2	7	0
Boyata, Anga Dedryck	5	2	9	0
Bridge, Wayne Michael	1	2	1	0
De Jong, Nigel	30	2	0	1
Dzeko, Edin	8	7	1	2
Given, Shay John James	0	0	31	0
Guidetti, John Alberto	0	0	2	0
Hart, Charles Joseph John	38	0	0	0
Jimenez Silva, David Josue	30	5	1	4
Johnson, Adam	15	16	2	4
Kolarov, Aleksandar	20	4	1	1
Kompany, Vincent	37	0	0	0
Lescott, Joleon Patrick	20	2	11	3
McGivern, Ryan	0	1	2	0
Milner, James Philip	23	9	4	0
Razak, Abdul	0	1	0	0
Richards, Micah	16	2	7	1
Santa Cruz, Roque Luis	0	1	5	0
Silva, Joao Alves De Assis	3	9	16	0
Taylor, Stuart James	0	0	7	0
Tevez, Carlos	30	1	1	20
Toure, Kolo Abib	21	1	1	1
Toure, Gnegneri Yaya	35	0	0	8
Vieira, Patrick	4	11	22	2
Wabara, Reece	0	1	1	0
Wright-Phillips, Shaun C	2	5	17	0
Zabaleta Girod, Pablo Javier	21	5	7	2

Manchester United	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Almedia Da Cunha, Luis Carlos	31	2	1	9
Amos, Benjamin Paul	0	0	6	0
Berbatov, Dimitar	24	8	2	20
Brown, Wesley Michael	4	3	7	0
Carrick, Michael	23	5	3	0
De Abreu Oliveira, Anderson L	14	4	6	1
Dias Correia, Tiago Manuel	0	2	3	0
Evans, Jonathan Grant	11	2	9	0
Evra, Patrice Latyr	34	1	2	1
Ferdinand, Rio Gavin	19	0	1	0
Fletcher, Darren Barr	24	2	1	2
Gibson, Darron Thomas Daniel	6	6	10	0
Giggs, Ryan Joseph	19	6	2	2
Gill, Oliver David	0	0	2	0
Hargreaves, Owen	1	0	0	0
Hernandez Balcazar, Javier	15	12	6	13
King, Joshua Christian Kojo	0	0	1	0
Kuszczak, Tomasz	5	0	27	0
Lindegaard, Anders R	0	0	4	0
Macheda, Federico	2	5	5	1
Neville, Gary Alexander	3	0	2	0
Obertan, Gabriel Antoine	3	4	6	0
O’Shea, John Francis	18	2	7	0
Owen, Michael James	1	10	11	2
Park, Ji-Sung	13	2	3	5
Pereira da Silva, Rafael	15	1	9	0
Pereira da Silva, Fabio	5	6	7	1
Rooney, Wayne Mark	25	3	0	11
Scholes, Paul	16	6	4	1
Smalling, Christopher	11	5	17	0
Valencia Mosquera, Luis A	8	2	2	1
Van Der Sar, Edwin	33	0	1	0
Vidic, Nemanja	35	0	0	5

Newcastle United	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Ameobi, Foluwashola	21	7	1	6
Ameobi, Samuel	0	1	0	0
Barton, Joseph	32	0	0	4
Ben Arfa, Hatem	3	1	0	1
Best, Leon Julian Brendan	9	2	4	6
Campbell, Sulzeer Jeremiah	4	3	11	0
Carroll, Andrew Thomas	18	1	0	11
Coloccini, Fabricio	35	0	0	2
Donaldson, Ryan Mark	0	0	2	0
Ferguson, Shane Kevin	3	4	8	0
Gosling, Daniel	0	1	0	0
Guthrie, Danny Sean	11	3	7	0
Gutierrez, Jonas Manuel	34	3	0	3
Harper, Stephen Alan	18	0	5	0
Ireland, Stephen James	0	2	0	0
Jiminez Tejada, Francisco	0	2	3	0
Kadar, Tamas	0	0	5	0
Krul, Timothy Michael	20	1	17	0
Kuqi, Shefki	0	6	7	0
Lovenkrands, Peter R	18	7	11	6
Lualua, Kazenga	0	2	0	0
Nolan, Kevin Anthony Jance	30	0	0	12
Perch, James Robert	9	4	16	0
Ranger, Nile	1	23	8	0
Richardson, Michael	0	0	4	0
Routledge, Wayne Neville A	10	7	5	0
Sanchez Diaz, Jose Enrique	36	0	0	0
Simpson, Daniel Peter	30	0	0	0
Smith, Alan	7	4	12	0
Soderberg, Ole Petter	0	0	15	0
Tavernier, James Henry	0	0	8	0
Taylor, Ryan Anthony	3	2	12	0
Taylor, Steven Vincent	12	2	9	3
Tiote, Cheik Ismael	26	0	1	1
Vuckic, Haris	0	0	3	0
Williamson, Michael James	28	1	3	0

Stoke City	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Begovic, Asmir	28	0	9	0
Carew, John	7	3	2	1
Collins, Daniel	23	2	13	0
Delap, Rory John	33	4	1	2
Diao, Salif	3	5	7	0
Etherington, Matthew	30	2	1	5
Faye, Abdoulaye Diagne	12	2	9	1
Fuller, Ricardo Dwayne	9	19	1	4
Gudjohnsen, Eidur Smari	0	4	12	0
Higginbotham, Daniel John	9	1	19	2
Huth, Robert	35	0	0	6
Jones, Kenwyne Joel	33	1	3	9
Nash, Carlo James	0	0	4	0
Pennant, Jermaine Lloyd	26	3	3	3
Pugh, Daniel Adam	5	5	10	0
Sanli, Tuncay	5	9	5	1
Shawcross, Ryan James	36	0	0	1
Shotton, Ryan Colin	0	2	4	0
Sidibe, Mamady	0	2	0	0
Soares, Thomas James	0	0	1	0
Sorensen, Thomas	10	0	25	0
Tonge, Michael William Eric	0	2	3	0
Walters, Jonathan Ronald	27	9	1	6
Whelan, Glenn David	14	15	9	0
Whitehead, Dean	31	6	0	2
Wilkinson, Andrew Gordon	21	1	14	0
Wilson, Marc David	21	7	6	1

Sunderland	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Adams, Blair	0	0	9	0
Angeleri, Marcos	0	2	16	0
Bardsley, Phillip Anthony	32	2	4	3
Bent, Darren Ashley	20	0	0	8
Bramble, Titus Malachi	22	1	0	0
Campbell, Fraizer Lee	3	0	0	0
Carson, Trevor	0	0	10	0
Cattermole, Lee Barry	22	1	0	0
Colback, Jack Raymond	6	5	10	0
Cook, Jordan Alan	0	3	2	0
Da Silva, Paulo	1	0	20	0
Eissa, Ahmed E A A	26	10	2	0
Ferdinand, Anton Julian	23	4	5	0
Gordon, Craig	15	0	13	0
Gyan, Asamoah	20	11	0	10
Henderson, Jordan Brian	37	0	1	3
Knott, Billy Steven	0	0	5	0
Laing, Louis Mark	0	1	0	0
Lynch, Craig Thomas	0	2	4	0
Malbranque, Steed	24	11	3	0
Mensah, John	15	3	5	0
Meyler, David	4	1	2	0
Mignolet, Simon	23	0	15	0
Muntari, Sulley Ali	7	2	1	1
Noble, Ryan	0	3	3	0
Onuoha, Chinedum	31	0	1	1
Reed, Adam Michael	0	0	2	0
Reid, Andrew Matthew	0	2	3	0
Richardson, Kieran Edward	23	3	0	4
Riveros Nunez, Cristian M	5	7	21	1
Sessegnon, Stephane	13	1	0	3
Turner, Michael Thomas	15	0	0	0
Waghorn, Martyn Thomas	0	2	1	0
Welbeck, Daniel	21	5	0	6
Zenden, Boudewijn	10	17	9	2

Tottenham Hotspur	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Alnwick, Ben Robert	0	0	2	0
Assou-Ekotto, Benoit	30	0	2	0
Bale, Gareth Frank	29	1	0	7
Bassong Nguena, Sebastian A	7	5	25	1
Bentley, David Michael	1	1	3	0
Bostock, John	0	0	1	0
Cordiero, Sandro Raniere G	11	8	8	1
Corluka, Vedran	13	2	14	0
Crouch, Peter James	20	14	4	4
Cudicini, Carlo	8	0	25	0
Dawson, Michael Richard	24	0	1	1
Defoe, Jermain Colin	16	6	2	4
Dos Santos Ramirez, Giovanni	0	3	1	0
Gallas, William	26	1	0	0
Gomes, Heurelho Da Silva	30	0	1	0
Huddlestone, Thomas Andrew	13	1	1	2
Hutton, Alan	19	2	1	2
Jenas, Jermaine Anthony	14	5	12	0
Kaboul, Younes	19	2	2	1
Keane, Robert David	2	5	5	0
Khumalo, Bongani	0	0	3	0
King, Ledley Brenton	6	0	0	0
Kranjcar, Niko	2	11	18	2
Lennon, Aaron	25	9	0	3
Livermore, Jake Cyril	0	0	2	0
Modric, Luka	32	0	0	3
Naughton, Kyle	0	0	1	0
Palacios Suazo, Wilson R	16	5	7	0
Pavlyuchenko, Roman	18	11	7	9
Pienaar, Steven	5	3	3	0
Pletikosa, Stipe	0	0	12	0
Rose, Daniel Lee	4	0	5	0
Van Der Vaart, Rafael	28	0	0	13
Walker, Kyle Andrew	0	1	0	0
Woodgate, Jonathan Simon	0	0	2	0

West Bromwich Albion	Pld	Sub- Pld	Sub- Not Pld	Goal scrd
Barnes, Giles Gordon	1	13	2	0
Bednar, Roman	1	3	5	0
Brunt, Christopher	34	0	0	4
Carson, Scott Paul	32	0	5	0
Cech, Marek	14	1	5	0
Cox, Simon Richard	8	11	16	1
Dorrans, Graham	16	5	3	1
Fortune, Marc-Antoine	14	11	7	2
Hurst, James	1	0	2	0
Ibanez Tebar, Pablo	8	2	20	1
Jara Reyes, Gonzalo Alejandro	24	5	5	1
Kiely, Dean Lawrence	0	0	1	0
Meite, Abdoulaye	10	0	2	0
Miller, Ishmael Antony	0	6	5	0
Morrison, James Clark	26	5	2	4
Mulumbu, Youssouf	34	0	1	7
Myhill, Glyn Oliver	6	0	32	0
Odemwingie, Peter	29	3	0	15
Olsson, Jonas	24	0	1	1
Reid, Steven John	13	10	9	1
Scharner, Paul Josef Herbert	33	0	0	4
Shorey, Nicholas	25	3	10	0
Tamas, Gabriel Sebastian	22	4	5	0
Tchoyi, Somen	7	16	9	6
Thomas, Jerome William	32	1	1	3
Thorne, George Louis Elliot	0	1	1	0
Vela Garrido, Carlos Alberto	3	5	4	2
Wood, Chris	0	1	0	0
Zuiverloon, Gianni	1	1	6	0

West Ham United	Pld	Sub- Pld	Sub- Not Pld	Goals Scrd
Ba, Demba	10	2	1	7
Barrera Acosta, Pablo Edson	6	8	9	0
Behrami, Valon	6	1	1	2
Ben Haim, Tal	8	0	2	0
Boa Morte Pereira, Luis	19	3	9	0
Boffin, Ruud	1	0	21	0
Bridge, Wayne Michael	15	0	0	0
Cole, Carlton	21	14	1	5
Collison, Jack David	2	1	0	0
Da Costa, Manuel Trindade	14	2	3	1
Diamanti, Alessandro	0	1	0	0
Dyer, Kieron Courtney	8	3	0	0
Faubert, Julien	7	2	8	0
Gabbidon, Daniel Leon	24	2	5	0
Green, Robert Paul	37	0	0	0
Hines, Zavon	4	5	7	0
Hitzlsperger, Thomas	11	0	1	2
Ilunga, Herita	10	1	3	0
Jacobsen, Lars Christian	22	2	1	0
Keane, Robert David	5	4	0	2
Kovac, Radoslav	7	6	14	0
Larkins, Jake	0	0	1	0
Mccarthy, Benedict	0	6	9	0
Noble, Mark James	25	1	0	4
Nouble, Frank Herman	0	2	2	0
Obinna, Victor Nsofor	17	8	3	3
O’Neil, Gary Paul	7	1	1	0
Parker, Scott Matthew	30	2	0	5
Piquionne, Frederic	26	8	2	6
Reid, Winston Wiremu	3	4	15	0
Sears, Fred	9	2	5	1
Spector, Jonathan Michael P	10	4	9	1
Spence, Jordan	2	0	0	0
Stanislas, Junior	4	2	3	1
Stech, Marek	0	0	16	0
Tombides, Dylan James	0	0	1	0
Tomkins, James Oliver Charles	18	1	13	1
Upson, Matthew James	30	0	1	0

			Sub-
		Sub-	Not	Goals
Wigan Athletic	Pld	Pld	Pld	Scrd
Alcaraz, Antolin	34	0	0	1
Al-Habsi, Ali	34	0	2	0
Boselli, Mauro	5	3	12	0
Boyce, Emmerson Orlando	20	2	2	0
Caldwell, Steven	8	2	16	0
Caldwell, Gary	23	0	1	0
Cleverley, Thomas William	19	6	1	3
De Ridder, Daniel	0	0	1	0
Di Santo, Franco	9	16	4	1
Diame, Mohamed	30	6	1	1
Figueroa Rochez, Maynor A	32	1	2	1
Gohouri, Steve	26	1	7	1
Golobart Benet, Roman	0	0	1	0
Gomez Garcia-Penche, Jordi	9	4	25	1
Kirkland, Christopher Edmund	4	0	14	0
Lopez Rodriguez, Adrian	1	0	5	0
McArthur, James	3	15	5	0
McCarthy, James	24	0	1	3
McManaman, Callum Henry	0	3	9	0
Moses, Victor	8	13	7	1
Mustoe, Jordan David	0	0	3	0
Nicholls, Lee Anthony	0	0	1	0
N’Zogbia, Charles	32	2	0	9
Pollitt, Michael Francis	0	1	20	0
Robinson, Jordan Daniel	0	0	2	0
Rodallega Martinez, Hugo	34	2	0	9
Sammon, Conor	1	6	3	1
Scotland, Jason Kelvin	0	0	2	0
Stam, Ronnie Theodorous	17	8	7	1
Thomas Suazo, Hendry B	22	2	4	0
Watson, Ben	23	6	9	3

			Sub-
		Sub-	Not	Goals
Wolverhampton Wdrs	Pld	Pld	Pld	Scrd
Batth, Daniel Tanveer	0	0	3	0
Bent, Marcus Nathan	0	3	9	0
Berra, Christophe	31	1	3	0
Craddock, Jody Darryl	14	1	9	1
Davis, David Lowell	0	0	4	0
Doherty, Matthew James	0	0	6	0
Doyle, Kevin Edward	25	1	0	5
Ebanks-Blake, Sylvan	11	19	4	7
Ebanks-Landell, Ethan Reid	0	0	1	0
Edwards, David Alexander	12	3	2	1
Elokobi, George Nganyuo	23	4	6	2
Fletcher, Steven Kenneth	15	14	7	10
Foley, Kevin Patrick	30	3	2	2
Griffiths, Leigh	0	0	1	0
Guedioura, Adlene	4	6	3	1
Hahnemann, Marcus Stephan	14	0	24	0
Halford, Gregory	0	2	0	0
Hammill, Adam	7	3	2	0
Hennessey, Wayne Robert	24	0	14	0
Henry, Karl Levi Daniel	28	1	0	0
Hunt, Stephen Patrick	14	6	0	3
Jarvis, Matthew Thomas	34	3	0	4
Jones, David Frank Llwyd	11	1	11	1
Keogh, Andrew Declan	0	1	1	0
Kightly, Michael John	1	3	1	0
Mancienne, Michael Ian	13	3	4	0
Milljas, Nenad	20	3	11	2
Mouyokolo, Steven Stefan F	2	2	7	0
Mujangi, Bia Geoffrey	0	1	4	0
O’Hara, Jamie Darryl	13	1	0	3
Rooney, Nathan Charles	0	0	1	0
Stearman, Richard James	27	4	7	0
Van Damme, Jelle Francois M	4	2	6	1
Vokes, Samuel Michael	0	2	5	0
Ward, Stephen Robert	27	7	4	1
Winnall, Sam Thomas	0	0	2	0
Zubar, Ronald	14	1	1	1

Premier League 1992/93

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	42	24	12	6	67	31	+36	84
2)	Aston Villa	42	21	11	10	57	40	+17	74
3)	Norwich City	42	21	9	12	61	65	-4	72
4)	Blackburn Rovers	42	20	11	11	68	46	+22	71
5)	Queens Park Rangers	42	17	12	13	63	55	+8	63
6)	Liverpool	42	16	11	15	62	55	+7	59
7)	Sheffield Wednesday	42	15	14	13	55	51	+4	59
8)	Tottenham Hotspur	42	16	11	15	60	66	-6	59
9)	Manchester City	42	15	12	15	56	51	+5	57
10)	Arsenal	42	15	11	16	40	38	+2	56
11)	Chelsea	42	14	14	14	51	54	-3	56
12)	Wimbledon	42	14	12	16	56	55	+1	54
13)	Everton	42	15	8	19	53	55	-2	53
14)	Sheffield United	42	14	10	18	54	53	+1	52
15)	Coventry City	42	13	13	16	52	57	-5	52
16)	Ipswich Town	42	12	16	14	50	55	-5	52
17)	Leeds United	42	12	15	15	57	62	-5	51
18)	Southampton	42	13	11	18	54	61	-7	50
19)	Oldham Athletic	42	13	10	19	63	74	-11	49
20)	Crystal Palace	42	11	16	15	48	61	-13	49
21)	Middlesbrough	42	11	11	20	54	75	-21	44
22)	Nottingham Forest	42	10	10	22	41	62	-21	40

Premier League 1993/94

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	42	27	11	4	80	38	+42	92
2)	Blackburn Rovers	42	25	9	8	63	36	+27	84
3)	Newcastle United	42	23	8	11	82	41	+41	77
4)	Arsenal	42	18	17	7	53	28	+25	71
5)	Leeds United	42	18	16	8	65	39	+26	70
6)	Wimbledon	42	18	11	13	56	53	+3	65
7)	Sheffield Wednesday	42	16	16	10	76	54	+22	64
8)	Liverpool	42	17	9	16	59	55	+4	60
9)	Queens Park Rangers	42	16	12	14	62	61	+1	60
10)	Aston Villa	42	15	12	15	46	50	-4	57
11)	Coventry City	42	14	14	14	43	45	-2	56
12)	Norwich City	42	12	17	13	65	61	+4	53
13)	West Ham United	42	13	13	16	47	58	-11	52
14)	Chelsea	42	13	12	17	49	53	-4	51
15)	Tottenham Hotspur	42	11	12	19	54	59	-5	45
16)	Manchester City	42	9	18	15	38	49	-11	45
17)	Everton	42	12	8	22	42	63	-21	44
18)	Southampton	42	12	7	23	49	66	-17	43
19)	Ipswich Town	42	9	16	17	35	58	-23	43
20)	Sheffield United	42	8	18	16	42	60	-18	42
21)	Oldham Athletic	42	9	13	20	42	68	-26	40
22)	Swindon Town	42	5	15	22	47	100	-53	30

Premier League 1994/95

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Blackburn Rovers	42	27	8	7	80	39	+41	89
2)	Manchester United	42	26	10	6	77	28	+49	88
3)	Nottingham Forest	42	22	11	9	72	43	+29	77
4)	Liverpool	42	21	11	10	65	37	+28	74
5)	Leeds United	42	20	13	9	59	38	+21	73
6)	Newcastle United	42	20	12	10	67	47	+20	72
7)	Tottenham Hotspur	42	16	14	12	66	58	+8	62
8)	Queens Park Rangers	42	17	9	16	61	59	+2	60
9)	Wimbledon	42	15	11	16	48	65	-17	56
10)	Southampton	42	12	18	12	61	63	-2	54
11)	Chelsea	42	13	15	14	50	55	-5	54
12)	Arsenal	42	13	12	17	52	49	+3	51
13)	Sheffield Wednesday	42	13	12	17	49	57	-8	51
14)	West Ham United	42	13	11	18	44	48	-4	50
15)	Everton	42	11	17	14	44	51	-7	50
16)	Coventry City	42	12	14	16	44	62	-18	50
17)	Manchester City	42	12	13	17	53	64	-11	49
18)	Aston Villa	42	11	15	16	51	56	-5	48
19)	Crystal Palace	42	11	12	19	34	49	-15	45
20)	Norwich City	42	10	13	19	37	54	-17	43
21)	Leicester City	42	6	11	25	45	80	-35	29
22)	Ipswich Town	42	7	6	29	36	93	-57	27

Premier League 1995/96

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	25	7	6	73	35	+38	82
2)	Newcastle United	38	24	6	8	66	37	+29	78
3)	Liverpool	38	20	11	7	70	34	+36	71
4)	Aston Villa	38	18	9	11	52	35	+17	63
5)	Arsenal	38	17	12	9	49	32	+17	63
6)	Everton	38	17	10	11	64	44	+20	61
7)	Blackburn Rovers	38	18	7	13	61	47	+14	61
8)	Tottenham Hotspur	38	16	13	9	50	38	+12	61
9)	Nottingham Forest	38	15	13	10	50	54	-4	58
10)	West Ham United	38	14	9	15	43	52	-9	51
11)	Chelsea	38	12	14	12	46	44	+2	50
12)	Middlesbrough	38	11	10	17	35	50	-15	43
13)	Leeds United	38	12	7	19	40	57	-17	43
14)	Wimbledon	38	10	11	17	55	70	-15	41
15)	Sheffield Wednesday	38	10	10	18	48	61	-13	40
16)	Coventry City	38	8	14	16	42	60	-18	38
17)	Southampton	38	9	11	18	34	52	-18	38
18)	Manchester City	38	9	11	18	33	58	-25	38
19)	Queens Park Rangers	38	9	6	23	38	57	-19	33
20)	Bolton Wanderers	38	8	5	25	39	71	-32	29

Premier League 1996/97

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	21	12	5	76	44	+32	75
2)	Newcastle United	38	19	11	8	73	40	+33	68
3)	Arsenal	38	19	11	8	62	32	+30	68
4)	Liverpool	38	19	11	8	62	37	+25	68
5)	Aston Villa	38	17	10	11	47	34	+13	61
6)	Chelsea	38	16	11	11	58	55	+3	59
7)	Sheffield Wednesday	38	14	15	9	50	51	-1	57
8)	Wimbledon	38	15	11	12	49	46	+3	56
9)	Leicester City	38	12	11	15	46	54	-8	47
10)	Tottenham Hotspur	38	13	7	18	44	51	-7	46
11)	Leeds United	38	11	13	14	28	38	-10	46
12)	Derby County	38	11	13	14	45	58	-13	46
13)	Blackburn Rovers	38	9	15	14	42	43	-1	42
14)	West Ham United	38	10	12	16	39	48	-9	42
15)	Everton	38	10	12	16	44	57	-13	42
16)	Southampton	38	10	11	17	50	56	-6	41
17)	Coventry City	38	9	14	15	38	54	-16	41
18)	Sunderland	38	10	10	18	35	53	-18	40
19)	Middlesbrough	38	10	12	16	51	60	-9	39	*
20)	Nottingham Forest	38	6	16	16	31	59	-28	34

*Middlesbrough deducted 3 points

Premier League 1997/98

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Arsenal	38	23	9	6	68	33	+35	78
2)	Manchester United	38	23	8	7	73	26	+47	77
3)	Liverpool	38	18	11	9	68	42	+26	65
4)	Chelsea	38	20	13	15	71	43	+28	63
5)	Leeds United	38	17	8	13	57	46	+11	59
6)	Blackburn Rovers	38	16	10	12	57	52	+5	58
7)	Aston Villa	38	17	6	15	49	48	+1	57
8)	West Ham United	38	16	8	14	56	57	-1	56
9)	Derby County	38	16	7	15	52	49	+3	55
10)	Leicester City	38	13	14	11	51	41	+10	53
11)	Coventry City	38	12	16	10	46	44	+2	52
12)	Southampton	38	14	6	18	50	55	-5	48
13)	Newcastle United	38	11	11	16	35	44	-9	44
14)	Tottenham Hotspur	38	11	11	16	44	56	-12	44
15)	Wimbledon	38	10	14	14	34	46	-12	44
16)	Sheffield Wednesday	38	12	8	18	52	67	-15	44
17)	Everton	38	9	13	16	41	56	-15	40
18)	Bolton Wanderers	38	9	13	16	41	61	-20	40
19)	Barnsley	38	10	5	23	37	82	-45	35
20)	Crystal Palace	38	8	9	21	37	71	-34	33

Premier League 1998/99

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	22	13	3	80	37	+43	79
2)	Arsenal	38	22	12	4	59	17	+42	78
3)	Chelsea	38	20	15	3	57	30	+27	75
4)	Leeds United	38	18	13	7	62	34	+28	67
5)	West Ham United	38	16	9	13	46	53	-7	57
6)	Aston Villa	38	15	10	13	51	46	+5	55
7)	Liverpool	38	15	9	14	68	49	+19	54
8)	Derby County	38	13	13	12	40	45	-5	52
9)	Middlesbrough	38	12	15	11	48	54	-6	51
10)	Leicester City	38	12	13	13	40	46	-6	49
11)	Tottenham Hotspur	38	11	14	13	47	50	-3	47
12)	Sheffield Wednesday	38	13	7	18	41	42	-1	46
13)	Newcastle United	38	11	13	14	48	54	-6	46
14)	Everton	38	11	10	17	42	47	-5	43
15)	Coventry City	38	11	9	18	39	51	-12	42
16)	Wimbledon	38	10	12	16	40	63	-23	42
17)	Southampton	38	11	8	19	37	64	-27	41
18)	Charlton Athletic	38	8	12	18	41	56	-15	36
19)	Blackburn Rovers	38	7	14	17	38	52	-14	35
20)	Nottingham Forest	38	7	9	22	35	69	-34	30

Premier League 1999/2000

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	28	7	3	96	45	+52	91
2)	Arsenal	38	22	7	9	73	43	+30	73
3)	Leeds United	38	21	6	11	58	43	+15	69
4)	Liverpool	38	19	10	9	51	30	+21	67
5)	Chelsea	38	18	11	9	53	34	+19	65
6)	Aston Villa	38	15	13	10	46	35	+11	58
7)	Sunderland	38	16	10	12	57	56	+1	58
8)	Leicester City	38	16	7	15	55	55	0	55
9)	West Ham United	38	15	10	13	52	53	-1	55
10)	Tottenham Hotspur	38	15	8	15	57	49	+8	53
11)	Newcastle United	38	14	10	14	63	54	+9	52
12)	Middlesbrough	38	14	10	14	49	52	-6	52
13)	Everton	38	12	14	12	59	49	+10	50
14)	Coventry City	38	12	8	18	47	54	-7	44
15)	Southampton	38	12	8	18	45	62	-17	44
16)	Derby County	38	9	11	18	44	57	-13	38
17)	Bradford City	38	9	9	20	38	68	-30	36
18)	Wimbledon	38	7	12	19	46	74	-28	33
19)	Sheffield Wednesday	38	8	7	23	38	70	-32	31
20)	Watford	38	6	6	26	35	77	-42	24

Premier League 2000/01

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	24	8	6	79	31	+48	80
2)	Arsenal	38	20	10	8	63	38	+25	70
3)	Liverpool	38	20	9	9	71	39	+32	69
4)	Leeds United	38	20	8	10	64	43	+21	68
5)	Ipswich Town	38	20	6	12	57	42	+15	66
6)	Chelsea	38	17	10	11	68	45	+23	61
7)	Sunderland	38	15	12	11	46	41	+5	57
8)	Aston Villa	38	13	15	10	46	43	+3	54
9)	Charlton Athletic	38	14	10	14	50	57	-7	52
10)	Southampton	38	14	10	14	40	48	-8	52
11)	Newcastle United	38	14	9	15	44	50	-6	51
12)	Tottenham Hotspur	38	13	10	15	47	54	-7	49
13)	Leicester City	38	14	6	18	39	51	-12	48
14)	Middlesbrough	38	9	15	14	44	44	0	42
15)	West Ham United	38	10	12	16	45	50	-5	42
16)	Everton	38	11	9	18	45	59	-14	42
17)	Derby County	38	10	12	16	37	59	-22	42
18)	Manchester City	38	8	10	20	41	65	-24	34
19)	Coventry City	38	8	10	20	36	63	-27	34
20)	Bradford City	38	5	11	22	30	70	-40	26

Premier League 2001/02

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Arsenal	38	26	9	3	79	36	+43	87
2)	Liverpool	38	24	8	6	67	30	+37	80
3)	Manchester United	38	24	5	9	87	45	+42	77
4)	Newcastle United	38	21	8	9	74	52	+22	71
5)	Leeds United	38	18	12	8	53	37	+16	66
6)	Chelsea	38	17	13	8	66	38	+28	64
7)	West Ham United	38	15	8	15	48	57	-9	53
8)	Aston Villa	38	12	14	12	46	47	-1	50
9)	Tottenham Hotspur	38	14	8	16	49	53	-4	50
10)	Blackburn Rovers	38	12	10	16	55	51	+4	46
11)	Southampton	38	12	9	17	46	54	-8	45
12)	Middlesbrough	38	12	9	17	35	47	-12	45
13)	Fulham	38	10	14	14	36	44	-8	44
14)	Charlton Athletic	38	10	14	14	38	49	-11	44
15)	Everton	38	11	10	17	45	57	-12	43
16)	Bolton Wanderers	38	9	13	16	44	62	-18	40
17)	Sunderland	38	10	10	18	29	51	-22	40
18)	Ipswich Town	38	9	9	20	41	64	-23	36
19)	Derby County	38	8	6	24	33	63	-30	30
20)	Leicester City	38	5	13	20	30	64	-34	28

Premier League 2002/03

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	25	8	5	74	34	+40	83
2)	Arsenal	38	23	9	6	85	42	+43	78
3)	Newcastle United	38	21	6	11	63	48	+15	69
4)	Chelsea	38	19	10	9	68	38	+30	67
5)	Liverpool	38	18	10	10	61	41	+20	64
6)	Blackburn Rovers	38	16	12	10	52	43	+9	60
7)	Everton	38	17	8	13	48	49	-1	59
8)	Southampton	38	13	13	12	43	46	-3	52
9)	Manchester City	38	15	6	17	47	54	-7	51
10)	Tottenham Hotspur	38	14	8	16	51	62	-11	50
11)	Middlesbrough	38	13	10	15	48	44	+4	49
12)	Charlton Athletic	38	14	7	17	45	56	-11	49
13)	Birmingham City	38	13	9	16	41	49	-8	48
14)	Fulham	38	13	9	16	41	50	-9	48
15)	Leeds United	38	14	5	19	58	57	+1	47
16)	Aston Villa	38	12	9	17	42	47	-5	45
17)	Bolton Wanderers	38	10	14	14	41	51	-10	44
18)	West Ham United	38	10	12	16	42	59	-17	42
19)	West Bromwich	38	6	8	24	29	65	-36	26
20)	Sunderland	38	4	7	27	21	65	-44	19

Premier League 2003/04

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Arsenal	38	26	12	0	73	26	+47	90
2)	Chelsea	38	24	7	7	67	30	+37	79
3)	Manchester United	38	23	6	9	64	35	+29	75
4)	Liverpool	38	16	12	10	55	37	+18	60
5)	Newcastle United	38	13	17	8	52	40	+12	56
6)	Aston Villa	38	15	11	12	48	44	+4	56
7)	Charlton Athletic	38	14	11	13	51	51	0	53
8)	Bolton Wanderers	38	14	11	13	48	56	-8	53
9)	Fulham	38	14	10	14	52	46	+6	52
10)	Birmingham City	38	12	14	12	43	48	-5	50
11)	Middlesbrough	38	13	9	16	44	52	-8	48
12)	Southampton	38	12	11	15	44	45	-1	47
13)	Portsmouth	38	12	9	17	47	54	-7	45
14)	Tottenham Hotspur	38	13	6	19	47	57	-10	45
15)	Blackburn Rovers	38	12	8	18	51	59	-8	44
16)	Manchester City	38	9	14	15	55	54	+1	41
17)	Everton	38	9	12	17	45	57	-12	39
18)	Leicester City	38	6	15	17	48	65	-17	33
19)	Leeds United	38	8	9	21	40	79	-39	33
20)	Wolverhampton Wdrs	38	7	12	19	38	77	-39	33

Premier League 2004/05

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Chelsea	38	29	8	1	72	15	+57	95
2)	Arsenal	38	25	8	5	87	36	+51	83
3)	Manchester United	38	22	11	5	58	26	+32	77
4)	Everton	38	18	7	13	45	46	-1	61
5)	Liverpool	38	17	7	14	52	41	+11	58
6)	Bolton Wanderers	38	16	10	12	49	44	+5	58
7)	Middlesbrough	38	14	13	11	53	46	+7	55
8)	Manchester City	38	13	13	12	47	39	+8	52
9)	Tottenham Hotspur	38	14	10	14	47	41	+6	52
10)	Aston Villa	38	12	11	15	45	52	-7	47
11)	Charlton Athletic	38	12	10	16	42	58	-16	46
12)	Birmingham City	38	11	12	15	40	46	-6	45
13)	Fulham	38	12	8	18	52	60	-8	44
14)	Newcastle United	38	10	14	14	47	57	-10	44
15)	Blackburn Rovers	38	9	15	14	32	43	-11	42
16)	Portsmouth	38	10	9	19	43	59	-16	39
17)	West Bromwich Albion	38	6	16	16	36	61	-25	34
18)	Crystal Palace	38	7	12	19	41	62	-21	33
19)	Norwich City	38	7	12	19	42	77	-35	33
20)	Southampton	38	6	14	18	45	66	-21	32

Premier League 2005/06

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Chelsea	38	29	4	5	72	22	+50	91
2)	Manchester United	38	25	8	5	72	34	+38	83
3)	Liverpool	38	25	7	6	57	25	+32	82
4)	Arsenal	38	20	7	11	68	31	+37	67
5)	Tottenham Hotspur	38	18	11	9	53	38	+15	65
6)	Blackburn Rovers	38	19	6	13	51	42	+9	63
7)	Newcastle United	38	17	7	14	47	42	+5	58
8)	Bolton Wanderers	38	15	11	12	49	41	+8	56
9)	West Ham United	38	16	7	15	52	55	-3	55
10)	Wigan Athletic	38	15	6	17	45	52	-7	51
11)	Everton	38	14	8	16	34	49	-15	50
12)	Fulham	38	14	6	18	48	58	-10	48
13)	Charlton Athletic	38	13	8	17	41	55	-14	47
14)	Middlesbrough	38	12	9	17	48	58	-10	45
15)	Manchester City	38	13	4	21	43	48	-5	43
16)	Aston Villa	38	10	12	16	42	55	-13	42
17)	Portsmouth	38	10	8	20	37	62	-25	38
18)	Birmingham City	38	8	10	20	28	50	-22	34
19)	West Bromwich Albion	38	7	9	22	31	58	-27	30
20)	Sunderland	38	3	6	29	26	69	-43	15

Premier League 2006/07

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Man Utd	38	28	5	5	83	27	+56	89
2)	Chelsea	38	24	11	3	64	24	+40	83
3)	Liverpool	38	20	8	10	57	27	+30	68
4)	Arsenal	38	19	11	8	63	35	+28	68
5)	Tottenham	38	17	9	12	57	54	+3	60
6)	Everton	38	15	13	10	52	36	+16	58
7)	Bolton	38	16	8	14	47	52	-5	56
8)	Reading	38	16	7	15	52	47	+5	55
9)	Portsmouth	38	14	12	12	45	42	+3	54
10)	Blackburn	38	15	7	16	52	54	-2	52
11)	Aston Villa	38	11	17	10	43	41	+2	50
12)	Middlesbrough	38	12	10	16	44	49	-5	46
13)	Newcastle	38	11	10	17	38	47	-9	43
14)	Manchester City	38	11	9	18	29	44	-15	42
15)	West Ham Utd	38	12	5	21	35	59	-24	41
16)	Fulham	38	8	15	15	38	60	-22	39
17)	Wigan Athletic	38	10	8	20	37	59	-22	38
18)	Sheffield Utd	38	10	8	20	32	55	-23	38
19)	Charlton	38	8	10	20	34	60	-26	34
20)	Watford	38	5	13	20	29	59	-30	28

Premier League 2007/08

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Man Utd	38	27	6	5	80	22	+58	87
2)	Chelsea	38	25	10	3	65	26	+39	85
3)	Arsenal	38	24	11	3	74	31	+43	83
4)	Liverpool	38	21	13	4	67	28	+39	76
5)	Everton	38	19	8	11	55	33	+22	65
6)	Aston Villa	38	16	12	10	71	51	+20	60
7)	Blackburn	38	15	13	10	50	48	+2	58
8)	Portsmouth	38	16	9	13	48	40	+8	57
9)	Manchester City	38	15	10	13	45	53	-8	55
10)	West Ham Utd	38	13	10	15	42	50	-8	49
11)	Tottenham	38	11	13	14	66	61	+5	46
12)	Newcastle	38	11	10	17	45	65	-20	43
13)	Middlesbrough	38	10	12	16	43	53	-10	42
14)	Wigan Athletic	38	10	10	18	34	51	-17	40
15)	Sunderland	38	11	6	21	36	59	-23	39
16)	Bolton	38	9	10	19	36	54	-18	37
17)	Fulham	38	8	12	18	38	60	-22	36
18)	Reading	38	10	6	22	41	66	-25	36
19)	Birmingham	38	8	11	19	46	62	-16	35
20)	Derby County	38	1	8	29	20	89	-69	11

Premier League 2008/09

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Manchester United	38	28	6	4	68	24	+44	90
2)	Liverpool	38	25	11	2	77	27	+50	86
3)	Chelsea	38	25	8	5	68	24	+44	83
4)	Arsenal	38	20	12	6	68	37	+31	72
5)	Everton	38	17	12	9	55	37	+18	63
6)	Aston Villa	38	17	11	10	54	48	+6	62
7)	Fulham	38	14	11	13	39	34	+5	53
8)	Tottenham Hotspur	38	14	9	15	45	45	0	51
9)	West Ham United	38	14	9	15	42	45	-3	51
10)	Manchester City	38	15	5	18	58	50	+8	50
11)	Wigan Athletic	38	12	9	17	34	45	-11	45
12)	Stoke City	38	12	9	17	38	55	-17	45
13)	Bolton Wanderers	38	11	8	19	41	53	-12	41
14)	Portsmouth	38	10	11	17	38	57	-19	41
15)	Blackburn Rovers	38	10	11	17	40	60	-20	41
16)	Sunderland	38	9	9	20	34	54	-20	36
17)	Hull City	38	8	11	19	39	64	-25	35
18)	Newcastle United	38	7	13	18	40	59	-19	34
19)	Middlesbrough	38	7	11	20	28	57	-29	32
20)	West Bromwich Albion	38	8	8	22	36	67	-31	32

Premier League 2009/10

		Plyd	W	D	L	For	Agt	GD	Pts
1)	Chelsea	38	27	5	6	103	32	+71	86
2)	Man Utd	38	27	4	7	86	28	+58	85
3)	Arsenal	38	23	6	9	83	41	+42	75
4)	Tottenham	38	21	7	10	67	41	+26	70
5)	Manchester City	38	18	13	7	73	45	+28	67
6)	Aston Villa	38	17	13	8	52	39	+13	64
7)	Liverpool	38	18	9	11	61	35	+26	63
8)	Everton	38	16	13	9	60	49	+11	61
9)	Birmingham	38	13	11	14	38	47	-9	50
10)	Blackburn	38	13	11	14	41	55	-14	50
11)	Stoke City	38	11	14	13	34	48	-14	47
12)	Fulham	38	12	10	16	39	46	-7	46
13)	Sunderland	38	11	11	16	48	56	-8	44
14)	Bolton	38	10	9	19	42	67	-25	39
15)	Wolves	38	9	11	18	32	56	-24	38
16)	Wigan Athletic	38	9	9	20	37	79	-42	36
17)	West Ham Utd	38	8	11	19	47	66	-19	35
18)	Burnley	38	8	6	24	42	82	-40	30
19)	Hull City	38	6	12	20	34	75	-41	30
20)	Portsmouth	38	7	7	24	34	66	-32	19	*

*Portsmouth deducted 9 points

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